EXECUTION COPY










   RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                       Company,

           RESIDENTIAL FUNDING CORPORATION,

                   Master Servicer,

                          and

                BANKERS TRUST COMPANY,

                        Trustee




            POOLING AND SERVICING AGREEMENT

              Dated as of January 1, 1996



          Mortgage Pass-Through Certificates

                    Series 1996-S3










                   TABLE OF CONTENTS


                       ARTICLE I

                      DEFINITIONS

     Section 1.01.  Definitions. . . . . . . . . . .  3
          Accrued Certificate Interest . . . . . . .  3
          Adjusted Mortgage Rate . . . . . . . . . .  3
          Adjusted Senior Accelerated Distribution
               Percentage. . . . . . . . . . . . . .  4
          Adjusted Senior Percentage . . . . . . . .  5
          Advance. . . . . . . . . . . . . . . . . .  5
          Affiliate. . . . . . . . . . . . . . . . .  5
          Agreement. . . . . . . . . . . . . . . . .  5
          Amount Held for Future Distribution. . . .  5
          Appraised Value. . . . . . . . . . . . . .  5
          Assignment . . . . . . . . . . . . . . . .  6
          Assignment Agreement . . . . . . . . . . .  6
          Assignment of Proprietary Lease. . . . . .  6
          Available Distribution Amount. . . . . . .  6
          Bankruptcy Amount. . . . . . . . . . . . .  6
          Bankruptcy Code. . . . . . . . . . . . . .  7
          Bankruptcy Loss. . . . . . . . . . . . . .  7
          Book-Entry Certificate . . . . . . . . . .  7
          Business Day . . . . . . . . . . . . . . .  7
          Buydown Funds. . . . . . . . . . . . . . .  7
          Buydown Mortgage Loan. . . . . . . . . . .  8
          Cash Liquidation . . . . . . . . . . . . .  8
          Certificate. . . . . . . . . . . . . . . .  8
          Certificate Account. . . . . . . . . . . .  8
          Certificate Account Deposit Date . . . . .  8
          Certificateholder or Holder. . . . . . . .  8
          Certificate Owner. . . . . . . . . . . . .  8
          Certificate Principal Balance. . . . . . .  8
          Certificate Register and Certificate
               Registrar . . . . . . . . . . . . . .  9
          Class. . . . . . . . . . . . . . . . . . .  9
          Class A Certificate. . . . . . . . . . . .  9
          Class B Certificate. . . . . . . . . . . .  9
          Class B Percentage . . . . . . . . . . . . 10
          Class B-1 Percentage . . . . . . . . . . . 10
          Class B-1 Prepayment Distribution
               Trigger . . . . . . . . . . . . . . . 10
          Class B-2 Percentage . . . . . . . . . . . 10
          Class B-2 Prepayment Distribution
               Trigger . . . . . . . . . . . . . . . 10
          Class B-3 Percentage . . . . . . . . . . . 10
          Class B-3 Prepayment Distribution
               Trigger . . . . . . . . . . . . . . . 10
          Class M Certificate. . . . . . . . . . . . 10
          Class M Percentage . . . . . . . . . . . . 11
          Class M-1 Percentage . . . . . . . . . . . 11
          Class M-2 Percentage . . . . . . . . . . . 11
          Class M-2 Prepayment Distribution
               Trigger . . . . . . . . . . . . . . . 11
          Class M-3 Percentage . . . . . . . . . . . 11
          Class M-3 Prepayment Distribution
               Trigger . . . . . . . . . . . . . . . 11
          Class R Certificate. . . . . . . . . . . . 11
          Closing Date . . . . . . . . . . . . . . . 11
          Code . . . . . . . . . . . . . . . . . . . 11
          Compensating Interest. . . . . . . . . . . 11
          Cooperative. . . . . . . . . . . . . . . . 12
          Cooperative Apartment. . . . . . . . . . . 12
          Cooperative Lease. . . . . . . . . . . . . 12
          Cooperative Loans. . . . . . . . . . . . . 12
          Cooperative Stock. . . . . . . . . . . . . 12
          Cooperative Stock Certificate. . . . . . . 12
          Corporate Trust Office . . . . . . . . . . 12
          Credit Support Depletion Date. . . . . . . 12
          Curtailment. . . . . . . . . . . . . . . . 13
          Custodial Account. . . . . . . . . . . . . 13
          Custodial Agreement. . . . . . . . . . . . 13
          Custodian. . . . . . . . . . . . . . . . . 13
          Cut-off Date . . . . . . . . . . . . . . . 13
          Cut-off Date Principal Balance . . . . . . 13
          Debt Service Reduction . . . . . . . . . . 13
          Default Loss . . . . . . . . . . . . . . . 13
          Deficient Valuation. . . . . . . . . . . . 13
          Definitive Certificate . . . . . . . . . . 13
          Deleted Mortgage Loan. . . . . . . . . . . 13
          Depository . . . . . . . . . . . . . . . . 14
          Depository Participant . . . . . . . . . . 14
          Destroyed Mortgage Note. . . . . . . . . . 14
          Determination Date . . . . . . . . . . . . 14
          Disqualified Organization. . . . . . . . . 14
          Distribution Date. . . . . . . . . . . . . 14
          Due Date . . . . . . . . . . . . . . . . . 14
          Due Period . . . . . . . . . . . . . . . . 14
          Eligible Account . . . . . . . . . . . . . 15
          Event of Default . . . . . . . . . . . . . 15
          Excess Bankruptcy Loss . . . . . . . . . . 15
          Excess Fraud Loss. . . . . . . . . . . . . 15
          Excess Special Hazard Loss . . . . . . . . 15
          Excess Spread. . . . . . . . . . . . . . . 15
          Excess Subordinate Principal Amount. . . . 15
          Extraordinary Events . . . . . . . . . . . 16
          Extraordinary Losses . . . . . . . . . . . 16
          FDIC . . . . . . . . . . . . . . . . . . . 16
          FHLMC. . . . . . . . . . . . . . . . . . . 16
          Final Distribution Date. . . . . . . . . . 17
          Fitch. . . . . . . . . . . . . . . . . . . 17
          FNMA . . . . . . . . . . . . . . . . . . . 17
          Foreclosure Profits. . . . . . . . . . . . 17
          Fraud Loss Amount. . . . . . . . . . . . . 17
          Fraud Losses . . . . . . . . . . . . . . . 17
          Independent. . . . . . . . . . . . . . . . 18
          Initial Certificate Principal Balance. . . 18
          Insurance Proceeds . . . . . . . . . . . . 18
          Insurer. . . . . . . . . . . . . . . . . . 18
          Late Collections . . . . . . . . . . . . . 18
          Liquidation Proceeds . . . . . . . . . . . 18
          Loan-to-Value Ratio. . . . . . . . . . . . 18
          Maturity Date. . . . . . . . . . . . . . . 18
          Monthly Payment. . . . . . . . . . . . . . 18
          Moody's. . . . . . . . . . . . . . . . . . 19
          Mortgage . . . . . . . . . . . . . . . . . 19
          Mortgage File. . . . . . . . . . . . . . . 19
          Mortgage Loan Schedule . . . . . . . . . . 19
          Mortgage Loans . . . . . . . . . . . . . . 20
          Mortgage Note. . . . . . . . . . . . . . . 20
          Mortgage Rate. . . . . . . . . . . . . . . 20
          Mortgaged Property . . . . . . . . . . . . 20
          Mortgagor. . . . . . . . . . . . . . . . . 20
          Net Mortgage Rate. . . . . . . . . . . . . 20
          Non-Primary Residence Loans. . . . . . . . 20
          Non-United States Person . . . . . . . . . 20
          Nonrecoverable Advance . . . . . . . . . . 20
          Nonsubserviced Mortgage Loan . . . . . . . 21
          Officers' Certificate. . . . . . . . . . . 21
          Opinion of Counsel . . . . . . . . . . . . 21
          Original Adjusted Senior Percentage. . . . 21
          Outstanding Mortgage Loan. . . . . . . . . 21
          Owner. . . . . . . . . . . . . . . . . . . 21
          Ownership Interest . . . . . . . . . . . . 21
          Pass-Through Rate. . . . . . . . . . . . . 21
          Paying Agent . . . . . . . . . . . . . . . 21
          Percentage Interest. . . . . . . . . . . . 21
          Permitted Investments. . . . . . . . . . . 22
          Permitted Transferee . . . . . . . . . . . 23
          Person . . . . . . . . . . . . . . . . . . 23
          Pool Stated Principal Balance. . . . . . . 23
          Prepayment Assumption. . . . . . . . . . . 23
          Prepayment Distribution Percentage . . . . 23
          Prepayment Distribution Trigger. . . . . . 26
          Prepayment Interest Shortfall. . . . . . . 26
          Prepayment Period. . . . . . . . . . . . . 26
          Primary Insurance Policy . . . . . . . . . 26
          Principal Prepayment . . . . . . . . . . . 26
          Principal Prepayment in Full . . . . . . . 26
          Program Guide. . . . . . . . . . . . . . . 26
          Purchase Price . . . . . . . . . . . . . . 26
          Qualified Substitute Mortgage Loan . . . . 27
          Rating Agency. . . . . . . . . . . . . . . 27
          Realized Loss. . . . . . . . . . . . . . . 27
          Record Date. . . . . . . . . . . . . . . . 28
          Regular Certificate. . . . . . . . . . . . 28
          REMIC. . . . . . . . . . . . . . . . . . . 28
          REMIC Administrator. . . . . . . . . . . . 28
          REMIC Provisions . . . . . . . . . . . . . 28
          REO Acquisition. . . . . . . . . . . . . . 28
          REO Disposition. . . . . . . . . . . . . . 28
          REO Imputed Interest . . . . . . . . . . . 28
          REO Proceeds . . . . . . . . . . . . . . . 28
          REO Property . . . . . . . . . . . . . . . 28
          Request for Release. . . . . . . . . . . . 28
          Required Insurance Policy. . . . . . . . . 29
          Residential Funding. . . . . . . . . . . . 29
          Responsible Officer. . . . . . . . . . . . 29
          Security Agreement . . . . . . . . . . . . 29
          Seller . . . . . . . . . . . . . . . . . . 29
          Seller's Agreement . . . . . . . . . . . . 29
          Senior Percentage. . . . . . . . . . . . . 29
          Senior Principal Distribution Amount . . . 29
          Senior Support Certificates. . . . . . . . 29
          Senior Support Percentage. . . . . . . . . 29
          Servicing Accounts . . . . . . . . . . . . 29
          Servicing Advances . . . . . . . . . . . . 30
          Servicing Fee. . . . . . . . . . . . . . . 30
          Servicing Officer. . . . . . . . . . . . . 30
          Special Hazard Amount. . . . . . . . . . . 30
          Special Hazard Loss. . . . . . . . . . . . 31
          Spread Rate. . . . . . . . . . . . . . . . 31
          Standard & Poor's. . . . . . . . . . . . . 31
          Stated Principal Balance . . . . . . . . . 31
          Subordinate Principal Distribution
               Amount. . . . . . . . . . . . . . . . 31
          Subserviced Mortgage Loan. . . . . . . . . 32
          Subservicer. . . . . . . . . . . . . . . . 32
          Subservicer Advance. . . . . . . . . . . . 32
          Subservicing Account . . . . . . . . . . . 32
          Subservicing Agreement . . . . . . . . . . 32
          Subservicing Fee . . . . . . . . . . . . . 32
          Super Senior Certificates. . . . . . . . . 32
          Super Senior Class Percentage. . . . . . . 32
          Super Senior Optimal Percentage. . . . . . 32
          Super Senior Optimal Principal
               Distribution Amount . . . . . . . . . 33
          Tax Returns. . . . . . . . . . . . . . . . 33
          Transfer . . . . . . . . . . . . . . . . . 33
          Transferee . . . . . . . . . . . . . . . . 33
          Transferor . . . . . . . . . . . . . . . . 33
          Trust Fund . . . . . . . . . . . . . . . . 33
          Uniform Single Attestation Program for
               Mortgage Bankers. . . . . . . . . . . 33
          Uninsured Cause. . . . . . . . . . . . . . 34
          United States Person . . . . . . . . . . . 34
          Voting Rights. . . . . . . . . . . . . . . 34

                      ARTICLE II

             CONVEYANCE OF MORTGAGE LOANS;
           ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01.  Conveyance of Mortgage Loans . . 35
     Section 2.02.  Acceptance by Trustee. . . . . . 39
     Section 2.03.  Representations, Warranties and
                    Covenants of the Master Servicer
                    and the Company. . . . . . . . . 40
     Section 2.04.  Representations and Warranties
                    of Sellers . . . . . . . . . . . 44
     Section 2.05.  Execution and Authentication of
                    Certificates

                      ARTICLE III

             ADMINISTRATION AND SERVICING
                   OF MORTGAGE LOANS
     Section 3.01.  Master Servicer to Act as
                    Servicer . . . . . . . . . . . . 47
     Section 3.02.  Subservicing Agreements
                    Between Master Servicer and
                    Subservicers; Enforcement of
                    Subservicers' and Sellers'
                    Obligations. . . . . . . . . . . 48
     Section 3.03.  Successor Subservicers . . . . . 49
     Section 3.04.  Liability of the Master
                    Servicer . . . . . . . . . . . . 49
     Section 3.05   No Contractual Relationship Between
                    Subservicer and Trustee or
                    Certificateholders or the Owner of
                  the Excess Spread. . . . . . . . . 49
     Section 3.06.  Assumption or Termination of
                    Subservicing Agreements by
                    Trustee. . . . . . . . . . . . . 50
     Section 3.07.  Collection of Certain Mortgage
                    Loan Payments; Deposits to
                    Custodial Account. . . . . . . . 50
     Section 3.08.  Subservicing Accounts;
                    Servicing Accounts . . . . . . . 52
     Section 3.09.  Access to Certain
                    Documentation and Information
                    Regarding the Mortgage Loans . . 54
     Section 3.10.  Permitted Withdrawals from the
                    Custodial Account. . . . . . . . 54
     Section 3.11.  Maintenance of the Primary
                    Insurance Policies;
                    Collections Thereunder . . . . . 56
     Section 3.12.  Maintenance of Fire Insurance
                    and Omissions and Fidelity
                    Coverage . . . . . . . . . . . . 57
     Section 3.13.  Enforcement of Due-on-Sale
                    Clauses; Assumption and
                    Modification Agreements;
                    Certain Assignments. . . . . . . 58
     Section 3.14.  Realization Upon Defaulted
                    Mortgage Loans . . . . . . . . . 60
     Section 3.15.  Trustee to Cooperate;
                    Release of Mortgage Files. . . . 62
     Section 3.16.  Servicing and Other
                    Compensation . . . . . . . . . . 63
     Section 3.17.  Reports to the Trustee
                    and the Company. . . . . . . . . 64
     Section 3.18.  Annual Statement as to
                    Compliance . . . . . . . . . . . 64
     Section 3.19.  Annual Independent Public
                    Accountants' Servicing Report. . 65
     Section 3.20.  Rights of the Company in
                    Respect of the Master
                    Servicer . . . . . . . . . . . . 65
     Section 3.21.  Administration of Buydown
                    Funds. . . . . . . . . . . . . . 66

                      ARTICLE IV

PAYMENTS TO CERTIFICATEHOLDERS AND OWNER OF THE EXCESS
SPREAD

     Section 4.01.  Certificate Account. . . . . . . 67
     Section 4.02.  Distributions. . . . . . . . . . 67
     Section 4.03.  Statements to
                    Certificateholders and the
                    Owner of the Excess Spread . . . 74
     Section 4.04.  Distribution of Reports to the
                    Trustee and the Company;
                    Advances by the Master
                    Servicer . . . . . . . . . . . . 76
     Section 4.05.  Allocation of Realized Losses. . 78
     Section 4.06.  Reports of Foreclosures and
                    Abandonment
               of Mortgaged Property . . . . . . . . 79
     Section 4.07.  Optional Purchase of
                    Defaulted Mortgage Loans . . . . 79

                       ARTICLE V

                   THE CERTIFICATES

     Section 5.01.  The Certificates . . . . . . . . 81
     Section 5.02.  Registration of Transfer
                    and Exchange of Certificates . . 82
     Section 5.03.  Mutilated, Destroyed, Lost
                    or Stolen Certificates . . . . . 87
     Section 5.04.  Persons Deemed Owners. . . . . . 87
     Section 5.05.  Appointment of Paying Agent. . . 88
     Section 5.06.  Optional Purchase of
                    Certificates . . . . . . . . . . 88

                      ARTICLE VI

          THE COMPANY AND THE MASTER SERVICER

     Section 6.01.  Respective Liabilities of the
                    Company
               and the Master Servicer . . . . . . . 90
     Section 6.02.  Merger or Consolidation of the
                    Company or the Master
                    Servicer; Assignment of Rights
                    and Delegation of Duties by
                    Master Servicer. . . . . . . . . 90
     Section 6.03.  Limitation on Liability of the
                    Company,
               the Master Servicer and Others. . . . 91
     Section 6.04.  Company and Master
                    Servicer Not to Resign . . . . . 92

                      ARTICLE VII

                        DEFAULT

     Section 7.01.  Events of Default. . . . . . . . 93
     Section 7.02.  Trustee or Company to Act;
                    Appointment of Successor . . . . 95
     Section 7.03.  Notification to
                    Certificateholders . . . . . . . 96
     Section 7.04.  Waiver of Events of Default. . . 96

                     ARTICLE VIII

                CONCERNING THE TRUSTEE

     Section 8.01.  Duties of Trustee. . . . . . . . 97
     Section 8.02.  Certain Matters Affecting the
                    Trustee. . . . . . . . . . . . . 98
     Section 8.03.  Trustee Not Liable for
                    Certificates or Mortgage
                    Loans. . . . . . . . . . . . . .100
     Section 8.04.  Trustee May Own Certificates . .100
     Section 8.05.  Master
                    Servicer to Pay Trustee's Fees
                     and Expenses;
                    Indemnification. . . . . . . . .100
     Section 8.06.  Eligibility Requirements for
                    Trustee. . . . . . . . . . . . .101
     Section 8.07.  Resignation and Removal of the
                    Trustee. . . . . . . . . . . . .102
     Section 8.08.  Successor Trustee. . . . . . . .103
     Section 8.09.  Merger or Consolidation of
                    Trustee. . . . . . . . . . . . .103
     Section 8.10.  Appointment of Co-Trustee
                    or Separate Trustee. . . . . . .103
     Section 8.11.  Appointment of Custodians. . . .104
     Section 8.12.  Appointment of Office or
                    Agency . . . . . . . . . . . . .105

                      ARTICLE IX

                      TERMINATION

     Section 9.01.  Termination Upon Purchase by
                    the Master Servicer or the
                    Company or Liquidation of All
                    Mortgage Loans . . . . . . . . .106
     Section 9.02.  Additional Termination
                    Requirements . . . . . . . . . .108

                       ARTICLE X

                   REMIC PROVISIONS

     Section 10.01. REMIC Administration . . . . . .110
     Section 10.02. Master Servicer and Trustee
                    Indemnification. . . . . . . . .113

                      ARTICLE XI

               MISCELLANEOUS PROVISIONS

     Section 11.01. Amendment. . . . . . . . . . . .114
     Section 11.02. Recordation of Agreement;
                    Counterparts . . . . . . . . . .116
     Section 11.03. Limitation on Rights
                    of Certificateholders. . . . . .117
     Section 11.04. Governing Law. . . . . . . . . .117
     Section 11.05. Notices. . . . . . . . . . . . .118
     Section 11.06. Notices to Rating Agency . . . .118
     Section 11.07. Severability of Provisions . . .119

EXHIBITS

Exhibit A:     Form of Class A Certificate
Exhibit B:     Form of Class M Certificate
Exhibit C:     Form of Class B Certificate
Exhibit D:     Form of Class R Certificate
Exhibit E:     Form of Custodial Agreement
Exhibit F:     Mortgage Loan Schedule
Exhibit G:     Form of Seller/Servicer Contract
Exhibit H:     Forms of Request for Release
Exhibit I-1:   Form of Transfer Affidavit and
               Agreement
Exhibit I-2:   Form of Transferor Certificate
Exhibit J:     Form of Investor Representation Letter
Exhibit K:     Form of Transferor Representation
               Letter
Exhibit L:     Form of Rule 144A Investment
               Representation Letter
Exhibit M:     Text of Amendment to Pooling and
               Servicing Agreement Pursuant to Section
               11.01(e) for a Limited Guaranty
Exhibit N:     Form of Limited Guaranty
Exhibit O:     Form of Lender Certification for
               Assignment of Mortgage Loan


          This is a Pooling and Servicing Agreement, effective as of January 1, 1996, among RESIDENTIAL
FUNDING MORTGAGE SECURITIES I, INC., as the company
(together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANKERS TRUST
COMPANY, as trustee (together with its permitted successors and assigns, the "Trustee"),

              PRELIMINARY STATEMENT:

          The Company intends to sell mortgage pass-through certificates (collectively, the
"Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage
Loans (as defined herein). As provided herein, the Master Servicer will make an election to treat the segregated pool of assets described in the definition of Trust Fund (as defined herein), and subject to this Agreement (including the Mortgage Loans), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as the "Trust Fund." The
Class A-1, Class A-2, Class A-3, Class A-4, Class A-5,
Class A-6, Class A-7, Class A-8, Class A-9, Class M-1,
Class M-2 , Class M-3, Class B-1, Class B-2, Class B-3
Certificates and the rights in and to the Excess Spread will represent ownership of "regular interests" in the Trust Fund, and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.
          The following table sets forth the
designation, type, Pass-Through Rate, aggregate Initial
Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                                     Aggregate
                                     Initial
                         Pass-         Certificate
                         Through       Principal
Designation  Type        Rate          Balance

Class A-1    Senior      7.00%         $25,823,654.00
Class A-2    Senior      7.40%         $50,172,797.00
Class A-3    Senior      7.250%        $24,945,526.00
Class A-4    Senior      7.250%        $33,000,000.00
Class A-5    Senior      7.250%        $33,510,029.00
Class A-6    Senior      7.250%        $45,513,473.00
Class A-7    Senior      7.125%         $8,560,000.00
Class A-8    Senior      7.250%        $77,000,000.00
Class A-9    Senior      7.250%        $36,574,716.00
Class R      Senior      7.250%               $100.00
Class M-1    Mezzanine   7.250%         $8,000,000.00
Class M-2    Mezzanine   7.250%         $5,333,000.00
Class M-3    Mezzanine   7.250%         $3,555,400.00
Class B-1    Subordinate 7.250%         $1,244,400.00
Class B-2    Subordinate 7.250%           $888,900.00
Class B-3    Subordinate 7.250%         $1,422,085.30




                        Maturity        Initial Ratings
Designation Features    Date              S&P     Fitch

Class A-1  Super Senior January 25, 2026  AAA       AAA
Class A-2  Super Senior January 25, 2026  AAA       AAA
Class A-3  Super Senior January 25, 2026  AAA       AAA
Class A-4  Super Senior January 25, 2026  AAA       AAA
Class A-5    Senior
             Support    January 25, 2026  AAA       AAA
Class A-6  Super Senior January 25, 2026  AAA       AAA
Class A-7  Super Senior January 25, 2026  AAA       AAA
Class A-8  Super Senior January 25, 2026  AAA       AAA
Class A-9  Super Senior January 25, 2026  AAA       AAA
Class R    Residual/
           Super Senior January 25, 2026  AAA       AAA
Class M-1  Mezzanine    January 25, 2026  AA        AA
Class M-2  Mezzanine    January 25, 2026  N/A       A
Class M-3  Mezzanine    January 25, 2026  N/A       BBB
Class B-1  Subordinate  January 25, 2026  N/A       BB
Class B-2  Subordinate  January 25, 2026  N/A       B
Class B-3  Subordinate  January 25, 2026  N/A       N/A


     The Mortgage Loans have an aggregate Cut-off Date
Principal Balance equal to $355,544,080.30.  The
Mortgage Loans are fixed rate mortgage loans having terms to maturity at origination or modification of not more than 30 years.

     In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                       ARTICLE I

                      DEFINITIONS

     Section 1.01.  Definitions.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

          Accrued Certificate Interest: With respect to each Distribution Date, as to any Class A
Certificate, any Class M Certificate, any Class B
Certificate or any Class R Certificate, one month's interest accrued at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. Accrued Certificate
Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case
Accrued Certificate Interest on any Class of
Certificates will be reduced by the amount of (i)
Prepayment Interest Shortfalls (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),
(ii) the interest portion (adjusted to the Net Mortgage
Rate) of Realized Losses (including Excess Special
Hazard Losses, Excess Fraud Losses, Excess Bankruptcy
Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage
Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess
Fraud Losses, Excess Bankruptcy Losses or Extraordinary
Losses and (iv) any other interest shortfalls not covered by the subordination provided by the Class M
Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates and to the Excess Spread in proportion to their respective amounts of Accrued Certificate Interest and the amount of Excess Spread payable on such Distribution Date which would have resulted absent such reductions. In addition to that portion of the reductions described in the second preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued
Certificate Interest on such Class of Class B
Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net
Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

          Adjusted Mortgage Rate:  With respect to any
Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

          Adjusted Senior Accelerated Distribution
Percentage: With respect to any Distribution Date, the percentage indicated below:



                            Distribution Date
                            Adjusted Senior Accelerated
Distribution Percentage

February 1996 through
January 2001............... 100%

February 2001 through
January 2002................Adjusted Senior Percentage,
                            plus 70% of the sum of the
                            Subordinate Percentage and
                            the Senior Support
                            Percentage

February 2002 through
January 2003................Adjusted Senior Percentage,
                            plus 60% of the sum of the
                            Subordinate Percentage and
                            the Senior Support
                            Percentage


February 2003 through
January 2004................Adjusted Senior Percentage,
                            plus 40% of the sum of the
                            Subordinate Percentage and
                            the Senior Support
                            Percentage
February 2004 through
January 2005................Adjusted Senior Percentage,
                            plus 20% of the sum of the
                            Subordinate Percentage and
                            the Senior Support
                            Percentage



February 2005 and
thereafter..................Adjusted Senior Percentage


provided, however, (i) that any scheduled reduction to the Adjusted Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution
Date unless either (a)(1)(x) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal
Balance of the sum of the Class M Certificates and Class B Certificates averaged over the last six months, is less than 50% or (y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage
Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year
(or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates or
(b)(1) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for any Distribution Date are less than 10% of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates and (ii) that for any Distribution Date on which the Adjusted
Senior Percentage is greater than the Original Adjusted
Senior Percentage, the Adjusted Senior Accelerated
Distribution Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal
Balance of the Class A Certificates and Class R
Certificates to zero, the Adjusted Senior Accelerated
Distribution Percentage shall thereafter be 0%.

          Adjusted Senior Percentage:  As of any
Distribution Date, the percentage equal to the aggregate Certificate Principal Balance of the Senior
Certificates (other than the Certificate Principal
Balance of the Class A-5 Certificates) immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans immediately prior to such Distribution
Date.

          Advance:  As to any Mortgage Loan, any
advance made by the Master Servicer, pursuant to
Section 4.04.

          Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms
"controlling" and "controlled" have meanings correlative to the foregoing.

          Agreement:  This Pooling and Servicing
Agreement and all amendments hereof and supplements hereto.

          Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i)
Liquidation Proceeds, Insurance Proceeds, Principal
Prepayments, Mortgage Loan purchases made pursuant to
Section 2.02, 2.03 or 2.04 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date
(other than such Liquidation Proceeds, Insurance
Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and
(ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

          Appraised Value:  As to any Mortgaged
Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified
Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

          Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage
Loan to the Trustee for the benefit of
Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

          Assignment Agreement:  The Assignment and
Assumption Agreement, dated as of January 30, 1996, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

          Assignment of Proprietary Lease:  With
respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

          Available Distribution Amount:  As to any
Distribution Date, an amount equal to (a) the sum of
(i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination
Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified
Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate
Account Deposit Date, (iii) any amount deposited in the Custodial Account pursuant to Section 3.12(a) and (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, reduced by (b) the sum as of the close of business on the immediately preceding
Determination Date of (w) aggregate Foreclosure
Profits, (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master
Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

          Bankruptcy Amount:  As of any date of
determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of
(A) $173,940 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with
Section 4.05.  As of any date of determination on or
after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination
(or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

          (A)  the greater of (i) 0.0006 times the
     aggregate principal balance of all the Mortgage
     Loans in the Mortgage Pool as of the Relevant
     Anniversary having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000;
     and (B) the greater of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary
     Residence Loan remaining in the Mortgage Pool which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage
     Rate thereof was equal to the weighted average
     (based on the principal balance of the Mortgage
     Loans as of the Relevant Anniversary) of the Net
     Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary
     Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary
     Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding
     Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

     The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating
Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

          Bankruptcy Code:  The Bankruptcy Code of
1978, as amended.

          Bankruptcy Loss:  With respect to any
Mortgage Loan, a Deficient Valuation or Debt Service
Reduction; provided, however, that neither a Deficient
Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master
Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

          Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

          Business Day:  Any day other than (i) a
Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

          Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

          Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

          Cash Liquidation:  As to any defaulted
Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master
Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

          Certificate:  Any Class A Certificate, Class
M Certificate, Class B Certificate or Class R
Certificate.

          Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "Bankers Trust Company, as trustee, in trust for the registered holders of Residential
Funding Mortgage Securities I, Inc., Mortgage Pass-
Through Certificates and the Owner of the Excess
Spread, Series 1996-S3" and which must be an Eligible
Account.

          Certificate Account Deposit Date:  As to any
Distribution Date, the Business Day prior thereto.

          Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified Organization nor a Non-United States
Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master
Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting
Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

          Certificate Owner:  With respect to a Book-
Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

          Certificate Principal Balance: With respect to each Class A Certificate and Class R Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such
Certificate as specified on the face thereof, minus
(ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate
(or any predecessor Certificate) and applied to reduce the Certificate Principal Balance or amount thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate), pursuant to Section 4.05.
With respect to each Class M Certificate, on any date of determination, an amount equal to (i) the Initial
Certificate Principal Balance of such Class M
Certificate as specified on the face thereof, minus
(ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate
(or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to
Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;
provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M
Certificate of those Class M Certificates outstanding with the highest numerical designation at any given time shall thereafter be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated
Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial
Certificate Principal Balance of such Class B
Certificate as specified on the face thereof, minus
(ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate
(or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to
Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;
provided, that the Certificate Principal Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated
Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

          Certificate Register and Certificate
Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

          Class: Collectively, all of the Certificates bearing the same designation.

          Class A Certificate:  Any one of the Class A-
1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-
6, Class A-7, Class A-8, or Class A-9 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, each such Certificate evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

          Class B Certificate:  Any one of the Class B-
1 Certificates, Class B-2 Certificates or Class B-3
Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

          Class B Percentage:  The Class B-1
Percentage, Class B-2 Percentage and Class B-3
Percentage.

          Class B-1 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class B-1
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all of the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution
Date.

          Class B-1 Prepayment Distribution Trigger:
With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate
Principal Balances of the Class B-1 Certificates, Class
B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.00%.

          Class B-2 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class B-2
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all of the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution
Date.

          Class B-2 Prepayment Distribution Trigger:
With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate
Principal Balances of the Class B-2 Certificates and
Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated
Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.65%.

          Class B-3 Percentage:  With respect to any
Distribution Date, a fraction expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class B-3
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution
Date.

          Class B-3 Prepayment Distribution Trigger:
With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate
Principal Balances of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.40%.

          Class M Certificate:  Any one of the Class M-
1 Certificates, Class M-2 Certificates or Class M-3
Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

          Class M Percentage:  The Class M-1
Percentage, Class M-2 Percentage and Class M-3
Percentage.

          Class M-1 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class M-1
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all of the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution
Date.

          Class M-2 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class M-2
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all of the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution
Date.

          Class M-2 Prepayment Distribution Trigger:
With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate
Principal Balances of the Class M-2 Certificates, Class
M-3 Certificates, Class B-1 Certificates, Class B-2
Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (immediately prior to such Distribution Date is greater than or equal to 3.50%).

          Class M-3 Percentage: With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class M-3
Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal
Balance of all of the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution
Date.

          Class M-3 Prepayment Distribution Trigger:
With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate
Principal Balances of the Class M-3 Certificates, Class
B-1 Certificates, Class B-2 Certificates and Class B-3
Certificates immediately prior to such Distribution
Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution Date is greater than or equal to 2.00%.

          Class R Certificate:  Any one of the Class R
Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in the Trust Fund for purposes of the REMIC Provisions.

          Closing Date:  January 30, 1996.

          Code:  The Internal Revenue Code of 1986.

          Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment
Interest Shortfalls resulting from Principal
Prepayments in Full during the related Prepayment
Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution
Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution
Date and servicing compensation to which the Master
Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

          Cooperative: A private, cooperative housing corporation organized under the laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

          Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

          Cooperative Lease:  With respect to a
Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related
Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

          Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security
Agreement, (ii) the related Cooperative Stock
Certificate, (iii) an assignment of the Cooperative
Lease, (iv) financing statements and (v) a stock power
(or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to
Section 2.01 and are from time to time held as part of the Trust Fund.

          Cooperative Stock:  With respect to a
Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

          Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

          Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at Four Albany
Street, New York, New York 10006, Attention:
Residential Funding Corporation Series 1996-S3.

          Credit Support Depletion Date:  The first
Distribution Date on which the Senior Percentage equals
100%.

          Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

          Custodial Account: The custodial account or accounts created and maintained pursuant to Section
3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in
Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

          Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

          Custodian: A custodian appointed pursuant to a Custodial Agreement.

          Cut-off Date: January 1, 1996.

          Cut-off Date Principal Balance:  As to any
Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

          Debt Service Reduction:  With respect to any
Mortgage Loan, a reduction in the scheduled Monthly
Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient
Valuation or any reduction that results in a permanent forgiveness of principal.

          Default Loss:  With respect to any Mortgage
Loan, a Realized Loss that is attributable to the Mortgagor's failure to make any payment of principal or interest as required under the Mortgage Note, not including Special Hazard Losses, Extraordinary Losses
(or any other loss resulting from damage to the related
Mortgaged Property), Bankruptcy Losses, Fraud Losses and any other interest shortfalls not covered by the subordination described in Section 4.05, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940 or similar legislation or regulations as in effect from time to time.

          Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled
Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

          Definitive Certificate: Any definitive, fully registered Certificate.

          Deleted Mortgage Loan:  A Mortgage Loan
replaced or to be replaced with a Qualified Substitute
Mortgage Loan.

          Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry
Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section
8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities
Exchange Act of 1934, as amended.

          Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

          Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related
Distribution Date.

          Disqualified Organization: Any organization defined as a "disqualified organization" under Section
860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such
Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms
"United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

          Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

          Due Date:  With respect to any Distribution
Date, the first day of the month in which such Distribution Date occurs.

          Due Period:  With respect to any Distribution
Date, the period commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

          Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted
Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial
Account, either (A) a trust account or accounts maintained in the corporate trust department of The
First National Bank of Chicago or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago, as long as its short term debt obligations are rated P-1
(or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of Bankers Trust Company, or (v) an account or accounts of a depository institution acceptable to each Rating
Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating
Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

          Event of Default:  As defined in Section
7.01.

          Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable
Bankruptcy Amount.

          Excess Fraud Loss:  Any Fraud Loss, or
portion thereof, which exceeds the then applicable
Fraud Loss Amount.

          Excess Special Hazard Loss:  Any Special
Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

          Excess Spread:  With respect to any
Distribution Date, the aggregate of one month's interest on the Stated Principal Balance of each Mortgage Loan at the applicable Spread Rate, calculated on the basis of a 360-day year consisting of twelve 30-day months. Excess Spread on any Distribution Date will be reduced by the interest shortfalls described in clauses (i) through (iv) of the definition of Accrued
Certificate Interest, to the extent allocated thereto pursuant to the provisions of such definition.

          Excess Subordinate Principal Amount: With respect to any Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates (as established in Section 4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date, as reduced by any such amount that is included in Section
4.02(b)(i)(E) hereof.

          Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

          (a)  losses that are of the type that would
     be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

          (b)  nuclear reaction or nuclear radiation
     or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

          (c)  hostile or warlike action in time of
     peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack:

               1.   by any government or sovereign
          power, de jure or de facto, or by any
          authority maintaining or using military, naval or air forces; or

               2.   by military, naval or air forces;
     or

               3.   by an agent of any such
          government, power, authority or forces;

          (d)  any weapon of war employing atomic
     fission or radioactive force whether in time of peace or war; or

          (e)  insurrection, rebellion, revolution,
     civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

          Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

          FDIC: Federal Deposit Insurance Corporation or any successor thereto.

          FHLMC:  Federal Home Loan Mortgage
Corporation, a corporate instrumentality of the United
States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          Final Distribution Date:  The Distribution
Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01 which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.03.

          Fitch: Fitch Investors Service, L.P. or its successor in interest.

          FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National
Mortgage Association Charter Act, or any successor thereto.

          Foreclosure Profits:  As to any Distribution
Date or related Determination Date and any Mortgage
Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO
Property (determined, in the case of an REO
Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

          Fraud Loss Amount:  As of any date of
determination after the Cut-off Date, an amount equal to: (Y) prior to the first anniversary of the Cut-off
Date an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage
Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with
Section 4.05 since the Cut-off Date up to such date of determination and (Z) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

     The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating
Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

          Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

          Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master
Servicer or the Trustee or in an Affiliate thereof, and
(iii) is not connected with the Company, the Master
Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate
Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary
Statement hereto.

          Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance
Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

          Insurer:  Any named insurer under any Primary
Insurance Policy or any successor thereto or the named insurer in any replacement policy.

          Late Collections:  With respect to any
Mortgage Loan, all amounts received during any Due
Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous
Due Period and not previously recovered.

          Liquidation Proceeds:  Amounts (other than
Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged
Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

          Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related
Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

          Maturity Date: The latest possible maturity date, solely for purposes of Section 1.860G-
1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of
Certificates representing a regular interest in the Trust Fund and the rights to the Excess Spread would be reduced to zero, which is January 25, 2026, the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan.

          Monthly Payment:  With respect to any
Mortgage Loan (including any REO Property) and any Due
Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

          Moody's: Moody's Investors Service, Inc., or its successor in interest.

          Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative
Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

          Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage
Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Loan Schedule:  The list of the
Mortgage Loans attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified
Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

     (i)       the Mortgage Loan identifying number
               ("RFC LOAN #");

     (ii)      the street address of the Mortgaged
               Property including state and zip code
               ("ADDRESS");

     (iii)          the maturity of the Mortgage Note
                    ("MATURITY DATE");

     (iv)      the Mortgage Rate ("ORIG RATE");

     (v)       the Subservicer pass-through rate
               ("CURR NET");

     (vi)      the Net Mortgage Rate ("NET MTG RT");

     (vii)          the Spread Rate ("SPREAD");

     (viii)         the initial scheduled monthly
                    payment of  principal, if any, and
                    interest ("ORIGINAL P & I");

     (ix)      the Cut-off Date Principal Balance
               ("PRINCIPAL BAL");

     (x)       the Loan-to-Value Ratio at origination
               ("LTV");

     (xi)      the rate at which the Subservicing Fee
               accrues ("SUBSERV FEE") and at which
               the Servicing Fee accrues ("MSTR SERV
               FEE");

     (xii)          a code "T," "BT" or "CT" under the
                    column "LN FEATURE," indicating
                    that the Mortgage Loan is secured
                    by a second or vacation residence;
                    and

     (xiii)         a code "N" under the column "OCCP
                    CODE," indicating that the Mortgage
                    Loan is secured by a non-owner
                    occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information requested.

          Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to
Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial
Mortgage Loan Schedule, and Qualified Substitute
Mortgage Loans held or deemed held as part of the Trust
Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note,
Security Agreement, Assignment of Proprietary Lease,
Cooperative Stock Certificate, Cooperative Lease and
Mortgage File and all rights appertaining thereto, and
(ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

          Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

          Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto.

          Mortgaged Property: The underlying real property securing a Mortgage Loan.

          Mortgagor:  The obligor on a Mortgage Note.

          Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted
Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

          Non-Primary Residence Loans:  The Mortgage
Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

          Non-United States Person: Any Person other than a United States Person.

          Nonrecoverable Advance:  Any Advance
previously made or proposed to be made by the Master
Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late
Collections, Insurance Proceeds, Liquidation Proceeds,
REO Proceeds or amounts reimbursable to the Master
Servicer pursuant to Section 4.02(a) hereof.

          Nonsubserviced Mortgage Loan:  Any Mortgage
Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

          Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice
President or Assistant Vice President, and by the Treasurer, the Secretary, or one of the Assistant
Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

          Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master
Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel
(i) referred to in the definition of "Permitted
Transferee" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

          Original Adjusted Senior Percentage: The fraction, expressed as a percentage, the numerator of which is the aggregate Initial Certificate Principal
Balance of the Class A Certificates (excluding the
Certificate Principal Balance of the Class A-5
Certificates and the Class R Certificates) and the denominator of which is the aggregate Stated Principal
Balance of the Mortgage Loans, which is approximately
84.825% as of the Closing Date.

          Outstanding Mortgage Loan:  As to any Due
Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due
Date pursuant to Section 2.02, 2.03 or 2.04.

          Owner:  With respect to the Excess Spread,
Residential Funding or its designee, as the owner of all right, title and interest in and to the Excess
Spread.

          Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

          Pass-Through Rate:  With respect to the Class
A Certificates, Class M Certificates, Class B
Certificates and Class R Certificates and any
Distribution Date, the per annum rate set forth in the Preliminary Statement hereto.

          Paying Agent: The Bankers Trust Company or any successor Paying Agent appointed by the Trustee.

          Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related
Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial
Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

          Permitted Investments: One or more of the following:

          (i)  obligations of or guaranteed as to
     principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

          (iii)     federal funds, certificates of
     deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S.
     depository institution or trust company
     incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company;
     provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard &
     Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the
     Rating Agency;

          (iv) commercial paper (having original
     maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating
     Agency in its highest short-term rating available;
     provided that such commercial paper shall have a remaining maturity of not more than 30 days;

          (v)  a money market fund or a qualified
     investment fund rated by each Rating Agency in its highest long-term rating available; and

          (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating
     Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

          Permitted Transferee:  Any Transferee of a
Class R Certificate, other than a Disqualified
Organization or Non-United States Person.

          Person:  Any individual, corporation,
partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated
Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date in the month preceding the month of such date of determination.

          Prepayment Assumption:  A prepayment
assumption of 265% of the standard prepayment assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes.
The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

          Prepayment Distribution Percentage:   With
respect to any Distribution Date and the Class A-5
Certificates, each Class of Class M Certificates and
Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

          (i)  For any Distribution Date on which the
     Class M-1 Certificates are outstanding and prior to the later to occur of (x) the Distribution Date in February 2003 and (y) the Distribution Date on which the sum of the Class M-2 Percentage, Class
     M-3 Percentage and Class B Percentage (before taking into account such month's distribution) equals or exceeds 7.00%:

               (a)  in the case of the Class A-5
          Certificates, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of the Class M
          Certificates, the Class B Certificates and the Class A-5 Certificates;


               (b)  in the case of the Class M-1
          Certificates, 100% minus the percentage
          calculated in clause (i)(a) above; and

               (c)  in the case of each other Class of
          Class M Certificates and each Class of Class
          B Certificates, 0%.

          (ii) For any Distribution Date not described in clause (i) above and on which the Class M-1
     Certificates are outstanding:

               (a)  in the case of the Class A-5
          Certificates and each Class of Class M
          Certificates (other than Class M-1
          Certificates) and Class B Certificates for which the related Prepayment Distribution
          Trigger has been satisfied, a fraction,
          expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of the Class A-5
          Certificates, the Class M Certificates and the Class B Certificates;

               (b)  in the case of the Class M-1
          Certificates, 100% minus the aggregate of the percentages calculated in clause (ii)(a) above; and

               (c)  in the case of each other Class of
          Class M Certificates and Class B Certificates for which the Prepayment Distribution
          Triggers have not been satisfied, 0%; and

          (iii)     For any Distribution Date on which
     the Class M-1 Certificates are no longer outstanding:

               (a)  in the case of the Class A-5
          Certificates, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of the Class M
          Certificates, the Class B Certificates and the Class A-5 Certificates;

               (b)  in the case of the Class of Class M
          Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B
          Certificates then outstanding with the lowest numerical designation and each other Class of Class M Certificates and Class B Certificates for which the related Prepayment Distribution
          Trigger has been satisfied, the product of 100% minus the percentage calculated in clause (iii)(a) above, and a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of the Class A-5
          Certificates, the Class M Certificates and the Class B Certificates; and

               (c)  in the case of each other Class of
          Class M Certificates and Class B Certificates for which the Prepayment Distribution
          Triggers have not been satisfied, 0%; and

          (iv) Notwithstanding the foregoing, after reduction of the Certificate Principal Balances of the Super Senior Certificates to zero but prior to the occurrence of the Credit Support Depletion
     Date, the Prepayment Distribution Percentage will be 100% in the case of the Class A-5 Certificates and 0% in the case of each Class of Class M
     Certificates and each Class of Class B
     Certificates on any Distribution Date (A) prior to the Distribution Date occurring in February 2001 on which (i) the aggregate Certificate Principal
     Balance of the Class M Certificates and Class B
     Certificates is less than 50% of the Certificate
     Principal Balance of the Class A-5 Certificates or
     (ii) the outstanding principal balance of Mortgage
     Loans delinquent 60 days or more is greater than one-third of the aggregate Certificate Principal
     Balance of the Class M Certificates and Class B
     Certificates immediately prior to such
     Distribution Date, (B) occurring on or after the Distribution Date occurring in February 2001 and prior to the Distribution Date occurring in February 2005 on which (i) the aggregate
     Certificate Principal Balance of the Class M
     Certificate and Class B Certificates is less than 50% of the Certificate Principal Balance of the Class A-5 Certificates or (ii) the outstanding principal balance of Mortgage Loans delinquent 60 days or more is greater than one-half of the aggregate Certificate Principal Balance of the Class M Certificates and Class B Certificates immediately prior to such Distribution Date and
     (C) occurring on or after the Distribution Date occurring in February 2005 on which the Subordinate Percentage is less than the initial
     Subordinate Percentage.

          (v)  Notwithstanding the foregoing, if the
     application of the foregoing percentages on any Distribution Date as provided in Section 4.02
     (determined without regard to the proviso to the definition of "Subordinate Principal Distribution
     Amount") would result in a distribution in respect of principal of any Class or Classes of Class M
     Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal
     Balance thereof (any such class, a "Maturing
     Class"), then: (a) the Prepayment Distribution
     Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal
     Balance of such Class to zero; (b) the Prepayment
     Distribution Percentage of each other Class of Class M Certificates and Class B Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate
     Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment
     Distribution Percentages of the Maturing Class or
     Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated
     Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment
     Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment
     Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

          Prepayment Distribution Trigger:  The Class
M-2 Prepayment Distribution Trigger, Class M-3
Prepayment Distribution Trigger, Class B-1 Prepayment
Distribution Trigger, Class B-2 Prepayment Distribution
Trigger or Class B-3 Prepayment Distribution Trigger.

          Prepayment Interest Shortfall:  As to any
Distribution Date and any Mortgage Loan (other than a
Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net
Mortgage Rate ) paid by the Mortgagor for such Prepayment Period to the date of such Principal
Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Curtailment.

          Prepayment Period:  As to any Distribution
Date, the calendar month preceding the month of distribution.

          Primary Insurance Policy:  Each primary
policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section
2.03(b)(iv) and (v).

          Principal Prepayment:  Any payment of
principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation
Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

          Principal Prepayment in Full:  Any Principal
Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

          Program Guide:  Collectively, the Seller
Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

          Purchase Price:  With respect to any Mortgage
Loan (or REO Property) required to be purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated
Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or at the Net Mortgage Rate in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

          Qualified Substitute Mortgage Loan:  A
Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers'
Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage
Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal
Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted
Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted
Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and
Section 4 of the Assignment Agreement; and (vi) have a Spread Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, in the event that the "Spread Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Spread Rate" is greater than the Spread Rate of the related Deleted Mortgage
Loan (i) the Spread Rate of such Qualified Substitute
Mortgage Loan shall be equal to the Spread Rate of the related Deleted Mortgage Loan for purposes of calculating the Excess Spread and (ii) the excess of the Spread Rate on such Qualified Substitute Mortgage
Loan as calculated pursuant to the definition of "Spread Rate" over the Spread Rate on the related
Deleted Mortgage Loan shall be payable to the Class R
Certificates pursuant to Section 4.02 hereof.

          Rating Agency: Fitch and Standard & Poor's with respect to the Class A Certificates, Class R
Certificates and, Class M-1 Certificates and Fitch with respect to the Class M-2 Certificates, Class M-3
Certificates, Class B-1 Certificates and Class B-2
Certificates. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable
Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

          Realized Loss:  With respect to each Mortgage
Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest
(and REO Imputed Interest, if any) at the Net Mortgage
Rate from the Due Date as to which interest was last paid or advanced to Certificateholders and the Owner of the Excess Spread up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each
Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO
Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage
Loan which has become the object of a Debt Service
Reduction, the amount of such Debt Service Reduction.

          Record Date:  With respect to each
Distribution Date, the close of business on the last
Business Day of the month next preceding the month in which the related Distribution Date occurs.

          Regular Certificate: Any of the Certificates other than a Class R Certificate.

          REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          REMIC Administrator:  Residential Funding
Corporation.

          REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

          REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread of any REO Property pursuant to Section
3.14.

          REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds,
REO Proceeds and other payments and recoveries
(including proceeds of a final sale) which the Master
Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

          REO Imputed Interest:  As to any REO
Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

          REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

          REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted
Mortgage Loan.

          Request for Release: A request for release, the forms of which are attached as Exhibit H hereto.

          Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related
Subservicing Agreement in respect of such Mortgage
Loan.

          Residential Funding:  Residential Funding
Corporation, a Delaware corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

          Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust
Department of the Trustee, including any Senior Vice
President, any Vice President, any Assistant Vice
President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

          Security Agreement:  With respect to a
Cooperative Loan, the agreement creating a security interest in favor of the originator in the related
Cooperative Stock.

          Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's
Agreement applicable to such Mortgage Loan.

          Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans.

          Senior Percentage:  As of any Distribution
Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class A
Certificates and Class R Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties).

          Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and (ii)(X) and (b) the sum of the amounts required to be distributed to the Class A Certificateholders and Class R
Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii), (xvi) and (xvii).

          Senior Support Certificates: Any of the Class
A-5 Certificates.

          Senior Support Percentage:  As of any
Distribution Date, a fraction, expressed as a percentage, equal to the aggregate Certificate
Principal Balance of the Senior Support Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans immediately prior to such Distribution
Date.

          Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

          Servicing Advances:  All customary,
reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master
Servicer in the performance of its servicing obligations, including, but not limited to, the cost of
(i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14.

          Servicing Fee:  With respect to any Mortgage
Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section
7.02.

          Servicing Officer:  Any officer of the Master
Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

          Special Hazard Amount:  As of any
Distribution Date, an amount equal to $3,949,167 minus the sum of (i) the aggregate amount of Special Hazard
Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and
(ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding
Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans secured by Mortgaged
Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 58.48% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage
Loan secured by a Mortgaged Property located in the State of California.

     The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall
(i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating
Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

          Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

          Spread Rate:  With respect to each Mortgage
Loan, the rate per annum equal to the excess of the Net
Mortgage Rate over 7.25% per annum.

          Standard & Poor's:  Standard & Poor's Ratings
Services, a division of the McGraw-Hill Companies, or its successor in interest.

          Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the
Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due
Period ending prior to the most recent Distribution
Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO
Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section
3.14 with respect to such Mortgage Loan or REO
Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and
(c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution
Date.

          Subordinate Principal Distribution Amount:
With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, (a) the sum of (i) the product of (x) the related Class M
Percentage or Class B Percentage for such Class and (y) the aggregate of the amounts for such Distribution Date referred to under clauses (1), (2) and (3) of Section
4.02(a)(ii)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class M Certificates and Class B Certificates then outstanding, of the principal collections described in
Section 4.02(a)(ii)(B)(b) to the extent such collections are not otherwise distributed to the Senior
Certificates; (iii) the product of (x) the related
Prepayment Distribution Percentage, (y) 100% minus the
Adjusted Senior Accelerated Distribution Percentage and
(z) the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment
Period; (iv) if such Class is the most senior Class of Certificates then outstanding (as established in Section 4.05 hereof), any Excess Subordinate Principal
Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B
Certificates minus (b) any Excess Subordinate Principal
Amount not payable to such Class on such Distribution
Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

          Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

          Subservicer:  Any Person with whom the Master
Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

          Subservicer Advance:  Any delinquent
installment of principal and interest on a Mortgage
Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing
Agreement.

          Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

          Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain
Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

          Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related
Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such
Mortgage Loan.

          Super Senior Certificates:   Any one of the
Class A-1, Class A-2, Class A-3, Class A-4, Class A-6,
Class A-7, Class A-8, Class A-9 or Class R
Certificates.

          Super Senior Class Percentage:   As of any
Distribution Date occurring on or after the Credit
Support Depletion Date, a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Super Senior
Certificates immediately prior to such Distribution
Date and the denominator of which is the aggregate
Certificate Principal Balance of all Senior
Certificates (other than the Class A-5 Certificates) immediately prior to such Distribution Date.

          Super Senior Optimal Percentage:   As of any
Distribution Date occurring on or after the Credit
Support Depletion Date, the fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Super Senior
Certificates immediately prior to such Distribution
Date and the denominator of which is the aggregate
Certificate Principal Balance of all Senior
Certificates immediately prior to such Distribution
Date.

          Super Senior Optimal Principal Distribution
Amount:   With respect to any Distribution Date
occurring on or after the Credit Support Depletion
Date, the sum of (A) the product of (a) the then-applicable Super Senior Optimal Percentage for such class and (b) the sum of the amounts described in clauses (i), (iv) and (vi) of Section 4.02(a)(ii)(A) and (B) the product of the then-applicable Super Senior
Class Percentage for such class and the sum of the amounts described in clauses (ii) and (iii) of Section
4.02(a)(ii)(A).

          Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate
Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to
Residual Interest Holders of REMIC Taxable Income or
Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders and the Owner of the Excess Spread or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

          Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

          Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

          Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

          Trust Fund: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

     (i)  the Mortgage Loans and the related Mortgage
          Files,

     (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial
          Account or in the Certificate Account and identified as belonging to the Trust Fund,

     (iii)     property which secured a Mortgage Loan
               and which has been acquired for the
               benefit of the Certificateholders and
               the Owner of the Excess Spread by
               foreclosure or deed in lieu of
               foreclosure, and

     (iv) the hazard insurance policies and Primary
          Insurance Policies, if any, and certain
          proceeds thereof.

          Uniform Single Attestation Program for
Mortgage Bankers:  The Uniform Single Attestation
Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

          Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

          United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98% of all of the Voting Rights shall be allocated among Holders of Certificates, respectively, other than the Class R Certificates, in proportion to the outstanding Certificate Principal
Balances of their respective Certificates. The Owner shall be entitled to 1% of all of the Voting Rights in respect of the Excess Spread, and the Holders of the Class R Certificates shall be entitled to 1% of all of the Voting Rights, respectively, allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.
                      ARTICLE II

             CONVEYANCE OF MORTGAGE LOANS;
           ORIGINAL ISSUANCE OF CERTIFICATES

          Section 2.01.  Conveyance of Mortgage Loans.

     (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage
Loans on or before the Cut-off Date).

     (b) In connection with such assignment, except as set forth in Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative
Loan):

          (i)  The original Mortgage Note, endorsed
     without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed
     Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

          (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

          (iii)     An original Assignment of the
     Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

          (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded;
     and

          (v)  The original of each modification,
     assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

     and (II) with respect to each Cooperative Loan so assigned:

          (i)  The original Mortgage Note, endorsed
     without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed
     Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

          (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

          (iii)     The related Cooperative Stock
     Certificate, representing the related Cooperative
     Stock pledged with respect to such Cooperative
     Loan, together with an undated stock power (or other similar instrument) executed in blank;

          (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

          (v)  The Security Agreement;

          (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (vii)     Copies of the filed UCC-3
     assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security
     Agreement and the Assignment of Proprietary Lease;

          (viii)    An executed assignment of the
     interest of the originator in the Security
     Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

          (ix) The original of each modification,
     assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

          (x)  An executed UCC-1 financing statement
     showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

     (c) The Company may, in lieu of delivering the documents set forth in Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master
Servicer shall hold such documents in trust for the use and benefit of all present and future
Certificateholders and the Owner of the Excess Spread until such time as is set forth below. Within ten
Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in Section 2.01(b)(I)(iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage
Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master
Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

     On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section
2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv),
(vii), (ix) and (x) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this Section 2.01(c), the Master Servicer shall deliver to (i) Moody's if it is one of the Rating
Agencies, (ii) the Trustee and (iii) each Custodian a report setting forth the status of the documents which it is holding.

     (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective
Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

     The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (I)(iii) of
Section 2.01(b),  except in states where, in the
opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and
(x), respectively, of Section 2.01(b).  If any
Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related
Cooperative Apartment is located outside of the State of New York.

     Any of the items set forth in Sections
2.01(b)(I)(iv) and (v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered in microfiche form.

     (e) It is intended that the conveyances by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Company to the Trustee of the Mortgage
Loans for the benefit of the Certificateholders or the Owner of the Excess Spread. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the
Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this
Section 2.01 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage
Loans, including (i) with respect to each Cooperative
Loan, the related Mortgage Note, Security Agreement,
Assignment of Proprietary Lease, Cooperative Stock
Certificate, Cooperative Lease, any insurance policies and all other documents in the related Mortgage File and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial
Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-
305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

          The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans, as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential
Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company or (3) any transfer of any interest of Residential Funding or the Company in any Mortgage
Loan.

          Section 2.02.  Acceptance by Trustee.

          The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial
Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section
2.01(b)(i) through (iii) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage
Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future
Certificateholders and the Owner of the Excess Spread.
The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders and the Owner of the Excess Spread, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section
2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The
Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section
2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

     If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to
Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master
Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in
Section 860G(a)(5) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial
Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage
Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the Certificateholders and such Owner.

          Section 2.03.  Representations, Warranties
                         and Covenants
                         of the Master Servicer and the
Company.

     (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of Certificateholders and the Owner of the Excess Spread that:

          (i)  The Master Servicer is a corporation
     duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

          (ii) The execution and delivery of this
     Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's
     Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master
     Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

          (iii)     This Agreement, assuming due
     authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master
     Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition
     (financial or other) or operations of the Master
     Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

          (v)  No litigation is pending or, to the
     best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

          (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required
     Insurance Policy;

          (vii)     No information, certificate of an
     officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

          (viii)    The Master Servicer has examined
     each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing
     Agreements will comply with the provisions of
     Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

     Upon discovery by either the Company, the Master
Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders or the Owner of the Excess Spread in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section
860G(a)(5) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this
Section 2.03(a) available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the Certificateholders and such Owner.

     (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders and the Owner of the Excess Spread that as of the Closing
Date (or, if otherwise specified below, as of the date so specified):

          (i)  No Mortgage Loan is one month or more
     delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

          (ii) The information set forth in Exhibit F hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

          (iii)     The Mortgage Loans are fully-
     amortizing, fixed-rate mortgage loans with level
     Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

          (iv) To the best of the Company's knowledge, if a Mortgage Loan is secured by a Mortgaged
     Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures
     25% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, 12% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01%, and 6% of such balance if the Loan-to-
     Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary
     Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder. No Mortgage Loan has a Loan-to-Value
     Ratio in excess of 95%;

          (v)  The issuers of the Primary Insurance
     Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

          (vi) No more than 1.2% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California, no more than 0.4% of the Mortgage Loans by aggregate
     Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California, and no more than 0.06% of the Mortgage Loans by aggregate stated Principal Balance as of the Cut-off Date are Cooperative Loans;

          (vii)     If the improvements securing a
     Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

          (viii)    Immediately prior to the assignment
     of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

          (ix) Approximately 16.38% of the Mortgage
     Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program;

          (x)  Each Mortgagor represented in its loan
     application with respect to the related Mortgage
     Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

          (xi) Approximately 0.5% of the Mortgage
     Loans by aggregate Stated Principal Balance as of the Cut-off Date will be Buydown Mortgage Loans;

          (xii)     Each Mortgage Loan constitutes a
     qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-
     2(a)(1);

          (xiii)    A policy of title insurance was
     effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;

          (xiv)     With respect to a Mortgage Loan
     that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

          (xv) With respect to each Mortgage Loan
     originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage
     Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

          (xvi)     Interest on each Mortgage Loan is
     calculated on the basis of a 360-day year consisting of twelve 30-day months; and

          (xvii)    None of the Mortgage Loans contains
     in the related Mortgage File a Destroyed Mortgage
     Note.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

     Upon discovery by any of the Company, the Master
Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders or the Owner of the Excess Spread in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section
2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within
90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage
Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified
Substitute Mortgage Loan or Loans for such Mortgage
Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section
860G(a)(5) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the Certificateholders and such Owner. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage
Loan.

          Section 2.04.  Representations and Warranties
                         of Sellers.

          The Company, as assignee of Residential
Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders and the Owner of the Excess Spread all of its right, title and interest in respect of the Assignment
Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders and the Owner of the Excess Spread. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders or the Owner of the Excess Spread in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties
(any Custodian being so obligated under a Custodial
Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential
Funding shall have the option to substitute a Qualified
Substitute Mortgage Loan or Loans for such Mortgage
Loan if such substitution occurs within two years following the Closing Date, except that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3)
of the Code, any such substitution must occur within 90 days from the date the Master Servicer was notified of the breach if such 90 day period expires before two years following the Closing Date. In the event that Residential Funding elects to substitute a Qualified
Substitute Mortgage Loan or Loans for a Deleted
Mortgage Loan pursuant to this Section 2.04,
Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread with respect to such Qualified
Substitute Mortgage Loan or Loans, the original
Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01.
No substitution will be made in any calendar month after the Determination Date for such month. Monthly
Payments due with respect to Qualified Substitute
Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution
Date. For the month of substitution, distributions to the Certificateholders and the Owner of the Excess
Spread will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter
Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage
Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the
Master Servicer shall deliver the amended Mortgage Loan
Schedule to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related
Subservicing Agreement in all respects, the related
Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute
Mortgage Loan contained in the related Seller's
Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage
Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in
Section 4 of the Assignment Agreement, and the Master
Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment
Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

     In connection with the substitution of one or more
Qualified Substitute Mortgage Loans for one or more
Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute
Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution).
Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor.
Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust
Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section
860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage
Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of Certificateholders and such Owner. If the Master
Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

          Section 2.05.  Execution and Authentication
of Certificates.

          The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage
Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire
Trust Fund.

                      ARTICLE III

             ADMINISTRATION AND SERVICING
                   OF MORTGAGE LOANS

          Section 3.01.  Master Servicer to Act as
                         Servicer.

     (a)  The Master Servicer shall service and
administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage
Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section
3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master
Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Owner of the Excess Spread and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged
Property to an Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master
Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of
Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal
Prepayment in Full pursuant to Section 3.13(d) hereof) and cause the Trust Fund to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master
Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master
Servicer to service and administer the Mortgage Loans.
The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof.

     (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the
Certificateholders and the Owner of the Excess Spread, be added to the amount owing under the related Mortgage
Loans, notwithstanding that the terms of such Mortgage
Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

     (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest
Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

          Section 3.02.  Subservicing Agreements
                         Between Master Servicer and
                         Subservicers; Enforcement of
                         Subservicers' and Sellers'
                         Obligations.

     (a)  The Master Servicer may continue in effect
Subservicing Agreements entered into by Residential
Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new
Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage
Loan that is a Nonsubserviced Mortgage Loan, the Master
Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage
Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each
Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit G. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement.
The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing
Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders or the Owner of the Excess Spread.

     (b)  As part of its servicing activities
hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders and the Owner of the Excess Spread, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

          Section 3.03.  Successor Subservicers.

          The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master
Servicer shall either act as servicer of the related
Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated
Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

          Section 3.04.  Liability of the Master
                         Servicer.

          Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee, Certificateholders and the Owner of the Excess Spread for the servicing and administering of the Mortgage
Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans.
The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          Section 3.05.  No Contractual Relationship
                         Between Subservicer and
                         Trustee or Certificateholders
                         or the Owner of the Excess
                         Spread.

          Any Subservicing Agreement that may be
entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master
Servicer alone and the Trustee, Certificateholders and the Owner of the Excess Spread shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

          Section 3.06.  Assumption or Termination of
                         Subservicing Agreements by
                         Trustee.

     (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

     (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

          Section 3.07.  Collection of Certain Mortgage
                         Loan Payments;
                         Deposits to Custodial Account.

     (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities.
Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage.
Consistent with the terms of this Agreement, the Master
Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders or the Owner of the Excess Spread, provided, however, that the Master
Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage
Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. In connection with any Curtailment of a Mortgage Loan, the Master
Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal
Amount thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby.

     (b)  The Master Servicer shall establish and
maintain a Custodial Account in which the Master
Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

          (i)  All payments on account of principal,
     including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

          (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO
     Proceeds received in connection with an REO
     Property for which an REO Disposition has occurred;

          (iii)     Insurance Proceeds and Liquidation
     Proceeds (net of any related expenses of the Subservicer);

          (iv) All proceeds of any Mortgage Loans
     purchased pursuant to Section 2.02, 2.03, 2.04 or
     4.07 and all amounts required to be deposited in connection with the substitution of a Qualified
     Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

          (v)  Any amounts required to be deposited
     pursuant to Section 3.07(c) or 3.21; and

          (vi) All amounts transferred from the
     Certificate Account to the Custodial Account in accordance with Section 4.02(a).

The foregoing requirements for deposit in the Custodial
Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial
Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others.
Notwithstanding such commingling of funds, the Master
Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

     With respect to Insurance Proceeds, Liquidation
Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03,
2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

     (c)  The Master Servicer shall use its best
efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial
Account attributable to the Mortgage Loans in Permitted
Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities.
All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

     (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

          Section 3.08.  Subservicing Accounts;
                         Servicing Accounts.

     (a)  In those cases where a Subservicer is
servicing a Mortgage Loan pursuant to a Subservicing
Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing
Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The
Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing
Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

     (b)  The Subservicer may also be required,
pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related
Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

     (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections
3.11 (with respect to the Primary Insurance Policy) and
3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing
Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

     (d)  The Master Servicer shall advance the
payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance
Proceeds, Liquidation Proceeds or otherwise.

          Section 3.09.  Access to Certain Documentatio
                         n and Information Regarding
                         the Mortgage Loans.

          In the event that compliance with this
Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift
Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master
Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

          Section 3.10.  Permitted Withdrawals from the
                         Custodial Account.

     (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial
Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage
Loans for the following purposes:

          (i)  to make deposits into the Certificate
     Account in the amounts and in the manner provided for in Section 4.01;

          (ii) to reimburse itself or the related
     Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans
     (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly
     Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) late recoveries of the payments for which such advances were made in the case of Servicing Advances;

          (iii)     to pay to itself or the related
     Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

          (iv) to pay to itself as additional
     servicing compensation any interest or investment income earned on funds deposited in the Custodial
     Account that it is entitled to withdraw pursuant to Section 3.07(c);

          (v)  to pay to itself as additional
     servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to
     Section 3.08(b);

          (vi) to pay to itself, a Subservicer, a
     Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders or the Owner of the Excess
     Spread as of the date on which the related Stated
     Principal Balance or Purchase Price is determined;

          (vii)     to reimburse itself or the related
     Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below or any Advance reimbursable to the Master Servicer pursuant to
     Section 4.02(a)(iii);

          (viii)    to reimburse itself or the Company
     for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c),
     6.03, 10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

          (ix) to reimburse itself for amounts
     expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (ix) above; and

          (x)  to withdraw any amount deposited in the
     Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

     (b)  Since, in connection with withdrawals
pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage
Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage
Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

     (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable
Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage
Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders and the Owner of the Excess Spread (and not theretofore reimbursed to the Master Servicer or the related
Subservicer).

          Section 3.11.  Maintenance of the Primary Ins
                         urance Policies;
                         Collections Thereunder.

     (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance
Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage
Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off
Date and the Company had knowledge of such Primary
Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage
Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance
Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary
Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary
Insurance Policy applicable to a Nonsubserviced
Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance
Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

     (b)  In connection with its activities as
administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master
Servicer, the Subservicer, if any, the Trustee, Certificateholders and the Owner of the Excess Spread, claims to the Insurer under any Primary Insurance
Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to
Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary
Insurance Policies shall be deposited in the Custodial
Account, subject to withdrawal pursuant to Section
3.10.

          Section 3.12.  Maintenance of Fire Insurance
                         and Omissions and Fidelity
                         Coverage.

     (a)  The Master Servicer shall cause to be
maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements;
provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related
Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan
(other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders and the Owner of the Excess Spread, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master
Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.
Whenever the improvements securing a Mortgage Loan
(other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master
Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged
Property under the national flood insurance program
(assuming that the area in which such Mortgaged
Property is located is participating in such program).

     In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section
3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial
Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders and the Owner of the Excess Spread, claims under any such blanket policy.

     (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master
Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

          Section 3.13.  Enforcement of Due-on-Sale
                         Clauses; Assumption and
                         Modification Agreements;
                         Certain Assignments.

     (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

          (i)  the Master Servicer shall not be deemed
     to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

          (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

     (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged
Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage
Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person;
provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage
Loan under the Code (or final, temporary or proposed
Treasury Regulations promulgated thereunder) and cause the Trust Fund to fail to qualify as a REMIC under the Code. The Master Servicer shall execute and deliver such documents only if it reasonably determines that
(i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage
Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required
Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage
Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan
(including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master
Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master
Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

     (c)  The Master Servicer or the related
Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged
Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related
Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the Trust
Fund would fail to continue to qualify as a REMIC under the Code as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

     (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master
Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit O, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;
(ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage
Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

          Section 3.14.  Realization Upon Defaulted
                         Mortgage Loans.

     (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO
Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine
(i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage
Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses and
(ii) that such expenses will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or
REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses are actually recoverable from related Liquidation
Proceeds, Insurance Proceeds or REO Proceeds). In the event of a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash
Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master
Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund.
Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation
Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized
Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

     (b)  In the event that title to any Mortgaged
Property is acquired by the Trust Fund as an REO
Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders and the Owner of the Excess Spread.
Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO
Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage
Loan held in the Trust Fund until such time as the REO
Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title
(after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

     (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such REO Property within two years after its acquisition by the Trust
Fund for purposes of Section 860G(a)(8) of the Code or, at the expense of the Trust Fund, request, more than 60 days before the day on which the two-year grace period would otherwise expire, an extension of the two-year grace period unless the Master Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such two-year period will not result in the imposition of taxes on "prohibited transactions" as defined in
Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust
Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel).
The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in
Section 3.10.  Notwithstanding any other provision of
this Agreement, no REO Property acquired by the Trust
Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust
Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section
860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

     (d)  The proceeds of any Cash Liquidation, REO
Disposition or purchase or repurchase of any Mortgage
Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO
Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section
3.10(a)(ii); second, to the Certificateholders and the Owner of the Excess Spread to the extent of accrued and unpaid interest on the Mortgage Loan, and any related
REO Imputed Interest, at the Net Mortgage Rate and the
Spread Rate, respectively, to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO
Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master
Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

          Section 3.15.  Trustee to Cooperate;
                         Release of Mortgage Files.

     (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master
Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section
3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master
Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage
Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial
Account or the Certificate Account.

     (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing
Officer substantially in one of the forms attached as Exhibit H hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required
Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation
Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage
File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged
Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing
Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.
In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial
Account.

     (c)  The Trustee or the Master Servicer on the
Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

          Section 3.16.  Servicing and Other
                         Compensation; Compensating
                         Interest.

     (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage
Loan plus unpaid interest accrued thereon (including
REO Imputed Interest) at the related Net Mortgage Rate, the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related
Subservicer any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

     (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial
Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

     (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder
(including payment of premiums for the Primary
Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

     (d)  The Master Servicer's right to receive
servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

     (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master
Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master
Servicer is entitled pursuant to Section 3.10(a)(iii);
second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate
Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

          Section 3.17.  Reports to the Trustee
                         and the Company.

          Not later than fifteen days after each
Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

          Section 3.18.  Annual Statement as to
                         Compliance.

          The Master Servicer will deliver to the
Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers'
Certificate stating, as to each signer thereof, that
(i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single
Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation
Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing
Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

          Section 3.19.  Annual Independent Public
                         Accountants' Servicing Report.

          On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American
Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American
Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

          Section 3.20.  Rights of the Company in
                         Respect of the Master
                         Servicer.

          The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master
Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

          Section 3.21.  Administration of Buydown
                         Funds.

     (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The
Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage
Loan, the Subservicer will withdraw from the Buydown
Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

     (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period
(the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage
Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown
Period and the property securing such Buydown Mortgage
Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related
Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master
Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial
Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance
Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                      ARTICLE IV

PAYMENTS TO CERTIFICATEHOLDERS AND OWNER OF THE EXCESS
SPREAD

          Section 4.01.  Certificate Account.

     (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New
York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to
Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to
Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available
Distribution Amount for the immediately succeeding
Distribution Date.

     (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders and the Owner of the Excess
Spread, which shall mature not later than the Business
Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time.
The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate
Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

     Section 4.02.  Distributions.

     (a) On each Distribution Date the Master Servicer on behalf of the Trustee or the Paying Agent appointed by the Trustee, shall distribute to the Owner of the Excess Spread, a distribution thereof pursuant to
Section 4.02(a)(i), to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii), the amount required to be distributed to the Master
Servicer or a Subservicer pursuant to Section
4.02(a)(iii), and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such
Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master
Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority
(subject to the provisions of Sections 4.02(b) and 4.02(c)), in each case to the extent of the Available
Distribution Amount:

          (i)  first, to the Class A
     Certificateholders, the Owner of the Excess Spread and Class R Certificateholders on a pro rata basis based on Accrued Certificate Interest payable thereon and the amount of such Excess Spread with respect to such Distribution Date, Accrued
     Certificate Interest on such Classes of
     Certificates and such Excess Spread, as
     applicable, for such Distribution Date, plus any Accrued Certificate Interest or Excess Spread thereon remaining unpaid from any previous
     Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

          (ii) to the Class A Certificateholders and
     Class R Certificateholders, in the priorities and amounts set forth in Sections 4.02(b)(ii)-(iv), 4.02(c) and 4.02(d), the sum of the following
     (applied to reduce the Certificate Principal
     Balances of such Class A Certificates or Class R
     Certificates, as applicable):

               (A)  the Senior Percentage for such
          Distribution Date times the sum of the
          following:

                    (1)  the principal portion of each
               Monthly Payment due during the related
               Due Period on each Outstanding Mortgage
               Loan, whether or not received on or
               prior to the related Determination
               Date, minus the principal portion of
               any Debt Service Reduction which
               together with other Bankruptcy Losses
               exceeds the Bankruptcy Amount;

                    (2)  the Stated Principal Balance
               of any Mortgage Loan repurchased during
               the related Prepayment Period (or
               deemed to have been so repurchased in
               accordance with Section 3.07(b))
               pursuant to Section 2.02, 2.03, 2.04 or
               4.07 and the amount of any shortfall
               deposited in the Custodial Account in
               connection with the substitution of a
               Deleted Mortgage Loan pursuant to
               Section 2.03 or 2.04 during the related
               Prepayment Period; and

                    (3)  the principal portion of all
               other unscheduled collections (other
               than Principal Prepayments in Full and
               Curtailments and amounts received in
               connection with a Cash Liquidation or
               REO Disposition of a Mortgage Loan
               described in Section 4.02(a)(ii)(B),
               including without limitation Insurance
               Proceeds, Liquidation Proceeds and REO
               Proceeds) received during the related
               Prepayment Period (or deemed to have
               been so received in accordance with
               Section 3.07(b)) to the extent applied
               by the Master Servicer as recoveries of
               principal of the related Mortgage Loan
               pursuant to Section 3.14;

               (B)  with respect to each Mortgage Loan
          for which a Cash Liquidation or a REO
          Disposition occurred during the related
          Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess
          Fraud Losses, Excess Bankruptcy Losses or
          Extraordinary Losses, an amount equal to the lesser of (a) the Adjusted Senior Percentage for such Distribution Date times the Stated
          Principal Balance of such Mortgage Loan and
          (b) the Adjusted Senior Accelerated
          Distribution Percentage for such Distribution
          Date times the related unscheduled
          collections (including without limitation
          Insurance Proceeds, Liquidation Proceeds and
          REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section
          3.14;

               (C)  the Adjusted Senior Accelerated
          Distribution Percentage for such Distribution
          Date times the aggregate of all Principal
          Prepayments in Full and Curtailments received in the related Prepayment Period;

               (D)  any Excess Subordinate Principal
          Amount for such Distribution Date;

               (E)  the Class A-5 Certificates' pro
          rata share, based on the Certificate
          Principal Balance thereof relative to the aggregate Certificate Principal Balance of the Class A-5 Certificates, Class M
          Certificates and Class B Certificates of the unscheduled collections and Principal
          Prepayments referred to in clauses (B) and
          (C) above, to the extent such receipts are not payable to the other classes of Senior
          Certificates;

               (F)  any amounts described in subsection
          (ii), clauses (A), (B), (C) and (E) of this
          Section 4.02(a), as determined for any
          previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (F) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class M
          Certificates or Class B Certificates;

          (iii)     if the Certificate Principal
     Balances of the Class M Certificates and Class B
     Certificates have not been reduced to zero, to the Master Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such
     Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess
     Special Hazard Losses, Excess Fraud Losses, Excess
     Bankruptcy Losses or Extraordinary Losses;

          (iv) to the Holders of the Class M-1
     Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

          (v)  to the Holders of the Class M-1
     Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such
     Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal
     Balance of the Class  M-1 Certificates;

          (vi) to the Holders of the Class M-2
     Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

          (vii)     to the Holders of the Class M-2
     Certificates, an amount equal to the Subordinate
     Principal Distribution Amount for such Class of
     Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

          (viii)    to the Holders of the Class M-3
     Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

          (ix) to the Holders of the Class M-3
     Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such
     Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal
     Balance of the Class M-3 Certificates;

          (x)  to the Holders of the Class B-1
     Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

          (xi) to the Holders of the Class B-1
     Certificates, an amount equal to the Subordinate
     Principal Distribution Amount for such Class of
     Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

          (xii)     to the Holders of the Class B-2
     Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

          (xiii)    to the Holders of the Class B-2
     Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such
     Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal
     Balance of the Class B-2 Certificates;

          (xiv)     to the Holders of the Class B-3
     Certificates, an amount equal to the Accrued
     Certificate Interest thereon for such Distribution
     Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous
     Distribution Date, except as provided below;

          (xv) to the Holders of the Class B-3
     Certificates, an amount equal to the Subordinate
     Principal Distribution Amount for such Class of
     Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

          (xvi)     to the Class A Certificateholders
     and Class R Certificateholders in the priority set forth in Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Class A and
     Class R Certificates, but in no event more than the aggregate of the outstanding Certificate
     Principal Balances of each such Class of Class A and Class R Certificates, and thereafter, to each Class of Class M Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class A Certificates and Class R Certificates have been retired, applied to reduce the Certificate
     Principal Balance of each such Class of Class M
     Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class M Certificates; and thereafter to each such Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class M Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate
     Principal Balance of each such Class of Class B
     Certificates; and

          (xvii)    to the Class R Certificateholders,
     the balance, if any, of the Available Distribution
     Amount.

     Notwithstanding the foregoing, on any Distribution
Date, with respect to the Class of Class B Certificates outstanding on such Distribution Date with the highest numerical designation, or in the event the Class B
Certificates are no longer outstanding, the Class of Class M Certificates then outstanding with the highest numerical designation, or in the event the Class B
Certificates and Class M Certificates are no longer outstanding, the Class A and Class R Certificates,
Accrued Certificate Interest thereon remaining unpaid and Excess Spread remaining unpaid from any previous
Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest or Excess Spread was attributable to interest shortfalls relating to Nonrecoverable Advances as determined by the Master Servicer with respect to the related
Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

     (b)  Distributions of principal on the Class A
Certificates and Class R Certificates on each
Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

          (i)  an amount equal to the sum of (1) the
     Class A-5 Certificates' pro rata portion, based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of the Senior Certificates of the aggregate of the amounts described in clauses (A), (D) and (F) of
     Section 4.02(a)(ii) and (2) the amount described in clause (E) of Section 4.02(a)(ii) shall be distributed to the Class A-5 Certificates, provided that if the Senior Principal Distribution
     Amount set forth in clauses (A), (B), (C), (D),
     (E) and (F) of Section 4.02(a)(ii) is more than the balance of the Available Distribution Amount remaining after the Accrued Certificate Interest and the Excess Spread have been distributed, the amount paid to the Class A-5 Certificates pursuant to this clause (ii) shall be reduced by an amount equal to the Class A-5 Certificates' pro rata share of such difference.

          (ii) the balance of the Senior Principal
     Distribution Amount remaining after the
     distribution described in clause 4.02(b)(ii) above shall be distributed to the Class R Certificates, in reduction of the Certificate Principal Balances of such Certificates, until the Certificate
     Principal Balance thereof is reduced to zero;

          (iii)     the balance, if any, of the Senior
     Principal Distribution Amount remaining after the distributions described in clauses 4.02(b)(ii) and
     (iii) above shall be distributed as follows:

                    (A)  first, 11.1921516450%,
          18.6535856654%,
           19.7336225515%, 27.9518375219% and
          22.4688026163% of such amount concurrently to the Class A-1, Class A-2, Class A-6, Class A-
          8 and Class A-9 Certificates, respectively, until the Certificate Principal Balance of the Class A-9 Certificates has been reduced to zero;

                    (B)  second, 9.4046911281,
          24.4958612567%,
          16.5598738059%, 10.5855904096% and
          38.9539833997% of the balance, if any,
          remaining after the distributions described in clause (iv)(A) above concurrently to the Class A-1, Class A-2, Class A-6, Class A-7 and Class A-8 Certificates, respectively, until the Certificate Principal Balance of the Class A-1, Class A-2 Certificates, Class
          A-6 Certificates, Class A-7 Certificates and
          Class A-8 Certificates have been reduced to zero;

                    (C)  third, the balance, if any,
          remaining after the distributions described in clauses (iv)(A) and (B) above to the Class
          A-3 Certificates until the Certificate
          Principal Balance thereof has been reduced to zero; and

                    (D)  fourth, the balance, if any,
          remaining after the distributions described in clauses (iv)(A), (B) and (C) above to the Class A-4 Certificates, until the Certificate
          Principal Balance thereof has been reduced to zero;

     (c)  On or after the occurrence of the Credit
Support Depletion Date but prior to the reduction of the Certificate Principal Balance of the Class A-5
Certificates to zero, all priorities relating to distributions as described above in respect of principal among the various classes of Senior
Certificates will be disregarded and the Senior
Principal Distribution Amount will be distributed among all classes of Senior Certificates pro rata in accordance with their respective outstanding
Certificate Principal Balances and the Senior Interest
Distribution Amount will be distributed as set forth in
Section 4.02(a)(i) above; provided that the aggregate amount distributable to the Super Senior Certificates and the Class A-5 Certificates in respect of the aggregate Accrued Certificate Interest thereon and in respect of their collective pro rata portion of the Senior Principal Distribution Amount will be distributed among such Certificates in the following priority: first, to the Super Senior Certificates, on a pro rata basis in accordance with their respective amounts of Accrued Certificate Interest, up to an amount equal to the Accrued Certificate Interest thereon; second, to the Super Senior Certificates, on a pro rata basis in proportion to the respective
Certificate Principal Balances thereof, the Super
Senior Optimal Principal Distribution Amount thereof, in reduction of the Certificate Principal Balances thereof until such Certificate Principal Balances have been reduced to zero; third, to the Class A-5
Certificates, up to an amount equal to the Accrued
Certificate Interest thereon; and fourth, to the Class
A-5 Certificates, the remainder of the amount so distributable among the Super Senior Certificates and Class A-5 Certificates, until the Certificate Principal
Balance thereof is reduced to zero.

     (d)  On or after the occurrence of the Credit
Support Depletion Date and upon reduction of the Certificate Principal Balance of the Class A-5
Certificates to zero, all priorities relating to distributions as described above in respect of principal among the various classes of Senior
Certificates will be disregarded and the Senior
Principal Distribution Amount will be distributed among all classes of Senior Certificates pro rata in accordance with their respective outstanding
Certificate Principal Balances.

     (e) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized
Loss was determined to have occurred the Master
Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries
(net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related
Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated or to the Owner of the Excess Spread, if applicable, (with the amounts to be distributed allocated among such Classes and the Excess Spread in the same proportions as such Realized Loss was allocated), subject to the following: No such distribution shall be in an amount that would result in total distributions in respect of Excess Spread or on the Certificates of any such Class in excess of the total amounts of principal and interest that would have been distributable thereon if such Cash Liquidation or REO Disposition had occurred but had resulted in a Realized Loss equal to zero.
Notwithstanding the foregoing, no such distribution shall be made with respect to the Excess Spread or the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized
Loss pursuant to any instrument or fund established under Section 11.01(e) or (ii) such Excess Spread or
Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized
Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution, on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date. Any amounts to be so distributed shall not be remitted to or distributed from the Trust
Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

     (f)  Each distribution with respect to a Book-
Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository
Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

     (g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master
Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two
(2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

     Section 4.03.  Statements to Certificateholders
                    and the Owner of the Excess Spread.

     (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder, the Owner of the Excess Spread and the Company a statement setting forth the following information as to the Excess Spread and each Class of Certificates to the extent applicable:

          (i)  (a)  the amount of such distribution to
     the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

          (ii) the amount of such distribution to
     Holders of such Class of Certificates allocable to interest and to the Owner of the Excess Spread;

          (iii)     if the distribution to the Holders
     of such Class of Certificates or such Owner is less than the full amount that would be distributable to such Holders or Owner if there were sufficient funds available therefor, the amount of the shortfall;

          (iv) the amount of any Advance by the Master
     Servicer pursuant to Section 4.04;

          (v)  the number and Pool Stated Principal
     Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

          (vi) the aggregate Certificate Principal
     Balance of each Class of Certificates, and each of the Senior, Class M and Class B Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

          (vii)     the related Subordinate Principal
     Distribution Amount and Prepayment Distribution
     Percentage, if applicable;

          (viii)    on the basis of the most recent
     reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are delinquent (A) one month,
     (B) two months and (C) three months and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

          (ix) the number, aggregate principal balance and book value of any REO Properties;

          (x)  the aggregate Accrued Certificate
     Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

          (xi) the Special Hazard Amount, Fraud Loss
     Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

          (xii)     the weighted average Spread Rate
     for such Distribution Date;

          (xiii)    the occurrence of the Credit
     Support Depletion Date;

          (xiv)     the Adjusted Senior Accelerated
     Distribution Percentage applicable to such distribution;

          (xv) the Senior Percentage for such
     Distribution Date;

          (xvi)     the aggregate amount of Realized
     Losses for such Distribution Date;

          (xvii)    the aggregate amount of any
     recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

          (xviii)   the weighted average remaining term
     to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

          (xix)     the weighted average Mortgage Rates
     of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section
4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

     (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Owner of the Excess
Spread or the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master
Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R
Certificate, a statement containing the applicable distribution information provided pursuant to this
Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (d)  Upon the written request of any
Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting
Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

          Section 4.04.  Distribution of Reports to the
                         Trustee and the Company;
                         Advances by the Master
                         Servicer.

     (a)  Prior to the close of business on the
Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders and the Owner of the Excess Spread by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

     (b)  On or before 2:00 P.M. New York time on each
Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related
Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly
Payments (with each interest portion thereof adjusted to the Net Mortgage Rate, less the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage
Loans as of the related Due Date, which Monthly
Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable
Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate
Account all or a portion of the Amount Held for Future
Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and
(ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00
A.M. New York time on any future Certificate Account
Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial
Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders and Excess Spread required to be made on the following Distribution Date.
The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section
3.07(b) that has been deposited in the Custodial
Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly
Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to
Section 3.10.

     The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed
Advance, if made, would constitute a Nonrecoverable
Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee.

     In the event that the Master Servicer determines as of the Business Day preceding any Certificate
Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

     The Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate
Account.

          Section 4.05.  Allocation of Realized Losses.

          Prior to each Distribution Date, the Master
Servicer shall determine the total amount of Realized
Losses, if any, that resulted from any Cash
Liquidation, Debt Service Reduction, Deficient
Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized
Loss shall be evidenced by an Officers' Certificate.
All Realized Losses, other than Excess Special Hazard
Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows:
first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3
Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class
M-2 Certificates until the Certificate Principal
Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal
Balance thereof has been reduced to zero; and, thereafter, the remainder of such Realized Losses among all the Class A Certificates, Class R Certificates and in respect of the interest portion of such Realized
Losses, the Excess Spread on a pro rata basis, as described below. Notwithstanding the foregoing, following the Credit Support Depletion Date, Default
Losses otherwise allocable to the Super Senior
Certificates will be allocated first to the Class A-5
Certificates until the Certificate Principal Balance thereof is reduced to zero, and then to the Super
Senior Certificates.  Any Excess Special Hazard Losses,
Excess Bankruptcy Losses, Excess Fraud Losses,
Extraordinary Losses will be allocated among the Class
A, Class M, Class B and Class R Certificates on a pro rata basis, as described below.

     As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified
Classes of Certificates and the Excess Spread means an allocation on a pro rata basis, among the various
Classes so specified and the Excess Spread, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or to each such Class of Certificates and the Excess Spread based on the Accrued
Certificate Interest thereon or amount of Excess Spread payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss.
Except as provided in the following sentence, any allocation of the principal portion of Realized Losses
(other than Debt Service Reductions) to a Class of
Certificates shall be made by reducing the Certificate
Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service
Reductions) to the Class B Certificates or, after the Certificate Principal Balances of the Class B
Certificates have been reduced to zero, to the Class of Class M Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a).
Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a).
All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

          Section 4.06.  Reports of Foreclosures and
                         Abandonment
                    of Mortgaged Property.

          The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H,
6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

          Section 4.07.  Optional Purchase of
                         Defaulted Mortgage Loans.

          As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate
Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing
Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage
Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master
Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders or the Owner of the Excess Spread with respect thereto.
Notwithstanding anything to the contrary in this
Section 4.07, the Master Servicer shall continue to service any such Mortgage Loan after the date of such purchase in accordance with the terms of this Agreement and, if any Realized Loss with respect to such Mortgage
Loan occurs, allocate such Realized Loss in accordance with the terms hereof as if such Mortgage Loan had not been so purchased. For purposes of this Agreement, a payment of the Purchase Price by the Master Servicer pursuant to this Section 4.07 will be viewed as an advance and any Realized Loss shall be recoverable pursuant to the provisions for the recovery of advances as set forth herein.

                       ARTICLE V

                   THE CERTIFICATES

          Section 5.01.  The Certificates.

     (a)  The Class A, Class M, Class B and Class R
Certificates, respectively, shall be substantially in the forms set forth in Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more
Custodians of the documents specified in Section 2.01.
The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar denominations of $25,000 (or $250,000 in the case of the Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3
Certificates) and integral multiples of $1 (or $1,000 in the case of Class M-1, Class M-2, Class M-3, Class
B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of each of the Class M-2, Class M-3, Class B-1 and Class B-3
Certificates may be issued in a denomination equal to the denomination set forth as follows for such Class or the sum of such denomination and an integral multiple of $1,000:


          Class M-2                     $333,000.00
          Class M-3                     $305,400.00
          Class B-1                     $494,400.00
          Class B-2                     $388,900.00
          Class B-3                     $422,085.30

     The Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage
Interest; provided, however, that one Class R
Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and
(e) in a minimum denomination representing a Percentage
Interest of not less than 0.01%.

     The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates.
No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     (b) The Class A Certificates, shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another
Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership
Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of the Class A Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership
Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry
Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry
Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective
Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners.
Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry
Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

     If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive
Certificates to Certificate Owners requesting the same.
Upon surrender to the Trustee of the Book-Entry
Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Company, the
Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.
Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

          Section 5.02.  Registration of Transfer
                         and Exchange of Certificates.

     (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed
Certificate Registrar for the purpose of registering
Certificates and transfers and exchanges of Certificates as herein provided. The Certificate
Registrar, or the Trustee, shall provide the Master
Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination
Date.

     (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section
8.12 and, in the case of any Class M, Class B or Class
R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like
Class and aggregate Percentage Interest.

     (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate
Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (d)  No transfer, sale, pledge or other
disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said
Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer and
(B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit J hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master
Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and
(B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (e)  In the case of any Senior Support, Class M or
Class B Certificate presented for registration in the name of an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), an investment manager, a named fiduciary or a trustee of any such plan or any other Person who is using "plan assets" of any such plan to effect such acquisition, unless otherwise directed by the Company, the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of a Senior Support, Class M or Class B Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code, and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer. The
Trustee may (unless otherwise directed by the Company) require that any prospective transferee of a Senior
Support, Class M or Class B Certificate provide either a certification to the effect set forth in paragraph six of Exhibit J, which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or
Section 4975 of the Code, an investment manager, a named fiduciary or a trustee of any such plan, or any other Person who is using "plan assets" of any such plan to effect such acquisition.

     (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R
Certificate are expressly subject to the following provisions:

          (A)  Each Person holding or acquiring any
     Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (B)  In connection with any proposed
     Transfer of any Ownership Interest in a Class R
     Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit
     I-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R
     Certificate that is the subject of the proposed
     Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit I-2, from the Holder wishing to transfer the Class R
     Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

          (C)  Notwithstanding the delivery of a
     Transfer Affidavit and Agreement by a proposed
     Transferee under clause (B) above, if a
     Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R
     Certificate to such proposed Transferee shall be effected.

          (D)  Each Person holding or acquiring any
     Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

          (E)  Each Person holding or acquiring an
     Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury
     Regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R
     Certificate, if it is, or is holding an Ownership
     Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

     (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and
Disqualified Organizations (as defined in Section
860E(e)(5) of the Code) are prohibited.

     (iii)     (A)  If any Disqualified Organization
shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R
Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R
Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury
Regulations Sections 1.860E-1 or 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R
Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class
R Certificate that is in fact not permitted by this
Section 5.02(g) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

          (B)  If any purported Transferee shall
become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R
Certificate to a purchaser selected by the Master
Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master
Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

     (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any
Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-
1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

     (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

          (A)  written notification from each Rating
     Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A, Class M, Class B or Class R Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

          (B)  a certificate of the Master Servicer
     stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not cause (x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Class R
     Certificate to a Person that is a Disqualified
     Organization or (y) a Certificateholder or another
     Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

     (g)  No service charge shall be made for any
transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate
Registrar.

          Section 5.03.  Mutilated, Destroyed, Lost
                         or Stolen Certificates.

          If (i) any mutilated Certificate is
surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen
Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate
Registrar) connected therewith.  Any duplicate
Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed
Certificate shall be found at any time.

          Section 5.04.  Persons Deemed Owners.

          Prior to due presentation of a Certificate for registration of transfer, the Company, the Master
Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the
Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate
Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

          Section 5.05.  Appointment of Paying Agent.

          The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders and the Owner of the Excess Spread pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders and the Owner of the Excess Spread in the amounts and in the manner provided for in
Section 4.02, such sum to be held in trust for the benefit of the Certificateholders and the Owner of the Excess Spread.

          The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders and the Owner of the Excess Spread in trust for the benefit of the Certificateholders and such Owner entitled thereto until such sums shall be paid to such Certificateholders and such Owner. Any sums so held by such Paying Agent shall be held only in Eligible
Accounts to the extent such sums are not distributed to the Certificateholders and such Owner on the date of receipt by such Paying Agent.

          Section 5.06.  Optional Purchase of
                         Certificates.

     (a)  On any Distribution Date on which the Pool
Stated Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage
Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's
Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest.

     (b)  The Master Servicer or the Company, as
applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section
5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate
Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

          (i)  the Distribution Date upon which
     purchase of the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

          (ii) the purchase price therefor, if known, and

          (iii)     that the Record Date otherwise
     applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

     (c)  Upon presentation and surrender of the
Certificates to be purchased pursuant to Section
5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate
Interest with respect thereto.

     (d)  In the event that any Certificateholders do
not surrender their Certificates on or before the
Distribution Date on which a purchase pursuant to this
Section 5.06 is to be made, the Trustee shall on such
date cause all funds in the Certificate Account
deposited therein by the Master Servicer or the
Company, as applicable, pursuant to Section 5.06(b) to
be withdrawn therefrom and deposited in a separate
escrow account for the benefit of such
Certificateholders, and the Master Servicer or the
Company, as applicable, shall give a second written
notice to such Certificateholders to surrender their
Certificates for payment of the purchase price
therefor.  If within six months after the second notice
any Certificate shall not have been surrendered for
cancellation, the Trustee shall take appropriate steps
as directed by the Master Servicer or the Company, as
applicable, to contact the Holders of such Certificates
concerning surrender of their Certificates.  The costs
and expenses of maintaining the escrow account and of
contacting Certificateholders shall be paid out of the
assets which remain in the escrow account.  If within
nine months after the second notice any Certificates
shall not have been surrendered for cancellation in
accordance with this Section 5.06, the Trustee shall
pay to the Master Servicer or the Company, as
applicable, all amounts distributable to the Holders
thereof and the Master Servicer or the Company, as
applicable, shall thereafter hold such amounts until
distributed to such Holders.  No interest shall accrue
or be payable to any Certificateholder on any amount
held in the escrow account or by the Master Servicer or
the Company, as applicable, as a result of such
Certificateholder's failure to surrender its
Certificate(s) for payment in accordance with this
Section 5.06.  Any Certificate that is not surrendered
on the Distribution Date on which a purchase pursuant
to this Section 5.06 occurs as provided above will be
deemed to have been purchased and the Holder as of such
date will have no rights with respect thereto except to
receive the purchase price therefor minus any costs and
expenses associated with such escrow account and
notices allocated thereto.  Any Certificates so
purchased or deemed to have been purchased on such
Distribution Date shall remain outstanding hereunder.
The Master Servicer or the Company, as applicable,
shall be for all purposes the Holder thereof as of such
date.                 ARTICLE VI

          THE COMPANY AND THE MASTER SERVICER

          Section 6.01.  Respective Liabilities of the
                         Company
                    and the Master Servicer.

          The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

          Section 6.02.  Merger or Consolidation of the
                         Company or the Master
                         Servicer; Assignment of Rights
                         and Delegation of Duties by
                         Master Servicer.

     (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating
Agency's ratings, if any, of the Class A, Class M, Class B or Class R Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating
Agency).

     (c)  Notwithstanding anything else in this Section
6.02 and Section 6.04 to the contrary, the Master
Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation
(as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

          Section 6.03.  Limitation on Liability of the
                         Company,
                    the Master Servicer and Others.

          Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders or the Owner of the Excess Spread for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The
Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The
Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific
Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

          Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust
Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate
Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

          Section 6.04.  Company and Master
                         Servicer Not to Resign.

          Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.ARTICLE VII

                        DEFAULT

          Section 7.01.  Events of Default.

          Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i)  the Master Servicer shall fail to
     distribute or cause to be distributed to the Owner of the Excess Spread or to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master
     Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Owner of the Excess Spread or the Holders of Certificates of such Class evidencing Percentage
     Interests aggregating not less than 25%; or

          (ii) the Master Servicer shall fail to
     observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Owner of the Excess Spread or the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

          (iii)     a decree or order of a court or
     agency or supervisory authority having
     jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master
     Servicer or of, or relating to, all or
     substantially all of the property of the Master
     Servicer; or

          (v)  the Master Servicer shall admit in
     writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

          If an Event of Default described in clauses
(i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates or the Owner of the Excess Spread entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section
7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02;
and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

          Notwithstanding any termination of the
activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the
Company shall deliver to the Trustee a copy of the Program Guide.

          Section 7.02.  Trustee or Company to Act;
                         Appointment of Successor.

          On and after the time the Master Servicer receives a notice of termination pursuant to Section
7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with
Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master
Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The
Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master
Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

          Section 7.03.  Notification to
                         Certificateholders.

     (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders and the Owner of the Excess Spread at their respective addresses appearing in the Certificate Register.

     (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates and the Owner of the Excess
Spread notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

          Section 7.04.  Waiver of Events of Default.

          The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder, and the Owner of the Excess
Spread is affected thereby, may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting
Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.ARTICLE VIII

                CONCERNING THE TRUSTEE

          Section 8.01.  Duties of Trustee.

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders and the Owner of the Excess Spread of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

     The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The
Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC
Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

     (c)  No provision of this Agreement shall be
construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i)  Prior to the occurrence of an Event of
     Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii)     The Trustee shall not be personally
     liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of
     Certificateholders of any Class holding
     Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

          (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust
     Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust
     Office from the Master Servicer, the Company or any Certificateholder or the Owner of the Excess
     Spread; and

          (v)  Except to the extent provided in
     Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A)
"prohibited transaction" penalty taxes as defined in
Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section
860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

          Section 8.02.  Certain Matters Affecting the
                         Trustee.

     (a)  Except as otherwise provided in Section 8.01:

          (i)  The Trustee may rely and shall be
     protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii)     The Trustee shall be under no
     obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the Owner of the Excess Spread, pursuant to the provisions of this Agreement, unless such Certificateholders or such Owner shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

          (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v)  Prior to the occurrence of an Event of
     Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

          (vi) The Trustee may execute any of the
     trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

          (vii)     To the extent authorized under the
     Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master
     Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

     (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust
Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under
Section 860F(a) of the Code).

          Section 8.03.  Trustee Not Liable for
                         Certificates or Mortgage
                         Loans.

          The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate
Account by the Company or the Master Servicer.

          Section 8.04.  Trustee May Own Certificates.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

          Section 8.05.  Master
                         Servicer to Pay Trustee's Fees
                          and Expenses;
                         Indemnification.

     (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master
Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

     (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

          (i)  with respect to any such claim, the
     Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

          (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

          (iii)     notwithstanding anything in this
     Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

     Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders or the Owner of the Excess Spread pursuant to the terms of this Agreement.

          Section 8.06.  Eligibility Requirements for
                         Trustee.

          The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

          Section 8.07.  Resignation and Removal of the
                         Trustee.

     (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section
8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders or the Owner of the Excess Spread any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the
Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

     (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

          Section 8.08.  Successor Trustee.

     (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates or Excess Spread at their addresses as shown in the Certificate Register.
If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

          Section 8.09.  Merger or Consolidation of
                         Trustee.

          Any corporation or national banking
association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders and the Owner of the Excess Spread at their address as shown in the Certificate Register.

          Section 8.10.  Appointment of Co-Trustee
                         or Separate Trustee.

     (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more
Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates or Excess Spread of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

     (b)  In the case of any appointment of a co-
trustee or separate trustee pursuant to this Section
8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 8.11.  Appointment of Custodians.

          The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more
Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders and the Owner of the Excess Spread. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial
Agreement may be amended only as provided in Section
11.01. The Trustee shall notify the Certificateholders and the Owner of the Excess Spread of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

          Section 8.12.  Appointment of Office or
                         Agency.

          The Trustee will maintain an office or agency
in the City of New York where Certificates may be
surrendered for registration of transfer or exchange.
The Trustee initially designates its offices located at
14 Wall Street, 8th Floor, New York, NY 10005 for the
purpose of keeping the Certificate Register.  The
Trustee will maintain an office at the address stated
in Section 11.05(c) hereof where notices and demands to
or upon the Trustee in respect of this Agreement may be
served.               ARTICLE IX

                      TERMINATION

          Section 9.01.  Termination Upon Purchase by
                         the Master Servicer or the
                         Company or Liquidation of All
                         Mortgage Loans.

     (a)  Subject to Section 9.03, the respective
obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates and the Excess Spread
(other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the Owner of the Excess Spread and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

          (i)  the later of the final payment or other
     liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust
     Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

          (ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed
     Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of the Trust Fund as a REMIC.

     The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated
Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date
Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master
Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage
Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master
Servicer or the Company, as applicable, the Mortgage
Files pertaining to the Mortgage Loans being purchased.

     (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders and the Owner of the Excess Spread (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise).
Notice of any termination, specifying the anticipated
Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders and the Owner of the Excess Spread mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

          (i)  the anticipated Final Distribution Date
     upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

          (ii) the amount of any such final payment, if known, and

          (iii)     that the Record Date otherwise
     applicable to such Distribution Date is not applicable, and in the case of the Class A
     Certificates, Class M Certificates and Class R
     Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders and the Owner of the Excess Spread as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and the Owner of the Excess Spread. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final
Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

     (c)  In the case of the Class A Certificates,
Class M and the Class R Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master
Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal
Balance thereof, plus one month's Accrued Certificate
Interest and any previously unpaid Accrued Certificate
Interest, subject to the priority set forth in Section
4.02(a), and (B) with respect to the Class R
Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A) and the Excess Spread. The
Trustee shall also distribute the Excess Spread to the Owner.

     (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final
Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining
Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee
(in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master
Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting
Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its
Certificate(s) for final payment thereof in accordance with this Section 9.01.

          Section 9.02.  Additional Termination
                         Requirements.

     (a)  The Trust Fund shall be terminated in
accordance with the following additional requirements, unless the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding:

          (i)  The Master Servicer shall establish a
     90-day liquidation period for the Trust Fund, and specify the first day of such period in a statement attached to the Trust Fund's final Tax
     Return pursuant to Treasury Regulation Section
     1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund under Section 860F of the Code and regulations thereunder;

          (ii) The Master Servicer shall notify the
     Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

          (iii)     If the Master Servicer is
     exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final
     Distribution Date, the Master Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

     (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master
Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the Trust Fund at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.ARTICLE X

                   REMIC PROVISIONS

          Section 10.01. REMIC Administration.

          (a)  The REMIC Administrator shall make an
election to treat the Trust Fund as a REMIC under the Code and, if necessary, under applicable state law.
Such election will be made on Form 1066 or other appropriate federal tax or information return
(including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.
For the purposes of the REMIC election in respect of the Trust Fund, the Class A, Class M, Class B
Certificates and the Excess Spread shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole class of "residual interest" in the Trust Fund. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the Trust Fund other than the regular interests and the interests represented by the Class R
Certificates, respectively.

          (b)  The Closing Date is hereby designated
as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

          (c)  The REMIC Administrator shall hold a
Class R Certificate representing a 0.01% Percentage
Interest of all Class R Certificates and shall be designated as the tax matters person with respect to the Trust Fund in the manner provided under Treasury
Regulation Section 1.860F-4(d) and Temporary Treasury
Regulation Section 301.6231(a)(7)-1T.  The REMIC
Administrator, as tax matters person, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage
Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master
Servicer hereunder at its option it may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereto for so acting as the REMIC Administrator.

          (d)  The REMIC Administrator shall prepare
or cause to be prepared all of the Tax Returns that it determines are required with respect to the Trust Fund and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax
Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC
Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions.

          (e)  The REMIC Administrator shall provide
(i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment
Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund.

          (f)  The Master Servicer and the REMIC
Administrator shall take such actions and shall cause the Trust Fund to take such actions as are reasonably within the Master Servicer's or the REMIC
Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master
Servicer and the REMIC Administrator to do so).  The
Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund as a REMIC or
(ii) result in the imposition of a tax upon the Trust
Fund (including but not limited to the tax on prohibited transactions as defined in Section
860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code)
(either such event, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master
Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC
Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust
Fund, endanger such status or, unless the Master
Servicer or the REMIC Administrator, as applicable, determines in its their discretion to indemnify the Trust Fund against such tax, result in the imposition of such a tax. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC
Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC
Event to occur with respect to the Trust Fund, and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse
REMIC Event could occur.  The Master Servicer or the
REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the Trust Fund as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in
Section 860G(a)(5) of the Code.

          (g)  In the event that any tax is imposed on
"prohibited transactions" of the Trust Fund as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the Trust Fund as defined in
Section 860G(c) of the Code, on any contributions to the Trust Fund after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master
Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or otherwise (iii) against amounts on deposit in the Custodial Account as provided by Section
3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate
Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment
Interest Shortfall.

          (h)  The Trustee and the Master Servicer
shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

          (i)  Following the Startup Day, neither the
Master Servicer nor the Trustee shall accept any contributions of assets to the Trust Fund unless the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund to any tax under the REMIC
Provisions or other applicable provisions of federal, state and local law or ordinances.

          (j)  Neither the Master Servicer nor the
Trustee shall enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services nor permit either such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (k)  The Maturity Date of each Class of
Certificates representing a regular interest in the Trust Fund is February 26, 2026, which is the
Distribution Date one month following the latest scheduled maturity of any Mortgage Loan.

          (l)  Within 30 days after the Closing Date,
the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMICs) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

          (m)  Neither the Trustee nor the Master
Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, nor accept any contributions to the Trust Fund after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

          Section 10.02. Master Servicer and Trustee
                         Indemnification.

          (a)  The Trustee agrees to indemnify the
Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this
Article X.

          (b)  The REMIC Administrator agrees to
indemnify the Trust Fund, the Company and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC
Administrator that contain errors or omissions;
provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC
Administrator by the Master Servicer in which case
Section 10.02(c) will apply.

          (c)  The Master Servicer agrees to indemnify
the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company or the Trustee, as a result of a breach of the Master
Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC
Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

                      ARTICLE XI

               MISCELLANEOUS PROVISIONS

          Section 11.01. Amendment.

     (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master
Servicer and the Trustee, without the consent of any of the Certificateholders:

          (i)  to cure any ambiguity,

          (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

          (iii)     to modify, eliminate or add to any
     of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust
     Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

          (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that
     (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution
     Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

          (v)  to modify, eliminate or add to the
     provisions of Section 5.02(g) or any other provision hereof restricting transfer of the Class
     R Certificates by virtue of their being the "residual interests" in the Trust Fund, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause either the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

          (vi) to make any other provisions with
     respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

     (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby and the Owner of the Excess Spread, if affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class or of the Excess Spread; provided, however, that no such amendment shall:

          (i)  reduce in any manner the amount of, or
     delay the timing of, payments which are required to be distributed on any Certificate or the Excess
     Spread without the consent of the Holder of such Certificate or the Holder of the Excess Spread,

          (ii) adversely affect in any material
     respect the interest of the Holders of
     Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

          (iii)     reduce the aforesaid percentage of
     Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

     (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause the Trust Fund to qualify as a REMIC at any time that any Certificate is outstanding.

     (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and the Owner of the Excess Spread.
It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls.
Any such instrument or fund shall be held by the Trustee for the benefit of the Class B
Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust
Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust
Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury
Regulation Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master
Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A
Certificateholders, the Class R Certificateholders, the
Class M Certificateholders, the Master Servicer or the
Trustee, as applicable; provided that the Company obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section
860G(d)(1) of the Code and (b) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors
Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit M
(in which case Residential Funding's Subordinate
Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit N, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

          Section 11.02. Recordation of Agreement;
                         Counterparts.

     (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least
25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     (b)  For the purpose of facilitating the
recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 11.03. Limitation on Rights
                         of Certificateholders.

     (a)  The death or incapacity of any
Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust
Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

     (b) Neither the Owner of the Excess Spread, nor any Certificateholder shall have any right to vote
(except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders or Owner of the Excess Spread from time to time as partners or members of an association; nor shall any Certificateholder or Owner of the Excess Spread be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (c) Neither the Owner of the Excess Spread, nor any Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder and Owner of the Excess
Spread with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other
Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 11.04. Governing Law.

          This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 11.05. Notices.

          All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400
Normandale Lake Boulevard, Suite 700, Minneapolis,
Minnesota 55437, Attention: President, or such other address as may hereafter be furnished to the Master
Servicer and the Trustee in writing by the Company, (b) in the case of the Master Servicer, 10 Universal City
Plaza, Suite 2100, Universal City, California 91608,
Attention: Ms. Becker or such other address as may be hereafter furnished to the Company and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, Bankers Trust Company, Four Albany Street, New
York, New York, 10006, Attention: Residential Funding
Corporation Series 1996-S3 or such other address as may hereafter be furnished to the Company and the Master
Servicer in writing by the Trustee, (d) in the case of Fitch, One State Street Plaza, New York, New York
10004, or such other address as may hereafter be furnished to the Company, the Trustee and the Master
Servicer in writing by Fitch and (e) in the case of Standard & Poor's, 26 Broadway, 15th Floor, New York,
New York 10004 or such other address as may be hereafter furnished to the Company, Trustee, and Master
Servicer by Standard & Poor's. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate
Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

          Section 11.06. Notices to Rating Agency.

          The Company, the Master Servicer or the
Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses
(e) and (f) below:

          (a)  a material change or amendment to this
     Agreement,

          (b)  the occurrence of an Event of Default,

          (c)  the termination or appointment of a
     successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

          (d)  the filing of any claim under the
     Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by
     Section 3.12 or the cancellation or modification of coverage under any such instrument,

          (e)  the statement required to be delivered
     to the Holders of each Class of Certificates and the Owner of the Excess Spread pursuant to Section
     4.03,

          (f)  the statements required to be delivered
     pursuant to Sections 3.18 and 3.19,

          (g)  a change in the location of the
     Custodial Account or the Certificate Account,

          (h)  the occurrence of any monthly cash flow
     shortfall to the Holders of any Class of Certificates or the Owner of the Excess Spread resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

          (i)  the occurrence of the Final
     Distribution Date, and

          (j)  the repurchase of or substitution for
     any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master
Servicer.

          Section 11.07. Severability of Provisions.

          If any one or more of the covenants,
agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.
          IN WITNESS WHEREOF, the Company, the Master
Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                             RESIDENTIAL FUNDING
                             MORTGAGE SECURITIES I,
                             INC.


                             By:
                             Name:
                             Title:

Attest:
        Name:
        Title:


                             RESIDENTIAL FUNDING
                             CORPORATION


                             By:
                             Name:
                             Title:


Attest:
        Name:
        Title:


                             BANKERS TRUST COMPANY, as
                             Trustee


                             By:
                               Name:
                               Title:

Attest:
        Name:
        Title:
STATE OF MINNESOTA   )
                     ) ss.:
COUNTY OF HENNEPIN   )


         On the 30th day of January, 1996 before me, a notary public in and for said State, personally appeared
_____________, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                      Notary Public

[Notarial Seal]


STATE OF MINNESOTA   )
                     ) ss.:
COUNTY OF HENNEPIN   )

         On the 30th day of January, 1996 before me, a notary public in and for said State, personally appeared
_________________, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                      Notary Public

[Notarial Seal]
STATE OF             )
                    ) ss.:
COUNTY OF           )


         On the 30th day of January, 1996 before me, a notary public in and for said State, personally appeared
__________________________________, known to me to be a
Vice President of Bankers Trust Company, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                      Notary Public

[Notarial Seal]


                       EXHIBIT A

              FORM OF CLASS A CERTIFICATE




          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,
THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL
ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986.

          [THIS CERTIFICATE HAS NOT BEEN AND WILL NOT
BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY
NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED
PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED
IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION
UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS
TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 5.02 OF THE AGREEMENT.]

          [THE FOLLOWING INFORMATION IS PROVIDED SOLELY
FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME
TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS
CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS
JANUARY 30, 1996.  ASSUMING THAT THE MORTGAGE LOANS
PREPAY AT 265% OF THE STANDARD PREPAYMENT ASSUMPTION
(AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND
ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE
INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN
ISSUED WITH NO MORE THAN $_____ OF OID PER [$1,000]
[$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE],
THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID
ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE
THAN $_______ PER [$1,000] [$100,000] OF [INITIAL
CERTIFICATE PRINCIPAL BALANCE], COMPUTED USING THE
APPROXIMATE METHOD.  NO REPRESENTATION IS MADE THAT THE
MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE
STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR
AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No. ____       [___%][Variable] Pass-
                                  Through Rate

Class A-__ Senior

Date of Pooling and Servicing
Agreement and Cut-off Date:     [Percentage Interest:
January 1, 1996                               ___%]

                               Aggregate [Initial
                               Certificate Principal
                               Balance] of the Class
First Distribution Date:       of the Class A-
February 26, 1996                   __ Certificates:
                                $_____________]


Master Servicer:                [Initial] [Certificate
Principal Residential           Balance] of this
Funding Corporation             Certificate:
                                $_____________]

Assumed Final
Distribution Date:              CUSIP _______-_____
January 25, 2026


           MORTGAGE PASS-THROUGH CERTIFICATE
                    SERIES 1996-S3

    evidencing a percentage interest in the
    distributions allocable to the Class A-__
    Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE
    SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding
Mortgage Securities I, Inc., the Master Servicer, the
Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage
Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that
_____________________________ is the registered owner
of the Percentage Interest evidenced by this Certificate [(obtained by dividing the Initial
Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class A-___ Certificates, both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc.
(hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master
Servicer and Bankers Trust Company, as trustee (the
"Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution
(the "Record Date"), from the Available Distribution
Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-__
Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final
distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. [The
Initial Certificate Principal Balance of this
Certificate is set forth above.  The Certificate
Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage
Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master
Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain
exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master
Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as
registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust
Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The
Agreement permits, but does not require, the Master
Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining
Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof;
provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Reference is hereby made to the further
provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                          Bankers Trust Company,
                                as Trustee


                                By:
                                Authorized Signatory



             CERTIFICATE OF AUTHENTICATION

         This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.

                                Bankers Trust Company,
                                as Certificate
                                Registrar


                                By:
                                Authorized Signatory

                      ASSIGNMENT




         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through
Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate
Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                          Signature by or on behalf of
                          assignor




                                Signature Guaranteed

               DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of
                    account number                 ,
or, if mailed by check, to
                                   Applicable
statements should be mailed to

 .

         This information is provided by
              , the assignee named above, or
                      , as its agent.


                       EXHIBIT B

              FORM OF CLASS M CERTIFICATE


THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO
THE CLASS A CERTIFICATES AND CLASS R CERTIFICATES [AND
CLASS M-1 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT
(AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN
EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE
PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,
("ERISA"), OR SECTION 4975 OF THE CODE, OR TO ANY
PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO
ACQUIRE THIS CERTIFICATE, UNLESS THE TRANSFEREE
PROVIDES AN OPINION OF COUNSEL OR CERTIFICATION
PURSUANT TO SECTION 5.02(f) OF THE AGREEMENT
SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND
THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY,
ON BEHALF OF, OR WITH "PLAN ASSETS" OF SUCH PLAN IS
PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE
OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN
THE MEANING OF SECTION 406 OF ERISA OR SECTION 4975 OF
THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE
COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY
IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY
NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED
PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED
IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION
UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS
TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 5.02 OF THE AGREEMENT.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE
PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX
ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS
CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS
JANUARY 30, 1996.  BASED ON PROPOSED OID REGULATIONS
PUBLISHED IN THE FEDERAL REGISTER ON DECEMBER 22, 1992
AND ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 265% OF
THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE
PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN
ISSUED WITH NO MORE THAN $              OF OID PER
$1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE
YIELD TO MATURITY IS     % AND THE AMOUNT OF OID
ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE
THAN $           PER $1,000 OF INITIAL CERTIFICATE
PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE
METHOD.  NO REPRESENTATION IS MADE THAT THE MORTGAGE
LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD
PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

Certificate No. ___             _____% Pass-
                                Through Rate

Class M-    Subordinate         Aggregate Certificate
                                Principal Balance
                                of the Class M
                                Certificates:
Date of Pooling and Servicing   $______________
Agreement and Cut-off Date:
January 1, 1996                 Initial Certificate
                                Principal Balance of
                                this Certificate:
First Distribution Date:        $________________
February 26, 1996
                                      CUSIP: _____
Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
January 25, 2026



          MORTGAGE PASS-THROUGH CERTIFICATE,
                    SERIES 1996-S3

    evidencing a percentage interest in any
    distributions allocable to the Class M-__
    Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE
    SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding
Mortgage Securities I, Inc., the Master Servicer, the
Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage
Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that _________________________
is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans
(the "Mortgage Loans"), formed and sold by Residential
Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing
Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers
Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution
(the "Record Date"), from the Available Distribution
Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-__ Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final
distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial
Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized
Losses allocable hereto.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage
Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master
Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain
exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master
Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as
registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust
Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The
Agreement permits, but does not require, the Master
Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining
Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof;
provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                          Bankers Trust Company,
                                as Trustee


                                By:
                                Authorized Signatory




             CERTIFICATE OF AUTHENTICATION

         This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                                Bankers Trust Company,
                                as Certificate
                                Registrar

                                By:
                                Authorized Signatory

                      ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through
Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate
Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                          Signature by or on behalf of
                          assignor




                                Signature Guaranteed

               DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of
                    account number                 ,
or, if mailed by check, to
                                   Applicable
statements should be mailed to

 .

         This information is provided by
              , the assignee named above, or
                      , as its agent.


                       EXHIBIT C

              FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO
THE CLASS A CERTIFICATES, CLASS R CERTIFICATES AND
CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS
DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY
NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED
PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED
IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION
UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS
TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN
EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE
PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,
("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE
OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS USING
"PLAN ASSETS" OF ANY SUCH PLAN TO ACQUIRE THIS
CERTIFICATE, UNLESS THE TRANSFEREE PROVIDES AN OPINION
OF COUNSEL OR CERTIFICATION PURSUANT TO SECTION 5.02(f)
OF THE AGREEMENT SATISFACTORY TO THE MASTER SERVICER,
THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS
CERTIFICATE BY, ON BEHALF OF, OR WITH "PLAN ASSETS" OF
SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED
TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975
OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER,
THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR
LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE
AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE
CODE.  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR
THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX
ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS
CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS
JANUARY 30, 1996.  THE PER ANNUM RATE OF INTEREST ON
THIS CERTIFICATE IS _____%.  ASSUMING THAT THE MORTGAGE
LOANS PREPAY AT 265% OF THE STANDARD PREPAYMENT
ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT),
THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___
OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL
BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT
OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO
MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE
PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE
METHOD.  NO REPRESENTATION IS MADE THAT THE MORTGAGE
LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD
PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

Certificate No. __              _____ % Pass-
                                Through Rate

Class B-__ Subordinate          Aggregate Certificate
                                Principal Balance
                                of the Class B-__
                                Certificates as of
Date of Pooling and Servicing   the Cut-off Date:
Agreement and Cut-off Date:     $_________________
January 1, 1996
                                Initial Certificate
                                Principal Balance of
                                this Certificate:
First Distribution Date:        $_______________
February 26, 1996

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
January 25, 2026


          MORTGAGE PASS-THROUGH CERTIFICATE,
                    SERIES 1996-S3

    evidencing a percentage interest in any
    distributions allocable to the Class B-__
    Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE
    SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding
Mortgage Securities I, Inc., the Master Servicer, the
Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage
Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Residential Funding
Mortgage Securities I, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate
(obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate
Principal Balance of all Class B-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc.
(hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master
Servicer and Bankers Trust Company, as trustee (the
"Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business
Day, the Business Day immediately preceding such last
day) of the month next preceding the month of such distribution (the "Record Date"), from the Available
Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class
B Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final
distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial
Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized
Losses allocable hereto.

         No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.
In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee
Retirement Income Security Act of 1974, as amended
("ERISA") or Section 4975 of the Internal Revenue Code
(the "Code"), an investment manager, a named fiduciary or any other person using "plan assets" of any such plan to effect such acquisition (a "Plan Investor") or
(ii) if such transferee is a Plan Investor, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master
Servicer with respect to the permissibility of such transfer under ERISA and Section 4975 of the Code and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage
Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master
Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain
exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master
Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as
registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust
Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The
Agreement permits, but does not require, the Master
Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining
Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof;
provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                          Bankers Trust Company,
                                as Trustee

                                By:
                                Authorized Signatory




             CERTIFICATE OF AUTHENTICATION

         This is one of the Class B-__ Certificates referred to in the within-mentioned Agreement.

                                Bankers Trust Company,
                                as Certificate
                                Registrar


                                By:
                                Authorized Signatory

                      ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through
Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate
Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                          Signature by or on behalf of
                          assignor




                                Signature Guaranteed

               DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of
                    account number                 ,
or, if mailed by check, to
                                   Applicable
statements should be mailed to

 .

         This information is provided by
              , the assignee named above, or
                      , as its agent.

                       EXHIBIT D

              FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A
NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION
(AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN
EMPLOYEE BENEFIT PLAN SUBJECT TO THE PROHIBITED
TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR
SECTION 4975 OF THE CODE, OR TO ANY PERSON WHO IS USING
"PLAN ASSETS" OF ANY SUCH PLAN TO ACQUIRE THIS
CERTIFICATE, UNLESS THE TRANSFEREE PROVIDES AN OPINION
OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE
COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS
CERTIFICATE BY, ON BEHALF OF, OR WITH "PLAN ASSETS" OF
SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED
TRANSACTION 406 OF ERISA OR SECTION 4975 OF THE CODE
AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY
OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN
ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS
CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE
PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER
AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE
UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION
THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL
ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY
OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A
COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH
IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE
UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED
BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION
DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY
SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B)
OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED
ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED
ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO
IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH
TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS
RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED
TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION IN THE
CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER
DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED
ORGANIZATION OR AN AGENT OF A DISQUALIFIED
ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE
OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON
SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY
PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE
RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.  EACH
HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS
CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE
PROVISIONS OF THIS PARAGRAPH.

Certificate No. ___       _____% Pass-Through Rate

Class R Senior            Aggregate Initial
                          Certificate Principal Balance
                          of the Class R Certificates:
Date of Pooling and       $100.00
Servicing Agreement
and Cut-off Date:
January 1, 1996           Initial Certificate Principal
                          Balance of this Certificate:
First Distribution Date:  $_______________
February 26, 1996
                          Percentage Interest:
Master Servicer:                      _______%
Residential Funding Corporation
                                      CUSIP _____-
_____
Assumed Final Distribution Date:
January 25, 2026


          MORTGAGE PASS-THROUGH CERTIFICATE,
                    SERIES 1996-S3

    evidencing a percentage interest in any
    distributions allocable to the Class R
    Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE
    SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding
Mortgage Securities I, Inc., the Master Servicer, the
Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage
Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that _________________________
is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this
Certificate by the aggregate Initial Certificate
Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc.
(hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master
Servicer and Bankers Trust Company, as trustee (the
"Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution
(the "Record Date"), from the Available Distribution
Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

         Each Holder of this Certificate will be
deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership
Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

         Notwithstanding the above, the final
distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial
Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage
Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master
Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain
exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master
Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as
registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust
Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The
Agreement permits, but does not require, the Master
Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining
Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof;
provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Reference is hereby made to the further
provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                          Bankers Trust Company,
                                as Trustee

                                By:
                                Authorized Signatory




             CERTIFICATE OF AUTHENTICATION

         This is one of the Class R Certificates
referred to in the within-mentioned Agreement.

                                Bankers Trust Company,
                                as Certificate
                                Registrar


                                By:
                                Authorized Signatory

                      ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through
Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate
Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                          Signature by or on behalf of
                          assignor




                                Signature Guaranteed

               DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of
                    account number                 ,
or, if mailed by check, to
                                   Applicable
statements should be mailed to

 .

         This information is provided by
              , the assignee named above, or
                      , as its agent.

                       EXHIBIT E

                  CUSTODIAL AGREEMENT

         THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of January 1, 1996, by and among Bankers Trust
Company, as Trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
(together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK
MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").


            W I T N E S S E T H   T H A T :

         WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement dated as of January 1, 1996, relating to the issuance of Residential Funding
Mortgage Securities I, Inc., Mortgage Pass-Through
Certificates, Series 1996-S3 (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

         WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

         NOW, THEREFORE, in consideration of the
premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                       ARTICLE I

                      Definitions

         Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.


                      ARTICLE II

             Custody of Mortgage Documents

         Section 2.1.  Custodian to Act as Agent;
Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

         Section 2.2.  Recordation of Assignments.  If
any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

         Section 2.3.  Review of Mortgage Files.

         (a)  On or prior to the Closing Date, the
Custodian shall deliver to the Trustee an Initial
Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage
Loan listed on the Schedule attached hereto (the
"Mortgage Loan Schedule").

         (b)  Within 45 days of the initial issuance
of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling
Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to
Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section
2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim
Certification in the form attached hereto as Exhibit
Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan
Schedule, except for any exceptions listed on Schedule
A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection (c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

         (c)  Upon receipt of all documents required
to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

         Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

         Section 2.4.  Notification of Breaches of
Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's
Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage
Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master
Servicer and the Trustee.

         Section 2.5.  Custodian to Cooperate; Release
of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage
Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File.
The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master
Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

         From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance
Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance
Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master
Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing
Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.
In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

         Section 2.6.  Assumption Agreements.  In the
event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                      ARTICLE III

               Concerning the Custodian

         Section 3.1.  Custodian a Bailee and Agent of
the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage
File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage
Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

         Section 3.2.  Indemnification.  The Company
hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

         Section 3.3.  Custodian May Own Certificates.
The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

         Section  3.4.  Master Servicer to Pay
Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master
Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement
(including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

         Section 3.5.  Custodian May Resign; Trustee
May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor
Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning
Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

         The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor
Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

         Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor
Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

         Section 3.6.  Merger or Consolidation of
Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 3.7.  Representations of the
Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                      ARTICLE IV

               Miscellaneous Provisions

         Section 4.1.  Notices.  All notices,
requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

         Section 4.2.  Amendments.  No modification or
amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling
Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling
Agreement and furnish the Custodian with written copies thereof.

         Section 4.3.  Governing Law.  This Agreement
shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

         Section 4.4.  Recordation of Agreement.  To
the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

         For the purpose of facilitating the
recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 4.5.  Severability of Provisions.  If
any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

          IN WITNESS WHEREOF, this Agreement is
executed as of the date first above written.

Address:                        BANKERS TRUST COMPANY,
                                as Trustee
Four Albany Street
New York, New york 10006
Attention:  Residential Funding Corporation
              Series 1996-S3
                                By:
                                Name:

                                Title:  Vice President


Address:                        RESIDENTIAL FUNDING
                                MORTGAGE
                                SECURITIES I, INC.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437
                                By:
                                Name:
                                Title:  Vice President


Address:                        RESIDENTIAL FUNDING
                                CORPORATION, as Master
Servicer
8400 Normandale Lake Boulevard
Suite 700
Minneapolis, Minnesota 55437
                                By:
                                Name:
                                Title:  Director


Address:                        NORWEST BANK
                                MINNESOTA,
                                NATIONAL ASSOCIATION
401 Second Avenue South
Minneapolis, Minnesota  55479

                                By:
                                Name:
                                Title:

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

          On the 30th day of January, 1996, before me, a notary public in and for said State, personally appeared _______________________, known to me to be a
Vice President of Bankers Trust Company, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                             Notary
Public


[SEAL]

STATE OF MINNESOTA  )
                    ) ss.:
COUNTY OF HENNEPIN  )

          On the 30th day of January, 1996, before me, a notary public in and for said State, personally appeared ________________________, known to me to be a
Trust Officer of Norwest Bank Minnesota, National
Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                              Notary Public


[SEAL]

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK  )


          On the 30th day of January, 1996, before me, a notary public in and for said State, personally appeared ________________, known to me to be a Vice
President of Residential Funding Mortgage Securities I,
Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                      Notary Public

[Notarial Seal]


STATE OF NEW YORK        )
                         ) ss:
COUNTY OF NEW YORK  )

          On the 30th day of January, 1996, before me, a notary public in and for said State, personally appeared ________________, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        Notary Public

[Notarial Seal]

                      EXHIBIT ONE

                   FORM OF CUSTODIAN
                 INITIAL CERTIFICATION


                              _________________, 1996


Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Residential Funding Corporation Series
19936-S3

          Re:  Custodial Agreement dated as of January
               1, 1996, by and among Bankers Trust
               Company, Residential Funding Mortgage
               Securities I, Inc., Residential Funding
               Corporation and Norwest Bank Minnesota,
               National Association, Mortgage Pass-
               Through Certificates, Series 1996-S3

Ladies and Gentlemen:

          In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section
2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage
Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                   NORWEST BANK
                                   MINNESOTA, NATIONAL
                                   ASSOCIATION



                                   By:
                                   Name:
                                   Title:

                      EXHIBIT TWO

        FORM OF CUSTODIAN INTERIM CERTIFICATION



                         __________________, 1996



Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Residential Funding Corporation Series
1996-S3

          Re:  Custodial Agreement dated as of January
               1, 1996, by and among Bankers Trust
               Company, Residential Funding Mortgage
               Securities I, Inc., Residential Funding
               Corporation and Norwest Bank Minnesota,
               National Association, Mortgage Pass-
               Through Certificates, Series 1996-S3

Ladies and Gentlemen:

          In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to
Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan
Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                   NORWEST BANK
                                   MINNESOTA, NATIONAL
                                   ASSOCIATION



                                   By:
                                   Name:
                                   Title:

                     EXHIBIT THREE

         FORM OF CUSTODIAN FINAL CERTIFICATION



                              _______________, 1996




Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Residential Funding Corporation Series
1996-S3

          Re:  Custodial Agreement dated as of January
               1, 1996, by and among Bankers Trust
               Company, Residential Funding Mortgage
               Securities I, Inc., Residential Funding
               Corporation and Norwest Bank Minnesota,
               National Association, Mortgage Pass-
               Through Certificates, Series 1996-S3

Ladies and Gentlemen:

          In accordance with Section 2.3 of the
above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing (I) with respect to each such Mortgage Loan (other than a Cooperative Loan):

          (i)  The original Mortgage Note, endorsed
     without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

          (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

          (iii)     An original Assignment of the
     Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

          (iv) With respect to each Mortgage Loan other than a Cooperative Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

          (v)  The original of each modification,
     assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded;

and (II) with respect to each Cooperative Loan so assigned:

          (i)  The original Mortgage Note, endorsed
without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage
Note, an original lost note affidavit from the related
Seller or Residential Funding stating that the original
Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

          (ii)  A counterpart of the Cooperative Lease
and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

          (iii)  The related Cooperative Stock
Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

          (iv)  The original recognition agreement by
the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

          (v)  The Security Agreement;

          (vi)  Copies of the original UCC-1 financing
statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary
Lease;

          (vii)  Copies of the filed UCC-3 assignments
of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (viii)  An executed assignment of the
interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

          (ix)  The original of each modification,
assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

          (x)  An executed UCC-1 financing statement
showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                              NORWEST BANK MINNESOTA,
                              NATIONAL  ASSOCIATION


                              By:
                              Name:
                              Title:

                       EXHIBIT F

                MORTGAGE LOAN SCHEDULE

  RUN ON     : 01/22/96           RFC DISCLOSURE SYSTEM
RFFSD177-01
  AT         : 15.15.49          FIXED RATE LOAN LISTING
AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S3
CUTOFF : 01/01/96
  POOL       : 0004191
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL
LOAN FEATURE
  MORTGAGOR NAME                   ORIG TERM     PRINCIPAL BAL
# OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I
LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I
VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE
MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE
MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #

_________________________________________________________________
_____________


    1424219          935/728             F           69,500.00
    ZZ
    TELLEZ              JEFFREY  L       360         69,280.97
     1
    472 YORKTOWN ROAD                  8.375            528.25
    80
                                       8.125            528.25
  86,900.00
    GREENWOOD        IN   46142          1            07/12/95
    00
    0380144841                           05           09/01/95
     0
    9501022                              O            08/01/25
    0


    1432095          920/728             F          358,000.00
    ZZ
    COLEMAN             SANDRA   J       355        358,000.00
     1
    12082 REDHILL AVENUE               8.250          2,698.26
    78
                                       8.000          2,698.26
 460,000.00
    SANTA ANA        CA   92705          4            12/07/95
    00
    0380298373                           05           02/01/96
     0
    954650                               O            08/01/25
    0


    1434743          E22/728             F          300,000.00
    ZZ
    TOCZAUER            TIBOR            360        299,803.76
     1
    6100 WINNETKA AVENUE               8.125          2,227.49
    75
                                       7.875          2,227.49
 400,000.00
    LOS ANGELES      CA   91367          5            11/01/95
    00
    0410021349                           05           01/01/96
     0
    0410021349                           O            12/01/25
    0


    1436663          776/728             F          523,200.00
    ZZ
    MAZDISNIAN          FARIBORZ         360        521,633.13
     1
    154 ASHDALE PLACE                  8.625          4,069.40
    77
                                       8.375          4,069.40
 680,000.00
    LOS ANGELES      CA   90049          1            07/27/95
    00
    0380171224                           05           09/01/95
     0
1


    2122215                              O            08/01/25
    0


    1437217          731/728             F          142,500.00
    ZZ
    PRICE               PAMELA   K       360        141,997.53
     1
    5 LULLWATER ESTATE ROAD            9.500          1,198.22
    74
                                       9.250          1,198.22
 195,000.00
    ATLANTA          GA   30307          1            05/05/95
    00
    0380179482                           01           07/01/95
     0
    3140660442                           O            06/01/25
    0


    1437759          076/076             F        1,000,000.00
    ZZ
    CARTUN              ALLAN    J       360        998,122.27
     1
    585 ROUND HILL RD                  8.375          7,600.73
    59
                                       8.125          7,600.73
1,700,000.00
    GREENWICH        CT   06830          5            09/18/95
    00
    5118992                              05           11/01/95
     0
    5118992                              O            10/01/25
    0


    1438774          723/728             F          437,000.00
    ZZ
    FORD                GLEN     R       360        436,114.47
     1
    633 HARBOR COLONY COURT            8.000          3,206.55
    79
                                       7.750          3,206.55
 560,000.00
    REDWOOD CITY     CA   94065          2            08/29/95
    00
    0380253121                           09           11/01/95
     0
    8149                                 O            10/01/25
    0


    1439745          051/728             F          254,700.00
    ZZ
    MCCORMICK           PATRICK  J       360        254,060.12
     1
    1738 INDIAN LANE                   8.375          1,935.90
    90
                                       8.125          1,935.90
 283,000.00
    PRESCOTT         AZ   86303          1            08/22/95
    11
    0380188855                           05           10/01/95
    25
    30101627                             O            09/01/25
    0


    1440228          232/232             F          379,950.00
    ZZ
    CHA                 JAY              360        379,236.55
     1
    9908 ASPEN KNOLL COURT             8.375          2,887.90
    90
                                       8.125          2,887.90
 422,204.00
    LAS VEGAS        NV   89117          1            09/12/95
    10
    10863258                             03           11/01/95
    25
    10863258                             O            10/01/25
    0


1


    1441932          744/728             F          210,350.00
    ZZ
    MICHALAK            THOMAS   A       360        209,834.84
     1
    5340 MATTHEW TERRACE               8.500          1,617.41
    80
                                       8.250          1,617.41
 262,950.00
    FREMONT          CA   94555          1            08/23/95
    00
    0380203142                           03           10/01/95
     0
    74673                                O            09/01/25
    0


    1442921          356/728             F          322,000.00
    ZZ
    MANZANARES          RUDOLFO          360        321,598.30
     1
    822 HAWTHORNE PLACE S              8.375          2,447.44
    77
                                       8.125          2,447.44
 420,000.00
    SAN FRANCISCO    CA   94080          2            10/02/95
    00
    0380245952                           05           12/01/95
     0
    2317600                              O            11/01/25
    0


    1442957          180/728             F          592,000.00
    ZZ
    ROCHA               VALDEMAR         360        591,280.18
     1
    5469 SIERRA ROAD                   8.500          4,551.97
    32
                                       8.250          4,551.97
1,900,000.00
    SAN JOSE         CA   95132          2            10/19/95
    00
    0380282682                           05           12/01/95
     0
    3572278                              O            11/01/25
    0


    1443437          935/728             F           53,200.00
    ZZ
    HOLDREN             BETTY    J       360         53,116.53
     1
    171 JORDAN DRIVE                   8.500            409.07
    80
                                       8.250            409.07
  66,500.00
    FRANKLIN         IN   46131          2            10/06/95
    00
    0380219908                           05           12/01/95
     0
    95001038                             O            11/01/25
    0


    1443848          776/728             F          640,000.00
    ZZ
    DAVIS               CLARK    S       360        638,392.09
     1
    4 GOLDRING PLACE                   8.375          4,864.46
    80
                                       8.125          4,864.46
 800,000.00
    ROLLING HILLS E  CA   90274          2            08/25/95
    00
    0380228610                           05           10/01/95
     0
    2122725                              O            09/01/25
    0


    1444269          773/728             F          250,000.00
    ZZ
    SCHARF              ARON             360        169,771.99
     1
    86 HARRISON AVENUE                 8.625          1,944.48
    63
                                       8.375          1,944.48
 400,000.00
1


    HIGHLAND PARK    NJ   08904          5            01/06/92
    00
    0380235870                           05           03/01/92
     0
    6944190                              O            02/01/22
    0


    1445738          776/728             F          212,000.00
    ZZ
    SAYEGH              DIMITRI  N       360        211,611.97
     1
    450 SOUTH ARNAZ DRIVE              8.500          1,630.10
    80
                                       8.250          1,630.10
 265,000.00
    LOS ANGELES      CA   90048          1            09/08/95
    00
    0380308206                           05           11/01/95
     0
    2124085                              O            10/01/25
    0


    1446655          736/728             F          208,500.00
    ZZ
    GONZALEZ            RENE     H       360        208,118.39
     1
    16520 CALLE PULIDO                 8.500          1,603.18
    74
                                       8.250          1,603.18
 285,000.00
    SAN DIEGO        CA   92128          2            09/22/95
    00
    0380226721                           03           11/01/95
     0
    449051                               O            10/01/25
    0


    1446660          776/728             F          167,600.00
    ZZ
    JOHNSON             ELEANOR  M       360        167,293.24
     1
    11667 GORHAM AVENUE NO 102         8.500          1,288.70
    80
                                       8.250          1,288.70
 209,500.00
    LOS ANGELES      CA   90049          1            09/12/95
    00
    0380228933                           01           11/01/95
     0
    2122928                              O            10/01/25
    0


    1446695          028/728             F           47,000.00
    ZZ
    MARK                THOMAS   W       360         46,918.28
     1
    1116 WELLESLEY AVENUE              8.750            369.75
    40
                                       8.500            369.75
 120,000.00
    MODESTO          CA   95350          5            09/07/95
    00
    0380300088                           05           11/01/95
     0
    143861                               O            10/01/25
    0


    1446830          936/728             F          587,000.00
    ZZ
    NGUYEN              MINH     N       360        587,000.00
     1
    2541 VIA LA SELVA                  7.875          4,256.16
    78
                                       7.625          4,256.16
 755,000.00
    PALOS VERDES ES  CA   90274          2            12/06/95
    00
    0380304122                           05           02/01/96
     0
    1903327540                           O            01/01/26
    0
1




    1446930          664/728             F          184,000.00
    ZZ
    YASHARPOUR          SAMI             360        183,654.48
     1
    6520 SHOUP AVENUE                  8.375          1,398.54
    73
                                       8.125          1,398.54
 254,000.00
    WEST HILLS AREA  CA   91307          1            09/22/95
    00
    0380232935                           05           11/01/95
     0
    2061091                              O            10/01/25
    0


    1447033          B91/728             F          522,900.00
    ZZ
    PAPADOPOULOS        ARISTIDES        360        522,247.71
     1
    15307 VIA DE LAS OLAS              8.375          3,974.42
    70
                                       8.125          3,974.42
 750,000.00
    PACIFIC PALISAD  CA   90272          2            10/15/95
    00
    0380247750                           05           12/01/95
     0
    1951000403                           O            11/01/25
    0


    1447241          575/575             F          117,000.00
    T
    ESTEP               GEORGE   R       360        116,581.74
     1
    CE25 HEMLOCK DRIVE                 7.750            838.20
    90
                                       7.625            838.20
 130,000.00
    NINEVEH          IN   46164          1            07/12/95
    10
    1229129                              05           09/01/95
    25
    1229129                              O            08/01/25
    0


    1447329          559/728             F          300,000.00
    ZZ
    COOPER              JAMES    K       360        299,616.08
     1
    2 BELLEVUE AVENUE                  8.250          2,253.80
    53
                                       8.000          2,253.80
 575,000.00
    BELVEDERE        CA   94920          1            10/20/95
    00
    0380256215                           05           12/01/95
     0
    0399592                              O            11/01/25
    0


    1447335          764/728             F          247,500.00
    ZZ
    PARK                JAI      H       360        247,342.18
     1
    12105 FALCON CREST WAY             8.250          1,859.38
    75
                                       8.000          1,859.38
 330,000.00
    LOS ANGELES      CA   91326          1            11/14/95
    00
    0380275074                           03           01/01/96
     0
    889873                               O            12/01/25
    0


    1447369          232/232             F          128,000.00
    T
    GABRICK             NORMAN   M       360        127,717.17
     1
1


    940 WATERS AVENUE                  9.000          1,029.92
    80
    #102                               8.750          1,029.92
 160,000.00
    ASPEN            CO   81611          1            08/18/95
    00
    10834773                             01           10/01/95
     0
    10834773                             O            09/01/25
    0


    1447378          439/439             F          337,500.00
    ZZ
    SHEDAROWICH         DANIEL           360        337,050.16
     1
    31 ABETO                           8.050          2,488.23
    90
                                       7.925          2,488.23
 375,000.00
    IRVINE           CA   92720          1            09/27/95
    10
    1805177                              03           12/01/95
    25
    1805177                              O            11/01/25
    0


    1447405          776/728             F          213,750.00
    ZZ
    PERES               JOHN     R       360        213,397.11
     1
    885 WEST BALLINA COURT             9.000          1,719.88
    95
                                       8.750          1,719.88
 225,000.00
    THOUSAND OAKS    CA   91320          1            09/08/95
    14
    0380231929                           05           11/01/95
    30
    2124057                              O            10/01/25
    0


    1447546          B98/728             F          370,000.00
    ZZ
    LEONG               LESLIE   C       360        369,764.06
     1
    739 GLENBOROUGH DRIVE              8.250          2,779.69
    75
                                       8.000          2,779.69
 495,000.00
    MOUNTAIN VIEW    CA   94041          2            11/06/95
    00
    0380275173                           05           01/01/96
     0
    510036                               O            12/01/25
    0


    1447566          559/728             F          415,750.00
    ZZ
    SCHWARTZ            DAVID    M       360        415,257.30
     1
    21 MADERA AVENUE                   8.625          3,233.67
    80
                                       8.375          3,233.67
 519,710.00
    SAN CARLOS       CA   94070          4            10/29/95
    00
    0380270208                           05           12/01/95
     0
    0389908                              O            11/01/25
    0


    1447652          450/728             F          269,900.00
    ZZ
    NADEAU              KEVIN            360        269,380.12
     1
    23120 MODOC COURT                  8.250          2,027.67
    90
                                       8.000          2,027.67
 299,900.00
    GAVILIAN HILLS   CA   92570          1            09/19/95
    14
    0380232521                           05           11/01/95
    25
1


    3958709                              O            10/01/25
    0


    1447895          764/728             F          568,700.00
    ZZ
    YU                  MICHAEL  A       360        568,700.00
     1
    4 BRIGADIER                        8.375          4,322.53
    69
                                       8.125          4,322.53
 825,000.00
    IRVINE           CA   92715          2            12/13/95
    00
    0380298852                           03           02/01/96
     0
    889878                               O            01/01/26
    0


    1448234          232/232             F          199,100.00
    ZZ
    WESTRATE            HEATHER  L       360        198,735.58
     1
    6734 LAKEVIEW                      8.500          1,530.91
    76
                                       8.250          1,530.91
 264,500.00
    BOULDER          CO   80303          1            09/25/95
    00
    10834929                             05           11/01/95
     0
    10834929                             O            10/01/25
    0


    1448292          559/728             F          246,000.00
    ZZ
    SONENBERG           FREDRIC          360        245,843.13
     1
    117 FAIR OAKS STREET               8.250          1,848.12
    79
                                       8.000          1,848.12
 315,000.00
    SAN FRANCISCO    CA   94110          5            11/10/95
    00
    0380272188                           01           01/01/96
     0
    0402511                              O            12/01/25
    0


    1448301          B74/728             F          847,000.00
    ZZ
    GORDON              JONATHAN M       360        846,486.88
     1
    334 MESA ROAD AREA                 8.500          6,512.70
    75
                                       8.250          6,512.70
1,130,000.00
    SANTA MONICA     CA   90402          2            11/29/95
    00
    0380291915                           05           01/01/96
     0
    955683                               O            12/01/25
    0


    1448306          638/728             F          555,000.00
    ZZ
    TOMASI JR           ROBERT   E       360        554,325.18
     1
    15712 OAK KNOLL DRIVE              8.500          4,267.47
    59
                                       8.250          4,267.47
 955,000.00
    LOS GATOS        CA   95030          1            10/24/95
    00
    0380267303                           05           12/01/95
     0
    8520009                              O            11/01/25
    0


1


    1448315          757/757             F          364,000.00
    ZZ
    KELLETT             WILLIAM          360        363,509.89
     1
    999 GARRISON TR                    8.000          2,670.91
    80
                                       7.750          2,670.91
 455,000.00
    CANTON           GA   30114          1            10/03/95
    00
    2593382                              05           12/01/95
     0
    2593382                              O            11/01/25
    0


    1448467          776/728             F          332,000.00
    ZZ
    SPEES               JONATHAN J       360        331,407.73
     1
    1808 MARINE STREET                 8.625          2,582.26
    80
                                       8.375          2,582.26
 415,000.00
    SANTA MONICA     CA   90405          1            09/15/95
    00
    0380235730                           05           11/01/95
     0
    2124066                              O            10/01/25
    0


    1448600          105/728             F          258,400.00
    ZZ
    BOYCE               W        C       360        258,093.78
     1
    7 WATCHWATER COURT                 8.625          2,009.81
    80
                                       8.375          2,009.81
 323,000.00
    ROCKVILLE        MD   20850          1            10/13/95
    00
    0380245804                           03           12/01/95
     0
    0737015                              O            11/01/25
    0


    1449056          963/728             F          280,000.00
    ZZ
    JAMISON             DENNIS   M       360        280,000.00
     1
    13501 SW 69 COURT                  8.125          2,078.99
    80
                                       7.875          2,078.99
 350,000.00
    MIAMI            FL   33156          1            12/15/95
    00
    0380303439                           05           02/01/96
     0
    950305                               O            01/01/26
    0


    1449530          559/728             F          338,900.00
    ZZ
    FARAH               STEVEN   N       360        338,477.23
     1
    15212 SE NORTHSHORE DRIVE          8.375          2,575.89
    80
                                       8.125          2,575.89
 423,636.00
    VANCOUVER        WA   98684          1            10/06/95
    00
    0380248501                           05           12/01/95
     0
    0389205                              O            11/01/25
    0


    1449583          491/491             F          281,150.00
    ZZ
    SNOW                CEDRIC   W       360        280,478.83
     1
    3830 FIR CIRCLE                    8.625          2,186.76
    86
                                       8.375          2,186.76
 330,000.00
1


    SEAL BEACH       CA   90740          2            08/03/95
    14
    60050578                             05           10/01/95
    25
    60050578                             O            09/01/25
    0


    1449624          491/491             F          269,100.00
    ZZ
    JACOBY              HELEN    F       360        268,423.90
     1
    3069 CALLE MARIPOSA                8.375          2,045.36
    90
                                       8.125          2,045.36
 299,000.00
    SANTA BARBARA    CA   93105          1            08/18/95
    04
    60106387                             05           10/01/95
    25
    60106387                             O            09/01/25
    0


    1449625          491/491             F          240,290.00
    ZZ
    BARNET              SUSAN    E       360        239,730.90
     1
    3232 ETTRICK STREET                8.750          1,890.37
    90
                                       8.500          1,890.37
 267,000.00
    LOS ANGELES      CA   90027          1            08/14/95
    04
    60106913                             05           10/01/95
    25
    60106913                             O            09/01/25
    0


    1449644          491/491             F          292,500.00
    BB
    VAN WINKLE          DIANA            360        291,836.74
     1
    7082 BRET HARTE DRIVE              8.875          2,327.27
    90
                                       8.625          2,327.27
 325,000.00
    SAN JOSE         CA   95120          1            08/14/95
    14
    60155787                             05           10/01/95
    25
    60155787                             O            09/01/25
    0


    1449672          491/491             F          324,000.00
    ZZ
    BATISTA             JUAN     E       360        323,143.55
     1
    5520 LITTLEBOW ROAD                8.125          2,405.70
    90
                                       7.875          2,405.70
 360,000.00
    RANCHO PALOS VE  CA   90275          1            08/25/95
    04
    60238178                             05           10/01/95
    25
    60238178                             O            09/01/25
    0


    1449674          491/491             F          251,950.00
    ZZ
    LUND                DANA             360        251,300.69
     1
    747 SIERRA STREET                  8.250          1,892.82
    90
                                       8.000          1,892.82
 279,975.00
    EL SEGUNDO       CA   90245          1            08/16/95
    10
    60239760                             05           10/01/95
    25
    60239760                             O            09/01/25
    0
1




    1450020          334/728             F          277,500.00
    ZZ
    KONTOS              PAUL             360        276,923.30
     1
    112 BAYPOINT DRIVE                 7.875          2,012.07
    75
                                       7.625          2,012.07
 370,000.00
    SAN RAFAEL       CA   94901          1            09/08/95
    00
    0380243551                           03           11/01/95
     0
    969238                               O            10/01/25
    0


    1450363          936/728             F          330,250.00
    ZZ
    SING                BRIAN    S       360        329,793.94
     1
    4682 SANTORINI DRIVE               7.875          2,394.55
    90
                                       7.625          2,394.55
 367,369.00
    CYPRESS          CA   90630          1            10/26/95
    10
    0380268723                           05           12/01/95
    25
    1927631                              O            11/01/25
    0


    1450369          559/728             F          261,000.00
    ZZ
    LERNER              YAKOV    M       360        260,845.90
     1
    824 LURLINE DRIVE                  8.625          2,030.04
    80
                                       8.375          2,030.04
 329,000.00
    FOSTER CITY      CA   94404          2            11/01/95
    00
    0380271339                           05           01/01/96
     0
    0405704                              O            12/01/25
    0


    1450402          B38/728             F          223,250.00
    ZZ
    NACIONALES          VIRGILIO P       360        223,118.19
     1
    632 S ORANGE DRIVE                 8.625          1,736.42
    95
                                       8.375          1,736.42
 235,000.00
    LOS ANGELES      CA   90036          1            11/01/95
    11
    0380265653                           05           01/01/96
    30
    W01898                               O            12/01/25
    0


    1450403          776/728             F          350,000.00
    ZZ
    LIZARDO             FRANCO   S       360        349,563.38
     1
    2568 HALLMARK DRIVE                8.375          2,660.26
    72
                                       8.125          2,660.26
 490,000.00
    BELMONT          CA   94002          2            10/03/95
    00
    0380248832                           05           12/01/95
     0
    6224265                              O            11/01/25
    0


    1450432          776/728             F          287,100.00
    ZZ
    TAMBORELLI          JOHN     V       360        286,723.12
     1
1


    4900 HEAVEN AVENUE                 8.125          2,131.71
    90
                                       7.875          2,131.71
 319,588.00
    WOODLAND HILLS   CA   91364          1            10/13/95
    10
    0380245135                           05           12/01/95
    25
    2121925                              O            11/01/25
    0


    1450516          367/367             F          295,751.96
    ZZ
    SCHREIBER           HELMUT           338        295,047.14
     1
    2305 WILLIAMS AVENUE               8.000          2,205.06
    64
                                       7.750          2,205.06
 467,500.00
    VIENNA           VA   22182          2            10/20/95
    00
    75256290                             05           11/01/95
     0
    75256290                             O            12/01/23
    0


    1450520          369/728             F          225,700.00
    ZZ
    TAILLON             MICHAEL  R       360        225,418.44
     1
    73 S CONCORD FOREST DRIVE          8.375          1,715.49
    95
                                       8.125          1,715.49
 238,608.00
    THE WOODLANDS    TX   77381          1            10/10/95
    12
    0380254939                           03           12/01/95
    30
    49304058                             O            11/01/25
    0


    1450552          559/728             F          438,000.00
    ZZ
    HO                  LARRY    G       360        437,713.48
     1
    965 HAYMAN PLACE                   8.125          3,252.14
    68
                                       7.875          3,252.14
 650,000.00
    LOS ALTOS        CA   94024          2            11/02/95
    00
    0380270695                           05           01/01/96
     0
    0403568                              O            12/01/25
    0


    1450580          881/728             F          600,000.00
    ZZ
    LEW                 MICHAEL  W       360        599,607.52
     1
    1381 WEST HAVEN                    8.125          4,454.98
    80
                                       7.875          4,454.98
 750,000.00
    SAN MARINO       CA   91108          1            11/21/95
    00
    0380282773                           05           01/01/96
     0
    105160                               O            12/01/25
    0


    1450627          626/728             F          270,000.00
    ZZ
    CROSBY              ROSS     E       360        269,688.17
     1
    4045 PEARL ROAD                    8.750          2,124.10
    72
                                       8.500          2,124.10
 380,000.00
    POLLOCK PINES    CA   95726          5            10/10/95
    00
    0380247255                           03           12/01/95
     0
1


    826354                               O            11/01/25
    0


    1450697          573/728             F          238,925.00
    ZZ
    JASNOW              EDWARD           360        238,780.26
     1
    1718 MIDLOTHIAN DRIVE              8.500          1,837.13
    95
                                       8.250          1,837.13
 251,500.00
    PASADENA         CA   91104          1            11/06/95
    11
    0380284068                           05           01/01/96
    30
    705012                               O            12/01/25
    0


    1450702          765/728             F          242,600.00
    ZZ
    D'AMATO             JOSEPH           360        242,281.53
     1
    5138 PICASSO DRIVE                 8.125          1,801.30
    95
                                       7.875          1,801.30
 255,478.00
    CHINO HILLS      CA   91709          1            10/05/95
    11
    0380247248                           03           12/01/95
    30
    310420                               O            11/01/25
    0


    1450797          559/728             F          169,000.00
    ZZ
    KIM                 SANG     W       360        168,892.23
     1
    2175 26TH AVENUE                   8.250          1,269.65
    63
                                       8.000          1,269.65
 269,000.00
    SAN FRANCISCO    CA   94116          1            11/06/95
    00
    0380273038                           05           01/01/96
     0
    0408781                              O            12/01/25
    0


    1450807          559/728             F          165,000.00
    ZZ
    VILLAGOMEZ          MARIA            360        164,772.14
     1
    540 SIXTH AVENUE                   7.875          1,196.37
    75
                                       7.625          1,196.37
 220,000.00
    MENLO PARK       CA   94025          1            10/31/95
    00
    0380266966                           05           12/01/95
     0
    0405274                              O            11/01/25
    0


    1450817          E19/728             F          226,400.00
    ZZ
    GREY                JENNIFER         360        226,248.09
     1
    5336 VELOZ AVENUE                  8.000          1,661.24
    80
                                       7.750          1,661.24
 283,000.00
    TARZANA AREA     CA   91356          2            11/13/95
    00
    0380277336                           05           01/01/96
     0
    100002325                            O            12/01/25
    0


1


    1451540          375/728             F          371,000.00
    ZZ
    MARTINA             VICTOR   J       360        370,338.15
     1
    2132 SIERRA VENTURA DRIVE          8.625          2,885.60
    66
                                       8.375          2,885.60
 565,000.00
    LOS ALTOS        CA   94024          2            09/05/95
    00
    0380280082                           05           11/01/95
     0
    397486                               O            10/01/25
    0


    1451570          559/728             F          220,000.00
    ZZ
    HENDRIX             MARY     R       360        219,870.11
     1
    19735 OAKMONT DRIVE                8.625          1,711.14
    75
                                       8.375          1,711.14
 294,000.00
    LOS GATOS        CA   95030          2            11/03/95
    00
    0380271297                           05           01/01/96
     0
    0408450                              O            12/01/25
    0


    1451572          559/728             F          650,000.00
    ZZ
    ZATS                BORIS            360        649,574.82
     1
    196 AUSTIN AVENUE                  8.125          4,826.22
    68
                                       7.875          4,826.22
 970,000.00
    ATHERTON         CA   94027          1            11/06/95
    00
    0380271107                           05           01/01/96
     0
    0480617                              O            12/01/25
    0


    1451579          E22/728             F          162,000.00
    ZZ
    RANSOM              MARLON   D       360        161,808.03
     1
    5 REDROCK LANE                     8.625          1,260.02
    80
                                       8.375          1,260.02
 202,500.00
    POMONA           CA   91766          5            10/12/95
    00
    0410029979                           05           12/01/95
     0
    0410029979                           O            11/01/25
    0


    1451584          776/728             F          288,000.00
    ZZ
    WHITE               MICHAEL  C       360        287,825.52
     1
    4269 LITTLEWORTH WAY               8.500          2,214.48
    69
                                       8.250          2,214.48
 420,000.00
    SAN JOSE         CA   95135          5            11/03/95
    00
    0380279464                           05           01/01/96
     0
    6225379                              O            12/01/25
    0


    1451600          171/728             F          326,000.00
    ZZ
    O'BRIEN             CHARLES  W       360        326,000.00
     1
    773 ALTA VISTA WAY                 8.250          2,449.13
    75
                                       8.000          2,449.13
 435,000.00
1


    ARROYO GRANDE    CA   93420          5            12/01/95
    00
    0380309329                           05           02/01/96
     0
    32055581                             O            01/01/26
    0


    1451645          776/728             F          650,000.00
    ZZ
    POLERA              GEORGE   F       360        649,229.72
     1
    6760 TOMIYASU LANE                 8.625          5,055.64
    55
                                       8.375          5,055.64
1,200,000.00
    LAS VEGAS        NV   89120          5            10/19/95
    00
    0380247776                           05           12/01/95
     0
    6325516                              O            11/01/25
    0


    1451647          776/728             F          335,000.00
    ZZ
    BROWN               JAMES    W       360        334,592.66
     1
    5851 LANCEFIELD DRIVE              8.500          2,575.87
    80
                                       8.250          2,575.87
 419,000.00
    HUNTINGTON BEAC  CA   92649          2            10/18/95
    00
    0380248634                           05           12/01/95
     0
    6123318                              O            11/01/25
    0


    1451700          405/405             F          270,000.00
    ZZ
    BANSRAJ             SURESH   C       360        267,604.22
     1
    1730 RISDON RD                     7.875          1,957.69
    90
                                       7.625          1,957.69
 300,000.00
    CONCORD          CA   94518          1            09/26/95
    10
    3764610                              05           11/01/95
    25
    3764610                              O            10/01/25
    0


    1451708          405/405             F          307,500.00
    ZZ
    JONES               ARNETT   L       360        306,876.87
     1
    11441 SEINE COURT                  8.000          2,256.33
    87
                                       7.750          2,256.33
 357,500.00
    DUBLIN           CA   94568          1            09/22/95
    21
    3764677                              03           11/01/95
    25
    3764677                              O            10/01/25
    0


    1451780          A26/728             F          450,000.00
    ZZ
    FISHMAN             MENACHEM N       360        450,000.00
     3
    1632 40TH STREET                   7.750          3,223.86
    75
                                       7.500          3,223.86
 600,000.00
    BROOKLYN         NY   11218          1            12/12/95
    00
    0380294307                           05           02/01/96
     0
    5994                                 O            01/01/26
    0
1




    1451807          180/728             F          243,000.00
    ZZ
    FARLEY              THOMAS   G       360        242,852.79
     1
    282 NORTH QUAIL LANE               8.500          1,868.46
    90
                                       8.250          1,868.46
 270,000.00
    ORANGE           CA   92669          1            11/14/95
    12
    0380301631                           05           01/01/96
    25
    3593142                              O            12/01/25
    0


    1451871          736/728             F          258,300.00
    ZZ
    MARTINO             AL               360        257,985.94
     1
    24571 JEREMIAH DRIVE               8.500          1,986.10
    90
                                       8.250          1,986.10
 287,000.00
    DANA POINT       CA   92629          1            10/17/95
    21
    0380254285                           05           12/01/95
    25
    451240                               O            11/01/25
    0


    1451883          776/728             F          300,000.00
    ZZ
    HARRIS              RONALD   W       360        299,596.08
     1
    1381 BLAISDELL LANE                8.000          2,201.29
    80
                                       7.750          2,201.29
 375,000.00
    LOMPOC           CA   93436          2            10/11/95
    00
    0380257320                           05           12/01/95
     0
    2124118                              O            11/01/25
    0


    1451886          776/728             F          141,600.00
    ZZ
    COMPTON             DAVID            360        141,409.35
     1
    342 RIDGEWAY PLACE                 8.000          1,039.01
    80
                                       7.750          1,039.01
 177,000.00
    VENTURA          CA   93004          1            10/20/95
    00
    0380273848                           05           12/01/95
     0
    2124655                              O            11/01/25
    0


    1451904          560/560             F          213,994.07
    ZZ
    WALKER              JERRY            322        213,305.79
     1
    1380 UPLAND HILLS DRIVE SOUTH      8.625          1,708.31
    87
                                       8.375          1,708.31
 247,000.00
    UPLAND           CA   91786          1            07/13/95
    04
    220332043                            01           10/01/95
    17
    220332043                            O            07/01/22
    0


    1452033          744/728             F          592,500.00
    ZZ
    RAND-LEWIS          SUZANNE  E       360        591,681.81
     1
1


    1007 HANLEY AVENUE                 7.875          4,296.04
    75
                                       7.625          4,296.04
 790,000.00
    LOS ANGELES      CA   90049          2            10/20/95
    00
    0380281031                           05           12/01/95
     0
    74787                                O            11/01/25
    0


    1452094          670/728             F          710,000.00
    ZZ
    HARRISON            RICK             360        708,506.61
     1
    11596 KELSEY STREET                8.375          5,396.52
    74
                                       8.125          5,396.52
 960,000.00
    STUDIO CITY      CA   91604          1            10/02/95
    00
    0380293374                           05           12/01/95
     0
    2267918                              O            11/01/25
    0


    1452163          670/728             F          715,000.00
    ZZ
    GILLESPIE           THOMAS   A       360        714,061.41
     1
    15578 RAPTOR ROAD                  8.125          5,308.86
    65
                                       7.875          5,308.86
1,101,000.00
    POWAY            CA   92064          2            10/06/95
    00
    0380290081                           05           12/01/95
     0
    30359597                             O            11/01/25
    0


    1452211          450/728             F          371,900.00
    ZZ
    VENUGOPAL           CHANDRASE        360        370,338.95
     1
    3683 PARKWOOD CIRCLE               7.875          2,696.53
    88
                                       7.625          2,696.53
 425,000.00
    PITTSFIELD TWP   MI   48108          4            06/20/95
    10
    0380252586                           05           08/01/95
    20
    149313                               O            07/01/25
    0


    1452225          670/728             F          800,000.00
    ZZ
    PRATT               DEBORAH          360        798,186.03
     1
    1107 CLOVER LANE                   8.875          6,365.16
    67
                                       8.625          6,365.16
1,200,000.00
    SANTA BARBARA    CA   93108          2            08/29/95
    00
    0380289760                           05           10/01/95
     0
    302871110                            O            09/01/25
    0


    1452252          450/728             F          620,000.00
    ZZ
    DUVALL              THOMAS           360        618,823.78
     1
    70 STADLER DRIVE                   8.375          4,712.45
    68
                                       8.125          4,712.45
 925,000.00
    WOODSIDE         CA   94062          2            10/05/95
    00
    0380280538                           05           12/01/95
     0
1


    3943206                              O            11/01/25
    0


    1452261          638/728             F          335,750.00
    ZZ
    LADYZHENSKY         IGOR             360        335,320.33
     1
    705 NORTH DOHENY DRIVE             8.250          2,522.38
    85
                                       8.000          2,522.38
 395,000.00
    BEVERLY HILLS    CA   90210          1            10/19/95
    04
    0380263575                           05           12/01/95
    12
    8514330                              O            11/01/25
    0


    1452265          998/998             F          350,000.00
    ZZ
    BURTON              MICHAEL  W       360        349,333.33
     1
    30332 GOLF CLUB DRIVE              8.000          2,568.18
    50
                                       7.750          2,568.18
 700,000.00
    SN JUN CPSTRN    CA   92675          2            11/09/95
    00
    89994982                             03           01/01/96
     0
    89994982                             O            12/01/25
    0


    1452267          470/728             F          275,000.00
    ZZ
    PEREZ               MARK     C       360        275,000.00
     1
    1060 LENEVE PLACE                  7.875          1,993.95
    80
                                       7.625          1,993.95
 345,000.00
    EL CERRITO       CA   94530          2            12/04/95
    00
    0380301680                           05           02/01/96
     0
    25071478                             O            01/01/26
    0


    1452310          450/728             F          225,000.00
    ZZ
    PISARENKO           MIKHAIL          360        224,697.05
     1
    12616 LITHUANIA DRIVE              8.000          1,650.97
    74
                                       7.750          1,650.97
 305,000.00
    LOS ANGELES      CA   91344          2            10/11/95
    00
    0380254392                           05           12/01/95
     0
    3959731                              O            11/01/25
    0


    1452332          626/728             F          294,550.00
    ZZ
    ZINNEL              STEVEN   K       360        294,173.05
     1
    11966 OLD EUREKA WAY               8.250          2,212.86
    80
                                       8.000          2,212.86
 368,240.00
    GOLD RIVER       CA   95670          1            10/20/95
    00
    0380262254                           03           12/01/95
     0
    834440                               O            11/01/25
    0


1


    1452362          559/728             F          260,100.00
    ZZ
    SINGH               BALWINDER        360        259,767.14
     1
    33234 FALCON DRIVE                 8.250          1,954.05
    90
                                       8.000          1,954.05
 289,000.00
    FREMONT          CA   94555          1            10/20/95
    10
    0380250812                           05           12/01/95
    30
    0398446                              O            11/01/25
    0


    1452380          069/728             F          235,000.00
    ZZ
    KAHN                MICHAEL          360        234,699.26
     1
    7747 JASON AVENUE                  8.250          1,765.48
    73
                                       8.000          1,765.48
 325,000.00
    WEST HILLS AREA  CA   91304          5            10/20/95
    00
    0380254830                           05           12/01/95
     0
    2362062446                           O            11/01/25
    0


    1452399          439/439             F          266,200.00
    ZZ
    CARRIEDO            CARLOS   R       360        265,859.33
     1
    10306 CIRCA VALLE VERDE            8.250          1,999.88
    75
                                       8.125          1,999.88
 355,000.00
    EL CAJON         CA   92021          5            10/11/95
    00
    1811316                              05           12/01/95
     0
    1811316                              O            11/01/25
    0


    1452524          637/728             F          260,000.00
    ZZ
    FLYGARE             DAVID    N       360        260,000.00
     1
    1800 NORTH RIDGE ROAD              8.250          1,953.30
    57
                                       8.000          1,953.30
 463,000.00
    WANSHIP          UT   84017          4            12/20/95
    00
    0380305236                           05           02/01/96
     0
    4616538                              O            01/01/26
    0


    1452629          596/728             F          250,000.00
    ZZ
    HECHT               RICHARD  W       360        249,654.79
     1
    3231 PEARL STREET                  7.875          1,812.67
    50
                                       7.625          1,812.67
 500,000.00
    SANTA MONICA     CA   90405          5            10/04/95
    00
    0380253345                           05           12/01/95
     0
    49164130                             O            11/01/25
    0


    1452692          313/728             F           60,000.00
    ZZ
    NARRIDO             LISA     C       360         59,922.43
     1
    2530 YARROW LANE                   8.375            456.05
    42
                                       8.125            456.05
 145,000.00
1


    ROLLING MEADOWS  IL   60008          1            10/25/95
    00
    0380308156                           09           12/01/95
     0
    5759485                              O            11/01/25
    0


    1452830          E19/728             F          460,000.00
    ZZ
    PLUNKETT            DENNIS   A       360        459,706.67
     1
    5601 WHITECLIFF DRIVE              8.250          3,455.83
    80
                                       8.000          3,455.83
 575,000.00
    RNCH PALOS VERD  CA   90275          2            11/16/95
    00
    0380282708                           05           01/01/96
     0
    100002865                            O            12/01/25
    0


    1452831          E19/728             F          287,750.00
    ZZ
    UMINA               FRANK    L       360        287,546.91
     1
    1660 GREENWICH ROAD                7.750          2,061.48
    95
                                       7.500          2,061.48
 302,900.00
    SAN DIMAS        CA   91773          1            11/20/95
    11
    0380282294                           03           01/01/96
    30
    100002606                            O            12/01/25
    0


    1452840          356/728             F          220,000.00
    ZZ
    PARK                ROBERT   E       360        219,859.71
     1
    5117 SEVERANCE DRIVE               8.250          1,652.79
    87
                                       8.000          1,652.79
 255,000.00
    SAN JOSE         CA   95136          2            11/15/95
    11
    0380284175                           05           01/01/96
    25
    2327740                              O            12/01/25
    0


    1452847          637/728             F          334,000.00
    ZZ
    ABBATE              VICTOR           360        334,000.00
     1
    23 TWIN LAKES DRIVE                8.500          2,568.18
    69
                                       8.250          2,568.18
 484,000.00
    COLTS NECK       NJ   07722          1            12/28/95
    00
    0380311911                           05           02/01/96
     0
    4037743                              O            01/01/26
    0


    1452978          698/728             F          416,000.00
    ZZ
    MCDANIEL            TIMOTHY          360        415,467.64
     1
    225 WEST CHANNEL ROAD              8.250          3,125.27
    75
                                       8.000          3,125.27
 555,000.00
    SANTA MONICA AR  CA   90402          2            10/12/95
    00
    0380253972                           05           12/01/95
     0
    10751663                             O            11/01/25
    0
1




    1452980          405/405             F          505,000.00
    ZZ
    BEHARA              PERSAI           360        503,665.10
     1
    506 N ALPINE DRIVE                 8.125          3,749.62
    58
                                       7.875          3,749.62
 880,000.00
    BEVERLY HILLS    CA   90210          1            08/24/95
    00
    3737111                              05           10/01/95
     0
    3737111                              O            09/01/25
    0


    1452997          744/728             F          500,000.00
    ZZ
    FENNELL             VINCENT  R       360        499,326.79
     1
    137 SADDLE BOW ROAD                8.000          3,668.82
    76
                                       7.750          3,668.82
 658,000.00
    BELL CANYON      CA   91307          2            10/19/95
    00
    0380253907                           05           12/01/95
     0
    74649                                O            11/01/25
    0


    1453664          439/439             F          280,000.00
    ZZ
    LAYHEW              MARK     E       360        279,637.99
     1
    11933 MAPLECREST ST                8.200          2,093.72
    71
                                       8.075          2,093.72
 395,000.00
    MOORPARK         CA   93021          5            10/18/95
    00
    1812168                              05           12/01/95
     0
    1812168                              O            11/01/25
    0


    1453665          439/439             F          450,000.00
    ZZ
    MAR                 WARREN           360        449,387.94
     1
    2120 COWPER ST                     7.950          3,286.27
    71
                                       7.825          3,286.27
 635,000.00
    PALO ALTO        CA   94301          1            10/16/95
    00
    1815449                              05           12/01/95
     0
    1815449                              O            11/01/25
    0


    1453671          439/439             F          432,000.00
    ZZ
    PHAN                MY       D       360        431,441.50
     1
    1658 BEN ROE AVE                   8.200          3,230.30
    79
                                       8.075          3,230.30
 550,000.00
    LOS ALTOS        CA   94024          2            10/19/95
    00
    1817974                              05           12/01/95
     0
    1817974                              O            11/01/25
    0


    1453672          076/076             F          456,300.00
    ZZ
    LEWIS               DAVID    M       360        455,443.19
     1
1


    24929 NORMANS WAY                  8.375          3,468.21
    80
                                       8.125          3,468.21
 570,430.00
    CALABASAS        CA   91302          1            09/20/95
    00
    5140702                              03           11/01/95
     0
    5140702                              O            10/01/25
    0


    1453800          893/728             F          130,000.00
    ZZ
    ALLEN               SHEILA   D       360        130,000.00
     1
    119 FRANCES WAY                    8.250            976.65
    80
                                       8.000            976.65
 162,500.00
    PISMO BEACH      CA   93449          2            12/21/95
    00
    0380308073                           03           02/01/96
     0
    1453800                              O            01/01/26
    0


    1453812          E19/728             F          495,000.00
    ZZ
    COTTINGHAM          JOHN             360        494,684.36
     1
    19350 BAINTER AVENUE               8.250          3,718.77
    80
                                       8.000          3,718.77
 620,000.00
    LOS GATOS        CA   95030          2            11/08/95
    00
    0380304692                           05           01/01/96
     0
    100002883                            O            12/01/25
    0


    1453899          686/686             F          340,000.00
    ZZ
    MCDANIEL            JAMES    R       360        339,607.33
     1
    6006 GRANDVIEW AVENUE              8.750          2,674.79
    65
                                       8.500          2,674.79
 524,000.00
    YORBA LINDA      CA   92686          5            10/12/95
    00
    30817166804                          05           12/01/95
     0
    30817166804                          O            11/01/25
    0


    1453927          686/686             F          331,000.00
    ZZ
    DUARTE              PAMELA           360        330,580.71
     1
    1758 NORTH FAIRFAX AVENUE          8.300          2,498.34
    69
                                       8.050          2,498.34
 480,000.00
    LOS ANGELES      CA   90046          5            10/23/95
    00
    30817170830                          05           12/01/95
     0
    30817170830                          O            11/01/25
    0


    1453953          686/686             F          373,750.00
    ZZ
    RONAY               ROBIN    L       360        373,251.83
     1
    21002 KENWYN COURT                 8.050          2,755.49
    65
                                       7.800          2,755.49
 575,000.00
    TOPANGA          CA   90290          5            10/23/95
    00
    30817172166                          05           12/01/95
     0
1


    30817172166                          O            11/01/25
    0


    1454035          559/728             F          310,000.00
    ZZ
    BAKER               WILLIAM  B       360        309,781.20
     1
    511 KORTUM CANYON ROAD             7.750          2,220.88
    48
                                       7.500          2,220.88
 650,000.00
    CALISTOGA        CA   94515          1            11/14/95
    00
    0380297425                           05           01/01/96
     0
    0412619                              O            12/01/25
    0


    1454053          893/728             F          283,000.00
    ZZ
    JAHNS               THOMAS   J       360        283,000.00
     1
    12850 CABRILLO HIGHWAY             8.500          2,176.03
    40
                                       8.250          2,176.03
 725,000.00
    PESCADERO        CA   94060          2            12/11/95
    00
    0380301722                           05           02/01/96
     0
    145053                               O            01/01/26
    0


    1454062          731/728             F          830,000.00
    ZZ
    WONG                CURTIS   F       360        830,000.00
     1
    5633 NORTH NEWCASTLE LANE          8.500          6,381.98
    68
                                       8.250          6,381.98
1,225,000.00
    CALABASAS AREA   CA   91302          2            12/14/95
    00
    0380307786                           03           02/01/96
     0
    1000911                              O            01/01/26
    0


    1454291          637/728             F          307,500.00
    ZZ
    BELLOVIN            MARSHALL B       360        307,500.00
     1
    40 MAPLE WOOD STREET               7.875          2,229.59
    75
                                       7.625          2,229.59
 410,000.00
    LARCHMONT        NY   10538          5            12/19/95
    00
    0380305194                           05           02/01/96
     0
    4737935                              O            01/01/26
    0


    1454298          705/728             F          166,000.00
    ZZ
    MAROHN              JAMES            360        166,000.00
     1
    2024 WELLINGTON COURT              8.125          1,232.55
    73
                                       7.875          1,232.55
 230,000.00
    WESTBURY         NY   11590          2            12/08/95
    00
    0380300690                           05           02/01/96
     0
    95213163                             O            01/01/26
    0


1


    1454306          638/728             F          486,500.00
    T
    ROOP                PAUL     S       360        485,908.47
     1
    3095 WEST MALLARD ROAD             8.500          3,740.76
    70
                                       8.250          3,740.76
 695,000.00
    JACKSON          WY   83001          1            10/20/95
    00
    0380276148                           05           12/01/95
     0
    UNKNOWN                              O            11/01/25
    0


    1454335          559/728             F          428,000.00
    ZZ
    SPINRAD             MICHAEL  I       360        427,705.45
     1
    15 OAK AVENUE                      7.875          3,103.30
    70
                                       7.625          3,103.30
 615,000.00
    KENTFIELD        CA   94904          2            11/13/95
    00
    0380273152                           05           01/01/96
     0
    0414433                              O            12/01/25
    0


    1454351          526/728             F          263,500.00
    ZZ
    VENKATARANGAN       ASHWINI  K       360        263,136.13
     1
    4131 SALACIA DRIVE                 7.875          1,910.56
    88
                                       7.625          1,910.56
 302,000.00
    IRVINE           CA   92720          2            10/05/95
    04
    0380253501                           05           12/01/95
    25
    0069099                              O            11/01/25
    0


    1454366          B23/728             F          283,500.00
    ZZ
    HO                  JOHN     T       360        283,336.89
     1
    13291 PRESIDIO PLACE               8.750          2,230.30
    78
                                       8.500          2,230.30
 365,000.00
    TUSTIN           CA   92680          2            11/06/95
    00
    0380249723                           05           01/01/96
     0
    88000816                             O            12/01/25
    0


    1454374          744/728             F          148,000.00
    ZZ
    FOGEL               DOUGLAS          360        147,810.61
     1
    5923 SOUTHBROOK COURT              8.250          1,111.87
    76
                                       8.000          1,111.87
 197,000.00
    SAN JOSE         CA   95138          2            10/26/95
    00
    0380262130                           05           12/01/95
     0
    75344                                O            11/01/25
    0


    1454485          334/728             F          350,000.00
    ZZ
    SCHLEGEL            WILLIAM  L       360        349,342.78
     1
    1217 CALLE ARROYO                  8.375          2,660.26
    71
                                       8.125          2,660.26
 493,000.00
1


    THOUSAND OAKS    CA   91360          1            09/25/95
    00
    0380259102                           05           11/01/95
     0
    41016048                             O            10/01/25
    0


    1454661          B74/728             F          390,000.00
    ZZ
    LEOGRANDIS          STEPHEN  C       360        389,757.60
     1
    14851 SUNSET BLVD                  8.375          2,964.28
    75
                                       8.125          2,964.28
 525,000.00
    PACIFIC PALISAD  CA   90272          2            11/16/95
    00
    0380274127                           05           01/01/96
     0
    955422                               O            12/01/25
    0


    1454674          356/728             F          350,000.00
    ZZ
    LAVINGIA            NICK     J       360        349,776.81
     1
    592 BUTTONWOOD DRIVE               8.250          2,629.44
    78
                                       8.000          2,629.44
 450,000.00
    DANVILLE         CA   94506          2            11/20/95
    00
    0380295007                           05           01/01/96
     0
    2327245                              O            12/01/25
    0


    1454676          893/728             F          311,600.00
    ZZ
    HORNE               JOHN     G       360        311,600.00
     1
    322 MARTIN DRIVE                   8.625          2,423.59
    80
                                       8.375          2,423.59
 389,500.00
    APTOS            CA   95003          1            12/01/95
    00
    0380302381                           05           02/01/96
     0
    12919521                             O            01/01/26
    0


    1454678          E19/728             F          400,000.00
    ZZ
    BAYER               KENNETH  G       360        400,000.00
     1
    125 VISTA REAL COURT               8.250          3,005.07
    77
                                       8.000          3,005.07
 525,000.00
    LOS GATOS        CA   95032          2            12/06/95
    00
    0380299793                           05           02/01/96
     0
    100002687                            O            01/01/26
    0


    1454679          637/728             F          464,000.00
    ZZ
    LEBOVITZ            MICHAEL  S       360        464,000.00
     1
    27 OCEANAIRE DRIVE                 7.750          3,324.16
    80
                                       7.500          3,324.16
 580,000.00
    RANCHO PALOS VE  CA   90275          1            12/14/95
    00
    0380305525                           05           02/01/96
     0
    4139242                              O            01/01/26
    0
1




    1454856          E22/728             F          280,000.00
    ZZ
    COVELLO             ELLEN    M       360        280,000.00
     1
    3841 BALLANTREE LANE               8.000          2,054.54
    80
                                       7.750          2,054.54
 350,000.00
    AROMAS           CA   95004          5            12/19/95
    00
    0410029045                           03           02/01/96
     0
    0410029045                           O            01/01/26
    0


    1454858          E22/728             F          363,000.00
    ZZ
    KASSAI              DENES            360        362,768.53
     1
    6201 VIA COLINITA                  8.250          2,727.10
    75
                                       8.000          2,727.10
 484,000.00
    RANCHO PALOS VE  CA   90275          1            11/15/95
    00
    0410028781                           05           01/01/96
     0
    0410028781                           O            12/01/25
    0


    1454880          560/560             F          250,650.00
    ZZ
    SMITH               EDWARD   L       360        250,167.20
     1
    2520 VICTORIA CIRCLE               8.250          1,883.05
    95
                                       8.000          1,883.05
 263,852.00
    ALPINE           CA   91901          1            09/21/95
    04
    450243274                            05           11/01/95
    30
    450243274                            O            10/01/25
    0


    1454897          560/560             F          334,400.00
    ZZ
    TAYLOR              JAMES    S       360        333,949.75
     1
    172 ALTURA VISTA                   8.000          2,453.71
    80
                                       7.750          2,453.71
 418,000.00
    LOS GATOS        CA   95030          1            09/29/95
    00
    450246624                            03           12/01/95
     0
    450246624                            O            11/01/25
    0


    1454929          267/267             F          600,000.00
    ZZ
    SCHIRRIPA           JOSEPH   J       360        599,192.14
     1
    915 N NORMAN PL                    8.000          4,402.59
    36
                                       7.750          4,402.59
1,700,000.00
    LOS ANGELES      CA   90049          5            10/18/95
    00
    4366929                              05           12/01/95
     0
    4366929                              O            11/01/25
    0


    1454939          637/728             F          152,000.00
    ZZ
    VALENTINE           MICHAEL  R       360        151,805.47
     1
1


    38871 COUNTY ROAD                  8.250          1,141.93
    68
    16-A                               8.000          1,141.93
 225,000.00
    WOODLAND         CA   95695          5            10/26/95
    00
    0380262395                           05           12/01/95
     0
    16087                                O            11/01/25
    0


    1454958          559/728             F          360,000.00
    ZZ
    LONGANECKER         CHARLES  J       360        359,539.30
     1
    1433 KINGSFORD DRIVE               8.250          2,704.56
    80
                                       8.000          2,704.56
 450,000.00
    CARMICHAEL       CA   95608          1            10/26/95
    00
    0380265620                           05           12/01/95
     0
    0409003                              O            11/01/25
    0


    1454984          171/728             F          350,000.00
    ZZ
    MEDEIROS            VERNON           360        349,516.67
     1
    17 BLUE HORIZON                    7.875          2,537.75
    90
                                       7.625          2,537.75
 390,000.00
    LAGUNA NIGUEL    CA   92677          1            10/13/95
    01
    0380263898                           03           12/01/95
    25
    67051444                             O            11/01/25
    0


    1454989          470/728             F          344,250.00
    ZZ
    EDGARDO             GONZALEZ         360        343,774.61
     1
    14 AVIGNON                         7.875          2,496.06
    85
                                       7.625          2,496.06
 405,000.00
    IRVINE           CA   92714          1            10/23/95
    10
    0380263955                           03           12/01/95
    12
    01176402                             O            11/01/25
    0


    1455055          B91/728             F          247,000.00
    ZZ
    GRAVES              PHILIP   L       360        247,000.00
     1
    1319 PERALTA COURT                 8.375          1,877.38
    80
                                       8.125          1,877.38
 310,000.00
    SAN JOSE         CA   95120          2            12/03/95
    00
    0380305616                           05           02/01/96
     0
    1951001898                           O            01/01/26
    0


    1455063          764/728             F          255,000.00
    ZZ
    SHEN                CURTIS           360        255,000.00
     1
    2351 RIDGEVIEW AVENUE              8.000          1,871.10
    63
                                       7.750          1,871.10
 405,000.00
    ROWLAND HEIGHTS  CA   91748          1            11/29/95
    00
    0380299702                           05           02/01/96
     0
1


    889935                               O            01/01/26
    0


    1455066          B91/728             F          595,000.00
    ZZ
    BURDITT             JOYCE    R       360        594,630.16
     1
    345 BELLE FONTAINE                 8.375          4,522.44
    70
                                       8.125          4,522.44
 850,000.00
    PASADENA         CA   91105          2            11/20/95
    00
    0380302233                           05           01/01/96
     0
    1951002300                           O            12/01/25
    0


    1455090          998/998             F          630,000.00
    ZZ
    RATSIU              EMIL     I       360        629,151.74
     4
    5142 DUNBAR DRIVE                  8.000          4,622.72
    58
                                       7.750          4,622.72
1,100,000.00
    HUNTINGTON BEAC  CA   92649          2            10/25/95
    00
    89987192                             05           12/01/95
     0
    89987192                             O            11/01/25
    0


    1455094          171/728             F          440,000.00
    ZZ
    LE                  GIA      D       360        439,746.85
     1
    19753 ALPINE CREST ROAD            8.750          3,461.48
    80
                                       8.500          3,461.48
 550,000.00
    WALNUT           CA   91789          2            11/15/95
    00
    0380284605                           05           01/01/96
     0
    67053007                             O            12/01/25
    0


    1455109          056/728             F          232,500.00
    ZZ
    LACHENMEYER         JULIANA  R       360        232,500.00
     1
    22 BROADWAY                        8.625          1,808.36
    75
                                       8.375          1,808.36
 310,000.00
    GILGO BEACH      NY   11702          1            12/15/95
    00
    0380313800                           05           02/01/96
     0
    5401551                              O            01/01/26
    0


    1455148          405/405             F          650,000.00
    ZZ
    FELDMAN             ROBERT           360        648,649.17
     1
    10234 DEERFIELD LANE               7.875          4,712.96
    80
    NORTHRIDGE AREA                    7.625          4,712.96
 820,000.00
    LOS ANGELES      CA   91324          1            09/22/95
    00
    3753134                              03           11/01/95
     0
    3753134                              O            10/01/25
    0


1


    1455152          405/405             F          375,000.00
    ZZ
    MART                ERIC     R       360        374,295.73
     1
    1180 AWALT DRIVE                   8.375          2,850.28
    78
                                       8.125          2,850.28
 485,000.00
    MOUNTAIN VIEW    CA   94040          2            09/21/95
    00
    3750718                              05           11/01/95
     0
    3750718                              O            10/01/25
    0


    1455185          201/201             F          275,300.00
    ZZ
    GOODWIN JR          MELVIN   L       360        274,101.80
     1
    6 WOOD TURTLE COURT                8.125          2,044.10
    80
                                       7.875          2,044.10
 344,141.00
    FRANKLIN TOWNSH  NJ   08876          1            10/30/95
    00
    1300800966                           05           12/01/95
     0
    1300800966                           O            11/01/25
    0


    1455188          998/998             F          392,000.00
    ZZ
    STEINBERG           LIONEL           360        391,472.19
     1
    471 MONTE VISTA DRIVE              8.000          2,876.36
    80
                                       7.750          2,876.36
 490,000.00
    PALM SPRINGS     CA   92262          2            10/26/95
    00
    99121451                             05           12/01/95
     0
    99121451                             O            11/01/25
    0


    1455205          439/439             F          400,000.00
    ZZ
    OCHOA               LUIS             360        399,461.43
     1
    23251 VIA DORADO                   8.000          2,935.06
    58
                                       7.875          2,935.06
 700,000.00
    COTO DE CAZA     CA   92679          4            10/19/95
    00
    1807517                              05           12/01/95
     0
    1807517                              O            11/01/25
    0


    1455208          439/439             F          544,000.00
    ZZ
    SINGER              ADAM             360        543,260.08
     1
    14973 VALLEY VISTA BOULEVARD       7.950          3,972.74
    80
                                       7.825          3,972.74
 680,000.00
    SHERMAN OAKS     CA   91403          2            10/23/95
    00
    1812099                              05           12/01/95
     0
    1812099                              O            11/01/25
    0


    1455276          596/728             F          490,000.00
    ZZ
    GIUGLIANO           LOUIS    A       360        489,388.76
     1
    1725 NORTH POINSETTIA AVENUE       8.375          3,724.35
    67
                                       8.125          3,724.35
 735,000.00
1


    MANHATTAN BEACH  CA   90266          2            10/26/95
    00
    0380258591                           05           12/01/95
     0
    49167463                             O            11/01/25
    0


    1455282          596/728             F          432,000.00
    ZZ
    THOMAS              JOHN     R       360        431,461.11
     1
    1609 LYNNGROVE DRIVE               8.375          3,283.51
    79
                                       8.125          3,283.51
 550,000.00
    MANHATTAN BEACH  CA   90266          2            10/17/95
    00
    0380264565                           05           12/01/95
     0
    49166655                             O            11/01/25
    0


    1455337          111/111             F          553,000.00
    ZZ
    SCARPELLI           HENRY    F       360        552,274.07
     1
    144 CIRCLE ROAD                    8.125          4,106.01
    70
                                       7.875          4,106.01
 790,000.00
    SAN RAFAEL       CA   94903          2            10/12/95
    00
    643793                               05           12/01/95
     0
    643793                               O            11/01/25
    0


    1455353          744/728             F          440,000.00
    ZZ
    REMINGTON           CLARK            360        439,719.43
     1
    1339 FALLING STAR AVENUE           8.250          3,305.57
    58
    WEST LAKE                          8.000          3,305.57
 760,000.00
    THOUSAND OAKS    CA   91362          1            11/03/95
    00
    0380303330                           05           01/01/96
     0
    75458                                O            12/01/25
    0


    1455354          550/550             F          710,000.00
    ZZ
    ERB                 GUY      F       360        709,560.95
     4
    435-441 BURNETT AVENUE             8.400          5,409.05
    75
                                       8.150          5,409.05
 950,000.00
    SAN FRANCISCO    CA   94131          2            11/01/95
    00
    120179085                            05           01/01/96
     0
    120179085                            O            12/01/25
    0


    1456305          470/728             F          520,000.00
    ZZ
    WILLSON             RYAN             360        519,684.97
     1
    240 EVERGREEEN DRIVE               8.500          3,998.36
    80
                                       8.250          3,998.36
 650,000.00
    KENTFIELD        CA   94904          1            11/17/95
    00
    0380273194                           03           01/01/96
     0
    25074916                             O            12/01/25
    0
1




    1456311          637/728             F          337,500.00
    ZZ
    REGER               PATRICIA         360        337,500.00
     1
    139 VALLEY FORGE ROAD              8.250          2,535.53
    75
                                       8.000          2,535.53
 450,000.00
    WESTON           CT   06883          2            12/06/95
    00
    0380305137                           05           02/01/96
     0
    4735155                              O            01/01/26
    0


    1456313          E19/728             F          284,000.00
    ZZ
    SHAGAM              JAN      D       360        284,000.00
     1
    26151 SAN MARINO COURT             8.000          2,083.89
    83
                                       7.750          2,083.89
 345,000.00
    MISSION VIEJO    CA   92692          2            12/18/95
    11
    0380302738                           05           02/01/96
    17
    10001852                             O            01/01/26
    0


    1456319          814/728             F          215,200.00
    ZZ
    WONG                KYLE             360        215,200.00
     1
    844 MANGO AVENUE                   8.125          1,597.86
    80
                                       7.875          1,597.86
 269,000.00
    SUNNYVALE        CA   94087          1            12/05/95
    00
    0380305459                           05           02/01/96
     0
    0809509227                           O            01/01/26
    0


    1456534          896/728             F           71,600.00
    ZZ
    KOSTELNIK           PATRICIA A       360         71,554.34
     1
    9114 SHETLAND TRACE                8.250            537.91
    56
                                       8.000            537.91
 130,000.00
    JASPER           GA   30143          2            11/27/95
    00
    0380303249                           05           01/01/96
     0
    7122                                 O            12/01/25
    0


    1456585          976/728             F          268,100.00
    ZZ
    AMBER               MARK     A       360        267,774.01
     1
    1325 WINDING RIDGE TERRAC          8.500          2,061.46
    90
                                       8.250          2,061.46
 300,000.00
    COLORADO SPRING  CO   80919          2            10/26/95
    11
    0380273731                           05           12/01/95
    25
    622613864                            O            11/01/25
    0


    1456646          765/728             F          789,500.00
    ZZ
    WYLAN               PETER            360        789,009.27
     1
1


    101 OCEAN WAY                      8.375          6,000.78
    66
                                       8.125          6,000.78
1,200,000.00
    SANTA MONICA     CA   90402          2            11/20/95
    00
    0380280611                           05           01/01/96
     0
    311225                               O            12/01/25
    0


    1456654          E19/728             F          540,000.00
    ZZ
    WHITEHEAD           MITCHEL  D       360        540,000.00
     1
    4004 BATRIS COURT                  8.250          4,056.84
    78
                                       8.000          4,056.84
 700,000.00
    CALABASAS        CA   91302          2            12/12/95
    00
    0380301524                           03           02/01/96
     0
    10003103                             O            01/01/26
    0


    1456666          975/728             F          200,000.00
    ZZ
    MURPHY              CHI-CHENGE       360        200,000.00
     1
    19477 SURFSET DRIVE                8.000          1,467.53
    63
                                       7.750          1,467.53
 321,000.00
    HUNTINGTON BEAC  CA   92648          1            12/19/95
    00
    0380309709                           09           02/01/96
     0
    952572                               O            01/01/26
    0


    1456694          638/728             F          290,000.00
    ZZ
    DUNSON              BRUCE    H       360        289,824.32
     1
    2 WILLOW STREET                    8.500          2,229.85
    89
                                       8.250          2,229.85
 329,000.00
    PRINCETON BOROU  NJ   08540          2            11/27/95
    04
    0380311606                           01           01/01/96
    25
    8526610                              O            12/01/25
    0


    1456715          180/728             F          238,800.00
    T
    LIVINGSTON          MARK     T       360        238,517.02
     1
    530 CANYON BLVD                    8.625          1,857.36
    80
                                       8.375          1,857.36
 298,500.00
    MAMMOTH LAKES    CA   93546          1            10/23/95
    00
    0380269135                           05           12/01/95
     0
    3936382                              O            11/01/25
    0


    1456786          668/728             F          460,000.00
    ZZ
    NELSON              ROBERT   M       360        459,380.64
     1
    2777 STAFFORD ROAD                 8.000          3,375.32
    80
                                       7.750          3,375.32
 575,000.00
    LIVE OAK         CA   95953          1            10/24/95
    00
    0380298522                           05           12/01/95
     0
1


    0006180707                           O            11/01/25
    0


    1456791          B73/728             F          400,000.00
    ZZ
    KOFFEL              JERI     L       360        399,513.65
     1
    90 GIRALDA WALK                    8.500          3,075.65
    78
                                       8.250          3,075.65
 515,000.00
    LONG BEACH       CA   90803          1            10/04/95
    00
    0380294109                           05           12/01/95
     0
    7578256                              O            11/01/25
    0


    1456817          405/405             F          608,000.00
    ZZ
    CURRY               GORDON   R       360        607,162.24
     1
    181 SYCAMORE AVENUE                8.375          4,621.24
    80
                                       8.125          4,621.24
 765,000.00
    SAN MATEO        CA   94402          2            10/09/95
    00
    3766011                              05           12/01/95
     0
    3766011                              O            11/01/25
    0


    1456874          405/405             F          304,000.00
    ZZ
    FALUDI              LESLIE   G       360        303,569.48
     1
    492 16TH PLACE                     7.750          2,177.90
    80
                                       7.500          2,177.90
 380,000.00
    COSTA MESA       CA   92627          1            10/16/95
    00
    3792322                              05           12/01/95
     0
    3792322                              O            11/01/25
    0


    1456900          559/728             F          271,600.00
    ZZ
    SCHULTZ             DANIEL   L       360        271,426.80
     1
    1532 CAPITANCILLOS DRIVE           8.250          2,040.45
    80
                                       8.000          2,040.45
 339,500.00
    SAN JOSE         CA   95120          1            11/01/95
    00
    0380265851                           05           01/01/96
     0
    0401703                              O            12/01/25
    0


    1457235          470/728             F          500,000.00
    ZZ
    WONG                STEPHEN  B       360        499,392.05
     1
    19859 EAST MOONSHADOW CIRCLE       8.500          3,844.57
    78
                                       8.250          3,844.57
 645,000.00
    WALNUT           CA   91789          2            10/23/95
    00
    0380268855                           05           12/01/95
     0
    24141249                             O            11/01/25
    0


1


    1457303          964/728             F          150,375.00
    ZZ
    DIAMOND             JANAE    M       360        150,375.00
     1
    425 H STREET                       8.250          1,129.72
    75
                                       8.000          1,129.72
 200,500.00
    PETALUMA         CA   94952          2            12/14/95
    00
    0380303363                           05           02/01/96
     0
    16274                                O            01/01/26
    0


    1457423          642/728             F          236,000.00
    ZZ
    AVANESSIAN          SERJIK           360        235,720.32
     1
    4323 ROSEMONT AVENUE               8.625          1,835.59
    79
                                       8.375          1,835.59
 300,000.00
    LA CRESCENTA     CA   91214          2            10/26/95
    00
    0380267873                           05           12/01/95
     0
    10215395                             O            11/01/25
    0


    1457424          642/728             F          256,000.00
    ZZ
    CHAPMAN             JAMES    M       360        255,711.88
     1
    3200 LA ROTONDA DR #304            8.875          2,036.86
    90
                                       8.625          2,036.86
 286,000.00
    RANCHO PALOS VE  CA   90275          2            10/25/95
    21
    0380267220                           01           12/01/95
    25
    08221295                             O            11/01/25
    0


    1457473          664/728             F          195,000.00
    ZZ
    YBARRA              CLEM     M       360        194,780.55
     1
    12515 ARISTO PLACE                 8.875          1,551.51
    71
                                       8.625          1,551.51
 275,000.00
    GRANADA HILLS A  CA   91344          2            10/24/95
    00
    0380267196                           05           12/01/95
     0
    2062081                              O            11/01/25
    0


    1457483          936/728             F          218,000.00
    ZZ
    KALLIOMAA           TIMOTHY  J       360        217,713.82
     1
    32 REGINA                          8.125          1,618.65
    80
                                       7.875          1,618.65
 272,900.00
    DANA POINT       CA   92629          1            10/17/95
    00
    0380268772                           03           12/01/95
     0
    1895432                              O            11/01/25
    0


    1457484          936/728             F          267,500.00
    ZZ
    STRANG              VINCENT  E       360        267,191.06
     1
    9722 DELAFIELD CIRCLE              8.750          2,104.43
    79
                                       8.500          2,104.43
 342,000.00
1


    HUNTINGTON       CA   92646          2            10/24/95
    00
    0380266909                           05           12/01/95
     0
    1933092                              O            11/01/25
    0


    1457487          267/267             F          548,000.00
    ZZ
    GILLETTE            MARILYN  L       360        547,641.53
     1
    1206 8TH STREET                    8.125          4,068.89
    80
                                       7.875          4,068.89
 685,000.00
    MANHATTAN BEACH  CA   90266          1            10/31/95
    00
    4368840                              05           01/01/96
     0
    4368840                              O            12/01/25
    0


    1457493          470/728             F          280,000.00
    ZZ
    FIX                 RICHARD          360        279,830.37
     1
    24241 BELLA COURT                  8.500          2,152.96
    80
                                       8.250          2,152.96
 350,000.00
    SANTA CLARITA    CA   91321          1            11/03/95
    00
    0380269010                           05           01/01/96
     0
    24147987                             O            12/01/25
    0


    1457495          744/728             F          492,000.00
    ZZ
    EIBAND              JASON    D       360        491,709.52
     1
    1611 LYON STREET                   8.625          3,826.73
    75
                                       8.375          3,826.73
 656,000.00
    SAN FRANCISCO    CA   94115          1            11/08/95
    00
    0380266149                           05           01/01/96
     0
    75166                                O            12/01/25
    0


    1457552          943/728             F          700,000.00
    ZZ
    BRANCALEONE         SALVATORE        360        698,196.02
     1
    23726 VIA ROBLE                    8.250          5,258.87
    74
                                       8.000          5,258.87
 950,000.00
    TRABUCO CANYON   CA   92679          1            08/30/95
    00
    0380278490                           03           10/01/95
     0
    5090012427                           O            09/01/25
    0


    1457574          776/728             F          196,000.00
    ZZ
    KUHN                PAUL     R       360        195,742.72
     1
    11911 BUBBLING BROOK STREET        8.125          1,455.29
    80
                                       7.875          1,455.29
 245,000.00
    MOORPARK         CA   93021          1            10/26/95
    00
    0380266925                           05           12/01/95
     0
    2125654                              O            11/01/25
    0
1




    1457578          776/728             F          420,000.00
    ZZ
    TUCHMAN             AVIV     L       360        419,434.50
     1
    1255 CLUB VIEW DRIVE               8.000          3,081.81
    74
    WESTWOOD AREA                      7.750          3,081.81
 570,000.00
    LOS ANGELES      CA   90024          1            10/11/95
    00
    0380271750                           05           12/01/95
     0
    2124688                              O            11/01/25
    0


    1457607          791/728             F          273,760.00
    ZZ
    UHER                KEVIN    R       360        273,566.78
     1
    2030 GEORGE WAHSHINGTON RD         7.750          1,961.25
    80
                                       7.500          1,961.25
 342,200.00
    VIENNA           VA   22182          1            11/30/95
    00
    0380301870                           03           01/01/96
     0
    755620                               O            12/01/25
    0


    1457677          975/728             F          270,000.00
    ZZ
    CHEN                WEI      C       360        270,000.00
     1
    3146 RIDGE POINT DRIVE             8.375          2,052.20
    66
                                       8.125          2,052.20
 410,000.00
    DIAMOND BAR ARE  CA   91765          1            12/01/95
    00
    0380299710                           03           02/01/96
     0
    952588                               O            01/01/26
    0


    1457690          559/728             F          243,000.00
    ZZ
    BRAUER              BERNDT   I       360        242,856.53
     1
    3865 WELLINGTON SQUARE             8.625          1,890.03
    90
                                       8.375          1,890.03
 270,000.00
    SAN JOSE         CA   95136          1            11/27/95
    11
    0380302217                           05           01/01/96
    20
    0418293                              O            12/01/25
    0


    1457699          936/728             F          893,750.00
    ZZ
    SWORTWOOD           LETITIA  H       360        893,180.08
     1
    16887 CIRCA DEL SUR                8.250          6,714.45
    65
                                       8.000          6,714.45
1,375,000.00
    RANCHO SANTE FE  CA   92067          2            11/24/95
    00
    0380298134                           03           01/01/96
     0
    1952258                              O            12/01/25
    0


    1457703          356/728             F          250,000.00
    ZZ
    SWENSON, JR.        SWEN     P       360        249,840.58
     1
1


    17 MOONLIGHT COURT                 8.250          1,878.17
    77
                                       8.000          1,878.17
 325,000.00
    SO SAN FRANCISC  CA   94080          1            11/24/95
    00
    0380302761                           05           01/01/96
     0
    2330942                              O            12/01/25
    0


    1457741          131/728             F          336,000.00
    ZZ
    THARENOS            MICHAEL  J       360        335,768.77
     1
    1088 QUEENSBRIDGE COURT            7.875          2,436.23
    80
                                       7.625          2,436.23
 420,000.00
    SAN JOSE         CA   95120          1            11/01/95
    00
    0380260951                           05           01/01/96
     0
    9352960                              O            12/01/25
    0


    1457767          686/686             F          224,000.00
    ZZ
    PEREZ               ABEL             360        223,641.35
     1
    181 POPLAR AVENUE                  7.875          1,624.16
    80
                                       7.625          1,624.16
 280,000.00
    SAN BRUNO        CA   94066          1            10/27/95
    00
    30816848527                          05           12/01/95
     0
    30816848527                          O            11/01/25
    0


    1457793          698/728             F          336,000.00
    ZZ
    ST CLAIR            WILLIAM  L       360        335,561.81
     1
    351 WALNUT STREET                  8.250          2,524.26
    74
                                       8.000          2,524.26
 455,000.00
    COSTA MESA       CA   92627          2            10/27/95
    00
    0380303405                           05           12/01/95
     0
    14301758                             O            11/01/25
    0


    1457799          686/686             F          206,763.40
    ZZ
    SCHURMAN            TY       E       358        206,229.27
     1
    17629 RIVER RUN ROAD               8.500          1,591.77
    90
                                       8.250          1,591.77
 230,000.00
    SALINAS          CA   93908          1            10/12/95
    01
    30816687909                          03           11/01/95
    25
    30816687909                          O            08/01/25
    0


    1457804          686/686             F          227,650.00
    ZZ
    COOPER              ROBERT   L       360        227,484.40
     1
    19111 SANTA MARIA AVENUE           7.600          1,607.38
    79
                                       7.350          1,607.38
 290,000.00
    CASTRO VALLEY    CA   94546          2            10/27/95
    00
    30817136559                          05           01/01/96
     0
1


    30817136559                          O            12/01/25
    0


    1457810          317/728             F          400,000.00
    ZZ
    LEDBETTER           SCOTT            360        399,229.52
     1
    31881 VIA PAVO REAL                8.250          3,005.07
    80
                                       8.000          3,005.07
 500,000.00
    COTO DE CAZA     CA   92679          2            09/29/95
    00
    0380262908                           03           11/01/95
     0
    210848                               O            10/01/25
    0


    1457826          686/686             F          255,600.00
    ZZ
    INGERSOLL           JIM      L       360        255,441.94
     1
    272 JAPONICA AVENUE                8.400          1,947.26
    90
                                       8.150          1,947.26
 284,000.00
    CAMARILLO        CA   93010          1            11/09/95
    01
    30817281553                          05           01/01/96
    25
    30817281553                          O            12/01/25
    0


    1457837          069/728             F          390,100.00
    ZZ
    LENDER              DENNIS           360        389,844.81
     1
    8 DANVILLE LANE                    8.125          2,896.49
    80
                                       7.875          2,896.49
 487,684.00
    COTO DE CAZA     CA   92679          1            10/31/95
    00
    0380264698                           03           01/01/96
     0
    2362059301                           O            12/01/25
    0


    1457838          069/728             F          308,000.00
    ZZ
    SETHY               VINEY            360        307,595.67
     1
    22118 ELMO AVENUE                  8.125          2,286.90
    80
                                       7.875          2,286.90
 385,000.00
    TORRANCE         CA   90503          1            10/27/95
    00
    0380264755                           05           12/01/95
     0
    2362062172                           O            11/01/25
    0


    1457842          776/728             F          460,000.00
    ZZ
    LEVY                STANLEY  W       360        459,380.64
     1
    10281 CRESTA DRIVE                 8.000          3,375.32
    80
                                       7.750          3,375.32
 575,000.00
    LOS ANGELES      CA   90064          2            10/23/95
    00
    0380267923                           05           12/01/95
     0
    2122992                              O            11/01/25
    0


1


    1457849          E57/728             F          236,550.00
    ZZ
    TAVASTI             JON      M       360        236,410.34
     1
    2806 GRAMERCY AVENUE               8.625          1,839.86
    87
                                       8.375          1,839.86
 275,000.00
    TORRANCE         CA   90501          1            11/22/95
    12
    0380280629                           05           01/01/96
    30
    38821200526                          O            12/01/25
    0


    1457907          317/728             F          348,500.00
    ZZ
    MELTON              JAMES    G       360        348,500.00
     1
    9224 MOLT RIVER CIRCLE             8.625          2,710.60
    89
                                       8.375          2,710.60
 395,000.00
    FOUNTAIN VALLEY  CA   92708          2            12/07/95
    11
    0380300419                           05           02/01/96
    25
    227097                               O            01/01/26
    0


    1457909          642/728             F          256,000.00
    ZZ
    GOSSEN              VERNON   C       360        255,663.93
     1
    1658 SOUTH CROMWELL PLACE          8.125          1,900.80
    76
                                       7.875          1,900.80
 340,000.00
    THOUSAND OAKS    CA   91361          2            10/11/95
    00
    0380272196                           05           12/01/95
     0
    09523295                             O            11/01/25
    0


    1457913          317/728             F          414,800.00
    ZZ
    MORRIS              BRUCE    E       360        414,040.77
     1
    5340 CAMINO DE BRYANT              8.500          3,189.46
    80
                                       8.250          3,189.46
 519,000.00
    YORBA LINDA      CA   92687          2            09/14/95
    00
    0380295965                           05           11/01/95
     0
    210441                               O            10/01/25
    0


    1457955          470/728             F          216,000.00
    ZZ
    GONZALES            ARISTOTLEM       360        216,000.01
     1
    2125 DOXEY DRIVE                   8.000          1,584.94
    90
                                       7.750          1,584.94
 240,000.00
    SAN JOSE         CA   95131          1            12/01/95
    11
    0380300575                           03           02/01/96
    25
    25074571                             O            01/01/26
    0


    1457957          776/728             F          328,500.00
    ZZ
    MACON, SR           JOHN             360        328,500.00
     1
    326 JACARANDA DRIVE                8.250          2,467.92
    90
                                       8.000          2,467.92
 365,000.00
1


    DANVILLE         CA   94506          1            12/01/95
    12
    0380301581                           05           02/01/96
    25
    6225399                              O            01/01/26
    0


    1457960          559/728             F          282,000.00
    ZZ
    GELMAN              FIMA             360        282,000.00
     1
    4347 ARMY STREET                   8.125          2,093.85
    69
                                       7.875          2,093.85
 410,000.00
    SAN FRANCISCO    CA   94131          5            12/01/95
    00
    0380284290                           05           02/01/96
     0
    0418400                              O            01/01/26
    0


    1457968          171/728             F          285,000.00
    ZZ
    KAZANCHIAN          AMBARTSOU        360        285,000.00
     1
    3570 EFFINGHAM PLACE               8.375          2,166.21
    75
                                       8.125          2,166.21
 380,000.00
    LOS ANGELES      CA   90027          1            12/08/95
    00
    0380303454                           05           02/01/96
     0
    67052114                             O            01/01/26
    0


    1457998          731/728             F          388,000.00
    ZZ
    WHITE               ANTONY   D       360        388,000.00
     1
    10711 SKYLINE DRIVE                8.375          2,949.08
    80
                                       8.125          2,949.08
 485,000.00
    SANTA ANA AREA   CA   92705          1            12/06/95
    00
    0380309873                           05           02/01/96
     0
    411510306                            O            01/01/26
    0


    1458030          776/728             F          228,000.00
    ZZ
    SOUKUP JR           WILLIAM  J       360        227,431.76
     1
    484 SIERRA HEIGHTS COURT           8.000          1,672.98
    82
    NEWBURY PARK AREA                  7.750          1,672.98
 279,000.00
    THOUSAND OAKS    CA   91320          2            10/23/95
    11
    0380308214                           05           12/01/95
    12
    2125630                              O            11/01/25
    0


    1458097          051/728             F          650,000.00
    ZZ
    GARDINER            FLETCHER A       360        649,574.81
     1
    5530 COUNTRY CLUB PARKWAY          8.125          4,826.23
    72
                                       7.875          4,826.23
 906,158.00
    SAN JOSE         CA   95138          4            11/06/95
    00
    0380259193                           03           01/01/96
     0
    05116102132                          O            12/01/25
    0
1




    1458148          998/998             F          310,000.00
    ZZ
    HERNANDEZ           GREG     G       360        309,581.58
     1
    8697 HILLCREST ROAD                8.000          2,274.68
    59
                                       7.750          2,274.68
 530,000.00
    BUENA PARK       CA   90621          2            10/27/95
    00
    99225229                             05           12/01/95
     0
    99225229                             O            11/01/25
    0


    1458155          624/728             F          126,000.00
    ZZ
    MIRANDA             ARTEMISA         360        126,000.00
     1
    7066 CYPRESS POINT CT              8.250            946.60
    80
                                       8.000            946.60
 157,500.00
    SAN JOSE         CA   95139          1            11/29/95
    00
    0380300542                           09           02/01/96
     0
    21005064883                          O            01/01/26
    0


    1458173          356/728             F          330,000.00
    ZZ
    MORRILL             CHARLES  J       360        330,000.00
     1
    1405 CREE ROAD                     8.250          2,479.18
    75
                                       8.000          2,479.18
 445,000.00
    FREMONT          CA   94539          2            11/28/95
    00
    0380300641                           05           02/01/96
     0
    2329423                              O            01/01/26
    0


    1458278          387/387             F          640,000.00
    ZZ
    SCHROFF             EDMUND   A       360        639,159.85
     1
    3480 MOLINARI ROAD                 8.125          4,751.98
    76
                                       7.875          4,751.98
 850,000.00
    SANTA ROSA       CA   95404          2            10/18/95
    00
    551408                               05           12/01/95
     0
    551408                               O            11/01/25
    0


    1458360          668/728             F          641,000.00
    ZZ
    SALADINO            CRAIG    A       360        640,591.26
     1
    2719 WEST LAKE VAN NESS CIRCLE     8.250          4,815.62
    77
                                       8.000          4,815.62
 840,000.00
    FRESNO           CA   93711          2            11/06/95
    00
    0380282658                           03           01/01/96
     0
    0006195242                           O            12/01/25
    0


    1458375          570/570             F          352,700.00
    ZZ
    NIELSON             CHARLES          360        352,700.00
     1
1


    9260 S W 140TH STREET              8.000          2,587.99
    76
                                       7.750          2,587.99
 470,000.00
    MIAMI            FL   33176          2            12/22/95
    00
    5835434                              05           02/01/96
     0
    5835434                              O            01/01/26
    0


    1458411          171/728             F          628,000.00
    ZZ
    TANTAMJARIK         PUANG            360        628,000.00
     1
    6501 EAST GRAY LANE                8.375          4,773.25
    70
                                       8.125          4,773.25
 900,000.00
    ORANGE           CA   92669          2            12/04/95
    00
    0380300476                           05           02/01/96
     0
    67052187                             O            01/01/26
    0


    1458419          056/728             F          300,000.00
    ZZ
    BONHAM              LANCE    E       360        300,000.00
     1
    1019PILINUT COURT                  8.625          2,333.37
    73
                                       8.375          2,333.37
 416,000.00
    SUNNYVALE        CA   94087          5            12/04/95
    00
    0380293671                           03           02/01/96
     0
    7937228                              O            01/01/26
    0


    1458449          637/728             F          150,000.00
    ZZ
    SUZUKI              YASUYO           360        150,000.00
     1
    1283 16TH STREET                   8.500          1,153.37
    75
                                       8.250          1,153.37
 200,000.00
    FORT LEE         NJ   07024          1            12/21/95
    00
    0380305202                           01           02/01/96
     0
    4038568                              O            01/01/26
    0


    1458453          171/728             F          372,000.00
    ZZ
    WEST                WARREN   I       360        372,000.00
     1
    3555 TEPUSQUET ROAD                8.375          2,827.47
    80
                                       8.125          2,827.47
 465,000.00
    SANTA MARIA      CA   93454          1            12/05/95
    00
    0380299900                           05           02/01/96
     0
    32055586                             O            01/01/26
    0


    1458462          776/728             F          255,000.00
    ZZ
    TOPPING             GAYLE    A       360        255,000.00
     1
    321 TWENTY FOURTH AVENUE           8.375          1,938.19
    75
                                       8.125          1,938.19
 340,000.00
    SANTA CRUZ       CA   95062          2            12/01/95
    00
    0380299363                           05           02/01/96
     0
1


    6225474                              O            01/01/26
    0


    1458490          791/728             F          156,000.00
    ZZ
    ESTUPINAN           FRANCISCO        360        156,000.00
     1
    15712 SW 46TH STREET               8.500          1,199.51
    68
                                       8.250          1,199.51
 230,914.00
    MIAMI            FL   33185          1            12/12/95
    00
    0380302910                           05           02/01/96
     0
    755763                               O            01/01/26
    0


    1458523          776/728             F          471,200.00
    ZZ
    LANDSBERG           KLAUS    F       360        470,899.53
     1
    2191 HOLIDAY PINES LANE            8.250          3,539.97
    76
                                       8.000          3,539.97
 620,000.00
    CAMARILLO AREA   CA   93012          1            11/08/95
    00
    0380269945                           05           01/01/96
     0
    2125698                              O            12/01/25
    0


    1458526          776/728             F          456,300.00
    ZZ
    BRENNER             RONALD   J       360        455,993.83
     1
    4009 HILTON HEAD WAY               8.000          3,348.17
    80
    TARZANA AREA                       7.750          3,348.17
 570,492.00
    LOS ANGELES      CA   91356          1            11/13/95
    00
    0380270448                           03           01/01/96
     0
    2125641                              O            12/01/25
    0


    1458529          313/728             F           59,000.00
    ZZ
    NIKLAUS             DAWNA    E       360         58,961.40
     1
    1105 HIDDEN COVE DRIVE             8.125            438.08
    65
                                       7.875            438.08
  92,000.00
    MT PLEASANT      SC   29464          5            11/08/95
    00
    0380310822                           01           01/01/96
     0
    6026975                              O            12/01/25
    0


    1458606          776/728             F          650,000.00
    ZZ
    PANITCH             SANFORD          360        649,595.99
     1
    12249 SHETLAND LANE                8.375          4,940.47
    78
                                       8.125          4,940.47
 835,000.00
    LOS ANGELES      CA   90049          1            11/01/95
    00
    0380271990                           05           01/01/96
     0
    2124627                              O            12/01/25
    0


1


    1458614          617/617             F          424,000.00
    ZZ
    DUDLEY              CALVIN           360        422,850.56
     1
    10 LA LUZ TRAIL N.E.               8.000          3,111.17
    80
                                       7.750          3,111.17
 530,000.00
    ALBUQUERQUE      NM   87122          2            09/29/95
    00
    163925                               05           11/01/95
     0
    163925                               O            10/01/25
    0


    1458653          A13/728             F          216,000.00
    ZZ
    SHEA                PATRICK          360        215,546.69
     1
    1807 TROTTERS LANE                 8.500          1,660.85
    90
                                       8.250          1,660.85
 240,000.00
    STONE MOUNTAIN   GA   30087          1            11/02/95
    10
    0380313636                           05           12/01/95
    25
    950203514                            O            11/01/25
    0


    1458677          E22/728             F          650,000.00
    ZZ
    KAUFMAN             JEFFREY          360        650,000.00
     1
    415 WOODLAND ROAD                  7.875          4,712.95
    75
                                       7.625          4,712.95
 876,000.00
    KENTFIELD        CA   94904          1            11/29/95
    00
    0410050942                           03           02/01/96
     0
    0410050942                           O            01/01/26
    0


    1458717          195/728             F          620,000.00
    ZZ
    MCCORMISH           ROBERT   A       360        619,573.31
     1
    14 KENTDALE LANE                   7.875          4,495.44
    79
                                       7.625          4,495.44
 785,000.00
    KENTFIELD        CA   94904          1            11/15/95
    00
    0380274010                           05           01/01/96
     0
    47864                                O            12/01/25
    0


    1458729          744/728             F          236,000.00
    ZZ
    GALESTE             JOHN     P       360        236,000.00
     1
    3898 ARAGON LANE                   8.125          1,752.29
    80
                                       7.875          1,752.29
 295,000.00
    SAN RAMON        CA   94583          2            12/04/95
    00
    0380308255                           09           02/01/96
     0
    75743                                O            01/01/26
    0


    1458835          B46/728             F          213,300.00
    ZZ
    DUPREE              ANTHONY  E       360        213,300.00
     1
    1523 YOSEMITE DRIVE                8.500          1,640.09
    90
                                       8.250          1,640.09
 237,000.00
1


    MILPITAS         CA   95035          2            12/05/95
    11
    0380298795                           05           02/01/96
    25
    100826                               O            01/01/26
    0


    1458884          559/728             F          464,000.00
    ZZ
    REIDEL              ARTHUR   H       360        464,000.00
     1
    627 BARRON AVENUE                  8.250          3,485.88
    80
                                       8.000          3,485.88
 580,000.00
    PALO ALTO        CA   94306          1            11/28/95
    00
    0380302084                           05           02/01/96
     0
    0420927                              O            01/01/26
    0


    1458902          559/728             F          334,000.00
    ZZ
    JACOBS              JEROME           360        334,000.00
     1
    5589 GOLD CREEK DRIVE              7.875          2,421.74
    90
                                       7.625          2,421.74
 371,552.00
    CASTRO VALLEY    CA   94552          1            12/05/95
    14
    0380302274                           03           02/01/96
    20
    0423442                              O            01/01/26
    0


    1458957          232/232             F           82,500.00
    ZZ
    ELLIOTT             AVIS     L       360         82,451.29
     1
    352 SOUTH 31ST AVENUE              8.625            641.68
    75
                                       8.375            641.68
 110,000.00
    BRIGHTON         CO   80601          1            11/30/95
    00
    11007380                             05           01/01/96
     0
    11007380                             O            12/01/25
    0


    1458982          776/728             F          612,000.00
    ZZ
    SCHWALA             DANIEL   K       360        611,589.36
     1
    29448 BERTRAND DRIVE               8.000          4,490.64
    80
                                       7.750          4,490.64
 765,000.00
    AGOURA HILLS     CA   91301          2            11/02/95
    00
    0380280546                           05           01/01/96
     0
    2125648                              O            12/01/25
    0


    1459006          705/728             F          178,000.00
    ZZ
    LIBMAN              NATAN            360        178,000.00
     1
    1073 BROMLEY AVENUE                8.625          1,384.47
    75
                                       8.375          1,384.47
 238,000.00
    TEANECK          NJ   07666          2            12/18/95
    00
    0380310939                           05           02/01/96
     0
    00000444                             O            01/01/26
    0
1




    1459096          074/728             F          541,600.00
    ZZ
    ADICKES             ERIC             360        540,239.31
     1
    34831 DOHENY PLACE                 8.375          4,116.55
    80
    CAPISTRANO BEACH AREA              8.125          4,116.55
 677,000.00
    DANA POINT       CA   92624          1            08/25/95
    00
    0380271214                           05           10/01/95
     0
    1507052999                           O            09/01/25
    0


    1459099          074/728             F          232,500.00
    ZZ
    BLACK               JAMES            360        232,052.18
     1
    1710 ADELAIDE ROAD                 8.250          1,746.69
    75
                                       8.000          1,746.69
 310,000.00
    PASO ROBLES      CA   93446          5            09/13/95
    00
    0380268095                           05           11/01/95
     0
    1507054112                           O            10/01/25
    0


    1459103          074/728             F          320,000.00
    ZZ
    YEUNG               KWOK     W       360        319,414.31
     1
    465 PASEO REFUGIO                  8.500          2,460.52
    80
                                       8.250          2,460.52
 401,900.00
    MILPITAS         CA   95035          1            09/13/95
    00
    0380269648                           05           11/01/95
     0
    1507057303                           O            10/01/25
    0


    1459105          074/728             F          649,500.00
    ZZ
    LEE                 STEPHEN  A       360        648,689.78
     1
    14346 TWISTED BRANCH ROAD          8.375          4,936.67
    72
                                       8.125          4,936.67
 910,000.00
    POWAY            CA   92064          2            10/04/95
    00
    0380272469                           03           12/01/95
     0
    1507058805                           O            11/01/25
    0


    1459115          074/728             F          550,000.00
    ZZ
    SULLIVAN            TERRENCE M       360        543,842.43
     1
    17388 OAK CANYON PLACE             8.250          4,131.97
    79
                                       8.000          4,131.97
 700,000.00
    CASTRO VALLEY    CA   94546          4            08/07/95
    00
    0380272345                           05           10/01/95
     0
    1561299873                           O            09/01/25
    0


    1459133          074/728             F          265,000.00
    ZZ
    KRAUS               RAOUL    P       360        264,660.87
     1
1


    138 ESTATES DRIVE                  8.250          1,990.86
    75
                                       8.000          1,990.86
 354,000.00
    SANTA CRUZ       CA   95060          5            10/02/95
    00
    0380271388                           05           12/01/95
     0
    1561307461                           O            11/01/25
    0


    1459140          074/728             F          413,850.00
    ZZ
    SLAYTER             CRAIG    K       360        413,320.38
     1
    10315 STONYDALE DRIVE              8.250          3,109.12
    74
                                       8.000          3,109.12
 565,000.00
    CUPERTINO        CA   95014          2            10/11/95
    00
    0380270372                           05           12/01/95
     0
    1561308351                           O            11/01/25
    0


    1459149          074/728             F          243,750.00
    ZZ
    MURRAY              MARK     A       360        243,461.13
     1
    2471 SAN MIGUEL DRIVE              8.625          1,895.87
    75
                                       8.375          1,895.87
 325,000.00
    WALNUT CREEK     CA   94596          5            10/01/95
    00
    0380269499                           05           12/01/95
     0
    1561309784                           O            11/01/25
    0


    1459154          074/728             F          422,800.00
    ZZ
    DAVIS               THOMAS   D       360        422,258.93
     1
    10 NORTHVIEW COURT                 8.250          3,176.36
    80
                                       8.000          3,176.36
 528,500.00
    DANVILLE         CA   94506          1            10/13/95
    00
    0380271958                           03           12/01/95
     0
    1561310477                           O            11/01/25
    0


    1459160          074/728             F          800,000.00
    ZZ
    GLETTEN             FRED             360        793,166.29
     1
    7842 VERAGUA DRIVE                 8.500          6,151.31
    58
    PLAYA DEL REY AREA                 8.250          6,151.31
1,400,000.00
    LOS ANGELES      CA   90293          2            09/28/95
    00
    0380268343                           05           11/01/95
     0
    1562133617                           O            10/01/25
    0


    1459162          074/728             F          765,000.00
    ZZ
    KITAJ               ANTON    L       360        763,526.47
     1
    932 HILTS AVENUE                   8.250          5,747.19
    60
                                       8.000          5,747.19
1,275,000.00
    LOS ANGELES      CA   90024          1            09/28/95
    00
    0380272410                           05           11/01/95
     0
1


    1562134711                           O            10/01/25
    0


    1459163          074/728             F          361,250.00
    ZZ
    KARLIN              LOUIS    W       360        360,787.68
     1
    459 SOUTH ELM DRIVE                8.250          2,713.96
    85
                                       8.000          2,713.96
 425,000.00
    BEVERLY HILLS    CA   90212          1            10/15/95
    01
    0380269879                           05           12/01/95
    12
    1562135929                           O            11/01/25
    0


    1459167          074/728             F          700,000.00
    ZZ
    FONG                THEODORE S       360        699,104.19
     1
    910 FLINTRIDGE AVENUE              8.250          5,258.87
    70
                                       8.000          5,258.87
1,000,000.00
    LA CANADA-FLINT  CA   91011          5            10/05/95
    00
    0380272998                           05           12/01/95
     0
    1562137072                           O            11/01/25
    0


    1459171          074/728             F          460,000.00
    ZZ
    WALKER              RONALD   M       360        459,426.16
     1
    10891 PEMBROKE DRIVE               8.375          3,496.34
    80
                                       8.125          3,496.34
 575,000.00
    SANTA ANA AREA   CA   92705          2            10/03/95
    00
    0380269515                           05           12/01/95
     0
    1562138257                           O            11/01/25
    0


    1459187          074/728             F          387,000.00
    ZZ
    RASMUSSEN           MAYNARD  R       360        386,529.44
     1
    15624 RIPARIAN ROAD                8.500          2,975.70
    79
                                       8.250          2,975.70
 490,000.00
    POWAY            CA   92064          2            10/19/95
    00
    0380272352                           05           12/01/95
     0
    1567135518                           O            11/01/25
    0


    1459264          559/728             F          143,500.00
    ZZ
    MAYBERRY            RANDALL  D       360        143,406.12
     1
    12382 CLAY STATION ROAD            8.125          1,065.49
    76
                                       7.875          1,065.49
 190,000.00
    HERALD           CA   95638          2            11/09/95
    00
    0380273327                           05           01/01/96
     0
    0406777                              O            12/01/25
    0


1


    1459318          920/728             F          174,000.00
    ZZ
    MARROCCO            JAMES    F       360        174,000.00
     1
    8051 FRESE LANE                    8.125          1,291.95
    68
                                       7.875          1,291.95
 258,000.00
    LA PALMA         CA   90623          2            12/06/95
    00
    0380304502                           05           02/01/96
     0
    288627                               O            01/01/26
    0


    1459319          470/728             F          267,200.00
    ZZ
    MIATOVICH           JAY              360        267,200.00
     1
    226 STETSON DRIVE                  7.875          1,937.39
    80
                                       7.625          1,937.39
 334,000.00
    DANVILLE         CA   94506          1            12/07/95
    00
    0380301698                           03           02/01/96
     0
    25075295                             O            01/01/26
    0


    1459348          559/728             F          236,800.00
    ZZ
    RIDGE               JOHN     J       360        236,800.00
     1
    1725 BEL AIR AVENUE                7.875          1,716.97
    80
                                       7.625          1,716.97
 296,000.00
    SAN JOSE         CA   95126          1            12/06/95
    00
    0380302076                           05           02/01/96
     0
    0423483                              O            01/01/26
    0


    1459360          881/728             F          275,000.00
    ZZ
    CAGLIANO            ANTHONY  R       360        275,000.00
     1
    39 SANTA CRUZ WAY                  7.875          1,993.94
    74
                                       7.625          1,993.94
 375,000.00
    CAMARILLO        CA   93010          1            12/11/95
    00
    0380307885                           05           02/01/96
     0
    601877                               O            01/01/26
    0


    1459408          685/728             F          650,000.00
    ZZ
    MAHONEY             PATRICK  O       360        649,574.81
     1
    191 COBBLESTONE LANE               8.125          4,826.23
    39
                                       7.875          4,826.23
1,700,000.00
    ANAHEIM          CA   92807          1            11/17/95
    00
    0380272154                           03           01/01/96
     0
    102815                               O            12/01/25
    0


    1459409          744/728             F          475,900.00
    ZZ
    DIEP                TONY             360        475,611.70
     1
    2136 SHADOW RIDGE WAY              8.500          3,659.26
    80
                                       8.250          3,659.26
 594,950.00
1


    SAN JOSE         CA   95138          1            11/14/95
    00
    0380271370                           05           01/01/96
     0
    75526                                O            12/01/25
    0


    1459459          439/439             F          360,000.00
    ZZ
    LEAVY               JOHN     J       360        359,770.44
     1
    5350 ALTA BAHIA COURT              8.250          2,704.56
    75
                                       8.125          2,704.56
 480,000.00
    SAN DIEGO        CA   92109          1            11/10/95
    00
    1817363                              05           01/01/96
     0
    1817363                              O            12/01/25
    0


    1459463          439/439             F          650,000.00
    ZZ
    AUGUSTINE           JOSEPH   W       360        649,585.51
     1
    2233 CALLE TIARA                   8.250          4,883.24
    77
                                       8.125          4,883.24
 850,000.00
    LA JOLLA         CA   92037          1            11/17/95
    00
    1825296                              05           01/01/96
     0
    1825296                              O            12/01/25
    0


    1459491          661/661             F          105,000.00
    ZZ
    MESERVE             BURTON   B       360        104,807.82
     1
    4326 GREENWOOD STREET              8.500            807.36
    55
                                       8.250            807.36
 192,500.00
    THOUSANDS OAKS   CA   91320          5            09/01/95
    00
    2250819                              05           11/01/95
     0
    2250819                              O            10/01/25
    0


    1459512          670/728             F          355,000.00
    ZZ
    INGLISH             DOUGLAS  D       360        354,298.60
     1
    1525 NORTH DOHENY DRIVE            8.125          2,635.87
    52
                                       7.875          2,635.87
 690,000.00
    LOS ANGELES      CA   90069          5            09/11/95
    00
    0380285149                           05           11/01/95
     0
    2262622                              O            10/01/25
    0


    1459523          670/728             F          380,000.00
    ZZ
    HURWITZ             KENNETH  L       360        379,249.22
     1
    1859 SAN LEANDRO LANE              8.125          2,821.49
    43
                                       7.875          2,821.49
 900,000.00
    SANTA BARBARA    CA   93108          5            09/22/95
    00
    0380285230                           05           11/01/95
     0
    30385784                             O            10/01/25
    0
1




    1459541          670/728             F           44,100.00
    ZZ
    SALAZAR             ROBERT           360         44,028.27
     1
    1605 EAST MICHIGAN AVENUE          9.000            354.48
    70
                                       8.750            354.48
  63,000.00
    FRESNO           CA   93704          1            09/26/95
    00
    0380285370                           05           11/01/95
     0
    1410602                              O            10/01/25
    0


    1459568          670/728             F          400,000.00
    T
    CORREDOR            JUAN     S       360        399,488.11
     1
    107 OCEAN AVENUE                   8.250          3,005.07
    70
                                       8.000          3,005.07
 575,000.00
    SEAL BEACH       CA   90740          5            10/13/95
    00
    0380285677                           05           12/01/95
     0
    3923649                              O            11/01/25
    0


    1459687          670/728             F          412,500.00
    ZZ
    HALL                LESLEY   A       360        411,944.59
     1
    1031 S TAYLOR COURT                8.000          3,026.78
    75
                                       7.750          3,026.78
 550,000.00
    ANAHEIM          CA   92808          1            10/18/95
    00
    0380286477                           09           12/01/95
     0
    30432260                             O            11/01/25
    0


    1459707          559/728             F          282,100.00
    ZZ
    URBAN               AVI      A       360        282,100.00
     1
    1450 MISTAYA COURT                 8.250          2,119.33
    70
                                       8.000          2,119.33
 403,000.00
    SUNNYVALE        CA   94087          1            12/06/95
    00
    0380304189                           05           02/01/96
     0
    0419374                              O            01/01/26
    0


    1459723          881/728             F          340,000.00
    ZZ
    KNIGHT              RICHARD  G       360        340,000.00
     1
    1777 PUTNEY ROAD                   8.000          2,494.80
    70
                                       7.750          2,494.80
 490,000.00
    PASADENA         CA   91103          1            12/05/95
    00
    0380298886                           05           02/01/96
     0
    103240                               O            01/01/26
    0


    1459729          881/728             F          243,000.00
    ZZ
    TUNNELL             MARK             360        243,000.00
     1
1


    624 SOUTH MANSFIELD AVENUE         8.125          1,804.27
    90
                                       7.875          1,804.27
 270,000.00
    LOS ANGELES      CA   90036          1            12/11/95
    14
    0380300104                           05           02/01/96
    25
    103239                               O            01/01/26
    0


    1459732          637/728             F          200,000.00
    ZZ
    HADGE               ROBERT   J       360        200,000.00
     1
    49 SHORELINE DRIVE                 7.875          1,450.14
    73
                                       7.625          1,450.14
 275,000.00
    FOXBORO          MA   02035          1            12/19/95
    00
    0380305087                           05           02/01/96
     0
    4683702                              O            01/01/26
    0


    1459738          670/728             F          285,000.00
    ZZ
    WELLS               JAMES    H       360        284,464.84
     1
    5748 MADRID LANE                   8.375          2,166.21
    72
                                       8.125          2,166.21
 400,000.00
    LONG BEACH       CA   90814          5            09/14/95
    00
    0380286618                           09           11/01/95
     0
    30350603                             O            10/01/25
    0


    1459822          561/728             F          649,999.00
    ZZ
    CHIPMAN, JR.        GORDON   L       360        649,540.23
     1
    4502 DEER SPRING ROAD              7.750          4,656.68
    80
                                       7.500          4,656.68
 817,000.00
    MIDDLETOWN       MD   21769          1            11/08/95
    00
    0380315227                           05           01/01/96
     0
    8636029                              O            12/01/25
    0


    1459959          637/728             F          770,000.00
    ZZ
    BLACK               JAMES    A       360        770,000.00
     1
    8301 BLACK BROTHERS COURT          8.125          5,717.23
    68
                                       7.875          5,717.23
1,140,908.00
    LAS VEGAS        NV   89117          2            12/14/95
    00
    0380302126                           05           02/01/96
     0
    47808599                             O            01/01/26
    0


    1459964          171/728             F          180,000.00
    ZZ
    AUNG                TUN      H       360        180,000.00
     1
    7002 VERA TERRACE                  8.250          1,352.28
    52
                                       8.000          1,352.28
 350,000.00
    SAN GABRIEL ARE  CA   91775          1            12/06/95
    00
    0380301672                           05           02/01/96
     0
1


    67052269                             O            01/01/26
    0


    1459973          881/728             F          109,000.00
    ZZ
    MEHRMAND            SIAMAK           360        109,000.00
     1
    5282 TOPAZ STREET                  8.000            799.80
    53
                                       7.750            799.80
 209,000.00
    RANCHO CUCAMONG  CA   91737          1            12/08/95
    00
    0380298761                           03           02/01/96
     0
    601884                               O            01/01/26
    0


    1459983          637/728             F          164,500.00
    ZZ
    SORRIBAS            MARIA    I       360        164,500.00
     2
    1377 WEST 6TH STREET               8.625          1,279.47
    70
                                       8.375          1,279.47
 235,000.00
    BROOKLYN         NY   11223          1            12/27/95
    00
    0380311945                           05           02/01/96
     0
    4038881                              O            01/01/26
    0


    1460160          241/728             F          346,500.00
    ZZ
    SCHAAP JR.          CHARLES  B       360        346,279.05
     1
    301 INGLETON PLACE                 8.250          2,603.14
    90
                                       8.000          2,603.14
 385,000.00
    CASTLE ROCK      CO   80104          1            11/16/95
    01
    0380302860                           03           01/01/96
    17
    1986710                              O            12/01/25
    0


    1460210          171/728             F          180,000.00
    ZZ
    MIDDLETON           CHRISTIANE       360        180,000.00
     1
    10906 INDEPENDENCE AVENUE          8.250          1,352.28
    71
    (CHATSWORTH AREA)                  8.000          1,352.28
 255,000.00
    LOS ANGELES      CA   91311          2            12/19/95
    00
    0380305103                           05           02/01/96
     0
    67052162                             O            01/01/26
    0


    1460223          B98/728             F          452,000.00
    ZZ
    HEARN               GREGORY  K       360        452,000.00
     1
    7189 WOODED LAKE DRIVE             8.125          3,356.09
    80
                                       7.875          3,356.09
 565,000.00
    SAN JOSE         CA   95120          2            12/14/95
    00
    0380304296                           05           02/01/96
     0
    511054                               O            01/01/26
    0


1


    1460245          893/728             F          264,810.00
    ZZ
    KWONG               MARGARET         360        264,810.00
     1
    828 POLARIS AVENUE                 7.750          1,897.13
    70
                                       7.500          1,897.13
 378,300.00
    FOSTER CITY      CA   94404          1            12/13/95
    00
    0380299041                           05           02/01/96
     0
    0819195                              O            01/01/26
    0


    1460262          637/728             F          300,000.00
    ZZ
    BERG                GERALD   R       360        300,000.00
     1
    4743 SOUTH GLENCREST LANE          8.250          2,253.80
    63
                                       8.000          2,253.80
 480,000.00
    MURRAY           UT   84107          1            12/28/95
    00
    0380315375                           05           02/01/96
     0
    3086279                              O            01/01/26
    0


    1460348          640/640             F          228,000.00
    ZZ
    CONNER              SARAH    B       360        227,708.22
     1
    2535 YESTER OAKS DRIVE             8.250          1,712.89
    80
                                       8.000          1,712.89
 285,000.00
    GERMANTOWN       TN   38139          1            10/18/95
    00
    5602073                              05           12/01/95
     0
    5602073                              O            11/01/25
    0


    1460382          640/640             F          500,000.00
    ZZ
    COWART              JOHN     W       360        499,012.12
     1
    4242 GWYNNE AVENUE                 8.125          3,712.49
    74
                                       7.875          3,712.49
 680,000.00
    MEMPHIS          TN   38117          1            09/26/95
    00
    5601638                              05           11/01/95
     0
    5601638                              O            10/01/25
    0


    1460403          670/728             F          400,000.00
    ZZ
    COTTER              TIMOTHY  J       360        399,447.63
     1
    1322 GREEN LANE                    7.875          2,900.28
    80
                                       7.625          2,900.28
 505,000.00
    LA CANADA-FLINT  CA   91011          5            10/19/95
    00
    0380286758                           05           12/01/95
     0
    2267802                              O            11/01/25
    0


    1460445          670/728             F          299,000.00
    ZZ
    MCGUIRE             STEVEN   K       360        298,794.23
     1
    1549 HILLCREST ROAD                7.875          2,167.96
    59
                                       7.625          2,167.96
 510,000.00
1


    SANTA BARBARA    CA   93103          5            11/02/95
    00
    0380286980                           05           01/01/96
     0
    30264693                             O            12/01/25
    0


    1460456          670/728             F          648,000.00
    ZZ
    SCHREIBER           ROBERT   F       360        647,127.50
     1
    36 EUCALYPTUS ROAD                 8.000          4,754.80
    80
                                       7.750          4,754.80
 810,000.00
    OAKLAND          CA   94705          5            10/25/95
    00
    0380287095                           05           12/01/95
     0
    30389267                             O            11/01/25
    0


    1460466          670/728             F          400,000.00
    ZZ
    KLEIN               ANDREW   W       360        399,447.63
     1
    191 S. STARLIGHT DR.               7.875          2,900.28
    73
                                       7.625          2,900.28
 555,000.00
    ANAHEIM          CA   92807          5            10/27/95
    00
    0380287178                           05           12/01/95
     0
    30403707                             O            11/01/25
    0


    1460525          B98/728             F          280,000.00
    ZZ
    MAZZA               MICHAEL  J       360        280,000.00
     1
    701 FRANCIS DRIVE                  8.250          2,103.55
    88
                                       8.000          2,103.55
 320,000.00
    LAFAYETTE        CA   94549          2            12/11/95
    11
    0380302258                           05           02/01/96
    25
    511001                               O            01/01/26
    0


    1460572          638/728             F          250,150.00
    ZZ
    REAGON              RONALD   M       360        250,150.00
     1
    189 EAGLE DRIVE                    7.875          1,813.76
    90
                                       7.625          1,813.76
 277,953.00
    GOLDEN           CO   80403          1            12/19/95
    12
    0380314170                           05           02/01/96
    25
    8519286                              O            01/01/26
    0


    1460603          111/111             F          500,000.00
    ZZ
    GOULD               GORDON   R       360        499,407.48
     1
    92 GRAYATT DRIVE                   8.625          3,888.95
    61
                                       8.375          3,888.95
 825,000.00
    OAKLAND          CA   94705          5            10/12/95
    00
    633196                               05           12/01/95
     0
    633196                               O            11/01/25
    0
1




    1460668          776/728             F          232,000.00
    ZZ
    CURRAN              GERALD   P       360        231,859.45
     1
    24291 CATALUNA CIRCLE              8.500          1,783.88
    80
                                       8.250          1,783.88
 290,000.00
    MISSION VIEJO    CA   92675          5            11/15/95
    00
    0380302092                           05           01/01/96
     0
    6124883                              O            12/01/25
    0


    1460751          056/728             F          330,000.00
    ZZ
    MAESTOSO            ALESSANDR        360        330,000.00
     1
    1091 COUNTRY CLUB DRIVE            8.250          2,479.18
    78
                                       8.000          2,479.18
 425,000.00
    PETALUMA         CA   94952          2            12/13/95
    00
    0380307034                           03           02/01/96
     0
    7937280                              O            01/01/26
    0


    1460776          E13/728             F          159,400.00
    ZZ
    THOMSON             MICHAEL  G       360        159,400.00
     1
    3140 VISTA DE CHAPARROS DRIVE      8.250          1,197.52
    75
                                       8.000          1,197.52
 215,000.00
    JAMUL            CA   91935          2            12/12/95
    00
    0380300567                           05           02/01/96
     0
    9510082                              O            01/01/26
    0


    1460861          601/728             F          233,100.00
    ZZ
    GISH                PEARL    L       360        232,951.36
     1
    2542 EAST CREEK ROAD               8.250          1,751.20
    90
                                       8.000          1,751.20
 259,000.00
    SANDY            UT   84093          1            11/07/95
    01
    0380293663                           05           01/01/96
    25
    272213                               O            12/01/25
    0


    1460879          B85/728             F          254,400.00
    ZZ
    MIEHER              STUART   R       360        254,400.00
     1
    30 JACKSON ROAD                    8.125          1,888.91
    80
                                       7.875          1,888.91
 318,000.00
    BELMONT          MA   02178          2            12/22/95
    00
    0380304247                           05           02/01/96
     0
    0130103                              O            01/01/26
    0


    1460887          070/728             F          500,000.00
    ZZ
    SEVILLE             EUGENE   A       360        499,326.79
     1
1


    108 CAMAS LOOP                     8.000          3,668.82
    73
                                       7.750          3,668.82
 690,000.00
    SUN VALLEY       ID   83354          1            10/24/95
    00
    0380305673                           03           12/01/95
     0
    3285234                              O            11/01/25
    0


    1460889          070/728             F          364,000.00
    ZZ
    BORGOGNI            FILIPPO          360        363,534.18
     1
    447 PARK AVENUE                    8.250          2,734.61
    80
                                       8.000          2,734.61
 455,000.00
    RYE              NY   10580          1            10/27/95
    00
    0380305707                           05           12/01/95
     0
    4024195                              O            11/01/25
    0


    1460890          070/728             F          235,000.00
    ZZ
    MARGOSIAN           GERALD   A       360        233,982.00
     1
    10364 NORTH SINCLAIR CIRCLE        8.500          1,806.95
    80
                                       8.250          1,806.95
 294,000.00
    FRESNO           CA   93720          1            05/10/95
    00
    0380305731                           03           07/01/95
     0
    4142266                              O            06/01/25
    0


    1460891          070/728             F          150,000.00
    ZZ
    MIN                 HENRY    D       360        149,515.12
     1
    2499 KAPIOLANI BLVD #1609          8.250          1,126.90
    42
                                       8.000          1,126.90
 365,000.00
    HONOLULU         HI   96826          2            08/02/95
    00
    0380305756                           06           09/01/95
     0
    4188285                              O            08/01/25
    0


    1460893          070/728             F          140,000.00
    ZZ
    MAIZNER             SUSAN    H       360        139,433.56
     1
    4919 E. CALLE DE LAS ESTRELLAS     9.500          1,177.20
    64
                                       9.250          1,177.20
 220,000.00
    CAVE CREEK       AZ   85331          1            04/25/95
    00
    0380305780                           03           06/01/95
     0
    4413928                              O            05/01/25
    0


    1460894          070/728             F          251,750.00
    BB
    KISTER              TOMMY    J       360        250,929.32
     1
    28812 SHADOW VALLEY LANE           9.875          2,186.07
    95
                                       9.625          2,186.07
 265,000.00
    SANTA CLARITA A  CA   91350          1            05/09/95
    01
    0380305830                           05           07/01/95
    30
1


    4443482                              O            06/01/25
    0


    1460895          070/728             F          248,800.00
    ZZ
    RICKER JR           GARY     D       360        248,344.61
     1
    319 VICTORY BOULEVARD              8.500          1,913.06
    90
                                       8.250          1,913.06
 277,000.00
    NEW ROCHELLE     NY   10804          2            09/12/95
    14
    0380305863                           05           11/01/95
    25
    4476513                              O            10/01/25
    0


    1460896          070/728             F          101,400.00
    ZZ
    CARDENAS            ANDREW   S       360        101,118.33
     1
    15 LANCASTER COURT UNIT 200        9.875            880.51
    70
                                       9.625            880.51
 144,900.00
    NANUET           NY   10954          1            06/28/95
    00
    0380305889                           01           08/01/95
     0
    4487539                              O            07/01/25
    0


    1460897          070/728             F          123,750.00
    ZZ
    LAROSA              ANNA             360        123,406.92
     1
    1668 KROLL RAOD                    9.000            995.72
    75
                                       8.750            995.72
 165,000.00
    EAST MEADOW      NY   11554          1            07/05/95
    00
    0380305954                           05           09/01/95
     0
    4542488                              O            08/01/25
    0


    1460898          070/728             F          114,000.00
    ZZ
    SQUIRES             DONALD   G       360        113,295.68
     1
    36261 PARK LANE CIRCLE             9.500            958.57
    56
                                       9.250            958.57
 204,900.00
    FARMINGTON HILL  MI   48335          1            05/19/95
    00
    0380305962                           03           07/01/95
     0
    4584791                              O            06/01/25
    0


    1460899          070/728             F          219,000.00
    ZZ
    LEGGETT             ROBERT   L       360        217,964.13
     1
    94-1169 LUMIKULA STREET            8.500          1,683.92
    68
                                       8.250          1,683.92
 325,000.00
    WAIPAHU          HI   96797          2            05/25/95
    00
    0380305988                           05           07/01/95
     0
    4610914                              O            06/01/25
    0


1


    1460900          070/728             F          256,405.00
    ZZ
    SPENCE              MICHAEL  R       360        255,798.30
     1
    6 KIVA PLACE                       8.500          1,971.53
    95
                                       8.250          1,971.53
 269,900.00
    SANDIA PARK      NM   87047          1            09/14/95
    14
    0380305996                           05           11/01/95
    30
    4690453                              O            10/01/25
    0


    1460901          070/728             F          103,750.00
    ZZ
    WOLFF               JAY              360        103,430.49
     1
    456 READS LANE, UNIT #2            8.500            797.75
    70
                                       8.250            797.75
 148,220.00
    FAR ROCKAWAY     NY   11691          1            07/27/95
    00
    0380306028                           01           09/01/95
     0
    4700811                              O            08/01/25
    0


    1460902          070/728             F          312,000.00
    ZZ
    DREWS               JAMES    E       360        310,722.78
     1
    2375 LEEWARD CIRCLE                8.000          2,289.35
    80
                                       7.750          2,289.35
 390,000.00
    THOUSAND OAKS    CA   91361          2            06/04/95
    00
    0380306069                           03           08/01/95
     0
    4735620                              O            07/01/25
    0


    1460903          070/728             F          268,100.00
    ZZ
    HURLEY              JOHN     R       360        266,241.35
     1
    95 INTERVALE ROAD UNIT 18          8.125          1,990.64
    90
                                       7.875          1,990.64
 297,925.00
    STAMFORD         CT   06905          1            06/27/95
    04
    0380306085                           01           08/01/95
    25
    4755737                              O            07/01/25
    0


    1460907          070/728             F          338,000.00
    ZZ
    APPENFELDT          LINDA    L       360        336,650.74
     1
    8380 W. GULF BOULEVARD             8.125          2,509.64
    70
                                       7.875          2,509.64
 483,000.00
    TREASURE ISLAND  FL   33706          2            06/28/95
    00
    0380306119                           05           08/01/95
     0
    4885560                              O            07/01/25
    0


    1460908          070/728             F          175,000.00
    ZZ
    DUESENBERG          KENNETH  W       360        174,299.62
     1
    488 JACKSON STREET                 8.125          1,299.37
    54
                                       7.875          1,299.37
 325,000.00
1


    DENVER           CO   80206          2            06/26/95
    00
    0380306143                           09           08/01/95
     0
    4909813                              O            07/01/25
    0


    1460909          070/728             F          440,000.00
    ZZ
    WAUGH               RICHARD  A       360        439,407.58
     1
    15505 LIVE OAK SPRINGS             8.000          3,228.56
    66
                                       7.750          3,228.56
 670,000.00
    CANYON COUNTRY   CA   91351          2            10/25/95
    00
    0380306168                           05           12/01/95
     0
    4922372                              O            11/01/25
    0


    1460910          070/728             F          127,500.00
    ZZ
    SANCHEZ             MILEDYS          360        127,218.29
     1
    31 SEMINARY AVENUE                 9.000          1,025.89
    68
                                       8.750          1,025.89
 187,500.00
    YONKERS          NY   10704          1            08/25/95
    00
    0380306192                           05           10/01/95
     0
    4986229                              O            09/01/25
    0


    1460911          070/728             F          385,000.00
    ZZ
    HOWELL              CLINTON  R       360        384,252.10
     1
    448 LONG RIDGE ROAD                8.250          2,892.38
    53
                                       8.000          2,892.38
 735,000.00
    BEDFORD          NY   10506          2            09/13/95
    00
    0380306226                           05           11/01/95
     0
    5026877                              O            10/01/25
    0


    1460913          070/728             F          671,000.00
    ZZ
    SHULITS             WALTER   W       360        669,523.56
     1
    6 PIG ROCK LANE                    9.125          5,459.48
    77
                                       8.875          5,459.48
 879,000.00
    MARBLEHEAD       MA   01945          2            08/28/95
    00
    0380306259                           05           10/01/95
     0
    5038563                              O            09/01/25
    0


    1460914          070/728             F          407,000.00
    ZZ
    MURATORE            ROBERT   P       360        406,452.00
     1
    84 VAN HOUTON AVENUE               8.000          2,986.42
    77
                                       7.750          2,986.42
 535,000.00
    CHATHAM TWP.     NJ   07928          2            10/31/95
    00
    0380306283                           05           12/01/95
     0
    5042275                              O            11/01/25
    0
1




    1460915          070/728             F          270,000.00
    ZZ
    COULTER             JOHN     P       360        269,479.92
     1
    2215 OVERLOOK LANE                 8.250          2,028.42
    92
                                       8.000          2,028.42
 295,681.00
    FOGELSVILLE      PA   18051          1            09/29/95
    21
    0380306291                           05           11/01/95
    30
    5049345                              O            10/01/25
    0


    1460916          070/728             F           54,000.00
    ZZ
    LUTZNER             JEFFREY  A       360         53,449.61
     1
    4918 CEDAR AVENUE                  8.000            396.23
    60
                                       7.750            396.23
  91,000.00
    PHILADELPHIA     PA   19143          5            08/08/95
    00
    0380306317                           07           10/01/95
     0
    5049520                              O            09/01/25
    0


    1460917          070/728             F          395,000.00
    ZZ
    DAWSON JR           HARRY    S       360        394,454.55
     1
    27050 BIG HORN MOUNTAIN WAY        7.875          2,864.02
    65
                                       7.625          2,864.02
 610,000.00
    YORBA LINDA      CA   92687          1            10/26/95
    00
    0380306341                           05           12/01/95
     0
    5052691                              O            11/01/25
    0


    1460918          070/728             F          240,000.00
    T
    TICO                RICHARD  J       360        239,118.63
     1
    1724 CALLE CERRO                   8.000          1,761.03
    86
                                       7.750          1,761.03
 280,000.00
    SANTA BARBARA    CA   93101          1            07/20/95
    14
    0380306374                           05           09/01/95
    30
    5054455                              O            08/01/25
    0


    1460919          070/728             F          485,000.00
    ZZ
    MARQUISS            GUY      Q       360        483,718.03
     1
    5528 55TH AVENUE NORTHEAST         8.125          3,601.11
    56
                                       7.875          3,601.11
 870,000.00
    SEATTLE          WA   98105          5            08/30/95
    00
    0380306408                           05           10/01/95
     0
    5056429                              O            09/01/25
    0


    1460920          070/728             F          237,750.00
    ZZ
    PROBERT             DUDLEY   L       360        237,421.69
     1
1


    1769 NORTH HIGH COUNTRY DRIVE      7.875          1,723.85
    75
                                       7.625          1,723.85
 317,000.00
    OREM             UT   84057          5            10/24/95
    00
    0380306424                           05           12/01/95
     0
    5057829                              O            11/01/25
    0


    1460921          070/728             F          221,200.00
    ZZ
    SMALL               MARK     F       360        220,728.62
     1
    5066 BOBBIE AVENUE                 7.750          1,584.70
    86
                                       7.500          1,584.70
 258,000.00
    SAN JOSE         CA   95130          2            09/15/95
    14
    0380306440                           05           11/01/95
    17
    5130125                              O            10/01/25
    0


    1460922          070/728             F          222,800.00
    ZZ
    DAVIS               ERIC     D       360        222,507.53
     1
    20015 MOHAWK TRAIL                 8.125          1,654.28
    79
                                       7.875          1,654.28
 284,000.00
    OLYMPIA FIELDS   IL   60461          2            10/26/95
    00
    0380306465                           05           12/01/95
     0
    5206498                              O            11/01/25
    0


    1460923          070/728             F          640,000.00
    ZZ
    SLEMAKER            JAMES    G       360        638,601.51
     1
    1011 KAGAWA STREET                 7.625          4,529.88
    80
                                       7.375          4,529.88
 800,000.00
    PACIFIC PALISAD  CA   90272          2            09/15/95
    00
    0380306499                           05           11/01/95
     0
    5207275                              O            10/01/25
    0


    1460924          070/728             F          216,000.00
    ZZ
    BATKE               JOHN     W       360        215,716.46
     1
    1919 CROMWELL DRIVE                8.125          1,603.79
    80
                                       7.875          1,603.79
 270,000.00
    WHEATON          IL   60187          1            10/27/95
    00
    0380306523                           05           12/01/95
     0
    5211736                              O            11/01/25
    0


    1460925          070/728             F          244,150.00
    ZZ
    WHITE               HERBERT  R       360        243,651.00
     1
    2035 BARNETT WAY                   9.375          2,030.72
    95
                                       9.125          2,030.72
 257,040.00
    LOS ANGELES      CA   90023          1            08/24/95
    14
    0380306564                           05           10/01/95
    30
1


    5224795                              O            09/01/25
    0


    1460926          070/728             F          362,600.00
    ZZ
    BERGAN              GREGORY  L       360        361,711.97
     1
    24649 OVERLAND DRIVE               8.500          2,788.08
    90
                                       8.250          2,788.08
 402,903.00
    WEST HILLS (ARE  CA   91304          1            08/25/95
    14
    0380306598                           03           10/01/95
    30
    5254747                              O            09/01/25
    0


    1460927          070/728             F          357,500.00
    T
    MARSHALL            HUBERT           360        357,006.33
     1
    1705 WINCANTON DRIVE               7.875          2,592.12
    70
                                       7.625          2,592.12
 510,747.00
    LAS VEGAS        NV   89134          1            10/25/95
    00
    0380306622                           03           12/01/95
     0
    5255756                              O            11/01/25
    0


    1460928          070/728             F          270,750.00
    ZZ
    MARCO               PHILLIP  C       360        270,356.84
     1
    4683 SANTORINI DRIVE               7.625          1,916.35
    80
                                       7.375          1,916.35
 338,453.00
    CYPRESS          CA   90630          1            10/20/95
    00
    0380306648                           05           12/01/95
     0
    5258584                              O            11/01/25
    0


    1460929          070/728             F          245,000.00
    ZZ
    LILLY               E        B       360        244,686.48
     1
    4209 W. 104TH TERR.                8.250          1,840.60
    71
                                       8.000          1,840.60
 346,000.00
    OVERLAND PARK    KS   66207          2            10/31/95
    00
    0380306663                           03           12/01/95
     0
    5372260                              O            11/01/25
    0


    1460930          070/728             F           78,350.00
    ZZ
    LEONETTI            ROBERT   J       360         78,249.73
     1
    1982 44TH AVENUE COURT             8.250            588.62
    50
                                       8.000            588.62
 159,000.00
    GREELEY          CO   80634          5            10/26/95
    00
    0380306689                           05           12/01/95
     0
    5378372                              O            11/01/25
    0


1


    1460931          070/728             F          214,200.00
    ZZ
    KONOPKA             ANDREA           360        213,932.81
     1
    921 N PROSPECT                     8.375          1,628.07
    90
                                       8.125          1,628.07
 238,000.00
    PARK RIDGE       IL   60068          1            10/27/95
    14
    0380306697                           05           12/01/95
    25
    5387010                              O            11/01/25
    0


    1460932          070/728             F          250,000.00
    ZZ
    SHALOM              EDDY             360        249,453.72
     1
    24228 NOTTINGHAM COURT             7.625          1,769.48
    55
                                       7.375          1,769.48
 460,000.00
    VALENCIA         CA   91355          5            09/26/95
    00
    0380306705                           05           11/01/95
     0
    5389516                              O            10/01/25
    0


    1460933          070/728             F          216,000.00
    ZZ
    BAKER               CARROL           360        215,549.10
     1
    ONE BRADFORD AVENUE                8.750          1,699.27
    80
                                       8.500          1,699.27
 270,000.00
    WHITE PLAINS     NY   10603          1            10/12/95
    00
    0380306713                           05           12/01/95
     0
    5481810                              O            11/01/25
    0


    1460935          070/728             F          355,000.00
    ZZ
    BLUMENREICH         GENE     A       360        354,224.27
     1
    123 BRATTLE STREET                 7.625          2,512.67
    65
                                       7.375          2,512.67
 554,000.00
    CAMBRIDGE        MA   02138          2            09/18/95
    00
    0380306721                           05           11/01/95
     0
    5496984                              O            10/01/25
    0


    1460936          070/728             F          376,200.00
    ZZ
    SILVEIRA            JOE      N       360        374,684.46
     1
    390 VIA BANDOLERO                  8.250          2,826.26
    90
                                       8.000          2,826.26
 418,000.00
    ARROYO GRANDE    CA   93420          1            10/27/95
    14
    0380306739                           05           12/01/95
    25
    5501596                              O            11/01/25
    0


    1460937          070/728             F          237,600.00
    ZZ
    MALAGUTI            PETER    M       360        237,318.43
     1
    LOT 17 NOEL ROAD                   8.625          1,848.03
    90
                                       8.375          1,848.03
 264,000.00
1


    ANDOVER          MA   01810          1            10/26/95
    01
    0380306747                           05           12/01/95
    25
    5519290                              O            11/01/25
    0


    1460939          070/728             F          260,000.00
    ZZ
    LOVE                ROBERT   G       360        259,658.71
     1
    2713 STARBIRD DRIVE                8.125          1,930.49
    64
                                       7.875          1,930.49
 410,000.00
    COSTA MESA,      CA   92626          2            10/24/95
    00
    0380306754                           05           12/01/95
     0
    5552651                              O            11/01/25
    0


    1460940          070/728             F          103,600.00
    ZZ
    OLTMANS             RICHARD  H       360        103,533.94
     1
    4911 SW 164TH TERRACE              8.250            778.31
    70
                                       8.000            778.31
 148,000.00
    FORT LAUDERDALE  FL   33331          1            11/03/95
    00
    0380306762                           05           01/01/96
     0
    5554862                              O            12/01/25
    0


    1460941          070/728             F          350,000.00
    ZZ
    DE MONG             RICHARD  F       360        349,504.36
     1
    881 TILMAN RD                      7.750          2,507.44
    67
                                       7.500          2,507.44
 525,000.00
    CHARLOTTESVILLE  VA   22901          1            10/31/95
    00
    0380306770                           05           12/01/95
     0
    5566555                              O            11/01/25
    0


    1460944          070/728             F          299,200.00
    ZZ
    GREENAWALT          MICHAEL  D       360        298,638.18
     1
    16862 MARIPOSA AVENUE              8.375          2,274.14
    95
                                       8.125          2,274.14
 314,950.00
    RIVERSIDE        CA   92504          1            09/27/95
    14
    0380306788                           05           11/01/95
    30
    5589521                              O            10/01/25
    0


    1460946          070/728             F          189,500.00
    ZZ
    SERPA               HILARY           360        189,269.59
     1
    6234 MOJAVE DRIVE                  8.500          1,457.09
    58
                                       8.250          1,457.09
 330,000.00
    SAN JOSE         CA   95120          2            10/18/95
    00
    0380306796                           05           12/01/95
     0
    5628725                              O            11/01/25
    0
1




    1460947          070/728             F          108,500.00
    ZZ
    BLAKE               ANITA    M       360        108,381.02
     1
    6836 E. VIA VIGNA                  9.000            873.02
    70
                                       8.750            873.02
 155,000.00
    TUCSON           AZ   85750          1            10/03/95
    00
    0380306804                           09           12/01/95
     0
    5632238                              O            11/01/25
    0


    1460949          070/728             F          300,000.00
    ZZ
    CASNER              STEPHEN  L       360        299,585.73
     1
    1454 REVELSTOKE WAY                7.875          2,175.21
    65
                                       7.625          2,175.21
 465,000.00
    SUNNYVALE        CA   94087          1            10/18/95
    00
    0380306812                           05           12/01/95
     0
    5635182                              O            11/01/25
    0


    1460950          070/728             F          228,750.00
    ZZ
    YOUNGER             GLEN     E       360        228,457.27
     1
    440 ATHENS STREET                  8.250          1,718.52
    75
                                       8.000          1,718.52
 305,000.00
    (ALTADENA AREA)  CA   91001          2            10/26/95
    00
    0380306838                           05           12/01/95
     0
    5644097                              O            11/01/25
    0


    1460951          070/728             F          259,445.00
    ZZ
    FIGARI              DAVID            360        259,160.49
     1
    11 BEDELL ROAD                     9.000          2,087.56
    65
                                       8.750          2,087.56
 405,000.00
    AMAWALK          NY   10501          2            10/12/95
    00
    0380306853                           05           12/01/95
     0
    5653140                              O            11/01/25
    0


    1460952          070/728             F          232,000.00
    ZZ
    BELL                DON      D       360        231,417.13
     1
    5105 FOREST HILL DRIVE             8.375          1,763.37
    80
                                       8.125          1,763.37
 290,000.00
    FLOWER MOUND     TX   75028          1            09/01/95
    00
    0380306861                           05           10/01/95
     0
    5702123                              O            09/01/25
    0


    1460953          070/728             F          223,200.00
    ZZ
    FRIERSON JR         HARRY            360        222,891.79
     1
1


    4200 DON ORTEGA PLACE              7.875          1,618.35
    80
                                       7.625          1,618.35
 279,000.00
    LOS ANGELES      CA   90008          1            10/17/95
    00
    0380306879                           05           12/01/95
     0
    5721938                              O            11/01/25
    0


    1460955          070/728             F          348,000.00
    ZZ
    LEBEN               MURRAY   J       360        346,772.36
     1
    1325 TRAFALGAR STREET              8.125          2,583.89
    74
                                       7.875          2,583.89
 475,000.00
    TOWNSHIP OF TEA  NJ   07666          2            11/01/95
    00
    0380306895                           05           01/01/96
     0
    5752272                              O            12/01/25
    0


    1460956          070/728             F          277,000.00
    ZZ
    FITZPATRICK         BARRY    M       360        276,465.90
     1
    16020 169TH AVENUE NORTHEAST       8.250          2,081.01
    80
                                       8.000          2,081.01
 347,000.00
    WOODINVILLE      WA   98072          2            09/15/95
    00
    0380306903                           05           11/01/95
     0
    5759475                              O            10/01/25
    0


    1460957          070/728             F          240,000.00
    ZZ
    DI MAIO             VIRGINIA S       360        239,651.50
     1
    14 PASEO DE PINONES                7.625          1,698.70
    50
                                       7.375          1,698.70
 485,000.00
    SANTA FE         NM   87505          1            10/27/95
    00
    0380306911                           05           12/01/95
     0
    5767008                              O            11/01/25
    0


    1460958          070/728             F          351,300.00
    ZZ
    FORD                DEWAYNE  M       360        350,850.44
     1
    215 GREY SQUIRREL WAY              8.250          2,639.20
    80
                                       8.000          2,639.20
 440,000.00
    FRANKTOWN        CO   80116          2            10/30/95
    00
    0380306929                           05           12/01/95
     0
    5769313                              O            11/01/25
    0


    1460959          070/728             F          216,000.00
    BB
    ROBINSON            ELUERICH         360        215,591.98
     1
    11720 CHRISTY STREET               9.750          1,855.77
    90
                                       9.500          1,855.77
 240,000.00
    CERRITOS         CA   90703          1            08/17/95
    04
    0380306937                           05           10/01/95
    30
1


    5778180                              O            09/01/25
    0


    1460960          070/728             F          260,000.00
    ZZ
    KELLY               PATRICK  W       360        259,524.11
     1
    330 WHITING WOODS ROAD             8.500          1,999.18
    90
                                       8.250          1,999.18
 289,500.00
    GLENDALE         CA   91208          1            09/18/95
    04
    0380306945                           05           11/01/95
    25
    5782841                              O            10/01/25
    0


    1460961          070/728             F          207,450.00
    ZZ
    MUNOZ               WILLIAM          360        207,177.68
     1
    1541 COOLCREST AVENUE              8.125          1,540.31
    90
                                       7.875          1,540.31
 230,500.00
    UPLAND           CA   91786          1            10/25/95
    14
    0380306952                           05           12/01/95
    25
    5818068                              O            11/01/25
    0


    1460962          070/728             F          293,000.00
    ZZ
    HEWITT III          CLIFFORD B       360        292,702.91
     1
    593 NORTH DYER CIRCLE              9.375          2,437.03
    51
                                       9.125          2,437.03
 575,000.00
    INCLINE VILLAGE  NV   89451          2            10/02/95
    00
    0380306960                           05           12/01/95
     0
    5824556                              O            11/01/25
    0


    1460963          070/728             F          555,750.00
    ZZ
    BRENNER             THOMAS   S       360        554,962.99
     1
    1717 MIDDLEFIELD ROAD              7.750          3,981.46
    75
                                       7.500          3,981.46
 741,000.00
    PALO ALTO        CA   94301          1            10/09/95
    00
    0380306978                           05           12/01/95
     0
    5824902                              O            11/01/25
    0


    1460964          070/728             F          270,750.00
    ZZ
    QUADRA              ANTONIO  G       360        270,577.36
     1
    255 ESTELLE LANE                   8.250          2,034.05
    95
                                       8.000          2,034.05
 285,000.00
    DALY CITY        CA   94014          2            10/27/95
    14
    0380306986                           07           01/01/96
    30
    5825265                              O            12/01/25
    0


1


    1460965          070/728             F          273,000.00
    ZZ
    DRABIK              DOUGLAS  A       360        272,693.64
     1
    39 COPPERFIELD DRIVE               9.375          2,270.68
    61
                                       9.125          2,270.68
 450,000.00
    HAWTHORN WOODS   IL   60047          2            10/19/95
    00
    0380306994                           03           12/01/95
     0
    5843212                              O            11/01/25
    0


    1460966          070/728             F          223,000.00
    ZZ
    ROBERTS             IAN      Z       360        222,838.60
     1
    13942 SW HIGH TOR DRIVE            7.625          1,578.38
    71
                                       7.375          1,578.38
 318,000.00
    TIGARD           OR   97224          1            11/01/95
    00
    0380307000                           05           01/01/96
     0
    5844133                              O            12/01/25
    0


    1460967          070/728             F          234,600.00
    ZZ
    WANICKE JR          ROBERT   J       360        234,457.88
     1
    764 PIERCE                         8.500          1,803.87
    85
                                       8.250          1,803.87
 276,000.00
    BIRMINGHAM       MI   48009          1            11/06/95
    04
    0380307018                           05           01/01/96
    25
    5882342                              O            12/01/25
    0


    1460969          070/728             F          250,000.00
    ZZ
    STILES              ROBERT   F       360        249,663.40
     1
    147 EL LEVANTE                     8.000          1,834.41
    70
                                       7.750          1,834.41
 362,000.00
    SAN CLEMENTE     CA   92672          2            10/02/95
    00
    0380307026                           05           12/01/95
     0
    5903688                              O            11/01/25
    0


    1460970          070/728             F          242,000.00
    ZZ
    NELSON              STEVEN   S       360        241,674.16
     1
    19192 RED BLUFF DRIVE              8.000          1,775.71
    74
                                       7.750          1,775.71
 330,000.00
    TRABUCO CANYON   CA   92679          2            10/23/95
    00
    0380307042                           03           12/01/95
     0
    5920487                              O            11/01/25
    0


    1460971          070/728             F          258,000.00
    ZZ
    COX                 DAVID    S       360        257,634.64
     1
    9860 S. CLAIRTON COURT             7.750          1,848.34
    79
                                       7.500          1,848.34
 327,500.00
1


    HIGHLANDS RANCH  CO   80126          2            11/01/95
    00
    0380307059                           03           12/01/95
     0
    5925320                              O            11/01/25
    0


    1460972          070/728             F          322,000.00
    ZZ
    JOHNSTON            RICHARD  K       360        321,608.48
     1
    34737 FARIVIEW ROAD                8.500          2,475.90
    48
                                       8.250          2,475.90
 680,000.00
    OCONOMOWOC       WI   53066          2            10/06/95
    00
    0380307067                           05           12/01/95
     0
    6079459                              O            11/01/25
    0


    1460973          070/728             F          239,800.00
    ZZ
    QUINTAL             JOSE     J       360        238,382.48
     1
    29441 CLIPPER WAY                  8.000          1,759.57
    80
                                       7.750          1,759.57
 299,800.00
    LAGUNA NIGUEL    CA   92677          1            10/26/95
    00
    0380307075                           03           12/01/95
     0
    6089307                              O            11/01/25
    0


    1460974          070/728             F          263,200.00
    ZZ
    MCKAY               KIM      L       360        262,192.15
     1
    1054 SOUTH MOUNTVALE               8.500          2,023.78
    80
                                       8.250          2,023.78
 329,000.00
    ANAHEIM HILLS    CA   92808          1            10/30/95
    00
    0380307083                           03           12/01/95
     0
    6089727                              O            11/01/25
    0


    1460975          070/728             F          242,000.00
    ZZ
    HAYES               STEPHEN  A       360        241,565.82
     1
    150 ARBOR LANE                     7.875          1,754.67
    77
                                       7.625          1,754.67
 315,000.00
    LONGVIEW         WA   98632          2            10/19/95
    00
    0380307091                           05           12/01/95
     0
    6091092                              O            11/01/25
    0


    1460976          070/728             F          292,000.00
    ZZ
    WILKINSON           MICHAEL  D       360        291,425.63
     1
    2916 NORTH 28TH STREET             8.250          2,193.70
    80
                                       8.000          2,193.70
 367,000.00
    TACOMA           WA   98407          2            10/25/95
    00
    0380307109                           05           12/01/95
     0
    6091606                              O            11/01/25
    0
1




    1460977          070/728             F          280,800.00
    ZZ
    LIEVENSE            ARLEIGH  M       360        280,421.92
     1
    4121 VAN BEEK ROAD KPN             8.000          2,060.41
    80
                                       7.750          2,060.41
 351,000.00
    LAKEBAY          WA   98349          1            10/24/95
    00
    0380307117                           05           12/01/95
     0
    6092016                              O            11/01/25
    0


    1460978          070/728             F          260,750.00
    ZZ
    MILLER              JAMES    L       360        260,416.31
     1
    13996 EAST HAMILTON DRIVE          8.250          1,958.93
    90
                                       8.000          1,958.93
 289,750.00
    AURORA           CO   80014          1            11/02/95
    04
    0380307125                           05           12/01/95
    25
    6094977                              O            11/01/25
    0


    1460979          070/728             F          324,000.00
    ZZ
    BOZZI               CARMINE  J       360        323,541.16
     1
    3894 WEST NANCY CREEK COURT        7.750          2,321.18
    79
                                       7.500          2,321.18
 415,000.00
    ATLANTA          GA   30319          2            10/25/95
    00
    0380307133                           05           12/01/95
     0
    6101877                              O            11/01/25
    0


    1460980          070/728             F           48,000.00
    ZZ
    CORONEL             JOSE             360         47,921.56
     1
    300 SAN LUIS REY                   8.750            377.62
    60
                                       8.500            377.62
  80,000.00
    DOUGLAS          AZ   85607          5            10/26/95
    00
    0380307141                           05           12/01/95
     0
    6104676                              O            11/01/25
    0


    1460981          070/728             F          350,000.00
    ZZ
    BERGER              DAVID    J       360        349,528.74
     1
    3256 CLIFTON COURT                 8.000          2,568.18
    90
                                       7.750          2,568.18
 389,000.00
    PALO ALTO        CA   94306          1            10/19/95
    04
    0380307158                           05           12/01/95
    17
    6117802                              O            11/01/25
    0


    1460982          070/728             F          260,800.00
    ZZ
    WALL                DENNIS   W       360        260,466.26
     1
1


    1273 EAST 810 SOUTH                8.250          1,959.30
    80
                                       8.000          1,959.30
 330,000.00
    ALPINE           UT   84004          2            10/27/95
    00
    0380307166                           05           12/01/95
     0
    6123777                              O            11/01/25
    0


    1460983          070/728             F          248,000.00
    T
    CRETE               MICHAEL  J       360        247,682.63
     1
    01410 LA LONDE ROAD                8.250          1,863.14
    80
                                       8.000          1,863.14
 310,000.00
    EAST JORDAN      MI   49727          1            10/13/95
    00
    0380307182                           05           12/01/95
     0
    6361993                              O            11/01/25
    0


    1460984          070/728             F          296,400.00
    ZZ
    WILLARD-MACK        JONATHAN H       360        295,566.05
     1
    110 BEAUMONT ROAD                  7.750          2,123.45
    95
                                       7.500          2,123.45
 312,000.00
    NEWTOWN          PA   18940          1            10/06/95
    14
    0380307190                           05           12/01/95
    30
    6373890                              O            11/01/25
    0


    1460986          070/728             F          236,610.00
    ZZ
    WHITE               ERIC             360        235,732.74
     1
    1654 MICHELTORENA STREET           8.125          1,756.82
    90
                                       7.875          1,756.82
 262,900.00
    LOS ANGELES      CA   90026          1            10/20/95
    14
    0380307216                           05           12/01/95
    25
    6405915                              O            11/01/25
    0


    1460988          070/728             F          233,300.00
    ZZ
    GALL                DONALD   A       360        233,001.45
     1
    9833 EAST CORTEZ STREET            8.250          1,752.70
    73
                                       8.000          1,752.70
 320,000.00
    SCOTTSDALE       AZ   85260          2            10/23/95
    00
    0380307232                           05           12/01/95
     0
    6406253                              O            11/01/25
    0


    1460989          070/728             F          252,000.00
    ZZ
    WILBEE              JAMES    H       360        251,685.65
     1
    67 BRENTWOOD AVENUE                8.375          1,915.38
    75
                                       8.125          1,915.38
 336,000.00
    SAN FRANCISCO    CA   94127          5            10/23/95
    00
    0380307240                           05           12/01/95
     0
1


    6410152                              O            11/01/25
    0


    1460990          070/728             F          240,350.00
    ZZ
    BRAYTON             DAWN             360        240,018.11
     1
    25350 IRVING DRIVE                 7.875          1,742.70
    95
                                       7.625          1,742.70
 253,000.00
    STEVENSON RANCH  CA   91381          1            11/01/95
    14
    0380307257                           03           12/01/95
    30
    6411606                              O            11/01/25
    0


    1460992          070/728             F          429,000.00
    ZZ
    LEE                 KUEN     H       360        428,392.48
     1
    5240 HASKELL STREET                7.750          3,073.41
    78
                                       7.500          3,073.41
 550,000.00
    LA CANADA        CA   91011          2            10/25/95
    00
    0380307265                           05           12/01/95
     0
    6413016                              O            11/01/25
    0


    1460993          070/728             F          528,000.00
    ZZ
    MATTHEWS            STEVEN   C       360        527,324.31
     1
    860 ILIFF STREET                   8.250          3,966.69
    75
                                       8.000          3,966.69
 710,000.00
    LOS ANGELES      CA   90272          2            10/26/95
    00
    0380307273                           05           12/01/95
     0
    6437277                              O            11/01/25
    0


    1460994          070/728             F          263,150.00
    ZZ
    BROWN               MALRIE   D       360        262,821.74
     1
    11209 REFLECTION DRIVE             8.375          2,000.13
    95
                                       8.125          2,000.13
 277,000.00
    RANCHO CUCAMONG  CA   91701          1            10/17/95
    14
    0380307281                           05           12/01/95
    30
    6440389                              O            11/01/25
    0


    1460995          070/728             F          269,200.00
    ZZ
    ARENZ               DAVID    M       360        268,681.47
     1
    1214 VILLAGE RUN NE                8.250          2,022.41
    85
                                       8.000          2,022.41
 317,000.00
    ATLANTA          GA   30319          2            10/26/95
    04
    0380307299                           05           12/01/95
    12
    6470350                              O            11/01/25
    0


1


    1460996          070/728             F          234,350.00
    ZZ
    RAPP                BARBARA          360        233,772.41
     1
    714 QUAKING ASPEN COURT            8.000          1,719.58
    80
                                       7.750          1,719.58
 294,000.00
    PARK CITY        UT   84060          1            10/30/95
    00
    0380307307                           05           12/01/95
     0
    6477711                              O            11/01/25
    0


    1460997          070/728             F          290,600.00
    ZZ
    PARSONS             MICHAEL  P       360        290,264.40
     1
    6301 EASTERN STAR WAY              8.750          2,286.15
    79
                                       8.500          2,286.15
 370,160.00
    COLUMBIA         MD   21044          1            10/30/95
    00
    0380307315                           05           12/01/95
     0
    6479632                              O            11/01/25
    0


    1460998          070/728             F          400,000.00
    ZZ
    FAILY               MANOUCHEHR       360        399,433.54
     1
    8295 ALVORD STREET                 7.750          2,865.65
    28
                                       7.500          2,865.65
1,450,000.00
    MCLEAN           VA   22102          2            10/26/95
    00
    0380307323                           05           12/01/95
     0
    6479853                              O            11/01/25
    0


    1460999          070/728             F          400,000.00
    ZZ
    SCHREIBER           OLIVIER          360        399,433.54
     1
    366 NORTH VAN NESS AVENUE          7.750          2,865.65
    87
                                       7.500          2,865.65
 460,000.00
    LOS ANGELES      CA   90004          1            10/24/95
    14
    0380307331                           05           12/01/95
    25
    6493387                              O            11/01/25
    0


    1461000          070/728             F          400,000.00
    ZZ
    WRIGHT              KATHLEEN F       360        399,513.65
     1
    269 OAKLAND ROAD                   8.500          3,075.65
    77
                                       8.250          3,075.65
 520,000.00
    GLENDORA         CA   91741          2            10/25/95
    00
    0380307349                           05           12/01/95
     0
    6508917                              O            11/01/25
    0


    1461001          070/728             F           97,000.00
    ZZ
    KILFOYLE            KAY      L       360         96,837.47
     1
    804 BOULDER DRIVE                  7.750            694.92
    59
                                       7.500            694.92
 165,000.00
1


    PRESCOTT         AZ   86303          1            10/27/95
    00
    0380307364                           03           12/01/95
     0
    6512340                              O            11/01/25
    0


    1461002          070/728             F          290,000.00
    ZZ
    ZUPPARDO            VITO     C       360        289,638.24
     1
    3705 EDENBORN AVENUE               8.375          2,204.21
    49
                                       8.125          2,204.21
 600,000.00
    METAIRIE         LA   70002          5            10/12/95
    00
    0380307372                           05           12/01/95
     0
    6534274                              O            11/01/25
    0


    1461003          070/728             F          284,000.00
    ZZ
    WENGER              LAURIE   M       360        283,627.20
     1
    4805 SWISS STONE CIRCLE            8.125          2,108.69
    80
                                       7.875          2,108.69
 357,000.00
    SIOUX FALLS      SD   57106          2            10/19/95
    00
    0380307380                           05           12/01/95
     0
    6537855                              O            11/01/25
    0


    1461004          070/728             F          362,500.00
    T
    MAAS                STEVEN   L       360        362,081.36
     1
    152 NORTH LAKESHORE DRIVE          8.750          2,851.79
    71
                                       8.500          2,851.79
 512,000.00
    HOLLAND          MI   49424          2            10/10/95
    00
    0380307398                           05           12/01/95
     0
    6548460                              O            11/01/25
    0


    1461005          070/728             F          390,000.00
    ZZ
    LIEW                WALTER   T       360        389,488.05
     1
    5333 PUAHIA PLACE                  8.125          2,895.74
    70
                                       7.875          2,895.74
 565,000.00
    HONOLULU         HI   96821          2            10/20/95
    00
    0380307406                           05           12/01/95
     0
    6556083                              O            11/01/25
    0


    1461006          070/728             F          249,750.00
    ZZ
    CLONTZ              JOHN     B       360        249,405.12
     1
    735 EIDER DOWN COURT               7.875          1,810.86
    95
                                       7.625          1,810.86
 262,900.00
    ALPHARETTA       GA   30202          1            11/01/95
    14
    0380307414                           03           12/01/95
    30
    6563265                              O            11/01/25
    0
1




    1461007          070/728             F          426,250.00
    ZZ
    PITLUCK             CHARLES  R       360        425,718.27
     1
    2010 DIAMOND COURT                 8.375          3,239.81
    80
                                       8.125          3,239.81
 532,855.00
    OLDSMAR          FL   34677          1            10/31/95
    00
    0380307422                           03           12/01/95
     0
    6564388                              O            11/01/25
    0


    1461008          070/728             F          231,000.00
    ZZ
    TAYLOR              BETTY    C       360        230,719.13
     1
    11521 NW 24TH ST.                  8.500          1,776.19
    80
                                       8.250          1,776.19
 289,900.00
    PLANTATION       FL   33323          1            10/10/95
    00
    0380307430                           05           12/01/95
     0
    6570279                              O            11/01/25
    0


    1461009          070/728             F          232,000.00
    ZZ
    SCHULTZ             ERIC     J       360        231,671.45
     1
    300 SUMMER STREET                  7.750          1,662.08
    80
                                       7.500          1,662.08
 290,000.00
    NORTH ANDOVER    MA   08145          2            10/26/95
    00
    0380307455                           05           12/01/95
     0
    6571633                              O            11/01/25
    0


    1461010          070/728             F          364,000.00
    ZZ
    BRUGATO             MARIA            360        363,509.91
     1
    27 VICTORIA DRIVE                  8.000          2,670.90
    80
                                       7.750          2,670.90
 455,000.00
    ATHERTON         CA   94027          1            10/24/95
    00
    0380307471                           05           12/01/95
     0
    6592392                              O            11/01/25
    0


    1461011          070/728             F          247,000.00
    ZZ
    RUTH                ROBERT   W       360        246,667.43
     1
    1128 PALM DRIVE                    8.000          1,812.40
    75
                                       7.750          1,812.40
 330,000.00
    BURLINGAME       CA   94010          2            10/23/95
    00
    0380307489                           05           12/01/95
     0
    6592591                              O            11/01/25
    0


    1461012          070/728             F          225,000.00
    ZZ
    PRICE               RICHARD  W       360        224,697.05
     1
1


    111 CLIFFORD TERRACE               8.000          1,650.97
    45
                                       7.750          1,650.97
 500,000.00
    SAN FRANCISCO    CA   94117          1            10/31/95
    00
    0380307497                           05           12/01/95
     0
    6593967                              O            11/01/25
    0


    1461013          070/728             F          342,000.00
    ZZ
    RANSOM              MAL              360        341,527.73
     1
    19521 LOS ALIMOS STREET            7.875          2,479.74
    90
                                       7.625          2,479.74
 380,000.00
    LOS ANGELES      CA   91325          1            10/16/95
    14
    0380307505                           05           12/01/95
    25
    6601054                              O            11/01/25
    0


    1461014          070/728             F          315,000.00
    ZZ
    SAJER               GERALD   T       360        314,553.92
     1
    2665 LAKE MEADE ROAD               7.750          2,256.70
    76
                                       7.500          2,256.70
 419,545.00
    EAST BERLIN      PA   17316          1            10/13/95
    00
    0380307513                           05           12/01/95
     0
    6612255                              O            11/01/25
    0


    1461015          070/728             F          360,000.00
    ZZ
    GREENFIELD JR       GERALD   Q       360        359,306.57
     1
    12 REMINGTON RUN                   8.250          2,704.56
    57
                                       8.000          2,704.56
 635,000.00
    SAN ANTONIO      TX   78258          2            09/12/95
    00
    0380307521                           03           11/01/95
     0
    6612769                              O            10/01/25
    0


    1461016          070/728             F           80,000.00
    ZZ
    KARASIN             BORIS    M       360         79,907.59
     1
    5312 WRIGHT WAY SOUTH              8.750            629.37
    67
                                       8.500            629.37
 120,500.00
    WEST BLOOMFIELD  MI   48322          1            10/20/95
    00
    0380307539                           01           12/01/95
     0
    6616014                              O            11/01/25
    0


    1461017          070/728             F          235,000.00
    ZZ
    KOHLMEYER           TIMOTHY  A       360        233,457.28
     1
    13810 SADDLE HILL DRIVE            8.750          1,848.75
    86
                                       8.500          1,848.75
 275,000.00
    LITTLE ROCK      AR   72212          2            01/06/95
    12
    0380307554                           05           03/01/95
    25
1


    6728259                              O            02/01/25
    0


    1461018          070/728             F          222,500.00
    ZZ
    KRUPNICK            HARVEY   J       360        222,215.26
     1
    15 STONEHEDGE ROAD                 8.250          1,671.57
    70
                                       8.000          1,671.57
 322,000.00
    BELLINGHAM       MA   02019          1            10/19/95
    00
    0380307562                           05           12/01/95
     0
    6787297                              O            11/01/25
    0


    1461019          070/728             F          247,000.00
    ZZ
    BROWN               MARLIN   K       360        246,691.87
     1
    2356 GLACIER LANE                  8.375          1,877.38
    90
                                       8.125          1,877.38
 275,000.00
    SANTA MARIA      CA   93455          1            10/25/95
    14
    0380307570                           05           12/01/95
    30
    6799120                              O            11/01/25
    0


    1461022          070/728             F          305,100.00
    ZZ
    YBANEZ              FRANCISCOJ       360        304,709.56
     1
    5505 FOOTHILL DRIVE                8.250          2,292.11
    75
                                       8.000          2,292.11
 406,850.00
    AGOURA HILLS     CA   91303          1            10/23/95
    00
    0380307588                           05           12/01/95
     0
    6817492                              O            11/01/25
    0


    1461023          070/728             F          228,900.00
    BB
    KENNEDY             THOMAS   P       360        228,607.07
     1
    316 CAPRICE COURT                  8.250          1,719.65
    80
                                       8.000          1,719.65
 286,170.00
    LOVELAND         OH   45140          1            10/27/95
    00
    0380307596                           05           12/01/95
     0
    6879733                              O            11/01/25
    0


    1461024          070/728             F          225,000.00
    ZZ
    JORDAN              DARRELL          360        224,856.53
     1
    9728 ROBIN LANE                    8.250          1,690.35
    66
                                       8.000          1,690.35
 345,000.00
    RIVER RIDGE      LA   70123          2            10/30/95
    00
    0380307604                           05           01/01/96
     0
    6921084                              O            12/01/25
    0


1


    1461025          070/728             F          220,400.00
    ZZ
    MAGDALENO           JAMES    A       360        220,145.46
     1
    5782 LUDLOW AVENUE                 8.750          1,733.89
    95
                                       8.500          1,733.89
 232,000.00
    GARDEN GROVE     CA   92645          1            10/09/95
    04
    0380307612                           05           12/01/95
    30
    6934753                              O            11/01/25
    0


    1461026          070/728             F          268,000.00
    ZZ
    SAFI                PESERLAI         360        267,639.16
     1
    8132 RONDELAY                      8.000          1,966.49
    80
                                       7.750          1,966.49
 335,000.00
    FAIRFAX STATION  VA   22039          1            10/19/95
    00
    0380307620                           03           12/01/95
     0
    6936255                              O            11/01/25
    0


    1461027          070/728             F          406,000.00
    ZZ
    MCDANIEL            RICHARD  W       360        405,177.30
     1
    2808 RUSTIC MANOR COURT            8.000          2,979.08
    80
                                       7.750          2,979.08
 507,775.00
    GLENWOOD         MD   21738          1            09/29/95
    00
    0380307638                           03           11/01/95
     0
    6954409                              O            10/01/25
    0


    1461028          070/728             F          213,750.00
    ZZ
    FIGUEROA            MANUEL   F       360        213,610.18
     1
    7482 SAN CARPINO                   8.125          1,587.09
    95
                                       7.875          1,587.09
 225,000.00
    GOLETA           CA   93117          1            10/31/95
    14
    0380307646                           05           01/01/96
    30
    6973057                              O            12/01/25
    0


    1461029          070/728             F          388,000.00
    ZZ
    GLAAB               MARK             360        387,528.24
     1
    30856 BELLE MAISON                 8.500          2,983.38
    85
                                       8.250          2,983.38
 460,000.00
    LAGUNA NIGUEL    CA   92677          2            10/18/95
    04
    0380307653                           03           12/01/95
    25
    7137577                              O            11/01/25
    0


    1461030          070/728             F          247,400.00
    ZZ
    POHL                JOSEPH   L       360        246,361.70
     1
    1632 10TH AVENUE W                 8.000          1,815.33
    78
                                       7.750          1,815.33
 320,000.00
1


    SEATTLE          WA   98119          2            07/18/95
    00
    0380307679                           05           09/01/95
     0
    9526122                              O            08/01/25
    0


    1461043          765/728             F          292,500.00
    ZZ
    CONNEEN             DENNIS   M       360        292,303.73
     1
    19362 TRINO CIRCLE                 8.000          2,146.27
    90
                                       7.750          2,146.27
 325,000.00
    YORBA LINDA      CA   92686          2            11/20/95
    12
    0380302969                           05           01/01/96
    25
    102739                               O            12/01/25
    0


    1461051          E22/728             F          250,000.00
    ZZ
    YU                  GUO      L       360        250,000.00
     1
    1286 35TH AVENUE                   8.250          1,878.17
    75
                                       8.000          1,878.17
 335,000.00
    SAN FRANCISCO    CA   94122          2            12/12/95
    00
    0410029441                           07           02/01/96
     0
    0410029441                           O            01/01/26
    0


    1461321          B46/728             F          362,000.00
    ZZ
    ANDERSON            TODD     M       360        362,000.00
     1
    2534 SIERRA CREEK ROAD             7.875          2,624.75
    77
                                       7.625          2,624.75
 475,000.00
    AGOURA           CA   91301          2            12/14/95
    00
    0380300906                           05           02/01/96
     0
    101125                               O            01/01/26
    0


    1461432          559/728             F          214,700.00
    ZZ
    WRIGHT              LINDA    C       360        214,573.24
     1
    1027 GARLAND AVENUE                8.625          1,669.92
    95
                                       8.375          1,669.92
 226,000.00
    SAN JOSE         CA   95126          1            11/14/95
    10
    0380297383                           05           01/01/96
    30
    0412106                              O            12/01/25
    0


    1461440          927/728             F           59,800.00
    ZZ
    CASTRO              FERNANDO D       360         59,760.88
     1
    3224 CRESCENDO STREET              8.125            444.02
    50
                                       7.875            444.02
 119,810.00
    LAS VEGAS        NV   89128          1            11/09/95
    00
    0380308123                           05           01/01/96
     0
    205492                               O            12/01/25
    0
1




    1461506          E22/728             F           80,000.00
    ZZ
    WOOD                MEGAN    D       360         80,000.00
     1
    10002 DELANO LANE                  8.500            615.13
    50
                                       8.250            615.13
 160,000.00
    CYPRESS          CA   90630          5            12/13/95
    00
    0410051601                           09           02/01/96
     0
    0410051601                           O            01/01/26
    0


    1461551          608/728             F          275,000.00
    ZZ
    CULLEN              THOMAS   J       360        274,805.91
     1
    1058 HAVERHILL LANE                7.750          1,970.13
    52
                                       7.500          1,970.13
 531,970.00
    CHESTER SPRINGS  PA   19425          1            11/10/95
    00
    0380302324                           05           01/01/96
     0
    50011841                             O            12/01/25
    0


    1461587          814/728             F          258,000.00
    ZZ
    PAGE II             ROBERT   C       360        258,000.00
     1
    3113 MARBURGER AVENUE              7.875          1,870.68
    75
                                       7.625          1,870.68
 344,000.00
    BELMONT          CA   94002          2            12/22/95
    00
    0380308057                           05           02/01/96
     0
    0809512008                           O            01/01/26
    0


    1461595          893/728             F          244,000.00
    ZZ
    ANDREWS             JOHN     T       360        244,000.00
     1
    604 MENDOCINO WAY                  7.750          1,748.05
    80
                                       7.500          1,748.05
 305,000.00
    REDWOOD CITY     CA   94064          1            12/15/95
    00
    0380300948                           03           02/01/96
     0
    1461595                              O            01/01/26
    0


    1461618          470/728             F          535,000.00
    ZZ
    PERRY               ROBERT   J       360        535,000.00
     1
    4375 GROVES PLACE                  8.125          3,972.36
    43
                                       7.875          3,972.36
1,250,000.00
    SOMIS AREA       CA   93066          2            12/14/95
    00
    0380305343                           05           02/01/96
     0
    24144647                             O            01/01/26
    0


    1461703          E22/728             F          220,000.00
    ZZ
    CHRISTOPHER         JOHN     P       360        219,863.26
     1
1


    4831 RIVENDALE ROAD                8.375          1,672.16
    76
                                       8.125          1,672.16
 290,000.00
    PLACERVILLE      CA   95667          5            11/17/95
    00
    0410045827                           05           01/01/96
     0
    0410045827                           O            12/01/25
    0


    1461730          A13/728             F          748,000.00
    ZZ
    MADY                IBRAHIM  R       360        747,523.02
     1
    9501 LYNN HALL PLACE               8.250          5,619.48
    68
                                       8.000          5,619.48
1,100,000.00
    ALEXANDRIA       VA   22309          4            11/17/95
    00
    0380313669                           05           01/01/96
     0
    950202129                            O            12/01/25
    0


    1461932          920/728             F          252,000.00
    ZZ
    BARNETT             GENE     G       360        252,000.00
     1
    2456 WEST 230TH STREET             8.375          1,915.38
    80
                                       8.125          1,915.38
 315,000.00
    TORRANCE         CA   90501          2            12/18/95
    00
    0380300658                           05           02/01/96
     0
    954703                               O            01/01/26
    0


    1462043          731/728             F          160,000.00
    ZZ
    MELENDY             STUART   W       360        159,907.95
     1
    1155 VALLE VISTA AVENUE            8.750          1,258.72
    80
                                       8.500          1,258.72
 200,000.00
    VALLEJO          CA   94589          2            11/16/95
    00
    0380299728                           05           01/01/96
     0
    110150881                            O            12/01/25
    0


    1462201          E22/728             F          154,400.00
    ZZ
    DECANT              DAN'L    C       360        154,299.00
     1
    2440 WESTVILLE TRAIL               8.125          1,146.42
    80
                                       7.875          1,146.42
 193,000.00
    COOL             CA   95614          1            11/20/95
    00
    0410046429                           03           01/01/96
     0
    0410046429                           O            12/01/25
    0


    1462402          147/728             F          266,000.00
    ZZ
    TIBBIT              THOMAS   E       360        265,659.59
     1
    18 SKYGATE                         8.250          1,998.37
    85
                                       8.000          1,998.37
 313,000.00
    ALISO VIEJO      CA   92656          2            10/24/95
    14
    0380280470                           03           12/01/95
    12
1


    856217                               O            11/01/25
    0


    1462524          E22/728             F          430,000.00
    ZZ
    OREIZY              MORTEZA          360        429,725.80
     1
    20450 VIA HABANA                   8.250          3,230.45
    80
                                       8.000          3,230.45
 540,000.00
    YORBA LINDA      CA   92687          2            11/01/95
    00
    0410027031                           03           01/01/96
     0
    0410027031                           O            12/01/25
    0


    1462578          893/728             F          220,000.00
    ZZ
    CALINESCU           EUGENE           360        220,000.00
     1
    67 STANTON AVENUE                  7.875          1,595.15
    71
                                       7.625          1,595.15
 314,000.00
    ORINDA           CA   94563          2            12/20/95
    00
    0380302811                           05           02/01/96
     0
    1462578                              O            01/01/26
    0


    1462618          601/728             F          218,000.00
    ZZ
    BOWIE               THOMAS   C       360        217,639.13
     1
    9215 E. LAZYWOOD PLACE             8.250          1,637.76
    89
                                       8.000          1,637.76
 246,043.00
    CAREFREE         AZ   85377          1            10/09/95
    14
    0380314667                           03           12/01/95
    25
    1032375                              O            11/01/25
    0


    1462673          387/387             F          241,500.00
    ZZ
    BIAS                STEVEN   M       360        241,349.90
     1
    4315 SILVERADO DRIVE               8.375          1,835.57
    75
                                       8.125          1,835.57
 322,000.00
    OAKLEY           CA   94561          5            10/27/95
    00
    558049                               05           01/01/96
     0
    558049                               O            12/01/25
    0


    1462675          387/387             F          500,000.00
    ZZ
    JENSEN              JOSH     E       360        499,672.93
     1
    184 BEAUMONT AVENUE                8.125          3,712.49
    80
                                       7.875          3,712.49
 625,000.00
    SAN FRANCISCO    CA   94118          1            11/15/95
    00
    560540                               05           01/01/96
     0
    560540                               O            12/01/25
    0


1


    1462770          562/728             F          126,000.00
    ZZ
    CHUNG               PETER            360        126,000.00
     2
    32-42 84TH STREET                  8.500            968.84
    70
                                       8.250            968.84
 180,000.00
    JACKSON HEIGHTS  NY   11370          1            12/05/95
    00
    0380312448                           05           02/01/96
     0
    504209                               O            01/01/26
    0


    1462802          076/076             F          360,000.00
    ZZ
    ZWERLING            HAYWARD  K       360        359,280.29
     1
    10 COVENTRY LANE                   8.500          2,768.09
    72
                                       8.250          2,768.09
 500,000.00
    ANDOVER          MA   01810          2            10/23/95
    00
    5135252                              05           12/01/95
     0
    5135252                              O            11/01/25
    0


    1462806          076/076             F          233,000.00
    ZZ
    GILL                JAMES    M       360        232,855.18
     1
    1017 MICHIGAN AVENUE               8.375          1,770.97
    80
                                       8.125          1,770.97
 292,000.00
    SAN JOSE         CA   95125          2            11/08/95
    00
    5013532                              05           01/01/96
     0
    5013532                              O            12/01/25
    0


    1462814          076/076             F          276,000.00
    ZZ
    NGUYEN              HENRY            360        275,824.00
     1
    2222PASEO DEL ORO                  8.250          2,073.50
    72
                                       8.000          2,073.50
 385,000.00
    SAN JOSE         CA   95124          2            11/08/95
    00
    5012312                              05           01/01/96
     0
    5012312                              O            12/01/25
    0


    1462853          640/640             F          235,000.00
    ZZ
    HALL                CLIFFORD G       360        234,842.32
     1
    319 COUNCIL BLUFF                  8.000          1,724.35
    80
                                       7.750          1,724.35
 295,000.00
    MURFREESBORO     TN   37130          1            11/15/95
    00
    5629308                              05           01/01/96
     0
    5629308                              O            12/01/25
    0


    1462861          640/640             F          239,400.00
    ZZ
    YOUNG               DONNA    K       360        239,239.37
     1
    5 REDBUD DRIVE                     8.000          1,756.63
    90
                                       7.750          1,756.63
 266,000.00
1


    NASHVILLE        TN   37215          1            11/22/95
    14
    5619424                              03           01/01/96
    25
    5619424                              O            12/01/25
    0


    1462944          E22/728             F          217,000.00
    ZZ
    KINDLEY             JOHN     R       360        216,858.05
     1
    157 OLD ARBORWAY ROAD              8.125          1,611.22
    64
                                       7.875          1,611.22
 340,000.00
    MOORESVILLE      NC   28115          2            11/29/95
    00
    0410006225                           05           01/01/96
     0
    0410006225                           O            12/01/25
    0


    1462994          670/728             F          550,000.00
    ZZ
    HENRY               STEPHEN  C       360        549,348.22
     1
    102 VISTA DEL PRADO                8.625          4,277.85
    68
                                       8.375          4,277.85
 815,000.00
    LOS GATOS        CA   95032          5            10/20/95
    00
    0380287665                           05           12/01/95
     0
    30394597                             O            11/01/25
    0


    1463055          668/728             F          306,000.00
    ZZ
    WOLFE               GEORGE   B       360        305,809.80
     1
    42212 OLD STAGE ROAD               8.375          2,325.83
    90
                                       8.125          2,325.83
 340,000.00
    CAVE CREEK       AZ   85331          1            11/15/95
    04
    0380316407                           05           01/01/96
    25
    6185581                              O            12/01/25
    0


    1463058          076/076             F          468,000.00
    ZZ
    ZECHMANN            JEROME   P       360        457,332.34
     1
    8545 ISLAND VIEW CT NE             8.250          3,515.93
    90
                                       8.000          3,515.93
 520,000.00
    OLYMPIA          WA   98506          1            10/14/95
    10
    4965882                              05           12/01/95
    25
    4965882                              O            11/01/25
    0


    1463059          232/232             F          363,950.00
    ZZ
    MATUKEWICZ          ROBERT   M       360        363,518.70
     1
    225 PENBROOK DR                    8.625          2,830.77
    90
                                       8.375          2,830.77
 404,400.00
    FINDLAY          OH   45840          1            10/27/95
    10
    573479                               05           12/01/95
    25
    573479                               O            11/01/25
    0
1




    1463060          232/232             F          285,600.00
    ZZ
    FALCON              ALINA            360        284,731.07
     1
    8767 SW 76 STREET                  8.250          2,145.62
    80
                                       8.000          2,145.62
 357,000.00
    MIAMI            FL   33173          1            10/31/95
    00
    899466                               05           12/01/95
     0
    899466                               O            11/01/25
    0


    1463063          076/076             F          458,400.00
    ZZ
    SPINDLER            KURT     P       360        457,828.17
     1
    9211 HUNTERBORO DRIVE              8.375          3,484.17
    80
                                       8.125          3,484.17
 573,000.00
    BRENTWOOD        TN   37027          1            10/20/95
    00
    4965302                              05           12/01/95
     0
    4965302                              O            11/01/25
    0


    1463066          076/076             F          342,000.00
    ZZ
    COLGAN              PETER    C       360        341,573.37
     1
    172 OLD BILLERICA ROAD             8.375          2,599.45
    86
                                       8.125          2,599.45
 400,000.00
    BEDFORD          MA   01730          2            10/27/95
    10
    4975082                              05           12/01/95
    25
    4975082                              O            11/01/25
    0


    1463074          076/076             F          360,000.00
    ZZ
    SONES               DENNIS   C       360        359,770.44
     1
    23 ROLLINGWOOD DRIVE               8.250          2,704.56
    80
                                       8.000          2,704.56
 450,000.00
    SAN RAFAEL       CA   94901          1            11/02/95
    00
    4986882                              05           01/01/96
     0
    4986882                              O            12/01/25
    0


    1463077          076/076             F          450,000.00
    ZZ
    SCHUETTLER          LOTHAR           360        449,438.64
     1
    15329 TURKEY FOOT ROAD             8.375          3,420.33
    69
                                       8.125          3,420.33
 660,000.00
    DARNESTOWN       MD   20878          2            10/26/95
    00
    4983522                              05           12/01/95
     0
    4983522                              O            11/01/25
    0


    1463086          076/076             F          260,000.00
    ZZ
    LEITMAN             STEVEN   A       360        259,507.98
     1
1


    1820 STRAND STREET                 8.375          1,976.19
    55
                                       8.125          1,976.19
 475,000.00
    NEPTUNE BEACH    FL   32266          2            09/14/95
    00
    5006922                              05           11/01/95
     0
    5006922                              O            10/01/25
    0


    1463097          076/076             F          213,750.00
    ZZ
    MASANI              FARHAN           360        213,509.43
     1
    911 ROXBURY DRIVE                  8.875          1,700.70
    90
                                       8.625          1,700.70
 237,500.00
    WESTBURY         NY   11590          1            10/19/95
    01
    4957342                              05           12/01/95
    25
    4957342                              O            11/01/25
    0


    1463104          076/076             F          676,000.00
    ZZ
    CRABB               KELLY    C       360        675,611.08
     1
    1620 MILAN AVENUE                  8.750          5,318.09
    80
                                       8.500          5,318.09
 845,000.00
    SOUTH PASADENA   CA   91030          2            11/03/95
    00
    4951862                              05           01/01/96
     0
    4951862                              O            12/01/25
    0


    1463119          076/076             F          260,000.00
    ZZ
    HAYES               DANIEL   P       360        259,667.26
     1
    11 DARLENE DRIVE                   8.250          1,953.30
    74
                                       8.000          1,953.30
 352,000.00
    SOUTHBOROUGH     MA   01772          5            10/24/95
    00
    4951442                              05           12/01/95
     0
    4951442                              O            11/01/25
    0


    1463124          E22/728             F          275,000.00
    ZZ
    QUINN               JANICE   M       360        275,000.00
     1
    13316 MANGROVE ISLE DRIVE          8.250          2,065.98
    72
                                       8.000          2,065.98
 385,000.00
    PALM BEACH GARD  FL   33410          1            12/08/95
    00
    0410008114                           03           02/01/96
     0
    0410008114                           O            01/01/26
    0


    1463127          450/728             F          232,000.00
    ZZ
    KUA                 BEE      E       360        231,848.24
     1
    1342 HOLLENBECK AVENUE             8.125          1,722.59
    80
                                       7.875          1,722.59
 290,000.00
    SUNNYVALE        CA   94087          1            11/20/95
    00
    0380299272                           05           01/01/96
     0
1


    3961703                              O            12/01/25
    0


    1463131          E22/728             F          305,000.00
    ZZ
    FAHIMY              MOHAMMAD         360        305,000.00
     1
    5480 LOS RIOS                      7.875          2,211.46
    80
                                       7.625          2,211.46
 385,000.00
    YORBA LINDA      CA   92687          2            12/06/95
    00
    0410051163                           05           02/01/96
     0
    0410051163                           O            01/01/26
    0


    1463133          450/728             F          480,000.00
    ZZ
    KROLL               PETER            360        479,669.67
     1
    15611 ROCKLAND ROAD                7.875          3,480.33
    66
                                       7.625          3,480.33
 738,000.00
    LIBERTYVILLE     IL   60048          1            11/30/95
    00
    0380314238                           05           01/01/96
     0
    3720059                              O            12/01/25
    0


    1463157          076/076             F          363,200.00
    ZZ
    PETERSON            ANN      T       360        362,735.20
     1
     43 HAWES ROAD                     8.250          2,728.61
    80
                                       8.000          2,728.61
 456,000.00
    SUDBURY          MA   01776          2            10/20/95
    00
    4948462                              05           12/01/95
     0
    4948462                              O            11/01/25
    0


    1463184          076/076             F          290,000.00
    ZZ
    DESCH, II           JOSEPH   P       360        289,628.89
     1
    5022 S.W. URISH ROAD               8.250          2,178.67
    78
                                       8.000          2,178.67
 375,000.00
    TOPEKA           KS   66610          2            10/25/95
    00
    4947792                              05           12/01/95
     0
    4947792                              O            11/01/25
    0


    1463187          E22/728             F          547,000.00
    ZZ
    GIES                ROBERT   G       360        547,000.00
     1
    14040 EDGEWATER LANE NORTHEAST     8.375          4,157.60
    63
                                       8.125          4,157.60
 875,000.00
    SEATTLE          WA   98125          2            12/21/95
    00
    0410032486                           05           02/01/96
     0
    0410032486                           O            01/01/26
    0


1


    1463200          744/728             F          358,800.00
    ZZ
    THOMAS              EDWARD   L       360        358,800.00
     1
    35 KAZAR COURT                     8.500          2,758.86
    80
                                       8.250          2,758.86
 448,500.00
    MORAGA           CA   94556          1            11/28/95
    00
    0380299264                           05           02/01/96
     0
    75329                                O            01/01/26
    0


    1463209          976/728             F          284,000.00
    ZZ
    KIMBO JR            HARLON   J       360        283,809.43
     1
    5211 SHENANDOAH COURT              8.000          2,083.90
    80
                                       7.750          2,083.90
 355,000.00
    NASHVILLE        TN   37220          1            11/30/95
    00
    0380314154                           01           01/01/96
     0
    584954                               O            12/01/25
    0


    1463211          076/076             F          250,000.00
    ZZ
    SHAFER              ROBERT   S       360        249,518.44
     1
    82 CARMEL DRIVE                    8.250          1,878.17
    53
                                       8.000          1,878.17
 480,000.00
    LITTLE ROCK      AR   72212          2            09/28/95
    00
    4945402                              03           11/01/95
     0
    4945402                              O            10/01/25
    0


    1463213          976/728             F          256,050.00
    ZZ
    GRUBB               PATRICIA W       360        255,890.85
     1
    0021 STAGECOACH ROAD               8.375          1,946.17
    70
                                       8.125          1,946.17
 365,800.00
    EDWARDS          CO   81632          2            11/30/95
    00
    0380314105                           05           01/01/96
     0
    594130871                            O            12/01/25
    0


    1463218          076/076             F          247,600.00
    ZZ
    WATERS              WILLIAM  H       360        246,993.60
     1
    1025 HIGH STREET                   8.500          1,903.83
    80
                                       8.250          1,903.83
 312,000.00
    DEDHAM           MA   02026          1            08/15/95
    00
    4584482                              05           10/01/95
     0
    4584482                              O            09/01/25
    0


    1463226          626/728             F          214,200.00
    ZZ
    LUKINS              MAYREBELLL       360        214,200.00
     1
    101 WATERBORO SQUARE               7.875          1,553.10
    90
                                       7.625          1,553.10
 238,000.00
1


    FOLSOM           CA   95630          1            12/06/95
    11
    0380299629                           05           02/01/96
    25
    6551113                              O            01/01/26
    0


    1463241          B74/728             F          350,000.00
    ZZ
    PALMIERI            FRIEDA   V       360        350,000.00
     1
    11980 BRENTRIDGE DRIVE             8.500          2,691.20
    27
                                       8.250          2,691.20
1,305,000.00
    LOS ANGELES      CA   90049          5            12/07/95
    00
    0380304809                           05           02/01/96
     0
    956203                               O            01/01/26
    0


    1463247          559/728             F          256,540.00
    ZZ
    WYLIE               NEIL             360        256,540.00
     1
    2194 CHATEAU COURT                 8.250          1,927.30
    80
                                       8.000          1,927.30
 320,675.00
    SANTA ROSA       CA   95404          1            12/06/95
    00
    0380300005                           05           02/01/96
     0
    0426478                              O            01/01/26
    0


    1463262          E22/728             F          209,600.00
    ZZ
    HASSE JR            KENNETH  H       360        209,462.90
     1
    31 ELMWOOD DRIVE                   8.125          1,556.27
    80
                                       7.875          1,556.27
 262,000.00
    SAN RAMON        CA   94583          1            11/20/95
    00
    0410028765                           03           01/01/96
     0
    0410028765                           O            12/01/25
    0


    1463281          076/076             F          595,000.00
    ZZ
    BOUZA               MANUEL           360        593,013.01
     1
    1327 CORAL WAY                     9.000          4,787.51
    85
                                       8.750          4,787.51
 700,000.00
    CORAL GABLES     FL   33145          1            06/06/95
    10
    4247522                              05           08/01/95
    12
    4247522                              O            07/01/25
    0


    1463282          076/076             F          365,000.00
    ZZ
    MERRILL             PETER    K       360        364,348.84
     1
    16 WASHINGTON SQUARE               8.625          2,838.94
    63
                                       8.375          2,838.94
 581,000.00
    MARBLEHEAD       MA   01945          1            09/15/95
    00
    3884572                              05           11/01/95
     0
    3884572                              O            10/01/25
    0
1




    1463310          637/728             F          300,000.00
    ZZ
    GAROUTTE            BILL     D       360        300,000.00
     1
    2272 SOUTH CELEBRATION             8.250          2,253.80
    94
                                       8.000          2,253.80
 319,900.00
    SPRINGFIELD      MO   65809          1            12/22/95
    04
    0380314006                           03           02/01/96
    30
    4731410                              O            01/01/26
    0


    1463312          B74/728             F          598,500.00
    ZZ
    KOH                 KONG     S       360        598,500.00
     1
    1367 LAUREL WAY                    8.000          4,391.58
    70
    BEVERLY HILLS AREA                 7.750          4,391.58
 855,000.00
    LOS ANGELES      CA   90210          1            12/19/95
    00
    0380304353                           05           02/01/96
     0
    956330                               O            01/01/26
    0


    1463357          334/728             F          280,000.00
    ZZ
    UEKI                MASAKI   R       360        279,641.67
     1
    2306 SANTA FE AVENUE               8.250          2,103.55
    80
                                       8.000          2,103.55
 350,000.00
    TORRANCE         CA   90501          2            10/17/95
    00
    0380300096                           05           12/01/95
     0
    969554                               O            11/01/25
    0


    1463361          317/728             F          552,000.00
    ZZ
    ROSHAN              MASOUD           360        551,620.11
     1
    21 HALF MOON BAY DRIVE             7.875          4,002.39
    80
                                       7.625          4,002.39
 690,000.00
    NEWPORT BEACH    CA   92625          1            11/15/95
    00
    0380299090                           03           01/01/96
     0
    227093                               O            12/01/25
    0


    1463414          927/728             F          126,600.00
    ZZ
    BROPHY              DENNIS   M       360        126,521.30
     1
    1501 ROCKING HORSE DRIVE           8.375            962.26
    69
                                       8.125            962.26
 185,000.00
    HENDERSON        NV   89015          2            11/29/95
    00
    0380304999                           05           01/01/96
     0
    207613                               O            12/01/25
    0


    1463432          731/728             F           72,800.00
    ZZ
    MURILLO             FELIPE   J       360         72,757.02
     1
1


    3066 AMSTERDAM STREET              8.625            566.23
    80
                                       8.375            566.23
  91,000.00
    RIVERSIDE        CA   92504          1            11/28/95
    00
    0380299660                           05           01/01/96
     0
    411110896                            O            12/01/25
    0


    1463912          E22/728             F          356,000.00
    ZZ
    NEGORO              HARVEY   L       360        355,778.72
     1
    10348 STEVEN PLACE                 8.375          2,705.86
    80
                                       8.125          2,705.86
 445,000.00
    LOS ANGELES      CA   91311          1            11/15/95
    00
    0410028120                           05           01/01/96
     0
    0410028120                           O            12/01/25
    0


    1463965          637/728             F          125,000.00
    ZZ
    TAN                 HUN-MENG         360        125,000.00
     1
    47 HILLARY LANE                    8.000            917.21
    72
                                       7.750            917.21
 175,000.00
    WESTBURY         NY   11590          1            12/27/95
    00
    0380311903                           05           02/01/96
     0
    4735668                              O            01/01/26
    0


    1463974          461/461             F          299,520.00
    ZZ
    LEE                 IN       S       360        299,319.02
     1
    10665 GRAPNEL PLACE                8.000          2,197.78
    75
                                       7.750          2,197.78
 399,360.00
    CUPERTINO        CA   95014          1            11/20/95
    00
    9020974606                           05           01/01/96
     0
    9020974606                           O            12/01/25
    0


    1463976          668/728             F          226,000.00
    ZZ
    VIZCARRA            PAUL             360        225,855.88
     1
    2807 MAGNOLIA AVE                  8.250          1,697.87
    80
                                       8.000          1,697.87
 285,000.00
    CLOVIS           CA   93611          2            11/09/95
    00
    0380302753                           05           01/01/96
     0
    6208052                              O            12/01/25
    0


    1463977          461/461             F          124,050.00
    ZZ
    JACOBY              MARVIN   C       360        123,966.76
     1
    1755 EMPTY SADDLE AVENUE           8.000            910.24
    56
                                       7.750            910.24
 223,511.00
    SIMI VALLEY      CA   93063          1            11/28/95
    00
    9020979266                           03           01/01/96
     0
1


    9020979266                           O            12/01/25
    0


    1463981          668/728             F          360,000.00
    ZZ
    HITZEMAN            KEITH    A       360        359,764.51
     1
    6101 NORTH VINE STREET             8.125          2,672.99
    80
                                       7.875          2,672.99
 450,000.00
    VACAVILLE        CA   95688          2            11/27/95
    00
    0380300278                           05           01/01/96
     0
    6211965                              O            12/01/25
    0


    1463988          668/728             F          256,500.00
    ZZ
    FERRONE             ELLEN            360        256,323.47
     1
    316 GLENCREST DRIVE                7.875          1,859.81
    73
                                       7.625          1,859.81
 355,000.00
    SOLANA BEACH     CA   92075          2            11/15/95
    00
    0380300260                           05           01/01/96
     0
    6200083                              O            12/01/25
    0


    1463997          668/728             F          314,550.00
    ZZ
    WENZEL              ROBERT   E       360        314,333.52
     1
    1564 EAST FOREST OAKS DRIVE        7.875          2,280.71
    90
                                       7.625          2,280.71
 349,500.00
    FRESNO           CA   93720          1            11/20/95
    10
    0380302779                           03           01/01/96
    25
    6219497                              O            12/01/25
    0


    1464014          450/728             F          361,000.00
    ZZ
    ZAENI               FARHAD           360        360,775.62
     1
    6702 INDIAN SPRINGS COURT          8.375          2,743.86
    75
                                       8.125          2,743.86
 484,000.00
    SAN JOSE         CA   95120          2            11/24/95
    00
    0380301375                           05           01/01/96
     0
    3960978                              O            12/01/25
    0


    1464015          180/728             F          217,000.00
    ZZ
    MORSE               DAVID    W       360        216,858.05
     1
    6212 RICHMOND AVENUE               8.125          1,611.22
    87
                                       7.875          1,611.22
 250,000.00
    GARDEN GROVE     CA   92645          2            11/15/95
    10
    0380304056                           05           01/01/96
    25
    3966983                              O            12/01/25
    0


1


    1464020          559/728             F          212,800.00
    ZZ
    COSTELLO            JOSEPH   M       360        212,799.99
     1
    1088 ROBIN CIRCLE                  8.000          1,561.45
    80
                                       7.750          1,561.45
 266,000.00
    ARROYO GRANDE    CA   93420          1            12/07/95
    00
    0380300765                           03           02/01/96
     0
    0424788                              O            01/01/26
    0


    1464024          909/728             F          337,000.00
    ZZ
    LOVRICH             JACK     J       360        336,785.11
     1
    104 SPINDRIFT DRIVE                8.250          2,531.77
    74
                                       8.000          2,531.77
 460,000.00
    RANCHO PALOS VE  CA   90275          2            11/28/95
    00
    0380300450                           05           01/01/96
     0
    6001501                              O            12/01/25
    0


    1464029          721/728             F          244,000.00
    ZZ
    WARNER              RICHARD  W       360        243,832.08
     1
    45 CARIBOU CIRCLE                  7.875          1,769.17
    80
                                       7.625          1,769.17
 305,000.00
    COUNCIL BLUFFS   IA   51503          2            11/22/95
    00
    0380307976                           05           01/01/96
     0
    9920693                              O            12/01/25
    0


    1464045          180/728             F          280,000.00
    ZZ
    PRINDLE             SUSAN            360        280,000.00
     1
    2ND NW 8TH AND MONTE VERDE ST      8.000          2,054.54
    53
                                       7.750          2,054.54
 534,065.00
    CARMEL           CA   93921          1            12/01/95
    00
    0380299397                           05           02/01/96
     0
    3970365                              O            01/01/26
    0


    1464047          E61/728             F          252,000.00
    ZZ
    THOMAS              ELI              360        252,000.00
     1
    353 LA SALLE AVENUE                8.125          1,871.09
    80
                                       7.875          1,871.09
 315,000.00
    SANTA CLARA      CA   95051          1            12/14/95
    00
    0380301565                           05           02/01/96
     0
    11277                                O            01/01/26
    0


    1464431          791/728             F          221,200.00
    ZZ
    CHANCE              DARLENE          360        221,051.58
     1
    111 LONG LEAF LANE                 8.000          1,623.09
    75
                                       7.750          1,623.09
 295,000.00
1


    ALTAMONTE SPRIN  FL   32714          1            11/21/95
    00
    0380314089                           05           01/01/96
     0
    755866                               O            12/01/25
    0


    1464511          776/728             F          400,000.00
    ZZ
    PITTARD             WILLIAM  B       360        400,000.00
     1
    2942 MOTOR AVENUE                  7.750          2,865.65
    80
                                       7.500          2,865.65
 500,000.00
    LOS ANGELES      CA   90064          1            12/07/95
    00
    0380298910                           05           02/01/96
     0
    2192618                              O            01/01/26
    0


    1464514          731/728             F          228,750.00
    ZZ
    RIDDEL              JOHN     S       360        228,750.00
     1
    936 ALFRED AVENUE                  8.000          1,678.49
    75
                                       7.750          1,678.49
 305,000.00
    WALNUT CREEK     CA   94596          2            11/29/95
    00
    0380302134                           05           02/01/96
     0
    110540412                            O            01/01/26
    0


    1464517          480/728             F          231,200.00
    ZZ
    IAVARONE            CARMINE  J       360        231,200.00
     1
    8570 W GULF BLVD                   8.000          1,696.46
    80
                                       7.750          1,696.46
 289,000.00
    TREASURE ISLAND  FL   33706          1            12/05/95
    00
    0380313818                           05           02/01/96
     0
    1749563                              O            01/01/26
    0


    1464520          776/728             F          265,300.00
    ZZ
    MISCHE              ROBERT   L       360        265,143.36
     1
    6026 CALLE CUERVO                  8.625          2,063.48
    80
                                       8.375          2,063.48
 333,000.00
    YORBA LINDA      CA   92687          2            11/30/95
    00
    0380299694                           05           01/01/96
     0
    6125974                              O            12/01/25
    0


    1464528          776/728             F          148,100.00
    ZZ
    CARTER              JAMES            360        148,100.00
     1
    175 RIVER CHASE CIRCLE             8.375          1,125.67
    75
                                       8.125          1,125.67
 197,500.00
    SACRAMENTO       CA   95825          1            12/04/95
    00
    0380300047                           03           02/01/96
     0
    2325059                              O            01/01/26
    0
1




    1464529          776/728             F          260,200.00
    ZZ
    HATCH               MICHAEL  P       360        260,034.08
     1
    361 PLUMOSA DRIVE                  8.250          1,954.80
    80
                                       8.000          1,954.80
 325,350.00
    PASADENA         CA   91107          1            11/29/95
    00
    0380299751                           05           01/01/96
     0
    2126206                              O            12/01/25
    0


    1464530          698/728             F          328,000.00
    ZZ
    TAPSCOTT            CHARLES  E       360        328,000.00
     1
    5468 EAST SUNCREST ROAD            8.125          2,435.39
    80
                                       7.875          2,435.39
 412,000.00
    ANAHEIM          CA   92807          1            12/12/95
    00
    0380298738                           03           02/01/96
     0
    9551862                              O            01/01/26
    0


    1464531          232/232             F          160,000.00
    T
    SACKETT             JOHN     E       360        159,905.53
     1
    4580 VAIL RACQUET CLUB DR 14-3     8.625          1,244.47
    79
                                       8.375          1,244.47
 205,000.00
    VAIL             CO   81657          1            11/08/95
    00
    11007071                             01           01/01/96
     0
    11007071                             O            12/01/25
    0


    1464536          E22/728             F           88,400.00
    T
    WAGNER              BRUCE    C       360         88,400.00
     1
    CAROL ROAD                         8.000            648.65
    80
                                       7.750            648.65
 110,500.00
    LAKE OZARK       MO   65049          1            12/11/95
    00
    0410019657                           05           02/01/96
     0
    0410019657                           O            01/01/26
    0


    1464545          776/728             F          401,250.00
    BB
    SMOLENS             DANIEL           360        401,250.00
     1
    1954 JAMESTOWN WAY                 8.750          3,156.64
    75
                                       8.500          3,156.64
 535,000.00
    OXNARD           CA   93035          2            12/06/95
    00
    0380299058                           09           02/01/96
     0
    2126263                              O            01/01/26
    0


    1464550          B74/728             F          438,600.00
    BB
    NAGATA              MAKOTO           360        438,600.00
     1
1


    3920 EAST GREEN CLOVER CIRCLE      7.875          3,180.15
    85
                                       7.625          3,180.15
 516,000.00
    ORANGE           CA   92667          1            12/12/95
    11
    0380303066                           03           02/01/96
    12
    956301                               O            01/01/26
    0


    1464553          776/728             F          183,000.00
    ZZ
    GAZICA              MICHELE  M       360        183,000.00
     1
    536 NO NAOMI STREET                7.875          1,326.88
    80
                                       7.625          1,326.88
 228,750.00
    BURBANK          CA   91505          1            12/05/95
    00
    0380300013                           05           02/01/96
     0
    2126215                              O            01/01/26
    0


    1464554          776/728             F          262,500.00
    ZZ
    GOODNOW II          JAMES    E       360        262,500.00
     1
    12477 OLD MINE ROAD                8.500          2,018.40
    75
                                       8.250          2,018.40
 350,000.00
    GRASS VALLEY     CA   95945          5            12/01/95
    00
    0380299942                           05           02/01/96
     0
    2325114                              O            01/01/26
    0


    1464558          776/728             F          335,000.00
    ZZ
    HERMAN              KENNETH  W       360        335,000.00
     1
    17381 SOUTHEAST WALTA VISTA DR     7.750          2,399.98
    58
                                       7.500          2,399.98
 580,000.00
    MILWAUKIE        OR   97267          5            12/01/95
    00
    0380302654                           05           02/01/96
     0
    5026570                              O            01/01/26
    0


    1464564          776/728             F          215,500.00
    ZZ
    ZAMORA              RAUL     C       360        215,500.00
     1
    1150 FAIRMONT DRIVE                8.500          1,657.01
    75
                                       8.250          1,657.01
 290,000.00
    SAN BRUNO        CA   94066          2            12/01/95
    00
    0380299132                           05           02/01/96
     0
    6224160                              O            01/01/26
    0


    1464568          776/728             F          225,000.00
    ZZ
    WALLACE             MARK     J       360        224,867.16
     1
    2050 ALI LANE                      8.625          1,750.03
    75
                                       8.375          1,750.03
 300,000.00
    AUBURN           CA   95603          2            11/28/95
    00
    0380299231                           05           01/01/96
     0
1


    2325112                              O            12/01/25
    0


    1464580          640/640             F          232,000.00
    ZZ
    FORTNEY             LAWRENCE         360        231,848.24
     1
    269 BELLE MEADE LANE               8.125          1,722.59
    79
                                       7.875          1,722.59
 295,000.00
    MEMPHIS          TN   38117          1            12/01/95
    00
    5602677                              05           01/01/96
     0
    5602677                              O            12/01/25
    0


    1464589          450/728             F          284,100.00
    ZZ
    DOWNS III           WILLIAM  T       360        284,100.00
     1
    21297 WHEATON                      8.250          2,134.35
    80
                                       8.000          2,134.35
 355,400.00
    NOVI             MI   48375          1            12/06/95
    00
    0380308008                           05           02/01/96
     0
    4116042                              O            01/01/26
    0


    1464628          070/728             F          285,000.00
    ZZ
    NEHRING             LYNN     F       360        284,822.85
     1
    5860 VISTA DEL MAR                 8.375          2,166.21
    63
                                       8.125          2,166.21
 455,000.00
    YORBA LINDA      CA   92687          2            11/21/95
    00
    0380307687                           03           01/01/96
     0
    6826645                              O            12/01/25
    0


    1464629          070/728             F          245,000.00
    ZZ
    HENLE               MICHAEL          360        244,835.61
     1
    8460 DEL VISTA COURT               8.000          1,797.72
    70
                                       7.750          1,797.72
 350,000.00
    LAS VEGAS        NV   89113          5            11/07/95
    00
    0380307695                           05           01/01/96
     0
    6910638                              O            12/01/25
    0


    1464638          A53/728             F          600,000.00
    ZZ
    DANN                RUSSELL          360        600,000.00
     1
    720 JENNIFER COURT                 8.000          4,402.59
    54
                                       7.750          4,402.59
1,125,000.00
    LAKE FOREST      IL   60045          1            12/12/95
    00
    0380315466                           05           02/01/96
     0
    290016217                            O            01/01/26
    0


1


    1464645          601/728             F          518,500.00
    ZZ
    MCGOUGH             GEORGE   V       360        518,169.37
     1
    6538 GLENDORA STREET               8.250          3,895.32
    75
                                       8.000          3,895.32
 691,500.00
    DALLAS           TX   75230          1            12/01/95
    00
    0380311085                           05           01/01/96
     0
    843869                               O            12/01/25
    0


    1464646          514/728             F          351,200.00
    ZZ
    ADELSTEIN           ERIC     D       360        350,761.90
     1
    2145 WEST CATON STREET             8.375          2,669.37
    80
                                       8.125          2,669.37
 439,000.00
    CHICAGO          IL   60647          1            10/20/95
    00
    0380302852                           05           12/01/95
     0
    780863                               O            11/01/25
    0


    1464651          601/728             F          375,000.00
    ZZ
    SCHAUB              GEORGE   A       360        374,772.82
     1
    1155 HURON RIVER DR.               8.500          2,883.43
    62
                                       8.250          2,883.43
 606,000.00
    ANN ARBOR        MI   48103          5            11/17/95
    00
    0380307992                           05           01/01/96
     0
    1036748                              O            12/01/25
    0


    1464666          171/728             F          556,000.00
    ZZ
    LOVETT              JAMES    V       360        556,000.00
     1
    2323 PROMETHEUS COURT              8.375          4,226.00
    80
                                       8.125          4,226.00
 700,000.00
    HENDERSON        NV   89014          1            12/27/95
    00
    0380311358                           05           02/01/96
     0
    2405831                              O            01/01/26
    0


    1464675          686/686             F          332,550.00
    ZZ
    HULL                DAVID            360        332,358.66
     1
    10 CABERNET COURT                  8.750          2,616.18
    90
                                       8.500          2,616.18
 369,500.00
    SCOTTS VALLEY    CA   95066          1            11/27/95
    10
    30816848089                          03           01/01/96
    25
    30816848089                          O            12/01/25
    0


    1464676          686/686             F          300,000.00
    ZZ
    CABARDO             ANDRE    J       360        299,813.53
     1
    11978 MARGINATA COURT              8.375          2,280.22
    86
                                       8.125          2,280.22
 349,990.00
1


    SAN DIEGO        CA   92131          1            11/30/95
    10
    30817248214                          03           01/01/96
    25
    30817248214                          O            12/01/25
    0


    1464688          686/686             F          213,500.00
    ZZ
    MULCAHY             ROBERT   W       360        213,072.77
     1
    520 SEQUOIA DRIVE                  7.875          1,548.03
    70
                                       7.625          1,548.03
 305,000.00
    SUNNYVALE        CA   94086          1            11/30/95
    00
    30816848568                          05           01/01/96
     0
    30816848568                          O            12/01/25
    0


    1464689          686/686             F          250,000.00
    ZZ
    MANDEL              DOUGLAS  K       360        250,000.00
     1
    15395 PROSPECT DRIVE               8.100          1,851.87
    79
                                       7.850          1,851.87
 320,000.00
    REDDING          CA   96001          1            11/30/95
    00
    30817237225                          05           02/01/96
     0
    30817237225                          O            01/01/26
    0


    1464690          686/686             F          268,000.00
    ZZ
    LUU                 HINH     V       360        268,000.00
     1
    28825 VIA PASATIEMPO               7.875          1,943.19
    80
                                       7.625          1,943.19
 335,000.00
    LAGUNA NIGUEL    CA   92677          2            11/30/95
    00
    30817298037                          03           02/01/96
     0
    30817298037                          O            01/01/26
    0


    1464691          686/686             F          500,000.00
    ZZ
    DRUCKER             THOMAS   M       360        499,697.10
     1
    4 LIGHTHOUSE STREET #15            8.500          3,844.57
    61
                                       8.250          3,844.57
 825,000.00
    MARINA DEL REY   CA   90292          2            11/29/95
    00
    30817298243                          01           01/01/96
     0
    30817298243                          O            12/01/25
    0


    1464692          686/686             F          230,400.00
    ZZ
    FERNANDEZ           J        L       360        230,400.00
     1
    236 N WILLOW SPRINGS ROAD          7.875          1,670.56
    80
                                       7.625          1,670.56
 288,000.00
    ORANGE           CA   92669          1            12/04/95
    00
    30817298516                          05           02/01/96
     0
    30817298516                          O            01/01/26
    0
1




    1464698          686/686             F          384,000.00
    ZZ
    PASCUAL             RONALDO  C       360        383,747.52
     1
    8491 WAVERLY DRIVE                 8.100          2,844.48
    80
                                       7.850          2,844.48
 480,000.00
    BUENA PARK       CA   90621          2            11/22/95
    00
    30817288152                          05           01/01/96
     0
    30817288152                          O            12/01/25
    0


    1464699          686/686             F          232,000.00
    ZZ
    CORDER              BRYAN            360        232,000.00
     1
    1315 CRAIG DRIVE                   8.250          1,742.94
    80
                                       8.000          1,742.94
 290,000.00
    LOMPOC           CA   93436          2            11/22/95
    00
    30817298276                          05           02/01/96
     0
    30817298276                          O            01/01/26
    0


    1464706          686/686             F          273,000.00
    ZZ
    MOISAN              JOHN     L       360        273,000.00
     1
    34965 SWEETWATER DRIVE             8.100          2,022.25
    70
                                       7.850          2,022.25
 390,000.00
    AGUA DULCE       CA   91350          1            12/06/95
    00
    30817173503                          05           02/01/96
     0
    30817173503                          O            01/01/26
    0


    1464744          025/025             F          268,700.00
    ZZ
    TILLMAN             WILLIAM  A       360        268,528.66
     1
    2512 GOLFVIEW DRIVE                8.250          2,018.65
    87
                                       8.000          2,018.65
 311,579.00
    FORT LAUDERDALE  FL   33327          4            11/06/95
    14
    473165                               03           01/01/96
    25
    473165                               O            12/01/25
    0


    1464755          966/728             F          255,000.00
    ZZ
    RILEY               RALPH    W       360        254,656.66
     1
    2704 SYLVAN WAY                    8.000          1,871.10
    68
                                       7.750          1,871.10
 375,000.00
    MCKINNEY         TX   75070          4            10/11/95
    00
    0380315011                           03           12/01/95
     0
    235923                               O            11/01/25
    0


    1464805          686/686             F          315,000.00
    ZZ
    LANG, SR            XENOPHON F       360        315,000.00
     1
1


    4115 SOUTH CLOVERDALE AVE          8.050          2,322.35
    79
                                       7.800          2,322.35
 400,000.00
    LOS ANGELES      CA   90008          2            12/07/95
    00
    30817095805                          05           02/01/96
     0
    30817095805                          O            01/01/26
    0


    1464810          686/686             F          240,000.00
    ZZ
    THOMAS              CARL     M       360        240,000.00
     1
    206 DEL CABO                       7.875          1,740.17
    62
                                       7.625          1,740.17
 389,990.00
    SAN CLEMENTE     CA   92673          1            11/30/95
    00
    30817297674                          03           02/01/96
     0
    30817297674                          O            01/01/26
    0


    1464812          450/728             F          296,000.00
    ZZ
    WILCOX              KENDALL  A       360        296,000.00
     1
    17245 BUENA VISTA AVENUE           7.750          2,120.58
    80
                                       7.500          2,120.58
 370,000.00
    LOS GATOS        CA   95030          1            11/28/95
    00
    0380302266                           05           02/01/96
     0
    3961877                              O            01/01/26
    0


    1464814          450/728             F          269,000.00
    ZZ
    ARAM                ASSAD    N       360        269,000.00
     1
    5602 SUNMIST DRIVE                 7.625          1,903.97
    58
                                       7.375          1,903.97
 470,000.00
    RANCHO PALOS VE  CA   90275          2            12/01/95
    00
    0380302829                           05           02/01/96
     0
    3961042                              O            01/01/26
    0


    1464818          E22/728             F          280,000.00
    ZZ
    DOERING             STEVEN   J       360        280,000.00
     1
    1166 KURTZ ROAD                    8.500          2,152.96
    70
                                       8.250          2,152.96
 401,000.00
    HOLLY            MI   48442          5            12/08/95
    00
    0410058606                           05           02/01/96
     0
    0410058606                           O            01/01/26
    0


    1464820          E22/728             F          134,550.00
    ZZ
    CURRAN              SHAWN    F       360        134,550.00
     1
    2422 TOURNAMENT COURT              8.375          1,022.68
    80
                                       8.125          1,022.68
 168,194.00
    GRAND PRAIRIE    TX   75050          1            12/08/95
    00
    0410058846                           05           02/01/96
     0
1


    0410058846                           O            01/01/26
    0


    1464855          480/728             F          225,167.00
    ZZ
    WILSON              CHRISTOPH        360        225,167.00
     1
    3736 LAKE ASPEN WEST DR            8.375          1,711.43
    83
                                       8.125          1,711.43
 273,000.00
    GRETNA           LA   70056          1            12/11/95
    12
    0380310475                           05           02/01/96
    25
    1712215                              O            01/01/26
    0


    1464898          470/728             F          159,750.00
    ZZ
    PESTANA             ANNE     L       360        159,750.00
     1
    17807 38TH PLACE W                 8.500          1,228.34
    75
                                       8.250          1,228.34
 213,000.00
    LYNNWOOD         WA   98037          1            12/27/95
    00
    0380305566                           03           02/01/96
     0
    25075976                             O            01/01/26
    0


    1464900          637/728             F          200,000.00
    ZZ
    GENDELS             ROBBIE           360        199,869.17
     1
    12 BRANDYWINE DRIVE                8.125          1,485.00
    40
                                       7.875          1,485.00
 505,000.00
    WHITE PLAINS     NY   10605          2            11/01/95
    00
    0380313396                           05           01/01/96
     0
    4732103                              O            12/01/25
    0


    1464903          637/728             F          250,150.00
    ZZ
    MULLER              DAVID            360        249,986.36
     1
    717 STELTON ROAD                   8.125          1,857.36
    93
                                       7.875          1,857.36
 269,000.00
    TEANECK          NJ   07666          1            11/15/95
    04
    0380314345                           05           01/01/96
    30
    4037644                              O            12/01/25
    0


    1464904          637/728             F          310,450.00
    ZZ
    NASH                LEONARD  W       360        310,450.00
     1
    80 MIZPAH STREET                   8.375          2,359.65
    90
                                       8.125          2,359.65
 345,000.00
    SAN FRANCISCO    CA   94131          1            12/07/95
    10
    0380300526                           05           02/01/96
    25
    3512894                              O            01/01/26
    0


1


    1464905          387/387             F          408,000.00
    ZZ
    KUNHART             JOHN     A       360        407,733.11
     1
    8156 CAPITOLA AVENUE               8.125          3,029.39
    80
                                       7.875          3,029.39
 510,000.00
    FAIR OAKS        CA   95628          1            11/22/95
    00
    559039                               05           01/01/96
     0
    559039                               O            12/01/25
    0


    1464906          387/387             F          235,800.00
    ZZ
    KNOTTER             PAUL             360        235,649.64
     1
    825 SOUTH COCHRAN DRIVE            8.250          1,771.49
    90
                                       8.000          1,771.49
 262,000.00
    LOS ANGELES      CA   90036          1            11/14/95
    11
    558643                               05           01/01/96
    25
    558643                               O            12/01/25
    0


    1464907          387/387             F          355,000.00
    ZZ
    YOUNG               MICHAEL  D       360        354,773.63
     1
    1518 LAS POSITAS ROAD              8.250          2,667.00
    90
                                       8.000          2,667.00
 395,000.00
    SANTA BARBARA    CA   93105          2            11/27/95
    11
    566612                               01           01/01/96
    25
    566612                               O            12/01/25
    0


    1464908          387/387             F          245,250.00
    ZZ
    COLLINS             BRUCE    J       360        245,097.56
     1
    332 GETCHELL STREET                8.375          1,864.08
    75
                                       8.125          1,864.08
 327,000.00
    SANTA CRUZ       CA   95060          5            11/16/95
    00
    561555                               05           01/01/96
     0
    561555                               O            12/01/25
    0


    1464909          461/461             F          436,000.00
    ZZ
    CURRY               SHELDON          360        435,699.94
     1
    5008 PENDLETON COURT               7.875          3,161.31
    80
                                       7.625          3,161.31
 545,000.00
    LADERA HEIGHTS   CA   90056          1            11/22/95
    00
    20976239                             05           01/01/96
     0
    20976239                             O            12/01/25
    0


    1464912          461/461             F          235,000.00
    ZZ
    SPRUITENBURG        THOMAS   J       360        234,846.28
     1
    167 JUANITA AVENUE                 8.125          1,744.87
    71
                                       7.875          1,744.87
 335,000.00
1


    PACIFICA         CA   94044          2            11/20/95
    00
    9020978425                           05           01/01/96
     0
    9020978425                           O            12/01/25
    0


    1464913          461/461             F          177,000.00
    ZZ
    NEVINS              JOYCE    S       360        177,000.00
     1
    45448 CAMINO MONZON                8.250          1,329.75
    75
                                       8.000          1,329.75
 236,000.00
    TEMECULA         CA   92592          1            11/30/95
    00
    20979506                             03           02/01/96
     0
    20979506                             O            01/01/26
    0


    1464918          267/267             F          249,850.00
    ZZ
    KINOSHITA           MICHAEL          360        249,850.00
     1
    22323 REDBEAM AVENUE               8.000          1,833.32
    95
                                       7.750          1,833.32
 263,000.00
    TORRANCE         CA   90505          1            11/28/95
    10
    4369781                              05           02/01/96
    30
    4369781                              O            01/01/26
    0


    1464920          E22/728             F          148,000.00
    ZZ
    MURCHISON           JEROLD   D       360        148,000.00
     1
    3698 COLUMBIA DRIVE                8.250          1,111.87
    80
                                       8.000          1,111.87
 185,000.00
    NAPA             CA   94558          5            12/11/95
    00
    0410053029                           05           02/01/96
     0
    0410053029                           O            01/01/26
    0


    1464921          267/267             F          360,000.00
    ZZ
    THOMSEN             CHRISTOPH        360        360,000.00
     1
    5 REYNA PLACE                      7.750          2,579.09
    57
                                       7.500          2,579.09
 635,150.00
    MENLO PARK       CA   94025          1            11/29/95
    00
    4379134                              05           02/01/96
     0
    4379134                              O            01/01/26
    0


    1464922          267/267             F          296,250.00
    ZZ
    FRIED               WILLIAM  H       360        296,250.00
     1
    1002 PEPPER AVENUE                 7.750          2,122.38
    75
                                       7.500          2,122.38
 395,000.00
    SUNNYVALE        CA   94087          5            11/27/95
    00
    4376940                              05           02/01/96
     0
    4376940                              O            01/01/26
    0
1




    1464923          267/267             F          271,500.00
    ZZ
    AALTO               JOHN     E       360        271,303.49
     1
    4534 VAN NOORD AVENUE              7.625          1,921.67
    78
                                       7.375          1,921.67
 350,000.00
    NORTH HOLLYWOOD  CA   91604          2            11/22/95
    00
    4372700                              05           01/01/96
     0
    4372700                              O            12/01/25
    0


    1464924          267/267             F          260,000.00
    ZZ
    LAYNE               CHRISTOPHB       360        260,000.00
     1
    1572 GLENMONT DRIVE                7.625          1,840.27
    80
                                       7.375          1,840.27
 325,000.00
    GLENDALE         CA   91207          1            12/01/95
    00
    4380038                              05           02/01/96
     0
    4380038                              O            01/01/26
    0


    1464925          267/267             F          261,000.00
    ZZ
    HALL                MARGARET         360        261,000.00
     1
    7550 DUNBARTON AVENUE              7.750          1,869.84
    90
                                       7.500          1,869.84
 290,000.00
    LOS ANGELES      CA   90045          1            11/27/95
    10
    4371194                              05           02/01/96
    25
    4371194                              O            01/01/26
    0


    1464927          744/728             F          301,000.00
    ZZ
    HEPPY               GARY     M       360        301,000.00
     1
    28295 VIA ALFONSE                  7.875          2,182.46
    85
                                       7.625          2,182.46
 355,000.00
    LAGUNA NIGUEL    CA   92677          2            12/08/95
    14
    0380302159                           05           02/01/96
    12
    75809                                O            01/01/26
    0


    1464928          694/728             F          271,900.00
    ZZ
    DESHPANDE           VYAS             360        271,900.00
     1
    7 CAMERON LANE                     7.875          1,971.47
    80
                                       7.625          1,971.47
 339,900.00
    LUMBERTON        NJ   08048          1            12/13/95
    00
    0380303231                           05           02/01/96
     0
    0400101009                           O            01/01/26
    0


    1464930          744/728             F          424,000.00
    ZZ
    WAGNER              KATHY    J       360        424,000.00
     1
1


    32 SILVERWOOD DRIVE                8.375          3,222.71
    73
                                       8.125          3,222.71
 585,000.00
    LAFAYETTE        CA   94549          2            12/07/95
    00
    0380300534                           05           02/01/96
     0
    75861                                O            01/01/26
    0


    1464933          736/728             F          324,000.00
    ZZ
    REYNA               PAUL     B       360        324,000.00
     1
    25640 CREEKVIEW CIRCLE             7.750          2,321.18
    80
                                       7.500          2,321.18
 405,000.00
    SALINAS          CA   93908          1            12/08/95
    00
    0380303587                           03           02/01/96
     0
    455655                               O            01/01/26
    0


    1464934          736/728             F          277,600.00
    ZZ
    POLL                DARRYL   S       360        277,600.00
     1
    4368 CLEARWOOD ROAD                7.875          2,012.79
    80
                                       7.625          2,012.79
 347,000.00
    MOORPARK         CA   93021          1            12/07/95
    00
    0380304023                           03           02/01/96
     0
    457125                               O            01/01/26
    0


    1464937          B74/728             F          316,000.00
    ZZ
    DADBIN              SHAHROKH         360        316,000.00
     1
    1234 PECK DRIVE                    8.625          2,457.82
    80
                                       8.375          2,457.82
 395,000.00
    LOS ANGELES      CA   90035          2            12/05/95
    00
    0380301805                           05           02/01/96
     0
    955719                               O            01/01/26
    0


    1464940          744/728             F          497,500.00
    ZZ
    JUZANG              MAXIE            360        497,500.00
     1
    18549 DORAL WAY                    7.750          3,564.15
    80
                                       7.500          3,564.15
 622,000.00
    TARZANA AREA     CA   91356          1            12/13/95
    00
    0380300070                           03           02/01/96
     0
    75671                                O            01/01/26
    0


    1464943          E19/728             F          243,000.00
    ZZ
    DOBRENEN            JOHN     J       360        243,000.00
     1
    16529 OLD FOREST ROAD              8.250          1,825.58
    90
                                       8.000          1,825.58
 270,000.00
    HACIENDA HEIGHT  CA   91745          2            12/11/95
    04
    0380299850                           05           02/01/96
    25
1


    100002799                            O            01/01/26
    0


    1464945          596/728             F          230,000.00
    ZZ
    MACHOLD, JR         JOHN     H       360        229,853.34
     1
    12293 SUNSET PARKWAY               8.250          1,727.91
    63
                                       8.000          1,727.91
 370,000.00
    LOS ANGELES      CA   90064          5            11/22/95
    00
    0380300716                           05           01/01/96
     0
    49168305                             O            12/01/25
    0


    1464960          405/405             F          235,500.00
    ZZ
    UNADKAT             RAJNIKANTR       360        235,337.93
     1
    11602 EAST LAKE AVENUE             7.875          1,707.54
    66
                                       7.625          1,707.54
 360,000.00
    ENGLEWOOD        CO   80111          2            11/10/95
    00
    3704988                              05           01/01/96
     0
    3704988                              O            12/01/25
    0


    1464961          405/405             F          262,000.00
    ZZ
    MAIO                LAWRENCE T       360        261,673.17
     1
    4750 JEFFER LN                     8.375          1,991.39
    66
                                       8.125          1,991.39
 400,000.00
    LA MESA          CA   91941          2            10/20/95
    00
    3724804                              05           12/01/95
     0
    3724804                              O            11/01/25
    0


    1464962          405/405             F          269,200.00
    ZZ
    STRICKLAND          CHERYL   L       360        269,045.12
     1
    16 UPPER WARREN WAY                8.750          2,117.80
    80
                                       8.500          2,117.80
 336,500.00
    WARREN           NJ   07059          1            11/29/95
    00
    3728839                              05           01/01/96
     0
    3728839                              O            12/01/25
    0


    1464963          405/405             F          417,500.00
    ZZ
    BIBLOWITZ           KENNETH  R       360        417,233.77
     1
    17454 RANCHO DEL RIO               8.250          3,136.54
    64
                                       8.000          3,136.54
 660,000.00
    RANCHO SANTA FE  CA   92067          2            11/21/95
    00
    3754785                              05           01/01/96
     0
    3754785                              O            12/01/25
    0


1


    1464966          405/405             F          231,300.00
    ZZ
    BUC                 MICHAEL  J       360        231,140.82
     1
    1378 SPARROW ROAD                  7.875          1,677.09
    80
                                       7.625          1,677.09
 289,130.00
    CARLSBAD         CA   92009          1            11/08/95
    00
    3759438                              03           01/01/96
     0
    3759438                              O            12/01/25
    0


    1464969          405/405             F          500,000.00
    ZZ
    KAMHI               ARNOLD   D       360        499,655.90
     1
    27 EVANS DRIVE                     7.875          3,625.35
    56
                                       7.625          3,625.35
 900,000.00
    BROOKVILLE       NY   11545          1            11/17/95
    00
    3769395                              05           01/01/96
     0
    3769395                              O            12/01/25
    0


    1464970          405/405             F          272,700.00
    ZZ
    DE WEESE            ROBERT   O       360        272,538.99
     1
    4281 CANDLEBERRY AVENUE            8.625          2,121.04
    90
                                       8.375          2,121.04
 303,000.00
    SEAL BEACH       CA   90740          1            11/09/95
    10
    3770385                              05           01/01/96
    25
    3770385                              O            12/01/25
    0


    1464971          405/405             F          288,000.00
    ZZ
    SCHERZ              HAROLD           360        287,806.75
     1
    220 BONNIEVIEW                     8.000          2,113.25
    66
                                       7.750          2,113.25
 440,000.00
    AUSTIN           TX   78704          2            11/22/95
    00
    3770609                              05           01/01/96
     0
    3770609                              O            12/01/25
    0


    1464972          405/405             F          346,000.00
    ZZ
    WINE                D        T       360        345,767.84
     1
    1565 PARKVIEW DRIVE                8.000          2,538.83
    83
                                       7.750          2,538.83
 418,000.00
    VISTA            CA   92083          2            11/22/95
    21
    3770732                              03           01/01/96
    12
    3770732                              O            12/01/25
    0


    1464973          405/405             F          273,800.00
    ZZ
    WUEST               CRAIG    R       360        273,616.28
     1
    401 TRIOMPHE COURT                 8.000          2,009.05
    77
                                       7.750          2,009.05
 360,000.00
1


    DANVILLE         CA   94506          2            11/15/95
    00
    3772258                              03           01/01/96
     0
    3772258                              O            12/01/25
    0


    1464974          405/405             F          491,000.00
    ZZ
    CHASE               GLENN    A       360        490,702.55
     1
    955 PENINSULA WAY                  8.500          3,775.37
    77
                                       8.250          3,775.37
 643,000.00
    MENLO PARK       CA   94025          2            11/14/95
    00
    3774189                              05           01/01/96
     0
    3774189                              O            12/01/25
    0


    1464975          405/405             F          239,750.00
    ZZ
    ROWE                JEFFREY  A       360        239,585.00
     1
    4982 ODESSA AVENUE                 7.875          1,738.36
    70
                                       7.625          1,738.36
 342,500.00
    LOS ANGELES      CA   91436          1            11/06/95
    00
    3775699                              05           01/01/96
     0
    3775699                              O            12/01/25
    0


    1464976          405/405             F          243,000.00
    ZZ
    MILLER              DARREN   B       360        242,848.96
     1
    37 MONSERRAT AVENUE                8.375          1,846.98
    80
                                       8.125          1,846.98
 305,000.00
    FOOTHILL RANCH   CA   92610          2            11/14/95
    00
    3776812                              03           01/01/96
     0
    3776812                              O            12/01/25
    0


    1464977          405/405             F          217,600.00
    ZZ
    HOOVER              KARL     H       360        217,471.52
     1
    3462 OUTLOOK COURT                 8.625          1,692.48
    80
                                       8.375          1,692.48
 272,000.00
    SAN JOSE         CA   95132          2            11/10/95
    00
    3777810                              05           01/01/96
     0
    3777810                              O            12/01/25
    0


    1464978          405/405             F          335,000.00
    ZZ
    ANDREWS             PAUL     R       360        334,786.38
     1
    701 PURITAN                        8.250          2,516.75
    76
                                       8.000          2,516.75
 441,000.00
    BIRMINGHAM       MI   48009          2            11/16/95
    00
    3778214                              05           01/01/96
     0
    3778214                              O            12/01/25
    0
1




    1464980          405/405             F          262,000.00
    ZZ
    REIGLE              TIMOTHY  C       360        261,845.32
     1
    34055 ST OF THE CRYSTAL LANTER     8.625          2,037.81
    90
                                       8.375          2,037.81
 292,000.00
    DANA POINT       CA   92629          2            11/15/95
    21
    3780319                              05           01/01/96
    25
    3780319                              O            12/01/25
    0


    1464981          405/405             F          356,000.00
    ZZ
    WATSON, JR          GABE     A       360        355,761.12
     1
    416 CALLE DE ARAGON                8.000          2,612.21
    79
                                       7.750          2,612.21
 455,500.00
    TORRANCE         CA   90277          2            11/10/95
    00
    3782646                              05           01/01/96
     0
    3782646                              O            12/01/25
    0


    1464982          405/405             F          295,000.00
    ZZ
    SIMMONS             MICHAEL  S       360        294,816.63
     1
    ROUTE 626 OAKLEIGH                 8.375          2,242.22
    77
                                       8.125          2,242.22
 385,000.00
    LOUISA           VA   23093          1            11/30/95
    00
    3786837                              05           01/01/96
     0
    3786837                              O            12/01/25
    0


    1464984          405/405             F          255,000.00
    ZZ
    GETTLE              JASON    E       360        254,833.19
     1
    1158 VILLAGE DRIVE                 8.125          1,893.37
    90
                                       7.875          1,893.37
 285,000.00
    BELMONT          CA   94002          2            11/20/95
    14
    3789385                              09           01/01/96
    25
    3789385                              O            12/01/25
    0


    1464985          405/405             F          300,000.00
    ZZ
    HERRMANN            BRUCE    W       360        299,808.70
     1
    23301 PARTRIDGE LANE               8.250          2,253.80
    28
                                       8.000          2,253.80
1,080,000.00
    LOS ALTOS        CA   94024          2            11/02/95
    00
    3792314                              05           01/01/96
     0
    3792314                              O            12/01/25
    0


    1464986          405/405             F          544,000.00
    ZZ
    IINO                THOMAS           360        543,616.04
     1
1


    945 GLENHAVEN DRIVE                7.750          3,897.29
    70
                                       7.500          3,897.29
 780,000.00
    LOS ANGELES      CA   90272          2            11/08/95
    00
    3792611                              05           01/01/96
     0
    3792611                              O            12/01/25
    0


    1464987          405/405             F          556,000.00
    ZZ
    SINGER              MICHAEL  L       360        555,645.45
     1
    3682    AVENIDA CALLADA            8.250          4,177.05
    80
                                       8.000          4,177.05
 695,000.00
    CALABASAS        CA   91302          2            11/01/95
    00
    3793262                              03           01/01/96
     0
    3793262                              O            12/01/25
    0


    1464988          405/405             F          235,150.00
    ZZ
    PRICE               ROBERT   W       360        235,000.05
     1
    1605 SANTA ANA AVENUE #D           8.250          1,766.61
    80
                                       8.000          1,766.61
 293,940.00
    COSTA MESA       CA   92627          1            11/02/95
    00
    3793536                              03           01/01/96
     0
    3793536                              O            12/01/25
    0


    1464989          405/405             F          495,200.00
    ZZ
    MC CLURE            JOHN     M       360        494,884.22
     1
    5130 LAFITTE DRIVE                 8.250          3,720.28
    80
                                       8.000          3,720.28
 619,000.00
    AGOURA           CA   91301          1            11/03/95
    00
    3793825                              03           01/01/96
     0
    3793825                              O            12/01/25
    0


    1464990          405/405             F          228,000.00
    ZZ
    NAPOLILLO           MICHAEL          360        227,843.09
     1
    650 BROCTON COURT #101             7.875          1,653.16
    80
                                       7.625          1,653.16
 285,000.00
    LONG BEACH       CA   90803          2            11/08/95
    00
    3795325                              03           01/01/96
     0
    3795325                              O            12/01/25
    0


    1464991          405/405             F          297,000.00
    ZZ
    BARRY               JOHN     C       360        296,795.60
     1
    6787 FINDLEY CIRCLE                7.875          2,153.46
    75
                                       7.625          2,153.46
 397,000.00
    HUNTINGTON BEAC  CA   92648          1            11/20/95
    00
    3795440                              05           01/01/96
     0
1


    3795440                              O            12/01/25
    0


    1464992          405/405             F          340,500.00
    ZZ
    PINTO               RANDOLPH         360        340,282.87
     1
    577 AUGUSTA LANE                   8.250          2,558.07
    72
                                       8.000          2,558.07
 477,000.00
    LOUISVILLE       CO   80027          2            11/08/95
    00
    3795473                              03           01/01/96
     0
    3795473                              O            12/01/25
    0


    1464993          405/405             F          262,350.00
    ZZ
    LINDSAY             D        M       360        262,186.93
     1
    1899 VIA DEL TORRIE                8.375          1,994.05
    90
                                       8.125          1,994.05
 292,000.00
    ALPINE           CA   91901          2            11/10/95
    21
    3795705                              01           01/01/96
    25
    3795705                              O            12/01/25
    0


    1464994          405/405             F          296,000.00
    ZZ
    MARBINI             SAIED    A       360        295,806.38
     1
    3689 COUNTRY CLUB DRIVE            8.125          2,197.79
    80
                                       7.875          2,197.79
 370,000.00
    REDWOOD CITY     CA   94061          1            11/01/95
    00
    3795812                              05           01/01/96
     0
    3795812                              O            12/01/25
    0


    1464995          405/405             F          259,100.00
    ZZ
    LANTHORNE, III      RUSSELL  J       360        258,921.68
     1
    3370 AVENIDA NIEVE                 7.875          1,878.66
    90
                                       7.625          1,878.66
 287,902.00
    CARLSBAD         CA   92009          1            11/15/95
    21
    3795820                              03           01/01/96
    25
    3795820                              O            12/01/25
    0


    1464996          405/405             F          466,800.00
    ZZ
    LAMBO               MICHAEL  J       360        466,502.33
     1
    705 TURNBRIDGE ROAD                8.250          3,506.92
    79
                                       8.000          3,506.92
 596,000.00
    WAYNE            PA   19087          2            11/13/95
    00
    3796067                              03           01/01/96
     0
    3796067                              O            12/01/25
    0


1


    1464997          405/405             F          246,000.00
    ZZ
    QUADAY              STEVEN   J       360        245,847.10
     1
    16780 DRY CREEK COURT              8.375          1,869.78
    88
                                       8.125          1,869.78
 280,000.00
    MORGAN HILL      CA   95037          2            11/07/95
    21
    3796323                              05           01/01/96
    25
    3796323                              O            12/01/25
    0


    1464998          405/405             F          205,200.00
    ZZ
    JOHNSON             RICKY            360        205,069.15
     1
    330 BRIGHTON COURT                 8.250          1,541.60
    84
                                       8.000          1,541.60
 245,000.00
    CRETE            IL   60417          2            12/01/95
    14
    3796471                              05           01/01/96
    12
    3796471                              O            12/01/25
    0


    1464999          405/405             F          628,000.00
    ZZ
    CLEMENS             LORRIE   E       360        627,567.81
     1
    275 ESCOBAR ROAD                   7.875          4,553.44
    80
                                       7.625          4,553.44
 785,000.00
    PORTOLA VALLEY   CA   94025          1            11/09/95
    00
    3796687                              05           01/01/96
     0
    3796687                              O            12/01/25
    0


    1465000          405/405             F          238,000.00
    ZZ
    LAM                 PETER    S       360        237,855.81
     1
    1595 NUTHATCH LANE                 8.500          1,830.02
    80
                                       8.250          1,830.02
 298,000.00
    SUNNYVALE        CA   94087          1            11/06/95
    00
    3796745                              05           01/01/96
     0
    3796745                              O            12/01/25
    0


    1465002          405/405             F          436,000.00
    ZZ
    HSU                 DARREN   S       360        435,714.79
     1
    21074 MARCY COURT                  8.125          3,237.29
    80
                                       7.875          3,237.29
 545,000.00
    CUPERTINO        CA   95014          2            11/06/95
    00
    3798055                              05           01/01/96
     0
    3798055                              O            12/01/25
    0


    1465003          405/405             F          391,500.00
    ZZ
    WESSEL              LELAND   G       360        391,256.65
     1
    5430 RENAISSANCE AVENUE            8.375          2,975.69
    90
                                       8.125          2,975.69
 435,000.00
1


    SAN DIEGO        CA   92122          2            11/17/95
    11
    3798071                              01           01/01/96
    25
    3798071                              O            12/01/25
    0


    1465004          405/405             F          227,000.00
    ZZ
    RAGAN               JOHN     W       360        226,851.51
     1
    6420 SW CANBY STREET               8.125          1,685.47
    73
                                       7.875          1,685.47
 315,000.00
    PORTLAND         OR   97219          2            11/20/95
    00
    3798204                              05           01/01/96
     0
    3798204                              O            12/01/25
    0


    1465005          405/405             F          330,000.00
    ZZ
    GREMP               JOHN     T       360        329,784.12
     1
    14 SOUTH ROYAL FERN DRIVE          8.125          2,450.25
    63
                                       7.875          2,450.25
 528,850.00
    THE WOODLANDS    TX   77380          1            11/21/95
    00
    3798428                              03           01/01/96
     0
    3798428                              O            12/01/25
    0


    1465006          405/405             F          334,250.00
    ZZ
    ELDER               WILLIAM          360        334,019.97
     1
    17253 AVENIDA DE LA HERRADURA      7.875          2,423.55
    70
                                       7.625          2,423.55
 477,500.00
    LOS ANGELES      CA   90272          1            11/06/95
    00
    3798840                              03           01/01/96
     0
    3798840                              O            12/01/25
    0


    1465007          405/405             F          332,000.00
    ZZ
    HERTZOG             HILLARY  S       360        331,771.51
     1
    804 MILAN AVENUE                   7.875          2,407.24
    80
                                       7.625          2,407.24
 415,000.00
    SOUTH PASADENA   CA   91030          1            11/08/95
    00
    3798972                              05           01/01/96
     0
    3798972                              O            12/01/25
    0


    1465008          405/405             F          262,400.00
    ZZ
    ROMEO               RICHARD  E       360        262,232.67
     1
    1510 BLUEBELL AVENUE               8.250          1,971.33
    80
                                       8.000          1,971.33
 331,000.00
    BOULDER          CO   80302          2            11/13/95
    00
    3799319                              05           01/01/96
     0
    3799319                              O            12/01/25
    0
1




    1465011          405/405             F          384,850.00
    ZZ
    WATSON              DEBORAH          360        384,634.25
     1
    5004 WESTGROVE LANE                8.875          3,062.04
    77
                                       8.625          3,062.04
 500,000.00
    COLLEYVILLE      TX   76034          2            11/17/95
    00
    3802394                              03           01/01/96
     0
    3802394                              O            12/01/25
    0


    1465012          405/405             F          279,300.00
    ZZ
    GLASER              KARL     A       360        279,130.79
     1
    1228 3RD AVENUE                    8.500          2,147.58
    70
                                       8.250          2,147.58
 399,000.00
    LONGMONT         CO   80501          1            11/14/95
    00
    3802410                              05           01/01/96
     0
    3802410                              O            12/01/25
    0


    1465014          405/405             F          374,000.00
    ZZ
    TRAVERSI            STEVEN   R       360        373,755.35
     1
    27274 EASTVALE ROAD                8.125          2,776.94
    68
                                       7.875          2,776.94
 550,000.00
    PALOS VERDES ES  CA   90274          2            11/10/95
    00
    3802832                              05           01/01/96
     0
    3802832                              O            12/01/25
    0


    1465015          405/405             F          331,800.00
    ZZ
    CIHOUSKI            JOSEPH   J       360        331,598.99
     1
    1281 SUNSET CLIFFS BLVD            8.500          2,551.26
    59
                                       8.250          2,551.26
 565,000.00
    SAN DIEGO        CA   92107          2            11/02/95
    00
    3803046                              05           01/01/96
     0
    3803046                              O            12/01/25
    0


    1465016          405/405             F          575,000.00
    ZZ
    HARTMAN             LEE      A       360        574,604.29
     1
    4414 PARK MALLORCA                 7.875          4,169.15
    80
                                       7.625          4,169.15
 720,000.00
    CALABASAS        CA   91302          2            11/09/95
    00
    3803459                              03           01/01/96
     0
    3803459                              O            12/01/25
    0


    1465018          405/405             F          220,250.00
    ZZ
    MCKINNEY            MARK     D       360        220,102.21
     1
1


    3726 CHESTNUT AVENUE               8.000          1,616.12
    90
                                       7.750          1,616.12
 245,000.00
    LONG BEACH       CA   90807          1            11/22/95
    10
    3804622                              05           01/01/96
    25
    3804622                              O            12/01/25
    0


    1465019          405/405             F          307,450.00
    ZZ
    TAYLOR              DON              360        307,243.71
     1
    59 EAST REVERE STREET              8.000          2,255.96
    90
                                       7.750          2,255.96
 342,000.00
    UPLAND           CA   91786          1            11/15/95
    10
    3804937                              05           01/01/96
    25
    3804937                              O            12/01/25
    0


    1465022          405/405             F          280,000.00
    ZZ
    ORR, JR             CHARLES  L       360        279,821.45
     1
    11674 NEBRASKA AVENUE              8.250          2,103.55
    85
                                       8.000          2,103.55
 330,000.00
    LOS ANGELES      CA   90025          2            11/27/95
    14
    3806296                              01           01/01/96
    12
    3806296                              O            12/01/25
    0


    1465023          405/405             F          333,750.00
    ZZ
    CURRAN              THOMAS   L       360        333,520.31
     1
    29131 ALFIERI STREET               7.875          2,419.92
    90
                                       7.625          2,419.92
 371,000.00
    LAGUNA NIGUEL    CA   92677          1            11/16/95
    11
    3806494                              03           01/01/96
    25
    3806494                              O            12/01/25
    0


    1465024          405/405             F          332,000.00
    ZZ
    KUNITOMI            GENE     M       360        331,798.87
     1
    112 OAK DRIVE                      8.500          2,552.80
    80
                                       8.250          2,552.80
 415,000.00
    SAN RAFAEL       CA   94901          2            11/20/95
    00
    3806809                              05           01/01/96
     0
    3806809                              O            12/01/25
    0


    1465025          405/405             F          252,000.00
    ZZ
    LONDON              BARBARA  P       360        251,817.60
     1
    13158 WINDBREAK ROAD               7.625          1,783.65
    80
                                       7.375          1,783.65
 315,000.00
    SAN DIEGO        CA   92130          1            11/28/95
    00
    3807831                              03           01/01/96
     0
1


    3807831                              O            12/01/25
    0


    1465026          405/405             F          387,000.00
    ZZ
    SAUTER              JEREMY   B       360        386,740.33
     1
    9285 FLICKER PLACE                 8.000          2,839.67
    90
                                       7.750          2,839.67
 430,000.00
    LOS ANGELES      CA   90069          1            11/09/95
    21
    3808078                              05           01/01/96
    25
    3808078                              O            12/01/25
    0


    1465027          405/405             F          580,000.00
    ZZ
    STEINKOHL           WILLIAM  B       360        579,610.83
     1
    1673 CATALUNA PLACE                8.000          4,255.84
    80
                                       7.750          4,255.84
 725,000.00
    PALOS VERDES ES  CA   90274          2            11/15/95
    00
    3808466                              05           01/01/96
     0
    3808466                              O            12/01/25
    0


    1465028          405/405             F          240,000.00
    ZZ
    ACKERMAN            DAVID    M       360        239,838.96
     1
    7668 EAST ARIZONA DRIVE            8.000          1,761.04
    80
                                       7.750          1,761.04
 300,000.00
    DENVER           CO   80231          1            11/21/95
    00
    3808474                              03           01/01/96
     0
    3808474                              O            12/01/25
    0


    1465029          405/405             F          343,200.00
    ZZ
    KAESLER             RUDIGER          360        342,975.49
     1
    1135 GREEN LANE                    8.125          2,548.26
    80
                                       7.875          2,548.26
 429,000.00
    LA CANADA-FLINT  CA   91011          1            11/16/95
    00
    3808532                              05           01/01/96
     0
    3808532                              O            12/01/25
    0


    1465030          405/405             F          270,000.00
    ZZ
    HYDUKE              CHRIS    L       360        269,823.37
     1
    806 CARNELIAN STREET               8.125          2,004.75
    90
                                       7.875          2,004.75
 300,000.00
    REDONDO BEACH    CA   90277          2            11/28/95
    10
    3809431                              05           01/01/96
    25
    3809431                              O            12/01/25
    0


1


    1465031          405/405             F          300,000.00
    ZZ
    BALDRIDGE           EUGENE   T       360        299,813.53
     1
    562 BELLEFONTAINE STREET           8.375          2,280.22
    48
                                       8.125          2,280.22
 629,000.00
    PASADENA         CA   91105          2            11/10/95
    00
    3809498                              05           01/01/96
     0
    3809498                              O            12/01/25
    0


    1465032          405/405             F          412,500.00
    T
    CORNELIUS           KENNETH  E       360        412,250.11
     1
    500 BAY DRIVE 12B1-2               8.500          3,171.77
    75
                                       8.250          3,171.77
 550,000.00
    LAHAINA          HI   96761          2            11/21/95
    00
    3809621                              01           01/01/96
     0
    3809621                              O            12/01/25
    0


    1465033          405/405             F          258,800.00
    ZZ
    HARGETT             ROBERT   L       360        258,639.14
     1
    10611 INDIGO BROOM LOOP            8.375          1,967.07
    80
                                       8.125          1,967.07
 323,503.00
    AUSTIN           TX   78733          1            11/29/95
    00
    3809647                              03           01/01/96
     0
    3809647                              O            12/01/25
    0


    1465034          405/405             F          352,000.00
    ZZ
    GILL                JAMES    H       360        351,757.75
     1
    911 14TH STREET                    7.875          2,552.25
    80
                                       7.625          2,552.25
 440,000.00
    MANHATTAN BEACH  CA   90266          1            11/14/95
    00
    3810090                              05           01/01/96
     0
    3810090                              O            12/01/25
    0


    1465035          405/405             F          207,100.00
    ZZ
    LEWMAN              KAREN    M       360        206,967.93
     1
    473 SOUTH CATALINA AVENUE          8.250          1,555.88
    95
                                       8.000          1,555.88
 218,000.00
    PASADENA         CA   91106          1            11/21/95
    10
    3810132                              01           01/01/96
    30
    3810132                              O            12/01/25
    0


    1465036          405/405             F          465,000.00
    ZZ
    HELD                FREDERICK        360        464,703.49
     1
    1320 VIA GABRIEL                   8.250          3,493.39
    69
                                       8.000          3,493.39
 680,000.00
1


    PALOS VERDES ES  CA   90274          2            11/20/95
    00
    3810462                              05           01/01/96
     0
    3810462                              O            12/01/25
    0


    1465038          405/405             F          350,000.00
    ZZ
    SCIDMORE, JR        GERALD   F       360        349,782.45
     1
    11 MONTECITO DRIVE                 8.375          2,660.26
    36
                                       8.125          2,660.26
 980,000.00
    NEWPORT BEACH    CA   92625          2            11/20/95
    00
    3811700                              03           01/01/96
     0
    3811700                              O            12/01/25
    0


    1465039          405/405             F          322,000.00
    ZZ
    SULLIVAN            GARY     W       360        321,789.36
     1
    1340 MARTIN AVENUE                 8.125          2,390.85
    75
                                       7.875          2,390.85
 430,000.00
    SAN JOSE         CA   95126          2            11/16/95
    00
    3812146                              05           01/01/96
     0
    3812146                              O            12/01/25
    0


    1465040          405/405             F          254,400.00
    ZZ
    HEWITT              KENNETH  M       360        254,233.58
     1
    12428 PICRUS STREET                8.125          1,888.92
    80
                                       7.875          1,888.92
 318,000.00
    SAN DIEGO        CA   92129          2            11/22/95
    00
    3812872                              05           01/01/96
     0
    3812872                              O            12/01/25
    0


    1465041          405/405             F          231,300.00
    ZZ
    NEFF                DANIEL   E       360        231,163.44
     1
    7303 URSHAN WAY                    8.625          1,799.03
    90
                                       8.375          1,799.03
 257,000.00
    SAN JOSE         CA   95138          2            11/22/95
    10
    3813367                              05           01/01/96
    25
    3813367                              O            12/01/25
    0


    1465042          405/405             F          211,500.00
    ZZ
    NERZIG              RICHARD          360        211,361.64
     1
    87 HIGHLAND AVENUE                 8.125          1,570.39
    90
                                       7.875          1,570.39
 235,000.00
    PORT WASHINGTON  NY   11050          1            12/01/95
    10
    3813524                              05           01/01/96
    25
    3813524                              O            12/01/25
    0
1




    1465043          405/405             F          306,800.00
    ZZ
    SHOHFI              JOHN     A       360        306,599.30
     1
    2564 BOULDER ROAD                  8.125          2,277.99
    90
                                       7.875          2,277.99
 341,000.00
    ALTADENA         CA   91001          1            11/16/95
    21
    3813680                              05           01/01/96
    25
    3813680                              O            12/01/25
    0


    1465044          405/405             F          252,000.00
    ZZ
    LOWE                DAVID    A       360        251,835.15
     1
    132 WILLIAMS LANDING DRIVE         8.125          1,871.10
    80
                                       7.875          1,871.10
 315,000.00
    FOSTER CITY      CA   94404          1            11/21/95
    00
    3814464                              03           01/01/96
     0
    3814464                              O            12/01/25
    0


    1465045          405/405             F          553,600.00
    ZZ
    ODOMES              NATE             360        553,273.15
     1
    8265 SENTINAE CHASE DRIVE          8.625          4,305.85
    80
                                       8.375          4,305.85
 700,000.00
    ROSWELL          GA   30076          2            11/27/95
    00
    3815115                              03           01/01/96
     0
    3815115                              O            12/01/25
    0


    1465046          405/405             F          310,400.00
    ZZ
    ECHOLS              JAMES    F       360        310,191.72
     1
    3740 GARNET STREET                 8.000          2,277.61
    80
                                       7.750          2,277.61
 388,000.00
    HOUSTON          TX   77005          1            11/30/95
    00
    3816113                              03           01/01/96
     0
    3816113                              O            12/01/25
    0


    1465047          405/405             F          322,200.00
    ZZ
    MOORE               DAVID    R       360        321,978.26
     1
    16164 TORTOLA CIRCLE               7.875          2,336.18
    90
                                       7.625          2,336.18
 358,000.00
    HUNTINGTON BEAC  CA   92649          1            11/28/95
    10
    3818127                              09           01/01/96
    25
    3818127                              O            12/01/25
    0


    1465049          405/405             F          332,600.00
    ZZ
    TODD                DAVID            360        332,403.63
     1
1


    4085 BENDING OAK COURT             8.625          2,586.93
    90
                                       8.085          2,586.93
 370,000.00
    MOORPARK         CA   93021          1            11/06/95
    22
    3798907                              03           01/01/96
    25
    3798907                              O            12/01/25
    0


    1465050          405/405             F          327,600.00
    ZZ
    BRABAND             RICHARD  M       360        327,421.05
     1
    5 WHITE CLIFF                      9.000          2,635.95
    87
                                       8.460          2,635.95
 378,000.00
    LAGUNA NIGUEL    CA   92677          2            11/24/95
    22
    3810561                              03           01/01/96
    25
    3810561                              O            12/01/25
    0


    1465051          405/405             F          280,900.00
    ZZ
    WENTZ               STEVEN   A       360        280,900.00
     1
    87 SHADY GROVE LANE                8.250          2,110.31
    90
                                       7.710          2,110.31
 312,500.00
    THOUSAND OAKS    CA   91360          1            12/01/95
    22
    3811387                              05           02/01/96
    25
    3811387                              O            01/01/26
    0


    1465052          405/405             F          252,000.00
    ZZ
    CATTANEO            KEITH    P       360        251,855.01
     1
    443 YELLOWSTONE DRIVE              8.750          1,982.49
    90
                                       8.210          1,982.49
 280,000.00
    SOUTH SAN FRANC  CA   94080          1            11/20/95
    22
    3813045                              05           01/01/96
    25
    3813045                              O            12/01/25
    0


    1465053          405/405             F          352,750.00
    ZZ
    ANDRESS             PETER            360        352,530.74
     1
    3432 LA SOMBRA DRIVE               8.375          2,681.16
    85
                                       7.835          2,681.16
 415,000.00
    LOS ANGELES      CA   90068          1            11/22/95
    22
    3814548                              05           01/01/96
    12
    3814548                              O            12/01/25
    0


    1465087          480/728             F          615,000.00
    ZZ
    STENGER             DANIEL   F       360        615,000.00
     1
    927 MACKALL AVENUE                 8.375          4,674.44
    74
                                       8.125          4,674.44
 835,000.00
    MCLEAN           VA   22101          2            12/08/95
    00
    0380304205                           05           02/01/96
     0
1


    1136035                              O            01/01/26
    0


    1465088          664/728             F          225,000.00
    ZZ
    KOSCELNIK           RICK     J       360        224,608.80
     1
    3007 SOMBRERO CIRCLE               8.750          1,770.08
    79
                                       8.500          1,770.08
 285,000.00
    SAN RAMON        CA   94583          2            09/07/95
    00
    0380302183                           03           11/01/95
     0
    2031011                              O            10/01/25
    0


    1465089          731/728             F          281,600.00
    ZZ
    BLOOM               GENE             360        281,600.00
     1
    24886 EATON LANE                   8.500          2,165.26
    90
                                       8.250          2,165.26
 315,000.00
    LAGUNA NIGUEL    CA   92677          2            12/06/95
    14
    0380301052                           03           02/01/96
    25
    411610925                            O            01/01/26
    0


    1465095          685/728             F          239,400.00
    ZZ
    SCHONDER            STEVEN   H       360        239,400.00
     1
    25911 WINDSONG DRIVE               7.875          1,735.82
    90
                                       7.625          1,735.82
 266,000.00
    LAKE FOREST      CA   92630          1            12/07/95
    11
    0380303371                           03           02/01/96
    25
    102843                               O            01/01/26
    0


    1465096          685/728             F          216,100.00
    ZZ
    STOUT               JAMES    A       360        216,100.00
     1
    23201 OCEAN AVENUE                 8.500          1,661.62
    95
                                       8.250          1,661.62
 227,500.00
    TORRANCE         CA   90505          1            12/04/95
    11
    0380300054                           05           02/01/96
    30
    102829                               O            01/01/26
    0


    1465102          E22/728             F          284,500.00
    ZZ
    VAUGHAN             JEFFERSONR       360        284,500.00
     1
    172 SATINWOOD LANE                 8.625          2,212.81
    95
                                       8.375          2,212.81
 299,554.00
    PALM BEACH GARD  FL   33410          1            12/15/95
    04
    0410005870                           03           02/01/96
    30
    0410005870                           O            01/01/26
    0


1


    1465106          E22/728             F          216,750.00
    ZZ
    ARGHANDIWAL         AHMAD    A       360        216,750.00
     1
    6780 SAPPHIRE STREET               8.250          1,628.37
    85
                                       8.000          1,628.37
 255,000.00
    DUBLIN           CA   94568          1            12/08/95
    04
    0410051833                           05           02/01/96
    17
    0410051833                           O            01/01/26
    0


    1465120          744/728             F          611,250.00
    ZZ
    NAMBISAN            RAMAN            360        611,250.00
     1
    86 SANDERS RANCH ROAD              8.500          4,699.98
    75
                                       8.250          4,699.98
 815,000.00
    MORAGA           CA   94558          2            12/05/95
    00
    0380300609                           03           02/01/96
     0
    75756                                O            01/01/26
    0


    1465124          171/728             F          328,000.00
    ZZ
    GILMORE             CATHERINE        360        328,000.00
     1
    3032 NORTHEAST REGENTS DRIVE       8.250          2,464.16
    80
                                       8.000          2,464.16
 410,000.00
    PORTLAND         OR   97212          1            12/08/95
    00
    0380301730                           05           02/01/96
     0
    37090245                             O            01/01/26
    0


    1465125          624/728             F          280,000.00
    ZZ
    BURNETT             PAUL     R       360        280,000.00
     1
    1960 LLAGAS ROAD                   7.875          2,030.19
    71
                                       7.625          2,030.19
 399,000.00
    MORGAN HILL      CA   95037          1            12/12/95
    00
    0380300625                           05           02/01/96
     0
    21073065133                          O            01/01/26
    0


    1465130          664/728             F          297,000.00
    ZZ
    JASSO               DRAKE    L       360        296,820.07
     1
    2421 NORTH ALTADENA DRIVE          8.500          2,283.68
    68
                                       8.250          2,283.68
 440,000.00
    ALTADENA AREA    CA   91001          2            11/28/95
    00
    0380301748                           05           01/01/96
     0
    2062909                              O            12/01/25
    0


    1465132          731/728             F          328,000.00
    ZZ
    FEKRI               AMIR     G       360        328,000.00
     1
    5966 WOODLAND VIEW DRIVE           7.875          2,378.23
    80
    WOODLAND HILLS AREA                7.625          2,378.23
 410,000.00
1


    LOS ANGELES      CA   91367          1            12/06/95
    00
    0380301755                           05           02/01/96
     0
    411910990                            O            01/01/26
    0


    1465135          B74/728             F          162,750.00
    ZZ
    HANDLEY             FLORANCE E       360        162,750.00
     2
    1704 GRAND AVENUE                  7.750          1,165.96
    61
                                       7.500          1,165.96
 270,000.00
    SAN DIEGO        CA   92109          2            12/08/95
    00
    0380303462                           05           02/01/96
     0
    956138                               O            01/01/26
    0


    1465136          E19/728             F          560,000.00
    ZZ
    MORADI              SALM     R       360        560,000.00
     1
    623 NORTH MARQUETTE STREET         7.750          4,011.91
    80
                                       7.500          4,011.91
 700,000.00
    PACIFIC PALISAD  CA   90272          2            12/12/95
    00
    0380300203                           05           02/01/96
     0
    100003510                            O            01/01/26
    0


    1465138          E19/728             F          424,000.00
    ZZ
    PLAMANN             ALFRED   A       360        424,000.00
     1
    5020 INDIANOLA WAY                 8.375          3,222.71
    64
                                       8.125          3,222.71
 667,000.00
    LA CANADA-FLINT  CA   91011          2            12/13/95
    00
    0380300583                           05           02/01/96
     0
    100003753                            O            01/01/26
    0


    1465139          E19/728             F          240,000.00
    ZZ
    EVANGELISTA         EDGAR    A       360        240,000.00
     1
    605 TURQUOISE DRIVE                7.875          1,740.17
    75
                                       7.625          1,740.17
 320,000.00
    HERCULES         CA   94547          2            12/13/95
    00
    0380300591                           05           02/01/96
     0
    100003621                            O            01/01/26
    0


    1465142          783/728             F          236,000.00
    ZZ
    MEAD                PHILIP   J       360        220,472.42
     1
    410 CASTLEVIEW PLACE               7.625          1,670.40
    80
                                       7.375          1,670.40
 295,000.00
    WENATCHEE        WA   98801          2            07/01/93
    00
    0380303306                           05           09/01/93
     0
    1855000561                           O            08/01/23
    0
1




    1465143          783/728             F          287,000.00
    ZZ
    GALBRAITH           DWIGHT           360        280,408.18
     1
    750 W WINDIMERE LANE               7.625          2,031.37
    70
                                       7.375          2,031.37
 410,000.00
    OAK HARBOR       WA   98277          2            07/23/93
    00
    0380304288                           05           09/01/93
     0
    2255000442                           O            08/01/23
    0


    1465146          783/728             F          350,000.00
    ZZ
    LOOMIS              JAMES    A       360        341,250.02
     1
    1589 N WEST BEACH ROAD             7.750          2,507.45
    70
                                       7.500          2,507.45
 500,000.00
    OAK HARBOR       WA   98277          4            05/15/93
    00
    0380303561                           05           07/01/93
     0
    2255000409                           O            06/01/23
    0


    1465147          783/728             F          295,000.00
    ZZ
    HEUSER              GUNNAR           360        294,602.80
     1
    125 TWIN VIEW CT                   8.000          2,164.61
    79
                                       7.750          2,164.61
 375,000.00
    PORT LUDLOW      WA   98365          2            10/11/95
    00
    0380315524                           03           12/01/95
     0
    3150911083                           O            11/01/25
    0


    1465149          783/728             F          290,000.00
    ZZ
    RANTA               CRAIG    S       360        288,812.85
     1
    7704 234TH PLACE NE                8.000          2,127.92
    80
                                       7.750          2,127.92
 362,500.00
    REDMOND          WA   98052          1            06/20/95
    00
    0380304965                           05           08/01/95
     0
    1550516177                           O            07/01/25
    0


    1465151          783/728             F          246,000.00
    ZZ
    DOORNINK            DANIEL   G       360        242,854.42
     1
    2015 EVERGREEN CT                  8.000          1,805.06
    57
                                       7.750          1,805.06
 435,000.00
    YAKIMA           WA   98002          2            07/08/94
    00
    0380304973                           05           09/01/94
     0
    2240426229                           O            08/01/24
    0


    1465152          783/728             F          225,000.00
    ZZ
    FUNSTON             JAMES    C       360        224,697.05
     1
1


    2614 144TH ST NE                   8.000          1,650.97
    90
                                       7.750          1,650.97
 250,000.00
    MARYSVILLE       WA   98271          2            10/04/95
    10
    0380301854                           05           12/01/95
    25
    3250919192                           O            11/01/25
    0


    1465153          783/728             F          220,000.00
    ZZ
    SANGSTER            DONALD   R       360        219,554.17
     1
    1209 JEFFERSON ST                  8.000          1,614.29
    80
                                       7.750          1,614.29
 275,000.00
    WENATCHEE        WA   98801          1            09/25/95
    00
    0380301813                           05           11/01/95
     0
    1850911079                           O            10/01/25
    0


    1465154          783/728             F          300,000.00
    ZZ
    BERRY               BRIAN    J       360        299,392.87
     1
    706 33RD AVENUE NW                 8.000          2,201.30
    80
                                       7.750          2,201.30
 379,000.00
    GIG HABOR        WA   98335          1            09/20/95
    00
    0380315060                           03           11/01/95
     0
    3150919170                           O            10/01/25
    0


    1465173          E22/728             F          341,380.00
    ZZ
    NAMBA               ROBERT   S       360        341,380.00
     1
    225 NORTH ALMENAR DRIVE            8.250          2,564.67
    78
                                       8.000          2,564.67
 440,000.00
    GREENBRAE        CA   94904          2            12/12/95
    00
    0410029961                           05           02/01/96
     0
    0410029961                           O            01/01/26
    0


    1465211          025/025             F          285,000.00
    ZZ
    FISHER              GEORGANNE        352        284,807.02
     1
    3006 W WAVERLY AVE                 8.250          2,152.36
    72
                                       8.000          2,152.36
 400,000.00
    TAMPA            FL   33629          1            11/08/95
    00
    427513                               05           01/01/96
     0
    427513                               O            04/01/25
    0


    1465215          783/728             F          284,300.00
    ZZ
    HANSEN              RANDY    K       360        283,548.52
     1
    2629 57TH STREET SW                8.125          2,110.92
    90
                                       7.875          2,110.92
 315,990.00
    EVERETT          WA   98203          1            08/08/95
    10
    0380302936                           03           10/01/95
    25
1


    3250714127                           O            09/01/25
    0


    1465219          769/728             F          275,000.00
    ZZ
    AGALIOTIS           MARIO            360        275,000.00
     1
    10 FIELDSTONE COURT                8.250          2,065.99
    71
                                       8.000          2,065.99
 388,000.00
    EAST HANOVER     NJ   07963          1            12/21/95
    00
    0380311259                           05           02/01/96
     0
    129683                               O            01/01/26
    0


    1465221          783/728             F          247,500.00
    ZZ
    BOWMAN              GREGORY  A       360        240,261.91
     1
    30838 W LAKE MORTON DRIVE          8.250          1,859.39
    90
    SE                                 8.000          1,859.39
 275,000.00
    KENT             WA   98042          1            08/26/92
    14
    0380305434                           05           10/01/92
    17
    2555000213                           O            09/01/22
    0


    1465223          783/728             F          247,500.00
    ZZ
    WAKELEY             RICHARD          348        243,070.76
     1
    2731 36TH STREET SE                8.375          1,895.88
    75
                                       8.125          1,895.88
 330,000.00
    PUYALLUP         WA   98374          4            03/18/93
    00
    0380311051                           05           04/01/94
     0
    2755000301                           O            03/01/23
    0


    1465224          783/728             F          248,000.00
    ZZ
    WAGGONER            DAVID    T       360        240,915.77
     1
    7528 227TH STREET SE               8.375          1,884.98
    80
                                       8.125          1,884.98
 310,000.00
    WOODINVILLE      WA   98072          1            08/11/92
    00
    0380304262                           03           10/01/92
     0
    1755000247                           O            09/01/22
    0


    1465225          783/728             F          232,000.00
    ZZ
    DULA                DAVID    C       360        222,126.18
     1
    2816 CHAMBERS BAY DRIVE            8.625          1,804.48
    80
                                       8.375          1,804.48
 290,000.00
    STEILACOOM       WA   98388          2            11/16/92
    00
    0380301862                           05           01/01/93
     0
    275500274                            O            12/01/22
    0


1


    1465226          721/728             F          366,700.00
    ZZ
    TRAXLER             CRAIG    T       360        366,700.00
     1
    39W095 CRESCENT LANE               8.000          2,690.72
    80
                                       7.750          2,690.72
 458,396.00
    ST. CHARLES      IL   60174          1            12/15/95
    00
    0380302704                           05           02/01/96
     0
    9915533                              O            01/01/26
    0


    1465227          180/728             F          258,000.00
    ZZ
    HIGGINBOTHAM        ERICK            360        257,817.91
     1
    11608 ROLLING GLEN WAY             7.750          1,848.34
    80
                                       7.500          1,848.34
 322,500.00
    UPPER MARLBORO   MD   20772          2            11/29/95
    00
    0380303892                           05           01/01/96
     0
    3940897                              O            12/01/25
    0


    1465228          783/728             F          234,000.00
    ZZ
    SAMPLEY             W        E       352        231,578.47
     1
    5711 92ND PL SW                    9.125          1,913.35
    75
                                       8.875          1,913.35
 312,000.00
    MUKILTEO         WA   98275          4            12/27/93
    00
    0380304049                           05           09/01/94
     0
    2630922394                           O            12/01/23
    0


    1465243          936/728             F          615,000.00
    ZZ
    JANOV               ARTHUR           360        615,000.00
     1
    27314 PACIFIC COAST HIGHWAY        7.875          4,459.18
    51
                                       7.625          4,459.18
1,225,000.00
    MALIBU           CA   90265          2            12/01/95
    00
    0380300617                           05           02/01/96
     0
    19942355411                          O            01/01/26
    0


    1465244          936/728             F          288,750.00
    ZZ
    MANCINO             RAYMOND  M       360        288,750.00
     1
    12524 INDIANAPOLIS STREET          8.000          2,118.75
    75
                                       7.750          2,118.75
 385,000.00
    LOS ANGELES      CA   90066          1            12/01/95
    00
    0380301987                           05           02/01/96
     0
    20109735411                          O            01/01/26
    0


    1465245          936/728             F          263,700.00
    ZZ
    WINTER              FRANK    B       360        263,700.00
     1
    13485 GRANDVIA POINT               8.125          1,957.97
    79
                                       7.875          1,957.97
 335,000.00
1


    SAN DIEGO        CA   92130          2            12/05/95
    00
    0380302142                           03           02/01/96
     0
    1953652                              O            01/01/26
    0


    1465247          387/387             F          228,750.00
    ZZ
    WILSON, JR          JOHN     T       360        228,614.95
     1
    11815 SOUTH EQUESTRIAN TRAIL       8.625          1,779.19
    75
                                       8.375          1,779.19
 305,000.00
    PHOENIX          AZ   85044          1            11/20/95
    00
    565101                               03           01/01/96
     0
    565101                               O            12/01/25
    0


    1465248          387/387             F          219,000.00
    ZZ
    RICHARD             AUGUSTE  P       360        218,867.33
     1
    1364 RANDOL AVENUE                 8.500          1,683.92
    71
                                       8.250          1,683.92
 310,000.00
    SAN JOSE         CA   95126          2            11/20/95
    00
    561530                               05           01/01/96
     0
    561530                               O            12/01/25
    0


    1465249          387/387             F          266,000.00
    ZZ
    HUMPHREY            MICHAEL  R       360        265,842.96
     1
    2840 NORTH DANBURY STREET          8.625          2,068.92
    91
                                       8.375          2,068.92
 293,923.00
    ORANGE           CA   92667          1            11/16/95
    12
    560144                               03           01/01/96
    25
    560144                               O            12/01/25
    0


    1465250          387/387             F          261,100.00
    ZZ
    LE                  HIEN     M       360        260,941.83
     1
    6936 PORT ROWAN DRIVE              8.500          2,007.63
    95
                                       8.250          2,007.63
 275,000.00
    SAN JOSE         CA   95119          1            11/17/95
    14
    560938                               05           01/01/96
    30
    560938                               O            12/01/25
    0


    1465251          387/387             F          204,000.00
    ZZ
    TOBON               JOSE     C       360        203,879.56
     3
    4039,4039A,4039B E 58TH STREET     8.625          1,586.69
    85
                                       8.375          1,586.69
 240,000.00
    MAYWOOD          CA   90270          2            11/14/95
    10
    559872                               05           01/01/96
    25
    559872                               O            12/01/25
    0
1




    1465309          573/728             F          244,000.00
    ZZ
    COSTELLO            JOHN     F       360        244,000.00
     1
    1996 CORONA VISTA                  7.750          1,748.05
    80
                                       7.500          1,748.05
 305,000.00
    EL CAJON         CA   92019          1            12/04/95
    00
    0380303090                           05           02/01/96
     0
    102209                               O            01/01/26
    0


    1465314          564/728             F          220,000.00
    ZZ
    BUHLIG              DAVID    M       360        219,856.08
     1
    50 SNOWBERRY CIRCLE                8.125          1,633.50
    80
                                       7.875          1,633.50
 277,000.00
    RENO             NV   89511          4            11/22/95
    00
    0380307927                           03           01/01/96
     0
    5000127588                           O            12/01/25
    0


    1465318          564/728             F          280,800.00
    ZZ
    NELSON              BRADLEY  J       360        280,620.94
     1
    5715 NO JULIANO ROAD               8.250          2,109.56
    90
                                       8.000          2,109.56
 312,000.00
    LAS VEGAS        NV   89129          1            11/20/95
    10
    0380308107                           03           01/01/96
    25
    5000127570                           O            12/01/25
    0


    1465321          470/728             F          280,000.00
    ZZ
    CUSHEN              THOMAS   P       360        280,000.00
     1
    222 ALTA VISTA DRIVE               7.875          2,030.20
    80
                                       7.625          2,030.20
 350,000.00
    SOUTH SAN FRANC  CA   94080          1            12/08/95
    00
    0380305483                           05           02/01/96
     0
    25074202                             O            01/01/26
    0


    1465322          564/728             F          255,000.00
    ZZ
    MACK                MATTHEW  B       360        254,820.01
     1
    4422 AMBER CANYON DRIVE            7.750          1,826.86
    73
                                       7.500          1,826.86
 350,000.00
    LAS VEGAS        NV   89129          5            11/22/95
    00
    0380307919                           03           01/01/96
     0
    5000127562                           O            12/01/25
    0


    1465325          731/728             F          300,000.00
    ZZ
    SAPIRA              MIHAI            360        300,000.00
     1
1


    18794 WILLOWTREE LANE              8.250          2,253.80
    79
    NORTHRIDGE AREA                    8.000          2,253.80
 380,000.00
    LOS ANGELES      CA   91326          1            12/11/95
    00
    0380301789                           05           02/01/96
     0
    41190998                             O            01/01/26
    0


    1465326          731/728             F          129,600.00
    ZZ
    CHRISTIAN           STEVEN           360        129,600.00
     1
    8201 NEWPORT PARK COURT            7.875            939.69
    80
                                       7.625            939.69
 162,000.00
    SACRAMENTO       CA   95828          2            12/05/95
    00
    0380301763                           05           02/01/96
     0
    3000589                              O            01/01/26
    0


    1465328          470/728             F          311,500.00
    ZZ
    LAU                 SEIK     Y       360        311,500.00
     2
    1814 LYON STREET                   8.000          2,285.68
    70
                                       7.750          2,285.68
 445,000.00
    SAN FRANCISCO    CA   94115          1            12/12/95
    00
    0380303512                           05           02/01/96
     0
    25075876                             O            01/01/26
    0


    1465343          776/728             F          204,000.00
    ZZ
    DAWSON              RICHARD  A       360        204,000.00
     1
    2994 E AVENIDA DE LOS              8.375          1,550.55
    80
    ARBOLES                            8.125          1,550.55
 255,000.00
    THOUSAND OAKS    CA   91362          1            12/06/95
    00
    0380303736                           05           02/01/96
     0
    2126245                              O            01/01/26
    0


    1465344          776/728             F          148,000.00
    ZZ
    CARR                GARY             360        148,000.00
     1
    132 SANTA MONICA AVENUE            7.875          1,073.10
    80
                                       7.625          1,073.10
 185,000.00
    OXNARD AREA      CA   93035          1            12/06/95
    00
    0380299009                           05           02/01/96
     0
    2126192                              O            01/01/26
    0


    1465381          670/670             F          500,000.00
    ZZ
    JACOBOSKI           ROBERT   B       360        499,638.11
     1
    1125 BROOK VALLEY LANE             7.625          3,538.97
    40
                                       7.375          3,538.97
1,260,000.00
    MCLEAN           VA   22102          1            11/15/95
    00
    11396211                             05           01/01/96
     0
1


    11396211                             O            12/01/25
    0


    1465382          670/728             F          200,000.00
    ZZ
    MESKIN              ROBERT           360        199,855.24
     1
    7 PACKARD DRIVE                    7.625          1,415.59
    69
                                       7.375          1,415.59
 293,500.00
    MIDDLETOWN       NJ   07748          1            11/14/95
    00
    0380308537                           05           01/01/96
     0
    30430976                             O            12/01/25
    0


    1465384          670/728             F          230,400.00
    T
    BIEMER JR           JAMES    J       360        230,253.08
     1
    23 S BAY RIDGE ROAD                8.250          1,730.92
    80
                                       8.000          1,730.92
 288,000.00
    GLENEDEN BEACH   OR   97388          5            11/15/95
    00
    0380309766                           03           01/01/96
     0
    56740                                O            12/01/25
    0


    1465386          670/670             F          250,000.00
    ZZ
    MCCABE III          JAMES    L       360        249,827.08
     1
    26 PHEASANT DRIVE                  7.850          1,808.34
    71
                                       7.600          1,808.34
 356,000.00
    MOUNT LAUREL     NJ   08054          1            11/29/95
    00
    446581                               03           01/01/96
     0
    446581                               O            12/01/25
    0


    1465387          670/670             F          291,219.00
    ZZ
    KALLET              BRUCE            360        291,023.59
     1
    1346 E VOLTAIRE AVENUE             8.000          2,136.87
    80
                                       7.750          2,136.87
 364,023.00
    PHOENIX          AZ   85022          1            11/29/95
    00
    523828                               03           01/01/96
     0
    523828                               O            12/01/25
    0


    1465388          670/728             F          272,250.00
    ZZ
    STERN               RICHARD  A       360        272,057.84
     1
    5510 MILL STONE DRIVE              7.750          1,950.44
    75
                                       7.500          1,950.44
 363,000.00
    OOLTEWAH         TN   37363          2            12/01/95
    00
    0380309857                           05           01/01/96
     0
    608538                               O            12/01/25
    0


1


    1465389          670/728             F          400,000.00
    ZZ
    SPIVACK             ANDREW   L       360        399,731.61
     1
    1563 SUZANN TERRACE                8.000          2,935.06
    69
                                       7.750          2,935.06
 585,500.00
    NORTHBROOK       IL   60062          1            11/29/95
    00
    0380309972                           05           01/01/96
     0
    890113                               O            12/01/25
    0


    1465390          670/728             F          212,000.00
    ZZ
    MCKINNON            TODD     L       360        211,868.22
     1
    7322 ONYX STREET                   8.375          1,611.36
    80
                                       8.125          1,611.36
 265,000.00
    NEW ORLEANS      LA   70124          2            11/21/95
    00
    0380308446                           05           01/01/96
     0
    1074226                              O            12/01/25
    0


    1465391          670/728             F          170,000.00
    ZZ
    BEARD               CARL     H       360        169,894.33
     1
    6125 BELLAIRE DRIVE                8.375          1,292.13
    56
                                       8.125          1,292.13
 305,000.00
    NEW ORLEANS      LA   70124          5            11/17/95
    00
    0380308461                           05           01/01/96
     0
    1330070                              O            12/01/25
    0


    1465392          670/728             F          257,000.00
    ZZ
    ROSER               MONIE    A       360        256,827.55
     1
    26 MESA STREET                     8.000          1,885.78
    50
                                       7.750          1,885.78
 520,000.00
    KENNER           LA   70065          2            11/22/95
    00
    0380308487                           05           01/01/96
     0
    1332706                              O            12/01/25
    0


    1465393          670/728             F           70,000.00
    T
    YAMNITZ             MICHAEL  A       240         69,757.82
     1
    846 OLD HICKORY-SUN VALLEY         7.875            580.07
    68
                                       7.625            580.07
 104,000.00
    ELLSTON          IA   50074          5            10/06/95
    00
    0380308503                           05           12/01/95
     0
    1359381                              O            11/01/15
    0


    1465395          670/728             F          400,000.00
    ZZ
    POIRIER             FRANK    D       360        399,731.61
     1
    8569 SW RODLUN ROAD                8.000          2,935.06
    80
                                       7.750          2,935.06
 500,000.00
1


    GRESHAM          OR   97080          5            11/09/95
    00
    0380308511                           05           01/01/96
     0
    1413162                              O            12/01/25
    0


    1465396          670/728             F          118,950.00
    ZZ
    HENRY               DINNIA   M       360        118,626.30
     1
    2 RIDGEVIEW COURT                  7.625            841.93
    70
                                       7.375            841.93
 169,991.00
    SICKLERVILLE     NJ   08081          1            10/27/95
    00
    0380308529                           03           12/01/95
     0
    1432680                              O            11/01/25
    0


    1465397          670/728             F           76,000.00
    ZZ
    VIGIL               SECUNDINOA       360         75,951.54
     1
    1671 KELLIE DRIVE                  8.250            570.96
    80
                                       8.000            570.96
  95,000.00
    MONTROSE         CO   81401          2            11/13/95
    00
    0380308578                           05           01/01/96
     0
    1452709                              O            12/01/25
    0


    1465398          670/728             F          650,000.00
    T
    SALITERMAN          LARRY            360        649,574.80
     1
    650 SOUTH MONARCH                  8.125          4,826.24
    55
    #4                                 7.875          4,826.24
1,200,000.00
    ASPEN            CO   81611          5            11/17/95
    00
    0380308610                           01           01/01/96
     0
    1492303                              O            12/01/25
    0


    1465399          670/728             F          245,700.00
    ZZ
    BUSH                KENNETH  M       360        245,243.33
     1
    2081 PALMETTO TERRACE              8.250          1,845.86
    90
                                       8.000          1,845.86
 273,000.00
    FULLERTON        CA   92631          1            11/16/95
    14
    0380308685                           09           01/01/96
    25
    1521261                              O            12/01/25
    0


    1465400          670/728             F          224,000.00
    ZZ
    HOUSE JR            GLENN    W       360        223,857.16
     1
    1111 PLYMOUTH SE                   8.250          1,682.84
    80
                                       8.000          1,682.84
 280,000.00
    E GRAND RAPIDS   MI   49506          1            11/15/95
    00
    0380308727                           05           01/01/96
     0
    1521591                              O            12/01/25
    0
1




    1465401          670/728             F          282,000.00
    T
    ROCHESTER           DAVID            360        281,841.90
     1
    460 THISTLE LANE                   8.875          2,243.72
    60
                                       8.625          2,243.72
 470,000.00
    KETCHUM          ID   83340          5            11/22/95
    00
    0380310491                           03           01/01/96
     0
    1522176                              O            12/01/25
    0


    1465402          670/728             F          100,000.00
    ZZ
    ROGERS              RANDALL  W       360         99,875.26
     1
    6550 NORTH NORTHFORK ROAD          8.375            760.07
    59
                                       8.125            760.07
 170,000.00
    LIBERTY          UT   84310          1            11/01/95
    00
    0380308800                           05           12/01/95
     0
    1530867                              O            11/01/25
    0


    1465403          670/728             F          297,000.00
    ZZ
    WEIGLEIN            ANDRE            360        296,829.13
     1
    1614 PASEO DEL CAJON               8.750          2,336.50
    90
                                       8.500          2,336.50
 330,000.00
    PLEASANTON       CA   94566          1            11/08/95
    11
    0380308867                           05           01/01/96
    25
    1538348                              O            12/01/25
    0


    1465404          670/728             F          217,800.00
    ZZ
    RODERG              GARY     M       360        217,661.12
     1
    7513 DAVENPORT LANE                8.250          1,636.26
    90
                                       8.000          1,636.26
 242,000.00
    OCEAN SPRING     MS   39564          1            11/13/95
    10
    0380308917                           05           01/01/96
    30
    1564723                              O            12/01/25
    0


    1465405          670/728             F          364,500.00
    ZZ
    LICA                GREGORY  A       360        364,261.57
     1
    705 CORDOVA ROAD                   8.125          2,706.40
    75
                                       7.875          2,706.40
 490,000.00
    FORT LAUDERDALE  FL   33316          2            11/21/95
    00
    0380308958                           05           01/01/96
     0
    1565654                              O            12/01/25
    0


    1465406          670/728             F          462,150.00
    ZZ
    GOLDSTONE           MICHAEL  D       360        460,497.89
     1
1


    3212 BURNETTE DRIVE                7.750          3,310.90
    80
                                       7.500          3,310.90
 577,709.00
    ROSWELL          GA   30075          1            07/28/95
    00
    0380309014                           03           09/01/95
     0
    1589436                              O            08/01/25
    0


    1465407          670/728             F          350,000.00
    ZZ
    CASTELLAW           MARK     A       360        349,776.81
     1
    7790 CHAPEL RIDGE DRIVE            8.250          2,629.44
    61
                                       8.000          2,629.44
 580,000.00
    CORDOVA          TN   38018          2            11/30/95
    00
    0380309055                           03           01/01/96
     0
    1594191                              O            12/01/25
    0


    1465408          670/728             F          265,000.00
    ZZ
    LUM LUNG            PAUL     B       360        264,831.02
     1
    7652 SOUTH GRAPE STREET            8.250          1,990.86
    76
                                       8.000          1,990.86
 350,728.00
    LITTLETON        CO   80122          1            12/01/95
    00
    0380309071                           03           01/01/96
     0
    2221845                              O            12/01/25
    0


    1465409          670/728             F          840,000.00
    ZZ
    YAMIN               NED              360        839,516.71
     1
    1065 NORTH HILLCREST DRIVE         8.750          6,608.29
    70
                                       8.500          6,608.29
1,200,000.00
    BEVERLY HILLS    CA   90210          5            11/17/95
    00
    0380309105                           05           01/01/96
     0
    2265222                              O            12/01/25
    0


    1465410          670/728             F        1,000,000.00
    ZZ
    SPLICHAL            JOACHIM          360      1,000,000.00
     1
    1130 VIRGINIA ROAD                 8.000          7,337.65
    67
                                       7.750          7,337.65
1,502,000.00
    SAN MARINO       CA   91108          1            12/01/95
    00
    0380309121                           05           02/01/96
     0
    2268183                              O            01/01/26
    0


    1465411          670/728             F          245,600.00
    ZZ
    DREYFUSS            DAVID    A       360        245,443.38
     1
    2637 FIRST PRIVATE ROAD            8.250          1,845.12
    80
                                       8.000          1,845.12
 307,000.00
    FLOSSMOOR        IL   60422          1            11/15/95
    00
    0380309147                           05           01/01/96
     0
1


    2396050                              O            12/01/25
    0


    1465412          670/728             F          487,000.00
    ZZ
    RAMJI               MALATHI          360        486,346.23
     1
    4421 HASKELL AVENUE                8.000          3,573.44
    79
                                       7.750          3,573.44
 620,000.00
    ENCINO           CA   91436          2            11/16/95
    00
    0380309170                           05           01/01/96
     0
    2637979                              O            12/01/25
    0


    1465413          670/728             F          400,000.00
    ZZ
    ROCHA               RONALD   S       360        400,000.00
     1
    11613 PICTURESQUE DRIVE            8.000          2,935.06
    87
                                       7.750          2,935.06
 460,000.00
    STUDIO CITY      CA   91604          1            12/01/95
    11
    0380309238                           05           02/01/96
    25
    2888394                              O            01/01/26
    0


    1465415          670/728             F          650,000.00
    ZZ
    DILWORTH            ROBERT   P       360        649,563.86
     1
    63 GEOFFROY DRIVE                  8.000          4,769.47
    73
                                       7.750          4,769.47
 900,000.00
    SANTA CRUZ       CA   95062          1            11/08/95
    00
    0380310087                           05           01/01/96
     0
    3924301                              O            12/01/25
    0


    1465416          670/728             F          705,000.00
    ZZ
    CHULACK             CHRISTOPHM       360        704,514.82
     1
    450 CALIFORNIA TERRACE             7.875          5,111.74
    75
                                       7.625          5,111.74
 940,000.00
    PASADENA         CA   91105          1            11/13/95
    00
    0380309618                           05           01/01/96
     0
    3925111                              O            12/01/25
    0


    1465417          670/728             F          250,400.00
    ZZ
    LEE                 ROGELIO          360        250,244.35
     1
    7900 SOUTHWEST 139 TERRACE         8.375          1,903.23
    80
                                       8.125          1,903.23
 313,000.00
    MIAMI            FL   33158          5            11/27/95
    00
    0380309667                           05           01/01/96
     0
    4574397                              O            12/01/25
    0


1


    1465419          670/728             F          565,000.00
    ZZ
    BIRD                CHRISTOPHS       360        564,648.82
     1
    1730 OLD RANCH ROAD                8.375          4,294.41
    72
                                       8.125          4,294.41
 795,000.00
    LOS ANGELES      CA   90049          1            11/15/95
    00
    0380309691                           05           01/01/96
     0
    5292051                              O            12/01/25
    0


    1465421          670/728             F          280,000.00
    ZZ
    SOLWAY              JEFFREY  A       360        279,812.12
     1
    4397 STONEVIEW                     8.000          2,054.55
    80
                                       7.750          2,054.55
 350,000.00
    WEST BLOOMFIELD  MI   48322          1            11/21/95
    00
    0380309980                           03           01/01/96
     0
    9590269                              O            12/01/25
    0


    1465422          670/670             F          356,000.00
    ZZ
    FRANCAIS            ROBERT   J       360        355,758.69
     1
    3847 DEERVALE DRIVE                7.950          2,599.81
    80
                                       7.700          2,599.81
 445,000.00
    SHERMAN OAKS     CA   91403          1            11/20/95
    00
    11387912                             05           01/01/96
     0
    11387912                             O            12/01/25
    0


    1465423          670/670             F          263,000.00
    ZZ
    LEE                 STEVEN   C       360        262,007.16
     1
    5957 FLAMBEAU ROAD                 7.625          1,861.50
    73
                                       7.375          1,861.50
 365,000.00
    RANCHO PALOS VE  CA   90275          2            09/25/95
    00
    11390671                             05           11/01/95
     0
    11390671                             O            10/01/25
    0


    1465424          670/670             F          560,000.00
    T
    MCQUADE             LAWRENCE C       360        559,597.29
     1
    97 BAXTER ROAD                     7.657          3,975.98
    80
                                       7.407          3,975.98
 700,000.00
    NANTUCKET        MA   02554          1            11/27/95
    00
    11394871                             05           01/01/96
     0
    11394871                             O            12/01/25
    0


    1465426          670/670             F          300,000.00
    ZZ
    SCHER               ROBERT   A       360        299,782.86
     1
    9 CY COURT                         7.625          2,123.39
    60
                                       7.375          2,123.39
 500,000.00
1


    PLEASANTVILLE    NY   10570          1            12/01/95
    00
    11398671                             05           01/01/96
     0
    11398671                             O            12/01/25
    0


    1465427          670/670             F          414,253.00
    ZZ
    HARBOUR             JOHN     R       360        413,975.04
     1
    6112 LAUREL VALLEY COURT           8.000          3,039.65
    79
                                       7.750          3,039.65
 530,000.00
    FORT WORTH       TX   76132          2            11/16/95
    00
    11401958                             03           01/01/96
     0
    11401958                             O            12/01/25
    0


    1465428          670/670             F          242,000.00
    ZZ
    FOX III             JOHN     N       360        241,839.26
     1
    4105 EDGEMONT DRIVE                8.050          1,784.16
    80
                                       7.800          1,784.16
 302,500.00
    AUSTIN           TX   78731          1            11/20/95
    00
    11402113                             05           01/01/96
     0
    11402113                             O            12/01/25
    0


    1465431          670/670             F          360,000.00
    ZZ
    SONTHINENI          GOVARDHAN        360        359,770.44
     1
    409 BROOK HILL AVENUE              8.250          2,704.56
    80
                                       8.000          2,704.56
 450,000.00
    VESTAL           NY   13850          5            12/01/95
    00
    12325872                             05           01/01/96
     0
    12325872                             O            12/01/25
    0


    1465435          670/728             F           75,600.00
    ZZ
    HALL                KENNETH  W       360         75,446.79
     1
    10400 BAY POINTE CIRCLE DRIVE      8.000            554.73
    80
                                       7.750            554.73
  94,500.00
    LOUISVILLE       KY   40242          5            09/11/95
    00
    0380310350                           05           11/01/95
     0
    30272785                             O            10/01/25
    0


    1465436          670/728             F          232,075.00
    ZZ
    BARNECUT            PATRICK  W       360        231,915.28
     1
    21231 WINDSTREAM CIRCLE            7.875          1,682.71
    80
                                       7.625          1,682.71
 290,123.00
    TRABUCO CANYON   CA   92679          1            11/17/95
    00
    0380309287                           03           01/01/96
     0
    30300801                             O            12/01/25
    0
1




    1465437          670/728             F          299,000.00
    ZZ
    DELUCA              EDWARD   T       360        298,799.37
     1
    3 FOREST LANE                      8.000          2,193.96
    95
                                       7.750          2,193.96
 315,000.00
    NORTON           MA   02766          1            11/16/95
    01
    0380309295                           05           01/01/96
    30
    30310881                             O            12/01/25
    0


    1465438          670/728             F          120,000.00
    T
    HANSON              DOUGLAS  W       360        119,919.48
     1
    1971 MAJORCA DRIVE                 8.000            880.52
    53
    #240                               7.750            880.52
 229,500.00
    OXNARD           CA   93035          1            11/09/95
    00
    0380309311                           01           01/01/96
     0
    30316154                             O            12/01/25
    0


    1465439          670/728             F          144,750.00
    ZZ
    LAMIROULT           PAUL             360        144,664.53
     1
    69 INLET VIEW PATH                 8.625          1,125.86
    75
                                       8.375          1,125.86
 193,000.00
    EAST MORICHES    NY   11940          1            11/28/95
    00
    0380308495                           05           01/01/96
     0
    30343135                             O            12/01/25
    0


    1465440          670/728             F          225,000.00
    ZZ
    LONGFELLOW JR       WILLIAM  J       360        224,841.19
     1
    7236 CALIDRIS LANE                 7.750          1,611.93
    55
                                       7.500          1,611.93
 409,208.00
    CARLSBAD         CA   92009          1            11/16/95
    00
    0380308545                           09           01/01/96
     0
    30344832                             O            12/01/25
    0


    1465441          670/728             F          149,250.00
    ZZ
    FLESHER             MELISSA  D       360        149,159.58
     1
    1824 FOREST GROVE ROAD             8.500          1,147.61
    75
                                       8.250          1,147.61
 199,000.00
    BUCKINGHAM       PA   18922          1            11/27/95
    00
    0380308669                           05           01/01/96
     0
    30347017                             O            12/01/25
    0


    1465443          670/728             F          241,400.00
    ZZ
    POWELL              GEORGE   L       360        241,233.87
     1
1


    6420 CHERBOURG DRIVE               7.875          1,750.32
    90
                                       7.625          1,750.32
 268,273.00
    INDIANAPOLIS     IN   46220          1            11/30/95
    11
    0380308735                           05           01/01/96
    25
    30367557                             O            12/01/25
    0


    1465445          670/670             F          211,500.00
    ZZ
    WALKER              RUSSELL  C       360        211,358.08
     1
    292 SCOTLAND ROAD                  8.000          1,551.92
    90
                                       7.750          1,551.92
 235,000.00
    SOUTH ORANGE     NJ   07079          1            11/28/95
    14
    30386403                             05           01/01/96
    25
    30386403                             O            12/01/25
    0


    1465446          670/728             F          485,000.00
    ZZ
    HOURANY             FADEL            360        484,690.73
     1
    3524 VIEWCREST DRIVE               8.250          3,643.65
    67
                                       8.000          3,643.65
 725,000.00
    BURBANK          CA   91504          2            11/10/95
    00
    0380308784                           05           01/01/96
     0
    30386993                             O            12/01/25
    0


    1465447          670/728             F          129,500.00
    ZZ
    HIGGINS             PAMELA   J       360        129,419.50
     1
    10621 STRATHMORE DRIVE             8.375            984.30
    75
                                       8.125            984.30
 173,000.00
    SANTEE           CA   92071          2            11/08/95
    00
    0380308842                           05           01/01/96
     0
    30387043                             O            12/01/25
    0


    1465448          670/670             F           61,500.00
    ZZ
    NACCARATO JR        FRANK    M       360         61,464.62
     1
    113 NORTHFIELD STREET              8.750            483.82
    75
    (TOWN OF ULSTER)                   8.500            483.82
  82,000.00
    KINGSTON         NY   12401          1            11/22/95
    00
    30387973                             05           01/01/96
     0
    30387973                             O            12/01/25
    0


    1465449          670/728             F          307,000.00
    ZZ
    HOFFMANN            JAMES    E       360        303,222.69
     1
    53 GLENMOOR WAY                    8.125          2,279.47
    41
                                       7.875          2,279.47
 755,000.00
    CHERRY HILLS VI  CO   80110          2            11/22/95
    00
    0380308933                           09           01/01/96
     0
1


    30391113                             O            12/01/25
    0


    1465450          670/728             F          220,000.00
    ZZ
    ABILES              JOSE     C       360        219,840.77
     1
    10410 STONE RIDGE LANE             7.625          1,557.15
    69
                                       7.375          1,557.15
 320,000.00
    VIENNA           VA   22182          1            11/30/95
    00
    0380308966                           05           01/01/96
     0
    30396093                             O            12/01/25
    0


    1465451          670/728             F          200,000.00
    ZZ
    LORE                BIAGIO           360        199,884.92
     1
    1106 CATHEDRAL AVENUE              8.750          1,573.41
    73
                                       8.500          1,573.41
 275,000.00
    FRANKLIN SQUARE  NY   11010          1            11/27/95
    00
    0380309006                           05           01/01/96
     0
    30397260                             O            12/01/25
    0


    1465452          670/670             F          200,000.00
    ZZ
    WALKER              JOANNA   S       360        199,887.88
   184
    860 UN PLAZA                       8.875          1,591.29
    43
    APT. 10A                           8.625          1,591.29
 475,000.00
    NEW YORK         NY   10017          1            11/30/95
    00
    30398797                             11           01/01/96
     0
    30398797                             O            12/01/25
    0


    1465453          670/728             F          100,000.00
    ZZ
    OSTRAK              ALOJZ            360         99,934.58
     1
    20664 CALLON DRIVE                 8.125            742.50
    20
                                       7.875            742.50
 500,000.00
    TOPANGA          CA   90290          5            11/07/95
    00
    0380309097                           05           01/01/96
     0
    30399564                             O            12/01/25
    0


    1465454          670/728             F          252,000.00
    ZZ
    SIMPSON             EDWARD   H       360        252,000.00
     1
    28818 68TH AVE NW                  8.000          1,849.09
    80
                                       7.750          1,849.09
 315,000.00
    STANWOOD         WA   98292          5            12/01/95
    00
    0380309154                           05           02/01/96
     0
    30406013                             O            01/01/26
    0


1


    1465455          670/728             F           38,500.00
    ZZ
    FLEDDERJOHN         KAY      L       360         38,472.83
     1
    7940 EAST CAMELBACK ROAD           7.750            275.82
    72
    #106                               7.500            275.82
  54,000.00
    SCOTTSDALE       AZ   85251          2            11/20/95
    00
    0380309188                           08           01/01/96
     0
    30407265                             O            12/01/25
    0


    1465456          670/728             F          766,000.00
    ZZ
    SCHNALL             JANE     W       360        765,486.03
     1
    14418 STRAWBERRY ROAD              8.000          5,620.64
    52
                                       7.750          5,620.64
1,500,000.00
    RANCHO SANTA FE  CA   92067          2            11/02/95
    00
    0380309212                           03           01/01/96
     0
    30409063                             O            12/01/25
    0


    1465457          670/728             F          161,500.00
    ZZ
    PEARSON             DAVID    N       240        160,918.63
     1
    3209 38TH AVE SW                   8.250          1,376.09
    79
                                       8.000          1,376.09
 205,000.00
    SEATTLE          WA   98126          5            10/23/95
    00
    0380309246                           05           12/01/95
     0
    30411220                             O            11/01/15
    0


    1465458          670/728             F          220,000.00
    ZZ
    SCHIER              BIRGIT   K       360        219,844.72
     1
    422 WESTLAKE BLVD                  7.750          1,576.11
    80
                                       7.500          1,576.11
 275,000.00
    MALIBU           CA   90265          1            11/08/95
    00
    0380309303                           05           01/01/96
     0
    30412285                             O            12/01/25
    0


    1465459          670/728             F          650,000.00
    ZZ
    GOULD               GARY     G       360        648,574.80
     1
    510 SAN FERNANDO STREET            8.125          4,826.23
    57
                                       7.875          4,826.23
1,150,000.00
    SAN DIEGO        CA   92106          5            11/06/95
    00
    0380309345                           05           01/01/96
     0
    30413516                             O            12/01/25
    0


    1465460          670/728             F          268,000.00
    ZZ
    SCARPULLA           JUDITH   A       360        267,815.56
     1
    10 BRADFORD AVENUE                 7.875          1,943.19
    80
                                       7.625          1,943.19
 335,000.00
1


    UPPER MONTCLAIR  NJ   07043          1            11/30/95
    00
    0380309360                           05           01/01/96
     0
    30413524                             O            12/01/25
    0


    1465461          670/728             F          157,000.00
    ZZ
    JACOBSEN            ARNE     F       360        156,897.27
     1
    1240 ALAMO PINTADO ROAD            8.125          1,165.73
    39
                                       7.875          1,165.73
 410,000.00
    SOLVANG          CA   93463          2            11/06/95
    00
    0380309386                           05           01/01/96
     0
    30416698                             O            12/01/25
    0


    1465462          670/728             F          371,000.00
    ZZ
    RILEY               GRANT    K       360        370,275.25
     1
    5108 GAVIOTA                       8.500          2,852.67
    75
                                       8.250          2,852.67
 495,000.00
    ENCINO           CA   91436          2            11/01/95
    00
    0380309428                           05           01/01/96
     0
    30418780                             O            12/01/25
    0


    1465463          670/728             F          540,000.00
    ZZ
    BUNZEL              ARTHUR           360        539,655.66
     1
    134 CRESCENT BAY DRIVE             8.250          4,056.84
    80
                                       8.000          4,056.84
 675,000.00
    LAGUNA BEACH     CA   92651          2            11/06/95
    00
    0380309444                           05           01/01/96
     0
    30419255                             O            12/01/25
    0


    1465465          670/728             F          356,000.00
    ZZ
    PORTER              BRADLEY  A       360        355,751.25
     1
    1456 FALLEN LEAF LANE              7.875          2,581.25
    80
                                       7.625          2,581.25
 445,000.00
    LOS ALTOS        CA   94024          1            11/02/95
    00
    0380309527                           05           01/01/96
     0
    30423864                             O            12/01/25
    0


    1465466          670/728             F           88,000.00
    ZZ
    ALBERTS             WAYNE    W       360         86,691.70
     1
    7150 BLACKSTONE AVE                8.375            668.87
    70
                                       8.125            668.87
 127,000.00
    JUSTICE          IL   60458          2            11/10/95
    00
    0380309543                           05           01/01/96
     0
    30425395                             O            12/01/25
    0
1




    1465467          670/728             F          156,250.00
    ZZ
    BAIK                IN               360        156,145.16
     1
    6029 RIDGE FARM PLACE              8.000          1,146.51
    70
                                       7.750          1,146.51
 223,255.00
    BRENTWOOD        TN   37027          1            11/15/95
    00
    0380309592                           03           01/01/96
     0
    30427797                             O            12/01/25
    0


    1465468          670/728             F          265,000.00
    ZZ
    SMITH               ALAN     H       360        264,843.54
     1
    851 VIA GREGORIO                   8.625          2,061.15
    69
                                       8.375          2,061.15
 385,000.00
    SAN DIMAS        CA   91773          2            11/21/95
    00
    0380309634                           03           01/01/96
     0
    30428327                             O            12/01/25
    0


    1465469          670/728             F          338,800.00
    ZZ
    BEIHN               ROBERT   M       360        338,578.37
     1
    255 WEST HAWTHORNE STREET          8.125          2,515.59
    90
                                       7.875          2,515.59
 376,500.00
    ZIONSVILLE       IN   46077          1            11/21/95
    11
    0380309675                           05           01/01/96
    25
    30429129                             O            12/01/25
    0


    1465470          670/728             F          398,000.00
    ZZ
    GALLATIN            DAVID    M       360        397,719.10
     1
    2139 SHADOW RIDGE COURT            7.750          2,851.32
    73
                                       7.500          2,851.32
 545,204.00
    SAN JOSE         CA   95138          1            11/02/95
    00
    0380309717                           05           01/01/96
     0
    30429382                             O            12/01/25
    0


    1465471          670/728             F          257,000.00
    ZZ
    STOTTS              ROY      W       360        256,827.55
     1
    1233 GLACIER AVENUE                8.000          1,885.78
    77
                                       7.750          1,885.78
 335,000.00
    PACIFICA         CA   94044          5            11/03/95
    00
    0380309758                           05           01/01/96
     0
    30429447                             O            12/01/25
    0


    1465472          670/728             F          139,850.00
    ZZ
    TLEEL               SAMIR    B       360        139,565.82
     1
1


    10121 OAKMOOR PLACE                8.500          1,075.33
    75
                                       8.250          1,075.33
 186,504.00
    LAS VEGAS        NV   89134          1            11/09/95
    00
    0380309782                           03           01/01/96
     0
    30430160                             O            12/01/25
    0


    1465473          670/728             F           78,750.00
    ZZ
    KIM                 TAMMY    J       360         78,697.16
     1
    1649 APPIAN WAY #104               8.000            577.84
    70
                                       7.750            577.84
 112,500.00
    SANTA MONICA     CA   90405          1            11/09/95
    00
    0380309808                           01           01/01/96
     0
    30430747                             O            12/01/25
    0


    1465474          670/670             F           77,000.00
    ZZ
    NARDI               VINCENT  L       360         76,953.35
     1
    5 MAVERICK TERRACE                 8.500            592.06
    39
    (TOWN OF HURLEY)                   8.250            592.06
 200,000.00
    WOODSTOCK        NY   12498          2            11/30/95
    00
    30431026                             05           01/01/96
     0
    30431026                             O            12/01/25
    0


    1465475          670/728             F          232,000.00
    ZZ
    WOLF                GREGG    A       360        231,840.33
     1
    21902 SEACREST LANE                7.875          1,682.17
    80
                                       7.625          1,682.17
 290,000.00
    HUNTINGTON BEAC  CA   92646          1            11/10/95
    00
    0380308552                           05           01/01/96
     0
    30435641                             O            12/01/25
    0


    1465476          670/728             F          175,000.00
    ZZ
    MICHALSKI           LEONARD  W       360        175,000.00
     1
    944 HUMPHREY STREET                8.500          1,345.60
    75
                                       8.250          1,345.60
 236,000.00
    SWAMPSCOTT       MA   01907          2            11/28/95
    00
    0380308644                           05           02/01/96
     0
    30437504                             O            01/01/26
    0


    1465477          670/728             F          119,250.00
    ZZ
    LAUBERTH            MARK     A       360        119,173.95
     1
    530 NORTH HOLMES AVENUE            8.250            895.89
    75
                                       8.000            895.89
 159,000.00
    ST LOUIS         MO   63122          1            11/20/95
    00
    0380308651                           05           01/01/96
     0
1


    30437695                             O            12/01/25
    0


    1465478          670/728             F          136,500.00
    ZZ
    SULLIVAN            DENNIS   G       360        136,500.00
     1
    5023 SHORELINE BOULEVARD           8.375          1,037.50
    65
                                       8.125          1,037.50
 210,000.00
    WATERFORD        MI   48329          5            11/28/95
    00
    0380308677                           05           02/01/96
     0
    30437822                             O            01/01/26
    0


    1465480          670/670             F          458,000.00
    ZZ
    OSHER               JOSEPH           360        458,000.00
     1
    28 HIGH VALLEY WAY                 8.500          3,521.63
    46
                                       8.250          3,521.63
1,000,000.00
    STAMFORD         CT   06903          5            11/30/95
    00
    30440076                             05           02/01/96
     0
    30440076                             O            01/01/26
    0


    1465481          670/728             F          125,600.00
    ZZ
    SCHUMAN             DAVID    L       360        125,527.73
     1
    233 WEST SHELLEY ROAD              8.750            988.10
    75
                                       8.500            988.10
 167,500.00
    ELK GROVE VILLA  IL   60007          1            11/20/95
    00
    0380308693                           05           01/01/96
     0
    30440386                             O            12/01/25
    0


    1465482          670/728             F          150,000.00
    ZZ
    GRADY               PATRICIA M       360        149,901.87
     1
    1407 GAMBEL OAKS DRIVE             8.125          1,113.75
    75
                                       7.875          1,113.75
 200,000.00
    ELIZABETH        CO   80107          2            11/13/95
    00
    0380308719                           03           01/01/96
     0
    30441986                             O            12/01/25
    0


    1465483          670/728             F          113,000.00
    ZZ
    RUMFOLA             DAVID            360        112,927.94
     1
    9120 DONEY PARK LANE               8.250            848.94
    32
                                       8.000            848.94
 355,000.00
    FLAGSTAFF        AZ   86004          2            11/14/95
    00
    0380308743                           05           01/01/96
     0
    30442524                             O            12/01/25
    0


1


    1465484          670/728             F          216,000.00
    ZZ
    HARTLEY             MARC     A       360        215,869.14
     1
    1920 HUMMOCK LANE                  8.500          1,660.86
    78
                                       8.250          1,660.86
 277,000.00
    ENCINITAS        CA   92024          5            11/09/95
    00
    0380308768                           03           01/01/96
     0
    30443750                             O            12/01/25
    0


    1465485          670/728             F          640,000.00
    ZZ
    THOMSEN             NORM     W       360        639,548.29
     1
    114 LOS ROBLES DRIVE               7.750          4,585.04
    80
                                       7.500          4,585.04
 800,000.00
    BURLINGAME       CA   94010          1            11/21/95
    00
    0380308792                           05           01/01/96
     0
    30448441                             O            12/01/25
    0


    1465486          670/728             F          344,000.00
    ZZ
    PETERSON            PHILIP   C       360        343,807.15
     1
    6520 VON DOLLEN ROAD               8.875          2,737.02
    80
                                       8.625          2,737.02
 430,000.00
    SAN MIGUEL       CA   93451          5            11/29/95
    00
    0380308818                           05           01/01/96
     0
    30450471                             O            12/01/25
    0


    1465487          670/728             F           95,000.00
    ZZ
    KUHARICH            JEANETTE         360         94,942.45
     1
    525 PHILIP DRIVE                   8.500            730.47
    53
                                       8.250            730.47
 180,000.00
    BARTLETT         IL   60103          1            11/09/95
    00
    0380308826                           09           01/01/96
     0
    30451647                             O            12/01/25
    0


    1465488          670/728             F          231,500.00
    ZZ
    SEWARD              WILLIAM  C       360        231,359.75
     1
    8518 TIDEWATER DRIVE WEST          8.500          1,780.04
    69
                                       8.250          1,780.04
 340,000.00
    INDIANAPOLIS     IN   46236          2            11/14/95
    00
    0380308859                           05           01/01/96
     0
    30452490                             O            12/01/25
    0


    1465489          670/728             F          102,700.00
    ZZ
    HOLROYD             GRAHAM           360        101,842.59
     1
    19 BORROWDALE DRIVE                8.500            789.68
    65
                                       8.250            789.68
 158,000.00
1


    ROCHESTER        NY   14626          5            11/29/95
    00
    0380308875                           05           01/01/96
     0
    30453038                             O            12/01/25
    0


    1465490          670/728             F          146,200.00
    ZZ
    PAPPAS              GEORGE           360        146,109.12
     1
    278 WESTVILLE AVENUE               8.375          1,111.23
    75
                                       8.125          1,111.23
 195,000.00
    WEST CALDWELL    NJ   07006          1            11/22/95
    00
    0380308909                           05           01/01/96
     0
    30454026                             O            12/01/25
    0


    1465491          670/728             F          235,000.00
    T
    WILSON              JEREMY   G       360        234,853.93
     1
    108 BUFFLEHEAD POINT               8.375          1,786.17
    67
                                       8.125          1,786.17
 352,000.00
    LEXINGTON        SC   29072          2            11/07/95
    00
    0380308941                           05           01/01/96
     0
    30454468                             O            12/01/25
    0


    1465492          670/728             F          107,200.00
    ZZ
    DEHAAS, JR.         JAMES    F       360        107,126.22
     1
    972 PENNSYLVANIA AVENUE            7.875            777.28
    80
                                       7.625            777.28
 134,000.00
    HARRISBURG       PA   17112          5            11/10/95
    00
    0380308974                           05           01/01/96
     0
    30454701                             O            12/01/25
    0


    1465493          670/728             F          250,000.00
    ZZ
    SAHLER              PETER    A       360        249,832.26
     1
    10 GENEVA BOULEVARD                8.000          1,834.41
    80
                                       7.750          1,834.41
 314,000.00
    BURNSVILLE       MN   55306          5            11/20/95
    00
    0380309022                           05           01/01/96
     0
    30455553                             O            12/01/25
    0


    1465494          670/728             F          261,500.00
    ZZ
    BURKEY              RON              360        261,220.03
     1
    38931 AVENIDA ARRIBA               7.875          1,896.06
    74
                                       7.625          1,896.06
 355,000.00
    TEMECULA         CA   92592          1            11/14/95
    00
    0380309030                           05           01/01/96
     0
    30455651                             O            12/01/25
    0
1




    1465495          670/728             F          232,000.00
    ZZ
    MARTINEZ, JR        OSCAR    J       360        231,852.06
     1
    1374 FLORA AVENUE                  8.250          1,742.94
    80
                                       8.000          1,742.94
 290,000.00
    SAN JOSE         CA   95130          5            11/10/95
    00
    0380309063                           05           01/01/96
     0
    30456665                             O            12/01/25
    0


    1465497          670/728             F          109,125.00
    ZZ
    MASK                LISA     W       360        109,057.17
     1
    407 WONDERWOOD DRIVE               8.375            829.43
    75
                                       8.125            829.43
 145,500.00
    CHARLOTTE        NC   28211          1            11/22/95
    00
    0380309089                           05           01/01/96
     0
    30457467                             O            12/01/25
    0


    1465499          670/728             F          235,000.00
    ZZ
    LESSLER             JONATHAN P       360        234,857.63
     1
    3290 GLENGARY ROAD                 8.500          1,806.95
    76
                                       8.250          1,806.95
 310,000.00
    SANTA YNEZ       CA   93460          5            11/16/95
    00
    0380309139                           03           01/01/96
     0
    30459265                             O            12/01/25
    0


    1465500          670/728             F          272,700.00
    ZZ
    REPSHER             STEPHEN  T       360        272,512.32
     1
    1552 PASO ROBLES COURT             7.875          1,977.27
    90
                                       7.625          1,977.27
 303,000.00
    CAMARILLO        CA   93012          2            11/21/95
    21
    0380310392                           05           01/01/96
    17
    30459303                             O            12/01/25
    0


    1465501          670/728             F          324,000.00
    ZZ
    ANDERSEN            JAMES    K       360        323,793.39
     1
    1510 S BRENTFORD AVENUE            8.250          2,434.11
    90
                                       8.000          2,434.11
 360,000.00
    WESTLAKE VILLAG  CA   91361          1            11/29/95
    10
    0380309196                           03           01/01/96
    25
    30460581                             O            12/01/25
    0


    1465502          670/728             F           76,000.00
    ZZ
    LYNN                ROBERT   H       360         75,949.00
     1
1


    2902 DOVE STREET                   8.000            557.67
    25
                                       7.750            557.67
 315,000.00
    SAN DIEGO        CA   92103          5            11/17/95
    00
    0380309204                           05           01/01/96
     0
    30461201                             O            12/01/25
    0


    1465503          670/728             F          124,200.00
    ZZ
    BEULEN              BENJAMIN J       360        124,126.67
     1
    246 E SCOTT STREET                 8.625            966.02
    75
                                       8.375            966.02
 165,700.00
    OMRO             WI   54963          2            11/08/95
    00
    0380309220                           05           01/01/96
     0
    30462070                             O            12/01/25
    0


    1465504          670/728             F          105,000.00
    ZZ
    ACKERMAN            LAWRENCE         360        104,936.39
     1
    1621 NORTHWEST 100TH TERRACE       8.500            807.36
    47
                                       8.250            807.36
 225,000.00
    PLANTATION       FL   33322          1            11/30/95
    00
    0380309253                           09           01/01/96
     0
    30462096                             O            12/01/25
    0


    1465505          670/728             F          248,000.00
    ZZ
    STONE               LARRY    G       360        247,841.85
     1
    35803 249TH AVE SE                 8.250          1,863.15
    80
                                       8.000          1,863.15
 310,000.00
    ENUMCLAW         WA   98022          5            11/13/95
    00
    0380309279                           05           01/01/96
     0
    30462835                             O            12/01/25
    0


    1465506          670/728             F          249,000.00
    ZZ
    FANTASIA            VICTOR   H       360        248,787.22
     1
    3690 ARVIDSON COURT                8.625          1,936.70
    90
                                       8.375          1,936.70
 277,000.00
    CHINO            CA   91710          2            11/08/95
    21
    0380309352                           05           01/01/96
    25
    30463254                             O            12/01/25
    0


    1465507          670/728             F           52,000.00
    ZZ
    ERNST               ALYCIA           360         51,970.08
     1
    625 SOUTH WESTWOOD STREET #195     8.750            409.09
    80
                                       8.500            409.09
  65,000.00
    MESA             AZ   85210          5            11/27/95
    00
    0380309378                           09           01/01/96
     0
1


    30464340                             O            12/01/25
    0


    1465508          670/728             F           78,000.00
    T
    BARNETT             SALLY    C       360         77,956.26
     1
    106 SOUTH 39TH STREET              8.875            620.61
    60
                                       8.625            620.61
 130,000.00
    MEXICO BEACH     FL   32410          5            11/03/95
    00
    0380310483                           05           01/01/96
     0
    30465079                             O            12/01/25
    0


    1465509          670/728             F          140,000.00
    ZZ
    NUSS                RICHARD  J       360        139,919.45
     1
    13 EAST LAKE CIRCLE DRIVE          8.750          1,101.38
    59
                                       8.500          1,101.38
 237,500.00
    MEDFORD          NJ   08055          1            11/30/95
    00
    0380309394                           05           01/01/96
     0
    30466547                             O            12/01/25
    0


    1465510          670/728             F          214,000.00
    ZZ
    HAACKE              DONALD   F       360        213,866.98
     1
    2 MAPLE SHADE ROAD                 8.375          1,626.56
    54
                                       8.125          1,626.56
 400,000.00
    RIDGEFIELD       CT   06877          2            11/22/95
    00
    0380309402                           05           01/01/96
     0
    30467039                             O            12/01/25
    0


    1465511          670/728             F          131,250.00
    ZZ
    BUFFINGTON          CHUBBIE          360        131,168.42
     1
    41775 VIA BALDERAMA                8.375            997.60
    75
                                       8.125            997.60
 175,000.00
    TEMECULA         CA   92592          1            11/07/95
    00
    0380309436                           05           01/01/96
     0
    30470862                             O            12/01/25
    0


    1465512          670/728             F          256,750.00
    ZZ
    RESNICK             LESLIE   L       360        256,590.41
     1
    531 PIER AVENUE                    8.375          1,951.49
    65
                                       8.125          1,951.49
 395,000.00
    SANTA MONICA     CA   90405          5            11/09/95
    00
    0380309451                           05           01/01/96
     0
    30471648                             O            12/01/25
    0


1


    1465513          670/728             F           80,000.00
    T
    GUEST               TIM              360         79,948.98
     1
    29517 KERNS DRIVE                  8.250            601.02
    73
                                       8.000            601.02
 110,000.00
    COLD SPRINGS     CA   95375          5            11/21/95
    00
    0380309469                           05           01/01/96
     0
    30472415                             O            12/01/25
    0


    1465514          670/670             F          140,000.00
    ZZ
    CERINI              FRANK            360        139,901.19
     1
    59 NEWMAN AVENUE                   7.750          1,002.98
    60
                                       7.500          1,002.98
 237,000.00
    HAWTHORNE        NY   10532          1            11/15/95
    00
    30474566                             05           01/01/96
     0
    30474566                             O            12/01/25
    0


    1465515          670/728             F           57,000.00
    ZZ
    JEAN                RICHARD  W       360         57,000.00
     1
    23 PORTCHESTER STREET              8.625            443.35
    75
                                       8.375            443.35
  76,000.00
    NASHUA           NH   03062          1            12/07/95
    00
    0380309493                           05           02/01/96
     0
    30474574                             O            01/01/26
    0


    1465516          670/728             F          370,000.00
    ZZ
    O'NEIL              JOHN     E       360        369,787.13
     1
    25 PEGAN LANE                      8.750          2,910.79
    49
                                       8.500          2,910.79
 760,000.00
    NATICK           MA   01760          5            11/29/95
    00
    0380309519                           05           01/01/96
     0
    30474949                             O            12/01/25
    0


    1465517          670/728             F          284,000.00
    ZZ
    STAJDUHAR, JR       TONY     E       360        283,814.22
     1
    9509 SOUTH HARTFORD COURT          8.125          2,108.70
    80
                                       7.875          2,108.70
 355,000.00
    LITTLETON        CO   80126          5            11/22/95
    00
    0380309584                           03           01/01/96
     0
    30475554                             O            12/01/25
    0


    1465518          670/728             F          284,000.00
    ZZ
    ENHOLM              WILLIAM  A       360        283,804.55
     1
    818 VIA CAMPOBELLO                 7.875          2,059.20
    80
                                       7.625          2,059.20
 355,000.00
1


    SANTA BARBARA    CA   93111          1            11/22/95
    00
    0380309600                           03           01/01/96
     0
    30476372                             O            12/01/25
    0


    1465519          670/728             F          215,500.00
    ZZ
    BASS JR.            JAMES    W       360        215,351.69
     1
    4720 CHESTERFIELD PLACE            7.875          1,562.53
    79
                                       7.625          1,562.53
 275,000.00
    JAMESTOWN        NC   27282          2            11/22/95
    00
    0380309626                           05           01/01/96
     0
    30477425                             O            12/01/25
    0


    1465520          670/728             F          227,900.00
    ZZ
    WORN                JEFFREY  A       360        227,743.15
     1
    2441 GILLINGHAM CIRCLE             7.875          1,652.44
    80
                                       7.625          1,652.44
 284,950.00
    THOUSAND OAKS    CA   91362          1            11/22/95
    00
    0380309659                           05           01/01/96
     0
    30478006                             O            12/01/25
    0


    1465522          670/728             F        1,000,000.00
    ZZ
    MELCHOR             JEFFREY  L       360        999,439.38
     1
    13212 E SUNSET DRIVE               8.875          7,956.45
    69
                                       8.625          7,956.45
1,450,000.00
    LOS ALTOS HILLS  CA   94022          5            11/16/95
    00
    0380309725                           05           01/01/96
     0
    30478481                             O            12/01/25
    0


    1465523          670/728             F          112,500.00
    ZZ
    PATEL               ASHOKBHAIR       360        111,835.27
     1
    1564 CROOKED PINE DRIVE            8.750            885.04
    75
                                       8.500            885.04
 150,500.00
    MYRTLE BEACH     SC   29575          1            11/13/95
    00
    0380309741                           03           01/01/96
     0
    30480639                             O            12/01/25
    0


    1465524          670/728             F           75,000.00
    T
    TALLMAN             CHARLES  F       360         74,946.88
     1
    5430 COLORADO RIVER ROAD           8.750            590.03
    75
                                       8.500            590.03
 100,000.00
    BLYTHE           CA   92225          5            11/20/95
    00
    0380309774                           05           01/01/96
     0
    30481414                             O            12/01/25
    0
1




    1465525          670/728             F          117,000.00
    ZZ
    SULLIVAN            DEBRA    K       360        116,923.46
     1
    197 FOX FIRE DRIVE                 8.125            868.73
    54
                                       7.875            868.73
 220,000.00
    LAKE ZURICH      IL   60047          5            11/20/95
    00
    0380309790                           05           01/01/96
     0
    30481627                             O            12/01/25
    0


    1465526          670/728             F          121,500.00
    ZZ
    DOPERALSKI          MICHAEL  G       360        121,422.52
     1
    5140 ABBOTT AVENUE SOUTH           8.250            912.79
    75
                                       8.000            912.79
 162,000.00
    MINNEAPOLIS      MN   55410          1            11/28/95
    00
    0380309816                           05           01/01/96
     0
    30484251                             O            12/01/25
    0


    1465527          670/728             F          104,000.00
    ZZ
    CRUTCHER            THOMAS   S       360        104,000.00
     1
    45 SASSAWANNA ROAD                 8.750            818.17
    68
                                       8.500            818.17
 155,000.00
    RUTLAND          MA   01543          2            12/01/95
    00
    0380309865                           05           02/01/96
     0
    30485584                             O            01/01/26
    0


    1465529          670/728             F          261,000.00
    ZZ
    THOMAS              MATTHEW  C       360        260,653.10
     1
    1539 MEADOW CIRCLE                 8.000          1,915.13
    90
                                       7.750          1,915.13
 290,000.00
    CARPINTERIA      CA   93013          1            11/13/95
    10
    0380309899                           03           01/01/96
    25
    30485789                             O            12/01/25
    0


    1465531          670/728             F          285,000.00
    ZZ
    INOKON              MICHAEL          360        285,000.00
     1
    708 HOBBS DRIVE                    8.500          2,191.41
    60
                                       8.250          2,191.41
 475,000.00
    SILVER SPRING    MD   20904          5            11/30/95
    00
    0380310103                           05           02/01/96
     0
    30487315                             O            01/01/26
    0


    1465532          670/728             F          283,100.00
    ZZ
    FEATHERSTON         MICHAEL  L       360        282,924.04
     1
1


    9748 VALE STREET NW                8.375          2,151.76
    76
                                       8.125          2,151.76
 377,000.00
    COON RAPIDS      MN   55433          1            11/16/95
    00
    0380309964                           05           01/01/96
     0
    30487692                             O            12/01/25
    0


    1465533          670/728             F          100,000.00
    ZZ
    DELJOU              NEJATOLLA        360         99,936.23
     1
    3179 INMAN PARK COURT              8.250            751.27
    64
                                       8.000            751.27
 158,000.00
    MARIETTA         GA   30062          1            11/28/95
    00
    0380310160                           05           01/01/96
     0
    30490081                             O            12/01/25
    0


    1465534          670/728             F           68,400.00
    ZZ
    KILEY               DENNIS   S       360         68,400.00
     1
    RT 1 BOX 365                       8.125            507.87
    80
                                       7.875            507.87
  86,000.00
    CLARKSBURG       WV   26301          5            12/04/95
    00
    0380310186                           05           02/01/96
     0
    30490286                             O            01/01/26
    0


    1465535          670/728             F          100,000.00
    ZZ
    LONG                CHIK     W       360         99,932.90
     1
    1311 SOLERA LANE #1                8.000            733.77
    66
                                       7.750            733.77
 153,000.00
    DIAMOND BAR      CA   91765          1            11/16/95
    00
    0380310210                           01           01/01/96
     0
    30490367                             O            12/01/25
    0


    1465536          670/728             F           45,500.00
    ZZ
    AQUINO              LILIA    M       360         45,500.00
     1
    6155 SOUTHWEST 130TH AVENUE        8.875            362.02
    70
                                       8.625            362.02
  65,000.00
    MIAMI            FL   33183          1            12/11/95
    00
    0380309998                           01           02/01/96
     0
    30492246                             O            01/01/26
    0


    1465537          670/728             F          141,000.00
    ZZ
    GOULD               NATALIE  A       360        141,000.00
     1
    1 BLANEY CIRCLE                    7.625            997.99
    64
                                       7.375            997.99
 223,000.00
    SWAMPSCOTT       MA   01907          2            12/01/95
    00
    0380310004                           05           02/01/96
     0
1


    30493404                             O            01/01/26
    0


    1465538          670/728             F          115,000.00
    ZZ
    ALNAJAR             IMAD             360        114,933.83
     1
    5360 KINGSFIELD                    8.750            904.71
    70
                                       8.500            904.71
 165,000.00
    WEST BLOOMFIELD  MI   48322          1            11/22/95
    00
    0380310020                           05           01/01/96
     0
    30494702                             O            12/01/25
    0


    1465539          670/728             F          360,000.00
    ZZ
    BLOEMBERGEN         BRINK    A       360        359,764.51
     1
    140 NORTH HIDDEN CANYON            8.125          2,672.99
    90
                                       7.875          2,672.99
 400,000.00
    ORANGE           CA   92669          1            11/21/95
    11
    0380310046                           03           01/01/96
    25
    30495229                             O            12/01/25
    0


    1465540          670/728             F           70,000.00
    T
    TOURKANTONIS        ARTHUR   C       360         70,000.00
     1
    269 PINKHAM ROAD                   8.500            538.24
    55
                                       8.250            538.24
 128,000.00
    MIDDLETON        NH   03887          5            12/05/95
    00
    0380310053                           05           02/01/96
     0
    30496411                             O            01/01/26
    0


    1465541          670/728             F          632,000.00
    ZZ
    BAILEY              ANDREW   P       360        631,553.94
     1
    2925 ADELINE DRIVE                 7.750          4,527.73
    80
                                       7.500          4,527.73
 790,000.00
    BURLINGAME       CA   94010          1            11/20/95
    00
    0380310061                           05           01/01/96
     0
    30498686                             O            12/01/25
    0


    1465542          670/728             F          650,000.00
    ZZ
    TOIBIN              IRA              360        649,595.99
     1
    17141 EDGEWATER LANE               8.375          4,940.47
    69
                                       8.125          4,940.47
 950,000.00
    HUNTINGTON BEAC  CA   92649          2            11/21/95
    00
    0380310095                           05           01/01/96
     0
    34000909                             O            12/01/25
    0


1


    1465543          670/728             F          370,000.00
    ZZ
    BEAUVAIS            EARL             360        369,757.97
     1
    11882 OUTLOOK LANE                 8.125          2,747.24
    80
                                       7.875          2,747.24
 462,500.00
    SANTA ANA        CA   92705          1            11/30/95
    00
    0380310202                           05           01/01/96
     0
    34010220                             O            12/01/25
    0


    1465544          670/728             F           93,000.00
    ZZ
    SYLVESTER           DONALD           360         92,940.70
     1
    3234 TROTTING HORSE PL.            8.250            698.68
    75
                                       8.000            698.68
 124,000.00
    JACKSONVILLE     FL   32225          2            11/30/95
    00
    0380310277                           05           01/01/96
     0
    34011471                             O            12/01/25
    0


    1465545          670/728             F          390,000.00
    ZZ
    DAUGHARTHY          JAMES    B       360        389,775.62
     1
    1070 RANCHO CIRCLE                 8.750          3,068.13
    80
                                       8.500          3,068.13
 490,000.00
    LAS VEGAS        NV   89107          1            11/30/95
    00
    0380310301                           03           01/01/96
     0
    34019502                             O            12/01/25
    0


    1465546          670/728             F          378,000.00
    ZZ
    BULLOCK             STUART   S       360        378,000.00
     1
    4807 REFORMA ROAD                  8.125          2,806.64
    90
                                       7.875          2,806.64
 420,000.00
    WOODLAND HILLS   CA   91364          1            12/01/95
    14
    0380310335                           05           02/01/96
    25
    34024379                             O            01/01/26
    0


    1465547          670/728             F          256,900.00
    ZZ
    FISH                BARRY    J       360        256,755.97
     1
    22 MARY CHILTON ROAD               8.875          2,044.02
    89
                                       8.625          2,044.02
 290,000.00
    NEEDHAM          MA   02192          1            11/30/95
    14
    0380310343                           05           01/01/96
    25
    34025057                             O            12/01/25
    0


    1465577          696/728             F          600,000.00
    ZZ
    JAMESON             JAMIE    G       360        600,000.00
     1
    3005 NORMANSTONE DRIVE NW          8.125          4,454.98
    80
                                       7.875          4,454.98
 750,000.00
1


    WASHINGTON       DC   20008          1            12/15/95
    00
    0380300708                           05           02/01/96
     0
    6010508                              O            01/01/26
    0


    1465578          696/728             F          347,000.00
    ZZ
    FORRESTER III       CHARLES  T       360        347,000.00
     1
    1653 FRANCIS HAMMOND PARKWAY       8.500          2,668.13
    78
                                       8.250          2,668.13
 450,000.00
    ALEXANDRIA       VA   22302          2            12/14/95
    00
    0380314618                           05           02/01/96
     0
    2086790                              O            01/01/26
    0


    1465595          526/728             F          220,000.00
    ZZ
    MAKHANI             SHAHRAM          360        219,866.72
     1
    14 CORRIENTE                       8.500          1,691.61
    70
                                       8.250          1,691.61
 315,000.00
    IRVINE           CA   92714          2            11/02/95
    00
    0380302514                           03           01/01/96
     0
    00077217                             O            12/01/25
    0


    1465633          369/728             F          265,500.00
    ZZ
    HEALD               JAMES    I       360        265,334.97
     1
    17 PREAKNESS COURT                 8.375          2,018.00
    90
                                       8.125          2,018.00
 295,000.00
    LINCOLN UNIVERS  PA   19352          2            12/01/95
    12
    0380311655                           05           01/01/96
    25
    0049064579                           O            12/01/25
    0


    1465639          601/728             F          240,000.00
    ZZ
    HEDWIG              EVA      B       360        240,000.00
     1
    2242 SHANNONDALE DRIVE             8.250          1,803.04
    79
                                       8.000          1,803.04
 305,000.00
    LIBERTYVILLE     IL   60048          1            12/14/95
    00
    0380313081                           05           02/01/96
     0
    872593                               O            01/01/26
    0


    1465645          601/728             F          220,000.00
    ZZ
    HOWARD              MARK     H       360        220,000.00
     1
    4127 HAWTHORNE PLACE               8.000          1,614.29
    90
                                       7.750          1,614.29
 246,572.00
    LONGMONT         CO   80503          1            12/12/95
    10
    0380311309                           03           02/01/96
    25
    837860                               O            01/01/26
    0
1




    1465657          526/728             F          316,000.00
    ZZ
    ENNIS               ROBERT   S       360        315,803.59
     1
    0272 SETTLERS DRIVE                8.375          2,401.83
    80
                                       8.125          2,401.83
 395,000.00
    BRECKENRIDGE     CO   80424          1            12/01/95
    00
    0380297342                           09           01/01/96
     0
    00082627                             O            12/01/25
    0


    1465680          267/267             F          340,000.00
    ZZ
    MESSERSCHMIDT       CAROLEE          360        340,000.00
     1
    1935 PORT BISHOP PLACE             7.875          2,465.24
    60
                                       7.625          2,465.24
 575,000.00
    NEWPORT BEACH    CA   92660          2            12/08/95
    00
    4369888                              03           02/01/96
     0
    4369888                              O            01/01/26
    0


    1465681          267/267             F          247,500.00
    ZZ
    PEAY                LEO      A       360        247,500.00
     1
    223 CALLE DE ARBOLES               8.000          1,816.07
    72
                                       7.750          1,816.07
 347,500.00
    REDONDO BEACH    CA   90277          1            12/01/95
    00
    4379964                              05           02/01/96
     0
    4379964                              O            01/01/26
    0


    1465682          267/267             F          270,000.00
    ZZ
    GARDNER             GREGORY  J       360        270,000.00
     1
    3101 DRUID LANE                    7.875          1,957.69
    78
                                       7.625          1,957.69
 350,000.00
    LOS ALAMITOS     CA   90720          2            12/06/95
    00
    4379168                              05           02/01/96
     0
    4379168                              O            01/01/26
    0


    1465690          624/728             F          155,000.00
    ZZ
    ZABINSKA            KATRINA  E       360        155,000.00
     1
    2551 26TH AVENUE WEST              8.625          1,205.57
    68
                                       8.375          1,205.57
 230,000.00
    SEATLE           WA   98199          1            12/01/95
    00
    0380306044                           05           02/01/96
     0
    85258004253                          O            01/01/26
    0


    1465692          025/025             F          395,000.00
    ZZ
    MARTIN              SIDNEY   S       360        394,748.13
     1
1


    11900 NW 6 STREET                  8.250          2,967.50
    73
                                       8.000          2,967.50
 545,000.00
    PLANTATION       FL   33325          2            11/06/95
    00
    473041                               05           01/01/96
     0
    473041                               O            12/01/25
    0


    1465693          964/728             F          360,000.00
    ZZ
    MC QUAID            BRIAN            360        360,000.00
     1
    495 OAK STREET                     7.875          2,610.25
    80
                                       7.625          2,610.25
 450,000.00
    LAGUNA BEACH     CA   92651          1            12/06/95
    00
    0380308172                           05           02/01/96
     0
    16395                                O            01/01/26
    0


    1465699          668/728             F          250,000.00
    ZZ
    LIPSMAN             JOEL     J       360        250,000.00
     1
    26036 NORTH HORSESHOE TRAIL        7.875          1,812.68
    68
                                       7.625          1,812.68
 372,980.00
    SCOTTSDALE       AZ   85255          1            12/01/95
    00
    0380303447                           05           02/01/96
     0
    6233225                              O            01/01/26
    0


    1465702          964/728             F          311,200.00
    ZZ
    THRONSON            STEPHEN  C       360        311,200.00
     1
    11341 DONOVAN ROAD                 8.000          2,283.48
    80
                                       7.750          2,283.48
 389,000.00
    LOS ALAMITOS     CA   90720          1            12/08/95
    00
    0380307968                           05           02/01/96
     0
    16373                                O            01/01/26
    0


    1465706          450/728             F          364,000.00
    ZZ
    GOLLA               DOUGLAS  J       360        363,736.55
     1
    5560 WOODFIELD COURT               7.625          2,576.37
    80
                                       7.375          2,576.37
 455,000.00
    GRAND BLANC TWP  MI   48439          4            12/01/95
    00
    0380314972                           03           01/01/96
     0
    3989449                              O            12/01/25
    0


    1465715          387/387             F          370,000.00
    ZZ
    WIZMAN              DANIEL           360        369,770.02
     1
    459 SOUTH LAPEER DRIVE             8.375          2,812.27
    87
                                       8.125          2,812.27
 428,500.00
    BEVERLY HILLS    CA   90211          2            11/09/95
    11
    559716                               05           01/01/96
    25
1


    559716                               O            12/01/25
    0


    1465716          387/387             F          350,000.00
    ZZ
    LINDECKER, III      PHILIP   G       360        349,771.05
     1
    17640 DAVES AVENUE                 8.125          2,598.74
    55
                                       7.875          2,598.74
 640,000.00
    MONTE SERENO     CA   95030          4            11/16/95
    00
    563650                               05           01/01/96
     0
    563650                               O            12/01/25
    0


    1465718          387/387             F          243,200.00
    ZZ
    SO                  TIMOTHY  S       360        243,036.81
     1
    4517 FAIRWAY DRIVE                 8.000          1,784.52
    95
                                       7.750          1,784.52
 256,000.00
    LAKEWOOD         CA   90712          1            11/21/95
    11
    565861                               05           01/01/96
    30
    565861                               O            12/01/25
    0


    1465720          387/387             F          273,000.00
    ZZ
    WEINTRAUB           DAVID    S       360        272,816.82
     1
    12500 OTSEGO STREET                8.000          2,003.18
    70
                                       7.750          2,003.18
 390,000.00
    NORTH HOLLYWOOD  CA   91607          5            11/21/95
    00
    561035                               05           01/01/96
     0
    561035                               O            12/01/25
    0


    1465722          765/728             F          392,000.00
    ZZ
    TARBOX III          RICHARD  C       360        392,000.00
     1
    5745 VIA LOS RANCHOS               8.125          2,910.59
    80
                                       7.875          2,910.59
 490,000.00
    PARADISE VALLEY  AZ   85253          1            12/08/95
    00
    0380308248                           05           02/01/96
     0
    102840                               O            01/01/26
    0


    1465723          765/728             F          247,400.00
    ZZ
    PYRAH JR            ROBERT   E       360        247,400.00
     1
    16306 SISLEY DRIVE                 8.250          1,858.64
    90
                                       8.000          1,858.64
 274,900.00
    CHINO HILLS      CA   91709          1            12/12/95
    11
    0380302225                           05           02/01/96
    25
    311349                               O            01/01/26
    0


1


    1465725          776/728             F          308,000.00
    ZZ
    NOSCO               JACQUES  D       360        308,000.00
     1
    5805 SALISBURY LANE                8.625          2,395.59
    80
                                       8.375          2,395.59
 385,000.00
    SAN LUIS OBISPO  CA   93401          2            12/08/95
    00
    0380303280                           03           02/01/96
     0
    2126240                              O            01/01/26
    0


    1465727          776/728             F          260,000.00
    ZZ
    LEE,JR              RONALD   R       360        260,000.00
     1
    5615 W 77TH STREET                 8.250          1,953.30
    55
                                       8.000          1,953.30
 475,000.00
    LOS ANGELES      CA   90045          5            12/11/95
    00
    0380303108                           05           02/01/96
     0
    6126002                              O            01/01/26
    0


    1466169          560/560             F          215,437.78
    ZZ
    DATTA               MADHAV           304        215,239.80
     1
    LOT 2-13 WILDWOOD CT               8.625          1,746.44
    76
                                       8.375          1,746.44
 287,000.00
    YORKTOWN HTS     NY   10598          1            10/24/95
    00
    217661487                            05           01/01/96
     0
    217661487                            O            04/01/21
    0


    1466170          560/560             F          324,660.92
    ZZ
    SCHAENGOLD          JEFF             317        324,398.03
     1
    8931 BAY COVE COURT                8.750          2,630.21
    67
                                       8.500          2,630.21
 491,000.00
    ORLANDO          FL   32819          1            11/16/95
    00
    220244149                            03           01/01/96
     0
    220244149                            O            05/01/22
    0


    1466171          560/560             F          235,680.68
    ZZ
    CANNON              ALLEN            312        235,273.07
     1
    21032 AVENIDA ALBERCON             8.625          1,897.03
    77
                                       8.375          1,897.03
 310,000.00
    EL TORO AREA     CA   92630          1            10/06/95
    00
    320182306                            03           12/01/95
     0
    320182306                            O            11/01/21
    0


    1466172          560/560             F          302,000.00
    ZZ
    DESAI               ASHVIN   D       360        299,886.50
     2
    29899 VANDERBILT STREET            7.750          2,163.56
    69
                                       7.500          2,163.56
 440,000.00
1


    HAYWARD          CA   94544          2            11/08/95
    00
    450273826                            05           01/01/96
     0
    450273826                            O            12/01/25
    0


    1466173          560/560             F          220,000.00
    ZZ
    PANTALE             WILLIAM          360        219,852.39
     1
    137 MACDONALD DRIVE                8.000          1,614.28
    80
                                       7.750          1,614.28
 278,000.00
    WAYNE            NJ   07470          1            11/29/95
    00
    450280805                            05           01/01/96
     0
    450280805                            O            12/01/25
    0


    1466174          560/560             F          256,500.00
    ZZ
    THEOBALD            JOE      L       360        256,327.89
     1
    12481 E AVENIDA DE LA VISTA        8.000          1,882.11
    90
    VERDE                              7.750          1,882.11
 285,000.00
    TUCSON           AZ   85749          2            11/21/95
    10
    450280920                            03           01/01/96
    25
    450280920                            O            12/01/25
    0


    1466175          560/560             F          340,500.00
    T
    BELLOWE             HOWARD           360        340,293.73
     1
    1786 TIGER RD                      8.500          2,618.15
    65
                                       8.250          2,618.15
 523,867.00
    BRECKENRIDGE     CO   80424          1            11/29/95
    00
    450281118                            03           01/01/96
     0
    450281118                            O            12/01/25
    0


    1466176          560/560             F          258,150.00
    ZZ
    IYYALASOMAYAZULA    VENKATARA        360        257,967.80
     1
    26 GINNIE LANE                     7.750          1,849.42
    80
                                       7.500          1,849.42
 323,363.00
    WEST WINDSOR     NJ   08691          1            11/30/95
    00
    450282199                            03           01/01/96
     0
    450282199                            O            12/01/25
    0


    1466177          560/560             F          234,800.00
    ZZ
    HAYNES              WILLIAM  L       360        234,630.06
     1
    170 HAMPSTEAD MANOR                7.625          1,661.90
    95
                                       7.375          1,661.90
 247,167.00
    FAYETTEVILLE     GA   30214          1            11/29/95
    10
    450282272                            05           01/01/96
    30
    450282272                            O            12/01/25
    0
1




    1466178          560/560             F          327,500.00
    ZZ
    JOHNSON             SHERLEE  E       360        327,285.77
     1
    310 CAMDEN BRANCH DRIVE            8.125          2,431.68
    75
                                       7.875          2,431.68
 437,535.00
    CARY             NC   27511          1            11/30/95
    00
    450282371                            03           01/01/96
     0
    450282371                            O            12/01/25
    0


    1466182          560/560             F          221,000.00
    ZZ
    DRAKE               JOHN     E       360        220,847.91
     1
    23674 SONATA DRIVE                 7.875          1,602.40
    95
                                       7.625          1,602.40
 232,645.00
    MURRIETA         CA   92562          1            11/29/95
    10
    450285069                            05           01/01/96
    30
    450285069                            O            12/01/25
    0


    1466183          560/560             F          370,000.00
    ZZ
    MILBURN             CORNELIUSJ       360        369,745.37
     1
    25306 CAMINO DE CHAMISAL           7.875          2,682.76
    69
                                       7.625          2,682.76
 542,000.00
    SALINAS          CA   93908          2            11/21/95
    00
    450285580                            05           01/01/96
     0
    450285580                            O            12/01/25
    0


    1466184          560/560             F          326,300.00
    ZZ
    CUMMINGS            THOMAS   V       360        326,091.93
     1
    2 SHADY LANE                       8.250          2,451.38
    90
                                       8.000          2,451.38
 363,000.00
    MONTEREY         CA   93940          1            11/30/95
    10
    450285614                            05           01/01/96
    25
    450285614                            O            12/01/25
    0


    1466185          560/560             F          254,250.00
    ZZ
    CUSHMAN             VICKI    E       360        254,087.87
     1
    36 CUSHING LANE                    8.250          1,910.10
    88
                                       8.000          1,910.10
 291,000.00
    LUNENBURG        MA   01462          2            11/22/95
    10
    450285796                            05           01/01/96
    25
    450285796                            O            12/01/25
    0


    1466187          560/560             F          270,550.00
    ZZ
    MATNEY              MICHAEL  G       240        270,090.68
     1
1


    1615 KNOX DRIVE                    8.000          2,262.99
    75
                                       7.750          2,262.99
 365,000.00
    BRENTWOOD        TN   37027          2            11/22/95
    00
    450286281                            05           01/01/96
     0
    450286281                            O            12/01/15
    0


    1466188          560/560             F          180,000.00
    ZZ
    HALL                STEVEN   G       360        179,890.95
     1
    300 ASHCROFT PLACE                 8.500          1,384.05
    66
                                       8.250          1,384.05
 275,000.00
    NASHVILLE        TN   37215          2            11/22/95
    00
    450286299                            05           01/01/96
     0
    450286299                            O            12/01/25
    0


    1466189          560/560             F          105,000.00
    ZZ
    ROBINS              ROBERT   D       360        105,000.00
     1
    101 GLADWIN AVE                    7.875            761.33
    45
                                       7.625            761.33
 235,000.00
    LEONIA           NJ   07605          1            12/04/95
    00
    450286778                            05           02/01/96
     0
    450286778                            O            01/01/26
    0


    1466191          560/560             F          242,230.00
    ZZ
    SCHMITZ             STEPHEN  G       360        242,079.44
     1
    12196 NORTH 138TH WAY              8.375          1,841.12
    79
                                       8.125          1,841.12
 310,000.00
    SCOTTSDALE       AZ   85259          2            11/29/95
    00
    450287685                            03           01/01/96
     0
    450287685                            O            12/01/25
    0


    1466192          560/560             F          137,600.00
    ZZ
    SANGUINO            THOMAS   F       360        137,512.26
     1
    1275 HILBY AVENUE                  8.250          1,033.74
    80
                                       8.000          1,033.74
 172,000.00
    SEASIDE          CA   93955          1            11/29/95
    00
    450287743                            05           01/01/96
     0
    450287743                            O            12/01/25
    0


    1466193          560/560             F          240,000.00
    ZZ
    SIEGELMAN           ROBERT           360        240,000.00
     1
    23 JESSICA PLACE                   8.500          1,845.40
    80
                                       8.250          1,845.40
 300,000.00
    ROSLYN           NY   11577          2            12/01/95
    00
    450288626                            05           02/01/96
     0
1


    450288626                            O            01/01/26
    0


    1466194          560/560             F          279,000.00
    ZZ
    CAUDILL II          NOBLE    C       360        279,000.00
     1
    2626 CAGES BEND ROAD               8.500          2,145.27
    65
                                       8.250          2,145.27
 435,000.00
    GALLATIN         TN   37066          2            12/01/95
    00
    450288691                            05           02/01/96
     0
    450288691                            O            01/01/26
    0


    1466195          560/560             F          254,000.00
    ZZ
    WELCH               STEPHEN  B       360        253,820.73
     1
    856 WALBROOK COURT                 7.750          1,819.69
    80
                                       7.500          1,819.69
 317,500.00
    WALNUT CREEK     CA   94598          1            11/13/95
    00
    450289145                            05           01/01/96
     0
    450289145                            O            12/01/25
    0


    1466196          560/560             F           57,000.00
    ZZ
    BESOLD              JO       A       360         57,000.00
     1
    29 CHESTNUT COURT                  8.500            438.29
    54
                                       8.250            438.29
 107,000.00
    HIGH BRIDGE      NJ   08829          1            12/07/95
    00
    450289491                            03           02/01/96
     0
    450289491                            O            01/01/26
    0


    1466198          560/560             F          348,000.00
    ZZ
    HILL                CRAIG            360        348,000.00
     1
    1901 WEST RIDGE                    7.625          2,463.13
    80
                                       7.375          2,463.13
 435,000.00
    ROCHESTER HILLS  MI   48306          1            12/08/95
    00
    450290663                            03           02/01/96
     0
    450290663                            O            01/01/26
    0


    1466199          560/560             F          300,000.00
    ZZ
    NEELY               WILLIAM  M       360        300,000.00
     1
    29 TAMMER LANE                     7.750          2,149.24
    74
                                       7.500          2,149.24
 406,900.00
    HOPKINTON        MA   01748          1            12/08/95
    00
    450290697                            05           02/01/96
     0
    450290697                            O            01/01/26
    0


1


    1466200          560/560             F          302,500.00
    ZZ
    MURRAY              JOHN     S       360        302,500.00
     1
    132 VALLEY OAKS DRIVE              8.250          2,272.58
    61
                                       8.000          2,272.58
 500,000.00
    ALAMO            CA   94507          5            11/30/95
    00
    450290929                            05           02/01/96
     0
    450290929                            O            01/01/26
    0


    1466201          560/560             F          315,000.00
    ZZ
    BLAIZE              CARL     E       360        315,000.00
     1
    9667 SPRUANCE                      8.375          2,394.23
    74
                                       8.125          2,394.23
 429,900.00
    INDIANAPOLIS     IN   46256          1            12/11/95
    00
    450290945                            05           02/01/96
     0
    450290945                            O            01/01/26
    0


    1466202          560/560             F          210,300.00
    ZZ
    ALEXANDER           FREDERICKL       360        210,300.00
     1
    10432 STREAM PARK CT               7.625          1,488.50
    80
                                       7.375          1,488.50
 262,900.00
    CENTERVILLE      OH   45458          1            12/15/95
    00
    450295845                            05           02/01/96
     0
    450295845                            O            01/01/26
    0


    1466312          076/076             F          217,600.00
    ZZ
    SPAULDING           TIMOTHY  S       360        217,321.53
     1
    UNIT 13R SOUTH COMMONS             8.250          1,634.76
    95
                                       8.000          1,634.76
 229,675.00
    LINCOLN          MA   01773          1            11/01/95
    14
    4972132                              01           12/01/95
    30
    4972132                              O            11/01/25
    0


    1466326          822/728             F           75,000.00
    ZZ
    FAZIO               JOHN     J       360         74,952.18
     1
    126 PALISADE ROAD                  8.250            563.45
    63
                                       8.000            563.45
 120,000.00
    ELIZABETH        NJ   07208          1            11/20/95
    00
    0380300880                           05           01/01/96
     0
    3516003723                           O            12/01/25
    0


    1466333          334/728             F          244,500.00
    ZZ
    SLOCUM              PRESTON  L       360        244,179.04
     1
    4219 WESTERDALE DRIVE              8.125          1,815.41
    88
                                       7.875          1,815.41
 280,000.00
1


    FULSHEAR         TX   77441          4            10/25/95
    01
    0380315748                           05           12/01/95
    25
    448140                               O            11/01/25
    0


    1466349          696/728             F          513,750.00
    ZZ
    HENRY               WILLIAM  A       360        513,750.00
     1
    3909 WOODBINE STREET               7.875          3,725.04
    80
                                       7.625          3,725.04
 649,293.00
    CHEVY CHASE      MD   20815          4            12/15/95
    00
    0380315409                           05           02/01/96
     0
    3113379                              O            01/01/26
    0


    1466351          696/728             F          209,600.00
    ZZ
    PALLASCH            BRIAN    T       360        209,600.00
     1
    1508 RUSSELL ROAD                  8.125          1,556.27
    80
                                       7.875          1,556.27
 262,000.00
    ALEXANDRIA       VA   22301          1            12/20/95
    00
    0380313008                           05           02/01/96
     0
    2266135                              O            01/01/26
    0


    1466374          450/728             F          224,000.00
    ZZ
    DEMME               THOMAS   S       360        223,853.48
     1
    1901 WOODLAND                      8.125          1,663.19
    78
                                       7.875          1,663.19
 288,500.00
    PARK RIDGE       IL   60068          1            12/01/95
    00
    0380303629                           05           01/01/96
     0
    3989266                              O            12/01/25
    0


    1466375          450/728             F          250,000.00
    ZZ
    JUNGLAS             JOHN     A       360        250,000.00
     1
    602 HARBOR COLONY COURT            8.000          1,834.41
    48
                                       7.750          1,834.41
 530,000.00
    REDWOOD CITY     CA   94065          1            12/06/95
    00
    0380303728                           05           02/01/96
     0
    4152526                              O            01/01/26
    0


    1466376          450/728             F          260,000.00
    ZZ
    ZOUZOUNIS           DENNIS   J       360        260,000.00
     1
    17 VICTORIA ROAD                   7.750          1,862.67
    57
                                       7.500          1,862.67
 460,000.00
    BURLINGTON       CA   94010          5            11/30/95
    00
    0380303603                           05           02/01/96
     0
    3961828                              O            01/01/26
    0
1




    1466378          450/728             F          318,700.00
    ZZ
    COSENS              MICHAEL  J       360        318,700.00
     1
    37790 LAKEVILLE                    7.750          2,283.21
    73
                                       7.500          2,283.21
 440,000.00
    HARRISON TOWNSH  MI   48045          5            12/14/95
    00
    0380310673                           05           02/01/96
     0
    3800893                              O            01/01/26
    0


    1466387          638/728             F          300,000.00
    ZZ
    BONOLDI             ALFRED   J       360        300,000.00
     1
    60 FARM ROAD                       8.250          2,253.80
    70
                                       8.000          2,253.80
 430,000.00
    SHERBORN         MA   01770          1            12/19/95
    00
    0380305582                           05           02/01/96
     0
    8522549                              O            01/01/26
    0


    1466401          926/728             F          850,000.00
    ZZ
    KOLB                ROBERT   T       360        850,000.00
     1
    740 SPANISH WELLS ROAD             8.250          6,385.77
    61
                                       8.000          6,385.77
1,400,000.00
    HILTON HEAD ISL  SC   29926          2            12/11/95
    00
    0380316431                           05           02/01/96
     0
    5070577838                           O            01/01/26
    0


    1466402          450/728             F          247,000.00
    ZZ
    DUFFY               STEVEN   J       360        247,000.00
     1
    729 SADDLE RIDGE                   8.000          1,812.40
    80
                                       7.750          1,812.40
 310,000.00
    CRYSTAL LAKE     IL   60012          2            12/11/95
    00
    0380314576                           03           02/01/96
     0
    4158085                              O            01/01/26
    0


    1466408          076/076             F          263,500.00
    ZZ
    DAVIES              FRED     J       360        263,323.20
     1
    3100 TIMBERLAKE POINT              8.000          1,933.47
    48
                                       7.750          1,933.47
 550,000.00
    PONTE VEDRA BEA  FL   32082          2            11/13/95
    00
    4992452                              03           01/01/96
     0
    4992452                              O            12/01/25
    0


    1466411          025/025             F          222,900.00
    BB
    FIERRO              MELITON          360        222,746.60
     1
1


    2515 LYNSHIRE LANE                 7.875          1,616.18
    90
                                       7.625          1,616.18
 247,720.00
    SNELLVILLE       GA   30278          1            11/22/95
    14
    415888                               03           01/01/96
    25
    415888                               O            12/01/25
    0


    1466412          076/076             F          240,000.00
    ZZ
    WITTMAN             DONALD   J       360        240,000.00
     1
    60 KEELER DRIVE                    7.625          1,698.71
    58
                                       7.375          1,698.71
 415,000.00
    RIDGEFIELD       CT   06877          1            12/01/95
    00
    4988452                              05           02/01/96
     0
    4988452                              O            01/01/26
    0


    1466413          076/076             F          222,700.00
    ZZ
    MARTIN              LEO      E       360        222,542.82
     1
    1899 MCCLOSKEY ROAD                7.750          1,595.45
    80
                                       7.500          1,595.45
 280,000.00
    HOLLISTER        CA   95023          2            10/25/95
    00
    4999972                              05           01/01/96
     0
    4999972                              O            12/01/25
    0


    1466414          A06/728             F          303,200.00
    ZZ
    WATSON              CRAIG    E       360        303,200.00
     1
    463 HENLEY DR.                     8.000          2,224.78
    80
                                       7.750          2,224.78
 379,000.00
    BIRMINGHAM       MI   48009          2            12/15/95
    00
    0380312810                           05           02/01/96
     0
    CR00955698                           O            01/01/26
    0


    1466415          369/728             F          279,200.00
    ZZ
    ADKINS              CHARLES  D       360        279,200.00
     1
    14350 QUAIL POINTE DRIVE           8.000          2,048.68
    80
                                       7.750          2,048.68
 349,000.00
    CARMEL           IN   46032          1            12/15/95
    00
    0380311663                           03           02/01/96
     0
    49382583                             O            01/01/26
    0


    1466421          731/728             F          257,200.00
    ZZ
    LINDAHL             DAVID    G       360        257,200.00
     1
    2327 VIA ZAFIRO                    8.000          1,887.24
    80
                                       7.750          1,887.24
 321,501.00
    SAN CLEMENTE     CA   92673          1            12/08/95
    00
    0380308263                           05           02/01/96
     0
1


    411510339                            O            01/01/26
    0


    1466422          559/728             F          292,000.00
    ZZ
    SEGALAS             DANIEL   C       360        292,000.00
     1
    2021 VISTA MAR DRIVE               8.375          2,219.41
    76
                                       8.125          2,219.41
 385,000.00
    EL DORADO HILLS  CA   95762          2            12/11/95
    00
    0380305053                           05           02/01/96
     0
    0427666                              O            01/01/26
    0


    1466423          559/728             F          118,000.00
    ZZ
    SKELTON             BRENT    K       360        118,000.00
     1
    1706 MEADOW AVENUE                 7.875            855.59
    74
                                       7.625            855.59
 160,000.00
    STOCKTON         CA   95207          2            12/04/95
    00
    0380302639                           05           02/01/96
     0
    0413393                              O            01/01/26
    0


    1466425          559/728             F          222,000.00
    ZZ
    WACKMAN             MICHAEL          360        222,000.00
     1
    8753 ESCHINGER ROAD                8.375          1,687.36
    69
                                       8.125          1,687.36
 324,677.00
    ELK GROVE        CA   95758          4            12/13/95
    00
    0380305145                           05           02/01/96
     0
    0429019                              O            01/01/26
    0


    1466433          608/728             F          336,000.00
    ZZ
    RUTTY               JOHN     L       360        336,000.00
     1
    509 NORTH WAYNE AVENUE             7.625          2,378.19
    80
                                       7.375          2,378.19
 420,000.00
    WAYNE            PA   19087          1            12/05/95
    00
    0380307844                           05           02/01/96
     0
    50011929                             O            01/01/26
    0


    1466434          776/728             F          433,600.00
    ZZ
    HAUN                CARY     J       360        433,600.00
     1
    846 LAS CASAS AVENUE               8.375          3,295.67
    80
    PACIFIC PALISADES AREA             8.125          3,295.67
 542,000.00
    LOS ANGELES      CA   90272          1            12/12/95
    00
    0380305020                           05           02/01/96
     0
    2126265                              O            01/01/26
    0


1


    1466441          056/728             F          261,000.00
    ZZ
    CLIFFORD            JEFFREY  A       360        261,000.00
     1
    2406 GREENWICH COURT               8.000          1,915.13
    90
                                       7.750          1,915.13
 290,000.00
    ROCKLIN          CA   95765          2            12/13/95
    10
    0380308115                           05           02/01/96
    25
    7800680                              O            01/01/26
    0


    1466444          076/076             F          224,800.00
    ZZ
    MANGANO             LOUIS    P       360        224,641.34
     1
    4013 CLARK PARKWAY                 7.750          1,610.49
    80
                                       7.500          1,610.49
 281,041.00
    PLANO            TX   75093          1            11/10/95
    00
    4996602                              05           01/01/96
     0
    4996602                              O            12/01/25
    0


    1466447          076/076             F          470,000.00
    ZZ
    ALBANESE            ROBERT   J       360        469,676.55
     1
    54 PHILLIPS ROAD                   7.875          3,407.83
    71
                                       7.625          3,407.83
 670,000.00
    SUDBURY          MA   01776          1            11/15/95
    00
    5006242                              05           01/01/96
     0
    5006242                              O            12/01/25
    0


    1466452          076/076             F          250,000.00
    ZZ
    CHRISTENSEN         GARY     S       360        249,832.25
     1
    36820 SNICKERSVILLE TURNPIKE       8.000          1,834.42
    75
                                       7.750          1,834.42
 335,000.00
    PURCELLVILLE     VA   22132          5            11/22/95
    00
    5004082                              05           01/01/96
     0
    5004082                              O            12/01/25
    0


    1466454          664/728             F          225,000.00
    ZZ
    HADDY               JUDITH   S       360        225,000.00
     1
    3041 SILVER LEA TERRACE            7.875          1,631.41
    62
                                       7.625          1,631.41
 365,000.00
    LOS ANGELES      CA   90039          2            12/01/95
    00
    0380305095                           05           02/01/96
     0
    2062685                              O            01/01/26
    0


    1466456          076/076             F          380,000.00
    ZZ
    MEINDORFER          MICHAEL          360        379,738.49
     1
    23697 HIGHWAY 9                    7.875          2,755.26
    68
                                       7.625          2,755.26
 560,000.00
1


    LOS GATOS        CA   95030          1            11/13/95
    00
    5018792                              05           01/01/96
     0
    5018792                              O            12/01/25
    0


    1466463          076/076             F          287,000.00
    ZZ
    WEGGENMAN           DANIEL           360        286,807.43
     1
    3170 LA MESA DRIVE                 8.000          2,105.90
    71
                                       7.750          2,105.90
 407,000.00
    SAN CARLOS       CA   94070          1            11/15/95
    00
    5016642                              05           01/01/96
     0
    5016642                              O            12/01/25
    0


    1466464          721/728             F          214,900.00
    ZZ
    BLANCHFLOWER        MARK     A       360        214,900.00
     1
    452 BOND ROAD                      8.125          1,595.63
    80
                                       7.875          1,595.63
 268,643.00
    BATAVIA          IL   60510          1            12/15/95
    00
    0380314600                           05           02/01/96
     0
    9915035                              O            01/01/26
    0


    1466468          076/076             F          300,000.00
    ZZ
    DILLON II           JOHN     A       360        299,788.26
     1
    3601 SNIDOW DRIVE                  7.750          2,149.24
    71
                                       7.500          2,149.24
 425,000.00
    PLANO            TX   75025          1            11/13/95
    00
    5028542                              05           01/01/96
     0
    5028542                              O            12/01/25
    0


    1466474          076/076             F          303,200.00
    ZZ
    FRANKEN             ROBERT   E       360        303,001.66
     1
    4313 WESTOVER PLACE NW             8.125          2,251.26
    80
                                       7.875          2,251.26
 379,000.00
    WASHINGTON       DC   20016          1            11/28/95
    00
    5021762                              09           01/01/96
     0
    5021762                              O            12/01/25
    0


    1466479          076/076             F          406,500.00
    ZZ
    NEYLAN              WAYNE            360        406,234.09
     1
    520 W PORTOLA AVENUE               8.125          3,018.25
    68
                                       7.875          3,018.25
 605,000.00
    LOS ALTOS        CA   94022          2            11/28/95
    00
    5028712                              05           01/01/96
     0
    5028712                              O            12/01/25
    0
1




    1466480          936/728             F          412,000.00
    ZZ
    THOMPSON            DENNIS   A       360        412,000.00
     1
    37231 NORTH HOLIDAY LANE           8.500          3,167.93
    80
                                       8.250          3,167.93
 515,000.00
    CAREFREE         AZ   85377          2            12/01/95
    00
    0380305319                           05           02/01/96
     0
    19686765426                          O            01/01/26
    0


    1466482          076/076             F          336,000.00
    ZZ
    MCABEE              MICHAEL  E       360        335,785.74
     1
    350 EUNICE AVENUE                  8.250          2,524.26
    80
                                       8.000          2,524.26
 425,000.00
    MOUNTAIN VIEW    CA   94040          2            11/28/95
    00
    5036352                              05           01/01/96
     0
    5036352                              O            12/01/25
    0


    1466484          936/728             F          109,000.00
    ZZ
    LEE                 VIVIAN   Y       360        108,935.64
     1
    57 SOUTH CAMINO ARROYO             8.625            847.80
    67
                                       8.375            847.80
 165,000.00
    PALM DESERT      CA   92260          2            11/22/95
    00
    0380303520                           01           01/01/96
     0
    1916915                              O            12/01/25
    0


    1466487          936/728             F          430,000.00
    ZZ
    FREY                WILLIAM  B       360        430,000.00
     1
    4500 DULCINEA COURT                8.500          3,306.33
    71
                                       8.250          3,306.33
 610,000.00
    WOODLAND HILLS   CA   91364          2            12/01/95
    00
    0380305244                           05           02/01/96
     0
    20058745410                          O            01/01/26
    0


    1466490          936/728             F          302,300.00
    ZZ
    VO                  TIMOTHY          360        302,116.87
     1
    4722 SANTORINI DRIVE               8.500          2,324.43
    80
                                       8.250          2,324.43
 377,990.00
    CYPRESS          CA   90630          1            11/29/95
    00
    0380308040                           03           01/01/96
     0
    1958107                              O            12/01/25
    0


    1466492          076/076             F          270,750.00
    ZZ
    FAERBER             MICHAEL  A       360        270,568.33
     1
1


    14912 WESTBURY ROAD                8.000          1,986.67
    95
                                       7.750          1,986.67
 285,000.00
    ROCKVILLE        MD   20853          1            11/21/95
    04
    5045952                              05           01/01/96
    30
    5045952                              O            12/01/25
    0


    1466497          076/076             F          290,000.00
    ZZ
    HODGE               G        M       360        289,800.43
     1
    1051 WILD AZALEA COURT             7.875          2,102.70
    66
                                       7.625          2,102.70
 440,000.00
    ATHENS           GA   30606          2            11/21/95
    00
    5051512                              05           01/01/96
     0
    5051512                              O            12/01/25
    0


    1466502          637/728             F          232,000.00
    ZZ
    HALLIDAY            RICHARD  L       360        232,000.00
     1
    11512 LEXINGTON HILLS CIRCLE       7.875          1,682.17
    80
                                       7.625          1,682.17
 290,000.00
    SANDY            UT   84092          2            12/07/95
    00
    0380305301                           05           02/01/96
     0
    4617403                              O            01/01/26
    0


    1466506          637/728             F          213,300.00
    ZZ
    DOWNES              PATRICK  J       360        213,170.77
     1
    16 MADISON DRIVE                   8.500          1,640.10
    90
                                       8.250          1,640.10
 237,000.00
    SANDWICH         MA   02563          1            12/01/95
    14
    0380305285                           05           01/01/96
    25
    4680229                              O            12/01/25
    0


    1466508          637/728             F           85,000.00
    ZZ
    TRAPANESE           MARY     C       360         85,000.00
     1
    15 MICHIGAN AVE                    8.000            623.70
    62
                                       7.750            623.70
 138,000.00
    MASSAPEQUA       NY   11758          1            12/12/95
    00
    0380303488                           05           02/01/96
     0
    4733762                              O            01/01/26
    0


    1466512          076/076             F          300,000.00
    ZZ
    EVART               THOMAS   G       360        300,000.00
     1
    1011 HAVRE COURT                   8.000          2,201.29
    74
                                       7.750          2,201.29
 410,000.00
    SUNNYVALE        CA   94087          1            12/04/95
    00
    5052432                              05           02/01/96
     0
1


    5052432                              O            01/01/26
    0


    1466513          637/728             F          286,000.00
    ZZ
    HAN                 REUY-HWA         360        286,000.00
     1
    325 JACARANDA DRIVE                8.250          2,148.63
    75
                                       8.000          2,148.63
 384,000.00
    DANVILLE         CA   94506          2            12/04/95
    00
    0380303504                           03           02/01/96
     0
    3511763                              O            01/01/26
    0


    1466525          076/076             F          216,400.00
    ZZ
    STALL               WILLIAM  R       360        216,254.80
     1
    2241 ROCKWOOD DRIVE                8.000          1,587.87
    80
                                       7.750          1,587.87
 270,500.00
    SACRAMENTO       CA   95864          1            11/20/95
    00
    5059572                              05           01/01/96
     0
    5059572                              O            12/01/25
    0


    1466527          076/076             F          294,400.00
    ZZ
    BEHAR               SAMUEL   M       360        294,192.21
     1
    136 LINDBERGH AVENUE               7.750          2,109.12
    80
                                       7.500          2,109.12
 368,000.00
    NEEDHAM          MA   02192          1            12/01/95
    00
    5121072                              05           01/01/96
     0
    5121072                              O            12/01/25
    0


    1466537          076/076             F          211,800.00
    ZZ
    HENDERSON           MICHAEL  V       360        211,442.80
     1
    3560 OCEAN VIEW AVENUE             7.875          1,535.70
    80
                                       7.625          1,535.70
 264,800.00
    LOS ANGELES      CA   90066          1            10/12/95
    00
    5135452                              05           12/01/95
     0
    5135452                              O            11/01/25
    0


    1466540          076/076             F          448,700.00
    ZZ
    JONES               KENDALL  M       360        448,398.93
     1
    18703 MAPLETREE LANE               8.000          3,292.40
    80
                                       7.750          3,292.40
 565,000.00
    DALLAS           TX   75252          2            11/22/95
    00
    5135892                              03           01/01/96
     0
    5135892                              O            12/01/25
    0


1


    1466548          076/076             F          337,094.00
    ZZ
    ROUNDS              JOHN     C       360        336,856.09
     1
    412 MUMM LANE                      7.750          2,414.98
    90
                                       7.500          2,414.98
 374,549.00
    RALEIGH          NC   27615          1            11/21/95
    12
    5165542                              05           01/01/96
    25
    5165542                              O            12/01/25
    0


    1466553          076/076             F          240,000.00
    ZZ
    MEYERS              PAUL     S       360        239,843.00
     1
    33 SCHEFFELIN AVENUE               8.125          1,782.00
    80
                                       7.875          1,782.00
 300,000.00
    STATEN ISLAND    NY   10306          1            11/15/95
    00
    5198832                              05           01/01/96
     0
    5198832                              O            12/01/25
    0


    1466563          076/076             F          231,750.00
    ZZ
    AVRAM               IOAN     M       360        231,750.00
     1
    3127 SOMBRERO CIRCLE               7.875          1,680.35
    90
                                       7.625          1,680.35
 257,500.00
    SAN RAMON        CA   94583          1            12/04/95
    14
    5221962                              03           02/01/96
    25
    5221962                              O            01/01/26
    0


    1466567          076/076             F          311,600.00
    ZZ
    JOHNSON             ALLAN    L       360        311,396.17
     1
    7017 HALSTEAD DRIVE                8.125          2,313.62
    80
                                       7.875          2,313.62
 389,500.00
    MINNETRISTA      MN   55364          2            11/21/95
    00
    5391202                              05           01/01/96
     0
    5391202                              O            12/01/25
    0


    1466570          076/076             F          308,650.00
    ZZ
    OWEN                DAVID    P       360        308,437.59
     1
    264 STOW ROAD                      7.875          2,237.93
    90
                                       7.625          2,237.93
 342,968.00
    MARLBOROUGH      MA   01752          1            11/03/95
    10
    6631261                              05           01/01/96
    25
    6631261                              O            12/01/25
    0


    1466577          E19/728             F          236,500.00
    ZZ
    DOMEREGO            JEAN     L       360        236,500.00
     1
    4051 SALACIA DRIVE                 8.250          1,776.75
    75
                                       8.000          1,776.75
 319,000.00
1


    IRVINE           CA   92720          2            12/15/95
    00
    0380305327                           05           02/01/96
     0
    3127                                 O            01/01/26
    0


    1466578          E19/728             F          270,000.00
    ZZ
    WALTHER             JAMES    L       360        270,000.00
     1
    1019 FELLOWS DRIVE                 8.000          1,981.17
    53
                                       7.750          1,981.17
 510,000.00
    YAKIMA           WA   98908          5            12/19/95
    00
    0380304312                           05           02/01/96
     0
    2812                                 O            01/01/26
    0


    1466589          765/728             F          202,700.00
    ZZ
    FARIDPAK            HASSAN           360        202,700.00
     1
    4562 KATHY DRIVE                   8.125          1,505.05
    74
                                       7.875          1,505.05
 276,999.00
    LA PALMA         CA   90623          1            12/12/95
    00
    0380303165                           05           02/01/96
     0
    311547                               O            01/01/26
    0


    1466590          E19/728             F          245,000.00
    ZZ
    BOLTON              GREGG    L       360        245,000.00
     1
    11822 SOUTHWICK COURT              8.250          1,840.60
    79
                                       8.000          1,840.60
 311,000.00
    DUBLIN           CA   94568          2            12/27/95
    00
    0380307810                           05           02/01/96
     0
    3500                                 O            01/01/26
    0


    1466591          685/728             F          275,750.00
    ZZ
    BIDDLE              JEFF             360        275,750.00
     1
    25 PROMONTORY                      7.875          1,999.38
    80
                                       7.625          1,999.38
 344,701.00
    DOVE CANYON      CA   92679          1            12/21/95
    00
    0380298902                           05           02/01/96
     0
    102337                               O            01/01/26
    0


    1466600          399/399             F          275,000.00
    ZZ
    FEIN                SAMUEL   M       360        275,000.00
     1
    3321 BONNIE HILL DRIVE             8.450          2,104.78
    74
                                       8.200          2,104.78
 375,000.00
    LOS ANGELES      CA   90068          2            12/08/95
    00
    6505259                              05           02/01/96
     0
    6505259                              O            01/01/26
    0
1




    1466601          685/728             F          214,900.00
    ZZ
    GUIDRY              ROBERT   A       360        214,900.00
     1
    1390 HEATHERIDGE LANE              8.000          1,576.86
    80
                                       7.750          1,576.86
 268,670.00
    CHINO HILLS      CA   91709          1            12/21/95
    00
    0380303207                           05           02/01/96
     0
    103067                               O            01/01/26
    0


    1466602          731/728             F          350,000.00
    ZZ
    AGAKI               AMIR             360        350,000.00
     1
    1532 GLENDON AVENUE                8.000          2,568.18
    79
                                       7.750          2,568.18
 443,000.00
    LOS ANGELES      CA   90024          1            12/06/95
    00
    0380303132                           05           02/01/96
     0
    411910908                            O            01/01/26
    0


    1466603          731/728             F          188,000.00
    ZZ
    SCHUPPERT           EDWARD   A       360        188,000.00
     1
    6096 DAWN COURT                    8.375          1,428.94
    80
                                       8.125          1,428.94
 235,000.00
    ROHNERT PARK     CA   94928          2            12/01/95
    00
    0380303140                           05           02/01/96
     0
    110540407                            O            01/01/26
    0


    1466607          E19/728             F          255,000.00
    ZZ
    SECKAR              STEPHEN  C       360        255,000.00
     1
    730 TRAILROCK COURT                8.375          1,938.19
    80
                                       8.125          1,938.19
 320,000.00
    SIMI VALLEY      CA   93065          2            12/19/95
    00
    0380298779                           05           02/01/96
     0
    3801                                 O            01/01/26
    0


    1466609          964/728             F          204,400.00
    ZZ
    WUNSCH              DENNIS   E       360        204,400.00
     1
    22152 WINDWARD WAY                 8.000          1,499.82
    80
                                       7.750          1,499.82
 255,500.00
    LAKE FOREST      CA   92630          1            12/15/95
    00
    0380298712                           03           02/01/96
     0
    16507                                O            01/01/26
    0


    1466610          964/728             F          301,000.00
    ZZ
    MORROW              LINDA            360        301,000.00
     2
1


    267 TERMINO AVENUE                 8.125          2,234.92
    80
                                       7.875          2,234.92
 380,000.00
    LONG BEACH       CA   90803          2            12/07/95
    00
    0380298829                           05           02/01/96
     0
    16396                                O            01/01/26
    0


    1466632          A53/728             F          350,000.00
    ZZ
    HOOVER              MARK     F       360        350,000.00
     1
    2112 JORDAN TERRACE                8.125          2,598.74
    69
                                       7.875          2,598.74
 514,155.00
    BUFFALO GROVE    IL   60089          1            12/08/95
    00
    0380313537                           05           02/01/96
     0
    0290016204                           O            01/01/26
    0


    1466634          E48/728             F          257,000.00
    ZZ
    BENSON              MARK     J       360        257,000.00
     1
    2497 GOOSE CREEK BY-PASS           8.125          1,908.22
    70
                                       7.875          1,908.22
 370,000.00
    FRANKLIN         TN   37064          2            12/21/95
    00
    0380316761                           05           02/01/96
     0
    5776                                 O            01/01/26
    0


    1466636          076/076             F          226,000.00
    ZZ
    CULPEPPER           R        A       360        225,695.70
     1
    1871 CHEDWORTH COURT               8.000          1,658.31
    71
                                       7.750          1,658.31
 320,000.00
    STONE MOUNTAIN   GA   30087          1            10/25/95
    00
    4977622                              05           12/01/95
     0
    4977622                              O            11/01/25
    0


    1466644          076/076             F          400,000.00
    ZZ
    MCMEEL              J        W       360        399,724.72
     1
    22 WEST CEDAR STREET               7.875          2,900.28
    28
                                       7.625          2,900.28
1,450,000.00
    BOSTON           MA   02108          5            11/21/95
    00
    3883912                              07           01/01/96
     0
    3883912                              O            12/01/25
    0


    1466652          375/728             F          375,000.00
    ZZ
    LAM                 YICK     L       360        374,741.93
     1
    1045 BELSER STREET                 7.875          2,719.01
    63
                                       7.625          2,719.01
 604,000.00
    HONOLULU         HI   96816          2            11/22/95
    00
    0380313255                           05           01/01/96
     0
1


    606265                               O            12/01/25
    0


    1466654          076/076             F          395,000.00
    ZZ
    TRENARY             JAMES    W       360        394,741.61
     1
    14265 MANDERLEIGH WOODS DR         8.125          2,932.87
    58
                                       7.875          2,932.87
 685,000.00
    TOWN & COUNTRY   MO   63017          2            11/13/95
    00
    4974232                              05           01/01/96
     0
    4974232                              O            12/01/25
    0


    1466657          076/076             F          264,500.00
    ZZ
    FLECKNER JR         WILLIAM  R       360        264,326.98
     1
    6 BOULDER ROAD                     8.125          1,963.91
    48
                                       7.875          1,963.91
 558,000.00
    WELLESLEY        MA   02181          2            11/13/95
    00
    4973382                              05           01/01/96
     0
    4973382                              O            12/01/25
    0


    1466658          076/076             F          228,000.00
    ZZ
    BEDELL              BRAD             360        227,685.15
     1
    123 GREENBRIER DR                  7.875          1,653.16
    80
                                       7.625          1,653.16
 285,000.00
    SIKESTON         MO   63801          1            10/23/95
    00
    4983172                              05           12/01/95
     0
    4983172                              O            11/01/25
    0


    1466659          076/076             F          295,000.00
    ZZ
    READ                D        S       360        294,807.03
     1
    4857 EAST COUNTY ROAD 14           8.125          2,190.37
    75
                                       7.875          2,190.37
 398,000.00
    LOVELAND         CO   80537          2            11/30/95
    00
    4980572                              05           01/01/96
     0
    4980572                              O            12/01/25
    0


    1466661          A39/728             F          650,000.00
    ZZ
    MARTIN              DAVID            360        650,000.00
     1
    9653 WENDOVER DRIVE                8.250          4,883.23
    80
                                       8.000          4,883.23
 812,500.00
    BEVERLY HILLS A  CA   90210          1            12/11/95
    00
    0380298639                           05           02/01/96
     0
    9500882                              O            01/01/26
    0


1


    1466662          076/076             F          246,000.00
    ZZ
    REGELE              MICHAEL  B       360        245,668.78
     1
    10 BLUE RIDGE                      8.000          1,805.06
    75
                                       7.750          1,805.06
 331,000.00
    IRVINE           CA   92720          2            10/18/95
    00
    4978042                              05           12/01/95
     0
    4978042                              O            11/01/25
    0


    1466664          076/076             F          304,000.00
    ZZ
    BEN                 JEFFREY  P       360        304,000.00
     1
    263 REDWOOD AVENUE                 8.000          2,230.64
    79
                                       7.750          2,230.64
 385,000.00
    SANTA CLARA      CA   95051          1            12/01/95
    00
    4976962                              05           02/01/96
     0
    4976962                              O            01/01/26
    0


    1466668          076/076             F          219,150.00
    ZZ
    ROSS                TODD             360        218,854.92
     1
    525 WINDMILL CIRCLE                8.000          1,608.05
    90
                                       7.750          1,608.05
 243,500.00
    CONWAY           AR   72032          2            10/06/95
    12
    4938852                              05           12/01/95
    25
    4938852                              O            11/01/25
    0


    1466669          076/076             F          245,600.00
    ZZ
    MARCHANT            LOWELL   B       360        245,237.33
     1
    5024 CRESTWOOD DRIVE               8.000          1,802.13
    80
                                       7.750          1,802.13
 307,000.00
    LITTLE ROCK      AR   72207          1            10/27/95
    00
    4938212                              05           12/01/95
     0
    4938212                              O            11/01/25
    0


    1466715          637/728             F           72,100.00
    ZZ
    HOLMES              STEVEN   H       360         72,100.00
     1
    3448 STATE HWY 508                 7.875            522.78
    43
                                       7.625            522.78
 168,000.00
    ONALASKA         WA   98570          1            12/15/95
    00
    0380305277                           05           02/01/96
     0
    3594991                              O            01/01/26
    0


    1466716          637/728             F          280,500.00
    ZZ
    CHRISTIANSON        SCOTT    W       360        280,500.00
     1
    2347 SADDLEBACK VIEW CR            8.000          2,058.21
    87
                                       7.750          2,058.21
 325,000.00
1


    RIVERTON         UT   84065          2            12/12/95
    12
    0380305293                           05           02/01/96
    25
    4617676                              O            01/01/26
    0


    1466717          637/728             F          268,800.00
    ZZ
    DUFFIELD            GREG     A       360        268,800.00
     1
    1508 CASTLE WALL STREET            8.000          1,972.36
    80
                                       7.750          1,972.36
 336,690.00
    LAS VEGAS        NV   89117          1            12/18/95
    00
    0380308198                           03           02/01/96
     0
    4536314                              O            01/01/26
    0


    1466719          637/728             F          240,750.00
    ZZ
    LENTINI             ROBERT   M       360        240,750.00
     1
    4674 SADDLE PLACE                  8.000          1,766.54
    90
                                       7.750          1,766.54
 267,500.00
    LAS VEGAS        NV   89119          1            12/20/95
    12
    0380308024                           05           02/01/96
    25
    4782900                              O            01/01/26
    0


    1466722          637/728             F          141,600.00
    ZZ
    RAMIREZ             REBECA           360        141,600.00
     1
    1026 WEST 213TH STREET             8.375          1,076.27
    80
                                       8.125          1,076.27
 177,000.00
    TORRANCE         CA   90502          2            12/11/95
    00
    0380305178                           05           02/01/96
     0
    4139325                              O            01/01/26
    0


    1466727          069/728             F          264,750.00
    ZZ
    MILLER              WILLIAM  P       360        264,750.00
     1
    4670 NORTH TEE PEE LANE            7.875          1,919.63
    75
                                       7.625          1,919.63
 353,000.00
    LAS VEGAS        NV   89129          2            12/14/95
    00
    0380310012                           05           02/01/96
     0
    2352072510                           O            01/01/26
    0


    1466739          731/728             F          300,000.00
    ZZ
    SIM                 DIANE    S       360        300,000.00
     1
    5260 LOS GRANDES WAY               8.250          2,253.80
    58
                                       8.000          2,253.80
 520,000.00
    LOS ANGELES      CA   90027          1            12/15/95
    00
    0380301938                           05           02/01/96
     0
    411210958                            O            01/01/26
    0
1




    1466744          731/728             F          182,400.00
    ZZ
    DICKASON            TAMMRA   A       360        182,400.00
     1
    341 EAST 19TH STREET               8.000          1,338.39
    80
                                       7.750          1,338.39
 228,000.00
    COSTA MESA       CA   92627          1            12/14/95
    00
    0380302027                           05           02/01/96
     0
    411510354                            O            01/01/26
    0


    1466746          171/728             F          306,800.00
    ZZ
    STURNIOLO           CHARLES  A       360        306,588.86
     1
    323 OAK TREE DRIVE                 7.875          2,224.52
    80
                                       7.625          2,224.52
 383,500.00
    GLENDORA         CA   91741          1            11/09/95
    00
    0380305152                           05           01/01/96
     0
    67052044                             O            12/01/25
    0


    1466750          B74/728             F          301,000.00
    ZZ
    COLAVITO            PHILIP           360        301,000.00
     1
    591 NORTH BELARDO ROAD             8.125          2,234.92
    80
                                       7.875          2,234.92
 380,000.00
    PALM SPRINGS     CA   92262          2            12/11/95
    00
    0380303413                           05           02/01/96
     0
    956310                               O            01/01/26
    0


    1466788          685/728             F          228,000.00
    ZZ
    FISHER              RAYMOND  E       360        228,000.00
     1
    1423 POST AVENUE                   8.000          1,672.98
    80
                                       7.750          1,672.98
 285,000.00
    TORRANCE         CA   90501          1            12/22/95
    00
    0380305269                           05           02/01/96
     0
    102973                               O            01/01/26
    0


    1466807          E22/728             F          110,000.00
    ZZ
    DEWOLF              DANNY    G       360        110,000.00
     1
    1458 STONEY CREEK DR               8.625            855.57
    26
                                       8.375            855.57
 430,000.00
    ROCHESTER        MI   48307          5            11/30/95
    00
    0410017339                           05           02/01/96
     0
    0410017339                           O            01/01/26
    0


    1466848          163/728             F          340,200.00
    ZZ
    UNGARO              RUBEN    A       360        340,200.00
     1
1


    6980 NW 66TH STREET                8.375          2,585.77
    90
                                       8.125          2,585.77
 378,000.00
    PARKLAND         FL   33067          1            12/01/95
    14
    0380316126                           03           02/01/96
    25
    214986881                            O            01/01/26
    0


    1466853          163/728             F          423,560.00
    ZZ
    BUFF                RONNIE   L       360        423,289.92
     1
    41720 SUDBURY COURT                8.250          3,182.06
    80
    L                                  8.000          3,182.06
 529,450.00
    NOVI             MI   48375          1            11/29/95
    00
    0380303199                           03           01/01/96
     0
    7827368                              O            12/01/25
    0


    1466865          688/728             F           45,000.00
    ZZ
    CHASE               BETTE    S       360         44,969.03
     1
    11449 NORTH 30TH AVENUE            7.875            326.28
    46
                                       7.625            326.28
  99,000.00
    PHOENIX          AZ   85029          2            11/22/95
    00
    0380308404                           03           01/01/96
     0
    32048                                O            12/01/25
    0


    1466903          A39/728             F          460,000.00
    ZZ
    HESTER              BENNY            360        460,000.00
     1
    3422 GLORIETTA PLACE               8.375          3,496.33
    80
                                       8.125          3,496.33
 575,000.00
    SHERMAN OAKS AR  CA   91423          1            12/21/95
    00
    0380299280                           05           02/01/96
     0
    9500760                              O            01/01/26
    0


    1466913          575/728             F           70,000.00
    ZZ
    PIEHLER             JOSEPH   A       360         70,000.00
     1
    29 WATERFORD WAY                   8.250            525.89
    47
                                       8.000            525.89
 152,000.00
    FAIRPORT         NY   14450          2            12/14/95
    00
    0380301912                           05           02/01/96
     0
    1457944                              O            01/01/26
    0


    1466918          575/728             F           65,000.00
    ZZ
    COOKE               ALTON    L       360         64,907.95
     1
    5229 LOLA CIRCLE                   7.750            465.67
    52
                                       7.500            465.67
 125,000.00
    VIRGINIA BEACH   VA   23464          2            10/25/95
    00
    0380301946                           05           12/01/95
     0
1


    1365402                              O            11/01/25
    0


    1466932          317/728             F          255,000.00
    ZZ
    JONES               JAMES    C       360        255,000.00
     1
    59 SAN RAPHAEL                     8.125          1,893.37
    79
                                       7.875          1,893.37
 325,000.00
    DANA POINT       CA   92629          2            11/29/95
    00
    0380302332                           03           02/01/96
     0
    227162                               O            01/01/26
    0


    1466937          A82/728             F          222,400.00
    ZZ
    DARUWALLA           KHUSHROO M       360        222,400.00
     1
    14431 ARDOCH PLACE                 8.000          1,631.89
    80
                                       7.750          1,631.89
 278,000.00
    MIAMI LAKES      FL   33016          1            12/29/95
    00
    0380302894                           03           02/01/96
     0
    DB50003140                           O            01/01/26
    0


    1466942          253/253             F          293,450.00
    ZZ
    BUSTAMANTE          PABLO    V       360        293,450.00
     1
    105 CAS-HILLS DR                   7.875          2,127.72
    70
                                       7.625          2,127.72
 425,000.00
    CASTLE HILLS     TX   78213          2            12/11/95
    00
    312466                               05           02/01/96
     0
    312466                               O            01/01/26
    0


    1466954          B74/728             F          225,000.00
    ZZ
    MEECHOOVET          NIYOM            360        225,000.00
     1
    3235 EAST CHARLINDA STREET         7.875          1,631.41
    79
                                       7.625          1,631.41
 285,000.00
    WEST COVINA      CA   91791          2            12/15/95
    00
    0380305160                           05           02/01/96
     0
    956181                               O            01/01/26
    0


    1466956          664/728             F          240,000.00
    ZZ
    REYES                GERARDO J       360        240,000.00
     1
    10851 S. HOYNE                     8.375          1,824.17
    80
                                       8.125          1,824.17
 300,000.00
    CHICAGO          IL   60643          1            12/20/95
    00
    0380313354                           05           02/01/96
     0
    2123677                              O            01/01/26
    0


1


    1466957          765/728             F          403,500.00
    ZZ
    TURNER              DONALD   S       360        403,500.00
     1
    30821 STEEPLECHASE DRIVE           7.875          2,925.66
    73
                                       7.625          2,925.66
 560,000.00
    SAN JUAN CAPIST  CA   92675          1            12/26/95
    00
    0380305418                           03           02/01/96
     0
    311700                               O            01/01/26
    0


    1466983          070/728             F          234,000.00
    ZZ
    BASSIN              ADRIANA  I       360        233,011.81
     1
    12303 TIARA STREET                 8.625          1,820.03
    90
                                       8.375          1,820.03
 260,000.00
    NORTH HOLLYWOOD  CA   91607          1            05/03/95
    01
    0380307703                           05           07/01/95
    25
    2717662                              O            06/01/25
    0


    1466984          070/728             F          235,000.00
    ZZ
    BARBARO             GUIDO            360        234,233.94
     1
    236 ANDROVETTE AVENUE              9.875          2,040.62
    89
                                       9.625          2,040.62
 265,000.00
    STATEN ISLAND    NY   10309          1            05/23/95
    11
    0380307711                           05           07/01/95
    17
    4401817                              O            06/01/25
    0


    1466985          070/728             F          244,700.00
    ZZ
    WINTER              MARK             360        243,846.18
     1
    131 EL SERENO DRIVE                9.875          2,124.85
    90
                                       9.625          2,124.85
 272,000.00
    SCOTTS VALLEY    CA   95066          1            08/25/95
    14
    0380307729                           05           10/01/95
    25
    5064451                              O            09/01/25
    0


    1466986          070/728             F          230,850.00
    ZZ
    PRICE               CHRISTOPH        360        230,284.62
     1
    2195 COATHBRIDGE DRIVE             8.500          1,775.04
    95
                                       8.250          1,775.04
 243,000.00
    GERMANTOWN       TN   38139          1            08/30/95
    14
    0380307737                           05           10/01/95
    30
    5687581                              O            09/01/25
    0


    1466987          070/728             F          294,500.00
    ZZ
    DEAN                DAVID    M       360        293,960.98
     1
    7211 FRISCO LANE                   8.500          2,264.45
    95
                                       8.250          2,264.45
 310,000.00
1


    SARASOTA         FL   34241          1            09/20/95
    14
    0380307745                           03           11/01/95
    30
    5748898                              O            10/01/25
    0


    1466988          070/728             F          150,000.00
    ZZ
    WILKINSON           DAVID            360        149,906.77
     1
    1509 EAST SEDONA DRIVE             8.375          1,140.11
    70
                                       8.125          1,140.11
 215,410.00
    DOWNINGTOWN      PA   19335          1            11/17/95
    00
    0380307752                           05           01/01/96
     0
    7109809                              O            12/01/25
    0


    1466989          070/728             F          138,000.00
    ZZ
    HATCH               DAVID    J       360        137,916.40
     1
    24 PLYMOUTH STREET                 8.500          1,061.10
    60
                                       8.250          1,061.10
 230,000.00
    HALIFAX          MA   02338          5            10/31/95
    00
    0380307760                           05           01/01/96
     0
    7212841                              O            12/01/25
    0


    1466990          070/728             F          315,000.00
    ZZ
    GRAESSLE            TERRY            360        315,000.00
     1
    551 KENNESAW                       9.000          2,534.56
    75
                                       8.750          2,534.56
 420,000.00
    BIRMINGAM        MI   48009          5            12/14/95
    00
    0380307778                           05           02/01/96
     0
    7312704                              O            01/01/26
    0


    1466993          208/728             F          272,000.00
    ZZ
    GREENE              GEOFFREY L       360        272,000.00
     1
    192 MAPLE DRIVE                    7.750          1,948.64
    80
                                       7.500          1,948.64
 340,000.00
    LOS ALAMOS       NM   87544          2            12/18/95
    00
    0380308313                           05           02/01/96
     0
    33804                                O            01/01/26
    0


    1467032          696/728             F          247,000.00
    ZZ
    LASTRA              DAVID            360        247,000.00
     1
    11904 RENWOOD LANE                 7.875          1,790.92
    80
                                       7.625          1,790.92
 309,000.00
    ROCKVILLE        MD   20852          1            12/20/95
    00
    0380301961                           05           02/01/96
     0
    3193718                              O            01/01/26
    0
1




    1467041          638/728             F           56,000.00
    T
    SCARRONE            BRUNO    G       360         56,000.00
     1
    1956 LAS PALMAS LANE #133          8.250            420.71
    80
                                       8.000            420.71
  70,000.00
    LAUGHLIN         NV   89029          1            12/15/95
    00
    0380313560                           01           02/01/96
     0
    8520121                              O            01/01/26
    0


    1467054          561/728             F          246,000.00
    ZZ
    LANASA JR           JOSEPH   M       360        246,000.00
     1
    401 DEER HOLLOW DRIVE              7.875          1,783.68
    95
                                       7.625          1,783.68
 258,990.00
    MT AIRY          MD   21771          1            12/15/95
    04
    0380308164                           05           02/01/96
    30
    8667420                              O            01/01/26
    0


    1467074          286/286             F          245,000.00
    ZZ
    HORGER              EDGAR    O       360        245,000.00
     1
    329 W RENOVAH CIRCLE               7.750          1,755.22
    78
                                       7.500          1,755.22
 317,000.00
    WILMINGTON       NC   28403          2            12/07/95
    00
    8276987                              05           02/01/96
     0
    8276987                              O            01/01/26
    0


    1467100          992/728             F          198,750.00
    ZZ
    MENDEZ              JOSE     R       360        198,750.00
     1
    78 01 11TH AVENUE                  8.500          1,528.22
    75
                                       8.250          1,528.22
 265,000.00
    BROOKLYN         NY   11228          1            12/28/95
    00
    0380303769                           05           02/01/96
     0
    324585                               O            01/01/26
    0


    1467124          403/403             F          252,164.45
    ZZ
    NIKOLICH            PETER    E       318        251,946.66
     1
    206 NORTH SALEM ROAD               8.340          1,970.33
    77
                                       8.090          1,970.33
 331,000.00
    RIDGEFIELD       CT   06877          1            10/30/95
    00
    1800184                              05           01/01/96
     0
    1800184                              O            06/01/22
    0


    1467416          670/728             F           85,000.00
    ZZ
    HAND                RONALD   J       360         84,942.97
     1
1


    2005 S NEW HAMPSHIRE               8.000            623.70
    61
                                       7.750            623.70
 140,000.00
    COVINGTON        LA   70433          5            11/15/95
    00
    0380310269                           05           01/01/96
     0
    1329706                              O            12/01/25
    0


    1467417          670/670             F          479,450.00
    ZZ
    JENNINGS            GLENYSE  M       360        477,605.82
     1
    11 DIXON LANE                      8.875          3,814.72
    74
    AKA SCHOOL HOUSE ROAD              8.625          3,814.72
 650,000.00
    TEWKSBURY (LEBA  NJ   08833          5            09/25/95
    00
    1376461                              05           11/01/95
     0
    1376461                              O            10/01/25
    0


    1467418          670/728             F          248,000.00
    ZZ
    BLASCO              JAMES    A       360        247,837.78
     1
    8141 HEATHER BOW                   8.125          1,841.39
    67
                                       7.875          1,841.39
 371,000.00
    JOHNSTON         IA   50131          2            11/28/95
    00
    0380308594                           05           01/01/96
     0
    1479944                              O            12/01/25
    0


    1467419          670/728             F          236,550.00
    ZZ
    CUMMINGS            THOMAS   P       360        236,406.70
     1
    7735 NORTH KANSAS                  8.500          1,818.86
    95
                                       8.250          1,818.86
 249,000.00
    KANSAS CITY      MO   64119          1            11/27/95
    14
    0380308602                           09           01/01/96
    30
    1489073                              O            12/01/25
    0


    1467420          670/728             F           40,000.00
    ZZ
    BROWN               LEONARD  L       360         39,950.10
     1
    613 EDGEWOOD DRIVE                 8.375            304.03
    42
                                       8.125            304.03
  96,000.00
    SLIDELL          LA   70460          5            10/20/95
    00
    0380308628                           05           12/01/95
     0
    1492413                              O            11/01/25
    0


    1467421          670/728             F          570,000.00
    ZZ
    BRIGGS              STEPHEN  A       360        569,192.80
     1
    99 PALO VERDE ROAD                 7.750          4,083.55
    72
                                       7.500          4,083.55
 800,000.00
    CARBONDALE       CO   81623          5            10/20/95
    00
    0380308636                           09           12/01/95
     0
1


    1508886                              O            11/01/25
    0


    1467422          670/728             F          200,000.00
    ZZ
    CLARK               JOHN             360        199,878.84
     1
    108 HORTON ROAD                    8.500          1,537.83
    71
                                       8.250          1,537.83
 285,000.00
    COLD SPRING      NY   10516          1            11/22/95
    00
    0380308834                           05           01/01/96
     0
    1531837                              O            12/01/25
    0


    1467423          670/728             F           65,000.00
    ZZ
    TOMPKINS            SANDRA   L       360         64,956.38
     1
    5 REGENTS GATE                     8.000            476.95
    52
                                       7.750            476.95
 126,500.00
    SANDWICH         MA   02563          2            11/22/95
    00
    0380308883                           05           01/01/96
     0
    1560183                              O            12/01/25
    0


    1467425          670/728             F           96,600.00
    ZZ
    MATERNA             ANTHONY  T       360         96,600.00
     1
    880 WEST 1ST ST #403               7.875            700.42
    70
                                       7.625            700.42
 138,000.00
    LOS ANGELES      CA   90012          1            12/04/95
    00
    0380308982                           01           02/01/96
     0
    1573879                              O            01/01/26
    0


    1467427          670/728             F          230,000.00
    ZZ
    BUTLER              ARTIE            360        230,000.00
     1
    1363 NORTH DOHENY DRIVE            8.000          1,687.66
    31
                                       7.750          1,687.66
 765,000.00
    LOS ANGELES      CA   90069          2            12/11/95
    00
    0380309550                           05           02/01/96
     0
    3923932                              O            01/01/26
    0


    1467428          670/728             F          448,000.00
    ZZ
    GARCIA              RICHARD  L       360        448,000.00
     1
    560 SOUTH ALLEN AVENUE             7.875          3,248.32
    80
                                       7.625          3,248.32
 560,000.00
    SAN MARINO       CA   91108          1            12/11/95
    00
    0380309576                           05           02/01/96
     0
    3924637                              O            01/01/26
    0


1


    1467429          670/728             F          250,000.00
    ZZ
    PUSZKA              GEORGE   M       360        250,000.00
     1
    3190 INDIAN CREEK DRIVE            7.875          1,812.68
    63
                                       7.625          1,812.68
 402,540.00
    BUFFALO GROVE    IL   60089          1            12/15/95
    00
    0380309642                           05           02/01/96
     0
    4098471                              O            01/01/26
    0


    1467430          670/728             F          450,000.00
    T
    TALBOT              ROBERT           360        450,000.00
     1
    1223 OCEAN VIEW BOULEVARD          7.875          3,262.82
    68
                                       7.625          3,262.82
 670,000.00
    PACIFIC GROVE    CA   93950          2            12/08/95
    00
    0380309733                           05           02/01/96
     0
    5292298                              O            01/01/26
    0


    1467431          670/728             F          396,050.00
    ZZ
    SPITZER             BARRY    D       360        396,050.00
     1
    705 MASTERS                        7.875          2,871.64
    89
                                       7.625          2,871.64
 446,737.00
    RIVERWOODS       IL   60015          1            12/14/95
    10
    0380309832                           03           02/01/96
    17
    5901677                              O            01/01/26
    0


    1467434          670/728             F          480,000.00
    ZZ
    BROWN               H        L       360        479,999.99
     1
    3256 MANDEVILLE CANYON ROAD        8.000          3,522.07
    80
                                       7.750          3,522.07
 600,000.00
    LOS ANGELES      CA   90049          1            12/15/95
    00
    0380309881                           05           02/01/96
     0
    8192201                              O            01/01/26
    0


    1467435          670/728             F          370,000.00
    ZZ
    DONALDSON           MELVINE          360        370,000.00
     1
    548 15TH STREET                    8.500          2,844.98
    47
                                       8.250          2,844.98
 790,000.00
    SANTA MONICA     CA   90402          1            12/13/95
    00
    0380309907                           05           02/01/96
     0
    8192774                              O            01/01/26
    0


    1467436          670/728             F          342,000.00
    ZZ
    DEL TORO            JORGE    I       360        342,000.00
     1
    241 LANDINGS BOULEVARD             8.250          2,569.34
    90
                                       8.000          2,569.34
 380,000.00
1


    FORT LAUDERDALE  FL   33327          1            12/21/95
    14
    0380309931                           03           02/01/96
    25
    8193703                              O            01/01/26
    0


    1467437          670/728             F          727,500.00
    ZZ
    REECE               WAYNE    F       360        727,500.00
     1
    681 VIRGINIA DRIVE                 8.625          5,658.43
    75
                                       8.375          5,658.43
 970,000.00
    WINTER PARK      FL   32789          2            12/15/95
    00
    0380309956                           05           02/01/96
     0
    8194319                              O            01/01/26
    0


    1467438          670/670             F          232,754.59
    ZZ
    BLATT               FREDRIC          318        232,031.27
     1
    32 WHYTE DRIVE                     9.000          1,924.47
    67
                                       8.750          1,924.47
 350,000.00
    VOORHEES         NJ   08043          2            09/01/95
    00
    9181521                              05           10/01/95
     0
    9181521                              O            03/01/22
    0


    1467439          670/670             F          800,000.00
    ZZ
    SIMOES              JOAO     M       360        800,000.00
     1
    2 HIGHCROFT LANE                   7.750          5,731.30
    54
                                       7.500          5,731.30
1,507,116.00
    MALVERN          PA   19355          1            12/18/95
    00
    11396733                             05           02/01/96
     0
    11396733                             O            01/01/26
    0


    1467440          670/670             F          320,000.00
    ZZ
    TSOUGARAKIS         GEORGE           360        320,000.00
     1
    287 OAKWOOD ROAD                   7.720          2,285.89
    80
                                       7.470          2,285.89
 400,000.00
    ENGLEWOOD        NJ   07631          1            12/18/95
    00
    11399180                             05           02/01/96
     0
    11399180                             O            01/01/26
    0


    1467441          670/670             F          614,400.00
    ZZ
    YOUNG               MICHAEL  D       360        613,977.17
     1
    1551 VOORHEES AVENUE               7.875          4,454.83
    80
                                       7.625          4,454.83
 768,000.00
    MANHATTAN BEACH  CA   90266          1            11/26/95
    00
    11401940                             05           01/01/96
     0
    11401940                             O            12/01/25
    0
1




    1467443          670/728             F          240,000.00
    ZZ
    BLOOM               ANNETTE  V       360        240,000.00
     1
    20 DEEPDALE DRIVE                  8.000          1,761.04
    48
                                       7.750          1,761.04
 500,000.00
    GREAT NECK       NY   11021          2            12/12/95
    00
    0380308453                           05           02/01/96
     0
    12326488                             O            01/01/26
    0


    1467444          670/670             F          340,000.00
    ZZ
    BUDAI, JR.          KALMAN   J       360        340,000.00
     1
    NOTTING HILL COURT                 8.125          2,524.49
    80
                                       7.875          2,524.49
 425,000.00
    MANALAPAN        NJ   07726          1            12/18/95
    00
    30071518                             05           02/01/96
     0
    30071518                             O            01/01/26
    0


    1467446          670/728             F          214,000.00
    ZZ
    STEIN               JON      H       360        214,000.00
     1
    10341 BABBITT AVENUE               7.875          1,551.65
    78
                                       7.625          1,551.65
 275,000.00
    GRANADA HILLS    CA   91344          2            12/06/95
    00
    0380308479                           05           02/01/96
     0
    30322766                             O            01/01/26
    0


    1467447          670/728             F           86,250.00
    ZZ
    BASS                DWAIN    J       360         86,197.75
     1
    5039 EAST LAUREL LANE              8.500            663.19
    75
                                       8.250            663.19
 115,000.00
    SCOTTSDALE       AZ   85254          1            11/20/95
    00
    0380308750                           05           01/01/96
     0
    30367794                             O            12/01/25
    0


    1467448          670/728             F          378,000.00
    ZZ
    FISCH               RICHARD          360        377,776.83
     1
    10408 INDIAN WELLS DRIVE           8.625          2,940.05
    70
                                       8.375          2,940.05
 540,000.00
    FOUNTAIN HILLS   AZ   85268          2            11/27/95
    00
    0380308891                           05           01/01/96
     0
    30387884                             O            12/01/25
    0


    1467449          670/728             F           95,000.00
    ZZ
    BAEZ                JOSE     M       360         95,000.00
     1
1


    442 VALLEJO STREET                 8.000            697.08
    80
                                       7.750            697.08
 119,000.00
    SALINAS          CA   93906          5            12/07/95
    00
    0380309261                           05           02/01/96
     0
    30412013                             O            01/01/26
    0


    1467450          670/728             F          348,000.00
    ZZ
    MOSS                MAE      T       360        348,000.00
     1
    5203 SAGESQUARE STREET             8.250          2,614.41
    80
                                       8.000          2,614.41
 435,000.00
    HOUSTON          TX   77056          1            12/11/95
    00
    0380309410                           03           02/01/96
     0
    30418356                             O            01/01/26
    0


    1467451          670/728             F          227,500.00
    ZZ
    BIRNBAUM            LINDA    S       360        227,500.00
     1
    20A LAKEVIEW DRIVE                 8.875          1,810.10
    65
                                       8.625          1,810.10
 350,000.00
    LAMBERTVILLE     NJ   08530          5            12/11/95
    00
    0380309485                           05           02/01/96
     0
    30422540                             O            01/01/26
    0


    1467452          670/728             F          630,000.00
    ZZ
    PARKHURST           WILLIAM          360        629,598.27
     1
    14 WESTGATE DRIVE                  8.250          4,732.98
    75
                                       8.000          4,732.98
 845,000.00
    SAN RAFAEL       CA   94903          2            11/28/95
    00
    0380308586                           05           01/01/96
     0
    30436931                             O            12/01/25
    0


    1467453          670/728             F          376,350.00
    ZZ
    GLOVER              JOHN     L       360        375,855.96
     1
    26726 TURKEY RUN DRIVE             8.125          2,794.39
    80
                                       7.875          2,794.39
 472,000.00
    BOERNE           TX   78006          2            10/24/95
    00
    0380308701                           05           12/01/95
     0
    30441196                             O            11/01/25
    0


    1467455          670/728             F          173,200.00
    ZZ
    BREWER              PAUL     C       360        173,200.00
     1
    5674 SOUTH ADALEY AVENUE           8.375          1,316.45
    75
                                       8.125          1,316.45
 231,000.00
    MURRAY           UT   84107          1            12/01/95
    00
    0380308776                           09           02/01/96
     0
1


    30445779                             O            01/01/26
    0


    1467456          670/728             F           66,000.00
    ZZ
    HUGHES              CHERYL           360         65,770.05
     1
    14 PINE AVENUE                     8.625            513.34
    75
                                       8.375            513.34
  88,000.00
    NORTH GREENBUSH  NY   12198          1            11/30/95
    00
    0380308925                           05           01/01/96
     0
    30454174                             O            12/01/25
    0


    1467457          670/728             F          186,100.00
    ZZ
    CARMACK             PERK     R       360        185,981.33
     1
    1595 PEARSON LANE                  8.250          1,398.11
    56
                                       8.000          1,398.11
 336,000.00
    SOUTHLAKE        TX   76262          2            11/21/95
    00
    0380308990                           05           01/01/96
     0
    30454867                             O            12/01/25
    0


    1467458          670/670             F          300,000.00
    ZZ
    MAGLIARO            MARK             360        299,798.70
     1
    93 SHEFFIELD DRIVE                 8.000          2,201.30
    80
                                       7.750          2,201.30
 375,000.00
    FREEHOLD         NJ   07728          2            11/17/95
    00
    30457939                             05           01/01/96
     0
    30457939                             O            12/01/25
    0


    1467459          670/728             F          300,000.00
    ZZ
    SCHUMACHER          DAVID            360        299,803.74
     1
    1755 ASH ROAD                      8.125          2,227.49
    80
                                       7.875          2,227.49
 375,000.00
    WRIGHTWOOD       CA   92397          1            11/22/95
    00
    0380309113                           05           01/01/96
     0
    30458099                             O            12/01/25
    0


    1467460          670/728             F          133,000.00
    ZZ
    ROSENBLATT          JAY              360        133,000.00
     1
    26 CLONAVER ROAD                   7.875            964.35
    67
                                       7.625            964.35
 201,000.00
    WEST ORANGE      NJ   07052          1            12/18/95
    00
    0380309162                           05           02/01/96
     0
    30459826                             O            01/01/26
    0


1


    1467461          670/670             F          500,000.00
    ZZ
    PARDI, JR           JOSEPH   A       360        500,000.00
     1
    20 LINDA LANE                      8.375          3,800.36
    59
                                       8.125          3,800.36
 850,000.00
    SUMMIT           NJ   07901          5            12/13/95
    00
    30468086                             05           02/01/96
     0
    30468086                             O            01/01/26
    0


    1467462          670/728             F           83,000.00
    ZZ
    REYNOLDS            JOHN     F       360         83,000.00
     1
    807 COFFEE TREE COURT              8.500            638.20
    60
                                       8.250            638.20
 140,000.00
    NOBLESVILLE      IN   46060          5            12/12/95
    00
    0380309477                           03           02/01/96
     0
    30472725                             O            01/01/26
    0


    1467463          670/728             F          248,000.00
    ZZ
    LOU                 PIN              360        248,000.00
     1
    20024 WAYNE AVENUE                 8.250          1,863.15
    80
                                       8.000          1,863.15
 310,000.00
    TORRANCE         CA   90503          2            12/06/95
    00
    0380309568                           05           02/01/96
     0
    30475121                             O            01/01/26
    0


    1467464          670/728             F          164,000.00
    ZZ
    GREGOR              FRANK    M       360        164,000.00
     1
    2133 41ST AVE SW                   8.000          1,203.38
    80
                                       7.750          1,203.38
 205,000.00
    SEATTLE          WA   98116          5            12/11/95
    00
    0380309824                           05           02/01/96
     0
    30484642                             O            01/01/26
    0


    1467465          670/728             F          120,000.00
    ZZ
    ADDISON             MICHAEL  A       360        119,895.58
     1
    23420 COUNTYLINE ROAD              8.500            922.70
    75
                                       8.250            922.70
 160,000.00
    KANSASVILLE      WI   53139          1            11/15/95
    00
    0380309840                           05           01/01/96
     0
    30484987                             O            12/01/25
    0


    1467466          670/728             F          220,780.00
    ZZ
    YEE                 DAVID    R       360        220,780.00
     1
    1368 CASTRO COURT                  8.000          1,620.01
    80
                                       7.750          1,620.01
 276,000.00
1


    PACIFICA         CA   94044          1            12/05/95
    00
    0380309915                           05           02/01/96
     0
    30486017                             O            01/01/26
    0


    1467467          670/670             F          238,500.00
    ZZ
    FERDINAND           STANLEY  J       360        238,500.00
     1
    18 NYMPH ROAD                      8.000          1,750.03
    90
                                       7.750          1,750.03
 265,000.00
    WEST ORANGE      NJ   07052          1            12/19/95
    04
    30486149                             05           02/01/96
    25
    30486149                             O            01/01/26
    0


    1467468          670/728             F          131,000.00
    ZZ
    WILLMS              MARK     L       360        131,000.00
     1
    6 UNIVERSITY ROAD                  8.500          1,007.28
    73
                                       8.250          1,007.28
 180,000.00
    ARLINGTON        MA   02174          1            12/21/95
    00
    0380310129                           05           02/01/96
     0
    30488001                             O            01/01/26
    0


    1467469          670/728             F          184,850.00
    ZZ
    BANKS               DALE     R       360        184,732.12
     1
    1450 S BLUE JAY PLACE              8.250          1,388.72
    75
                                       8.000          1,388.72
 246,500.00
    EAGLE            ID   83616          1            11/28/95
    00
    0380310145                           03           01/01/96
     0
    30488826                             O            12/01/25
    0


    1467470          670/728             F          460,000.00
    ZZ
    SOLOMON             STEPHEN  H       360        460,000.00
     1
    9471 HENDERSON WAY                 7.750          3,295.50
    80
                                       7.500          3,295.50
 575,000.00
    VILLA PARK       CA   92667          1            12/05/95
    00
    0380310236                           05           02/01/96
     0
    30490651                             O            01/01/26
    0


    1467471          670/728             F          263,000.00
    ZZ
    BEHAR               STEVEN   E       360        263,000.00
     1
    3939 CARTE CANCION                 8.125          1,952.77
    77
                                       7.875          1,952.77
 345,000.00
    THOUSAND OAKS    CA   91360          5            12/06/95
    00
    0380309949                           03           02/01/96
     0
    30491924                             O            01/01/26
    0
1




    1467472          670/728             F          227,500.00
    ZZ
    GRIFFIN             RONALD   E       360        227,500.00
     1
    7 CARRIAGE HILL ROAD               8.500          1,749.28
    65
                                       8.250          1,749.28
 350,000.00
    TOWN OF LAKE GE  NY   12824          5            12/15/95
    00
    0380310038                           05           02/01/96
     0
    30494842                             O            01/01/26
    0


    1467473          670/728             F           22,000.00
    ZZ
    JOHNSTON            CECILE           360         22,000.00
     1
    75 DOGWOOD LANE RD #3              7.750            157.62
    17
                                       7.500            157.62
 133,500.00
    NEWTOWN          PA   18940          5            12/18/95
    00
    0380310079                           05           02/01/96
     0
    30498872                             O            01/01/26
    0


    1467474          670/728             F          285,000.00
    ZZ
    BECKER              PHILIP   B       360        285,000.00
     1
    8810 WESTMORELAND LANE             8.125          2,116.12
    90
                                       7.875          2,116.12
 320,000.00
    ST LOUIS PARK    MN   55426          2            12/06/95
    04
    0380310111                           05           02/01/96
    25
    34005544                             O            01/01/26
    0


    1467475          670/728             F          310,000.00
    ZZ
    BURTON              BURNEY   L       360        310,000.00
     1
    2444 BLANCHARD ROAD                7.875          2,247.72
    78
                                       7.625          2,247.72
 400,000.00
    CAMARILLO        CA   93012          2            12/13/95
    00
    0380310137                           05           02/01/96
     0
    34005722                             O            01/01/26
    0


    1467477          670/728             F          182,250.00
    ZZ
    CASTILLO            JEFFREY  D       360        182,250.00
     1
    5331 KENTWATER PLACE               8.250          1,369.19
    75
                                       8.000          1,369.19
 243,000.00
    YORBA LINDA      CA   92686          1            12/04/95
    00
    0380310178                           05           02/01/96
     0
    34007806                             O            01/01/26
    0


    1467478          670/728             F          319,450.00
    ZZ
    MCANULTY            TIMOTHY  M       360        319,450.00
     1
1


    2020 CANYON CREST AVENUE           7.875          2,316.24
    90
                                       7.625          2,316.24
 354,950.00
    SAN RAMON        CA   94596          1            12/08/95
    10
    0380310194                           03           02/01/96
    25
    34008624                             O            01/01/26
    0


    1467479          670/728             F          335,000.00
    ZZ
    FULLER              SUSAN    S       360        334,791.77
     1
    162 CHARLESTON PARK                8.375          2,546.25
    66
                                       8.125          2,546.25
 510,000.00
    NASHVILLE        TN   37205          2            11/29/95
    00
    0380310228                           03           01/01/96
     0
    34010823                             O            12/01/25
    0


    1467480          670/728             F          495,000.00
    ZZ
    COOLURIS            ANN      C       360        495,000.00
     1
    6049 BRIDGEVIEW DRIVE              8.375          3,762.36
    77
                                       8.125          3,762.36
 650,000.00
    VENTURA          CA   93003          2            12/06/95
    00
    0380310244                           09           02/01/96
     0
    34011013                             O            01/01/26
    0


    1467481          670/728             F          101,250.00
    ZZ
    CHELSEA                              360        101,250.00
     1
    2791 NE 23 PLACE                   8.250            760.66
    75
                                       8.000            760.66
 135,000.00
    POMPANO BEACH    FL   33062          1            12/15/95
    00
    0380310251                           05           02/01/96
     0
    34011421                             O            01/01/26
    0


    1467482          670/728             F          294,000.00
    ZZ
    MILLETT             STEPHEN  C       360        294,000.00
     1
    478 PARADISE AVENUE                8.750          2,312.90
    70
                                       8.500          2,312.90
 420,000.00
    MIDDLETOWN       RI   02842          1            12/14/95
    00
    0380310285                           05           02/01/96
     0
    34013148                             O            01/01/26
    0


    1467483          670/728             F          260,100.00
    ZZ
    COBERG              LISA             360        260,100.00
     1
    5740 VIA DE MANSION                7.875          1,885.91
    90
                                       7.625          1,885.91
 289,000.00
    LA VERNE         CA   91750          1            12/05/95
    21
    0380310293                           05           02/01/96
    25
1


    34015841                             O            01/01/26
    0


    1467484          670/728             F           80,750.00
    ZZ
    TAYLOR              SHARON   K       360         80,698.51
     1
    3108 CREEKVIEW LANE                8.250            606.65
    70
                                       8.000            606.65
 115,420.00
    HENDERSONVILLE   TN   37075          1            12/04/95
    00
    0380310319                           03           01/01/96
     0
    34023020                             O            12/01/25
    0


    1467485          670/728             F          225,000.00
    ZZ
    GRULLA              EDGARDO  V       360        225,000.00
     1
    5255 ARGUS DRIVE                   8.250          1,690.35
    90
                                       8.000          1,690.35
 250,000.00
    LOS ANGELES      CA   90041          1            12/14/95
    21
    0380310327                           05           02/01/96
    20
    34023119                             O            01/01/26
    0


    1467486          670/728             F          289,300.00
    ZZ
    EDMUNDS             FRANK            360        289,300.00
     1
    48 FESTIVO                         7.875          2,097.63
    80
                                       7.625          2,097.63
 361,701.00
    IRVINE           CA   92714          1            12/06/95
    00
    0380310368                           03           02/01/96
     0
    34028013                             O            01/01/26
    0


    1467487          670/728             F          543,750.00
    ZZ
    SULLIVAN            JOHN     M       360        543,750.00
     1
    204 17TH PL 203 17TH ST            7.750          3,895.49
    75
                                       7.500          3,895.49
 725,000.00
    MANHATTAN BEACH  CA   90266          1            12/12/95
    00
    0380310376                           05           02/01/96
     0
    34028382                             O            01/01/26
    0


    1467488          670/728             F           94,500.00
    ZZ
    KONGER              SCOTT    A       360         94,500.00
     1
    1247 ROYAL OAK DRIVE               8.000            693.41
    72
                                       7.750            693.41
 132,000.00
    DUNEDIN          FL   34698          1            12/20/95
    00
    0380310384                           05           02/01/96
     0
    34029320                             O            01/01/26
    0


1


    1467489          670/728             F          235,250.00
    ZZ
    FILIPOV             ALLAN    J       360        235,250.00
     1
    12502 CHERRY CREEK BEND            7.875          1,705.73
    90
                                       7.625          1,705.73
 261,409.00
    HOUSTON          TX   77084          1            12/15/95
    10
    0380310400                           03           02/01/96
    25
    34030492                             O            01/01/26
    0


    1467490          670/728             F          222,000.00
    ZZ
    LAUB                JEAN     L       360        222,000.00
     1
    12757 CARAVEL STREET               7.750          1,590.44
    69
                                       7.500          1,590.44
 325,000.00
    CERRITOS         CA   90703          2            12/14/95
    00
    0380310418                           05           02/01/96
     0
    34035362                             O            01/01/26
    0


    1467491          670/728             F           87,750.00
    ZZ
    FLOOD III           RICHARD  J       360         87,750.00
     1
    8014 SE CARLTON STREET             8.875            698.18
    75
                                       8.625            698.18
 117,000.00
    HOBE SOUND       FL   33455          1            12/13/95
    00
    0380310426                           05           02/01/96
     0
    34041583                             O            01/01/26
    0


    1467492          670/728             F          240,000.00
    ZZ
    HOINO               LISA     D       360        240,000.00
     1
    4 WHISTLING ISLE                   7.875          1,740.17
    78
                                       7.625          1,740.17
 310,000.00
    IRVINE           CA   92714          1            12/11/95
    00
    0380310434                           03           02/01/96
     0
    34042148                             O            01/01/26
    0


    1467493          670/728             F           99,100.00
    ZZ
    MANSOOR             ARSHAD           360         99,100.00
     1
    161 KEVIN ROAD                     8.625            770.79
    74
                                       8.375            770.79
 134,000.00
    BROCKTON         MA   02402          2            12/15/95
    00
    0380310442                           05           02/01/96
     0
    34043888                             O            01/01/26
    0


    1467494          670/728             F          250,000.00
    ZZ
    SHERLOCK            SHAWN    A       360        250,000.00
     1
    625 DEBORAH DRIVE                  7.875          1,812.68
    80
                                       7.625          1,812.68
 313,750.00
1


    ORONO            MN   55359          1            12/14/95
    00
    0380310459                           05           02/01/96
     0
    34044779                             O            01/01/26
    0


    1467496          670/728             F          241,600.00
    ZZ
    TIDWELL             CHRISTOPHO       360        241,600.00
     1
    1737 BARNESDALE WAY                7.750          1,730.86
    80
                                       7.500          1,730.86
 302,000.00
    ATLANTA          GA   30309          1            12/15/95
    00
    0380309501                           05           02/01/96
     0
    34051406                             O            01/01/26
    0


    1467497          670/728             F          213,000.00
    ZZ
    WINECKI             RICHARD  B       360        213,000.00
     1
    19540 EAST MIRALOMA WAY            8.000          1,562.92
    76
                                       7.750          1,562.92
 281,000.00
    WALNUT           CA   91789          2            12/18/95
    00
    0380309535                           05           02/01/96
     0
    34060880                             O            01/01/26
    0


    1467503          B76/728             F          243,200.00
    ZZ
    DELUCA              DAVID    R       360        243,048.83
     1
    3769 BARRY KNOLL                   8.375          1,848.50
    80
                                       8.125          1,848.50
 304,000.00
    ANN ARBOR        MI   48108          1            11/29/95
    00
    0380316159                           05           01/01/96
     0
    000165062                            O            12/01/25
    0


    1467513          B74/728             F          310,000.00
    T
    MULLENS             GORDON   E       360        310,000.00
     1
    350 TERRACE VIEW DRIVE             8.625          2,411.15
    66
                                       8.375          2,411.15
 470,000.00
    STATELINE        NV   89449          2            12/18/95
    00
    0380304007                           05           02/01/96
     0
    956393                               O            01/01/26
    0


    1467523          025/025             F          344,000.00
    ZZ
    AHO                 WILLIAM  J       360        343,763.26
     1
    8532 SUMMERVILLE PLACE             7.875          2,494.24
    80
                                       7.625          2,494.24
 430,000.00
    ORLANDO          FL   32819          1            11/13/95
    00
    457928                               03           01/01/96
     0
    457928                               O            12/01/25
    0
1




    1467548          461/728             F          420,000.00
    ZZ
    HOFFMAN             WESLEY   O       360        420,000.00
     1
    218 LOMA ALTA AVENUE               7.875          3,045.30
    67
                                       7.625          3,045.30
 630,000.00
    LOS GATOS        CA   95032          1            12/18/95
    00
    0380308347                           05           02/01/96
     0
    20982955                             O            01/01/26
    0


    1467587          637/728             F          280,000.00
    ZZ
    MALLEY              ALEXANDERS       360        280,000.00
     1
    1324 EAST MILLBROOK WAY            8.000          2,054.54
    80
                                       7.750          2,054.54
 351,000.00
    BOUNTIFUL        UT   84010          1            12/18/95
    00
    0380305665                           05           02/01/96
     0
    4617585                              O            01/01/26
    0


    1467597          375/728             F          337,700.00
    ZZ
    CONNELLY            THOMAS   H       360        336,914.28
     1
    2 CHURCHILL RD                     8.750          2,656.69
    33
                                       8.500          2,656.69
1,050,000.00
    ENGLEWOOD        CO   80112          2            08/07/95
    00
    0380315342                           05           10/01/95
     0
    384491                               O            09/01/25
    0


    1467610          904/728             F          289,000.00
    ZZ
    MAYO SR             ALAN     L       252        289,000.00
     1
    710 EAST 100 NORTH                 8.250          2,416.81
    57
                                       8.000          2,416.81
 515,000.00
    LINDON           UT   84042          2            12/14/95
    00
    0380305640                           05           02/01/96
     0
    10951420                             O            01/01/17
    0


    1467647          232/232             F          240,000.00
    ZZ
    BLAKE               NEIL     F       360        240,000.00
     1
    WESTERN AVENUE                     8.375          1,824.18
    72
                                       8.125          1,824.18
 335,000.00
    BOOTHBAY HARBOR  ME   04575          5            12/04/95
    00
    165148                               05           02/01/96
     0
    165148                               O            01/01/26
    0


    1467701          696/728             F          540,000.00
    ZZ
    HERBERT             WILLIAM  F       360        540,000.00
     1
1


    10112 NEDRA DRIVE                  8.250          4,056.84
    80
                                       8.000          4,056.84
 675,000.00
    GREAT FALLS      VA   22066          1            12/28/95
    00
    0380311283                           03           02/01/96
     0
    2146657                              O            01/01/26
    0


    1467733          201/728             F          272,000.00
    ZZ
    KRAMER              DAVID            360        272,000.00
     1
    23 OUTLOOK LANE                    8.125          2,019.60
    80
                                       7.875          2,019.60
 340,645.00
    FREEHOLD         NJ   07728          1            12/11/95
    00
    0380310640                           05           02/01/96
     0
    3800864997                           O            01/01/26
    0


    1467739          201/728             F          235,800.00
    ZZ
    D'AGOSTINO          JOSEPH   V       360        235,800.00
     1
    2 CHRISTINA AVENUE                 8.125          1,750.81
    90
                                       7.875          1,750.81
 264,900.00
    MUNROE           NJ   08831          2            12/22/95
    11
    0380310616                           05           02/01/96
    17
    800864153                            O            01/01/26
    0


    1467747          201/728             F          303,750.00
    ZZ
    GREENBERG           LESTER   H       360        303,750.00
     1
    1 MIDHURST ROAD                    8.250          2,281.98
    90
                                       8.000          2,281.98
 337,500.00
    MILLBURN         NJ   07078          1            12/15/95
    04
    0380307463                           05           02/01/96
    25
    1500866635                           O            01/01/26
    0


    1467782          195/728             F          787,500.00
    ZZ
    MYERS               STUART   I       360        787,500.00
     1
    85 FAIRVIEW ROAD                   8.000          5,778.40
    75
                                       7.750          5,778.40
1,050,000.00
    LOWER MERION TW  PA   19072          1            12/28/95
    00
    0380305368                           05           02/01/96
     0
    47434                                O            01/01/26
    0


    1467799          299/299             F          297,500.00
    T
    HORSLEY             A        A       360        297,138.27
     1
    3250 CANON BAY DRIVE               8.500          2,287.52
    80
                                       8.250          2,287.52
 375,000.00
    CUMMING          GA   30131          2            11/03/95
    00
    630779                               05           12/01/95
     0
1


    630779                               O            11/01/25
    0


    1467802          971/728             F          259,500.00
    ZZ
    GLICK               THOMAS           360        259,500.00
     1
    10040 E BROADVIEW DRIVE            8.500          1,995.33
    77
                                       8.250          1,995.33
 340,000.00
    BAY HARBOR ISLA  FL   33154          2            12/22/95
    00
    0380316142                           05           02/01/96
     0
    9500881                              O            01/01/26
    0


    1467807          069/728             F          252,500.00
    ZZ
    ANTIGNOLO           ALFRED   H       360        252,347.03
     1
    22548 WATERBURY STREET             8.500          1,941.51
    58
    WOODLAND HILLS AREA                8.250          1,941.51
 440,000.00
    LOS ANGELES      CA   91364          2            11/17/95
    00
    0380308388                           05           01/01/96
     0
    2362067270                           O            12/01/25
    0


    1467819          105/728             F          461,250.00
    ZZ
    THRELFALL           MURIEL   M       360        461,250.00
     1
    1 E MELROSE ST                     8.000          3,384.49
    75
                                       7.750          3,384.49
 615,000.00
    CHEVY CHASE      MD   20815          1            12/27/95
    00
    0380317082                           05           02/01/96
     0
    0737478                              O            01/01/26
    0


    1467836          375/728             F          310,000.00
    ZZ
    BEITTENMILLER       J        G       360        309,781.20
     1
    537 S THIRD ST                     7.750          2,220.88
    67
                                       7.500          2,220.88
 467,000.00
    BELLAIRE         TX   77401          1            11/29/95
    00
    0380314386                           05           01/01/96
     0
    403984                               O            12/01/25
    0


    1467847          626/728             F          360,000.00
    ZZ
    ALLARE              GREGORY  J       360        360,000.00
     1
    4321 N JOKAKE DRIVE                7.625          2,548.06
    65
                                       7.375          2,548.06
 560,000.00
    PHOENIX          AZ   85251          2            12/18/95
    00
    0380312877                           05           02/01/96
     0
    195110                               O            01/01/26
    0


1


    1467854          686/686             F          167,100.00
    ZZ
    PARMAR              RATILAL  C       360        167,100.00
     1
    284 BISCAYNE ST                    8.250          1,255.37
    75
                                       8.000          1,255.37
 222,800.00
    BLOOMINGDALE     IL   60108          1            12/14/95
    00
    30817079932                          05           02/01/96
     0
    30817079932                          O            01/01/26
    0


    1467857          686/686             F           63,000.00
    ZZ
    CARROLL             RITA             360         63,000.00
     1
    9781 DEERFOOT DRIVE                8.225            472.20
    70
                                       7.975            472.20
  90,000.00
    FORT MYERS       FL   33907          1            12/15/95
    00
    30816965420                          03           02/01/96
     0
    30816965420                          O            01/01/26
    0


    1467858          686/686             F           72,000.00
    ZZ
    KELLY               KENNETH  J       360         72,000.00
     1
    36 VALENCIA DRIVE                  8.000            528.32
    50
                                       7.750            528.32
 144,786.00
    BOYNTON BEACH    FL   33436          1            12/15/95
    00
    30817001944                          03           02/01/96
     0
    30817001944                          O            01/01/26
    0


    1467859          686/686             F           85,000.00
    ZZ
    LUPO                JEANNE   A       360         85,000.00
     1
    4870 REGENCY COURT                 8.375            646.07
    13
                                       8.125            646.07
 675,000.00
    BOCA RATON       FL   33434          5            12/11/95
    00
    30817160930                          03           02/01/96
     0
    30817160930                          O            01/01/26
    0


    1467860          686/686             F           90,000.00
    ZZ
    CLAY, II            MAX      E       360         90,000.00
     1
    10561 159TH COURT NORTH            8.125            668.25
    65
                                       7.875            668.25
 140,000.00
    JUPITER          FL   33478          5            12/11/95
    00
    30817218787                          05           02/01/96
     0
    30817218787                          O            01/01/26
    0


    1467861          686/686             F           29,900.00
    ZZ
    LUPO                ALFONSO  C       360         29,900.00
     1
    8265 WINNIPESAUKEE WAY             8.000            219.40
    28
                                       7.750            219.40
 109,900.00
1


    LAKE WORTH       FL   33467          1            12/15/95
    00
    30817240468                          05           02/01/96
     0
    30817240468                          O            01/01/26
    0


    1467862          686/686             F          200,000.00
    ZZ
    WURST               ARNOLD           360        200,000.00
     1
    113 GREENLEAF LANE                 8.625          1,555.58
    67
                                       8.375          1,555.58
 301,000.00
    ALTAMONTE SPRIN  FL   32714          5            12/11/95
    00
    30817270481                          05           02/01/96
     0
    30817270481                          O            01/01/26
    0


    1467863          686/686             F           40,000.00
    ZZ
    KLEIN               EDWARD           360         40,000.00
     1
    1400 ST CHARLES PLACE, #203        7.875            290.03
    58
                                       7.625            290.03
  70,000.00
    PEMBROKE PINES   FL   33026          1            12/14/95
    00
    30817271513                          08           02/01/96
     0
    30817271513                          O            01/01/26
    0


    1467867          686/686             F          146,250.00
    ZZ
    HYDE                THOMAS   G       360        146,250.00
     1
    9124 NE 152ND STREET               7.875          1,060.42
    75
                                       7.625          1,060.42
 195,000.00
    BOTHELL          WA   98011          1            12/11/95
    00
    30817232028                          05           02/01/96
     0
    30817232028                          O            01/01/26
    0


    1467868          686/686             F           90,000.00
    ZZ
    COLVIN              LYNNE    T       360         90,000.00
     1
    2899 MEADOW DRIVE                  8.000            660.39
    72
                                       7.750            660.39
 125,000.00
    MARIETTA         GA   30062          2            12/13/95
    00
    30817269079                          05           02/01/96
     0
    30817269079                          O            01/01/26
    0


    1467869          686/686             F          142,500.00
    ZZ
    KAESLIN             KAYE             360        142,500.00
     1
    6072 SW BANKS STREET               8.375          1,083.11
    75
                                       8.125          1,083.11
 190,000.00
    PALM CITY        FL   34990          1            12/29/95
    00
    30817272966                          05           02/01/96
     0
    30817272966                          O            01/01/26
    0
1




    1467870          686/686             F           43,900.00
    T
    BEAN                SUSAN    F       360         43,900.00
     1
    32395 LAKESHORE DRIVE              8.100            325.19
    69
                                       7.850            325.19
  63,900.00
    TAVARES          FL   32778          1            12/18/95
    00
    30817280464                          05           02/01/96
     0
    30817280464                          O            01/01/26
    0


    1467873          686/686             F          137,625.00
    ZZ
    DOUTS               JOHN     W       360        137,625.00
     1
    2922 FAIRHILL ROAD                 7.875            997.88
    75
                                       7.625            997.88
 183,500.00
    FAIRFAX          VA   22031          1            12/15/95
    00
    30817300122                          05           02/01/96
     0
    30817300122                          O            01/01/26
    0


    1467874          686/686             F          346,000.00
    ZZ
    GRUBB               JOHN     M       360        346,000.00
     1
    10700 GADWELL COURT                8.500          2,660.45
    66
                                       8.250          2,660.45
 525,000.00
    CHESTERFIELD     VA   23838          2            12/13/95
    00
    30817300312                          03           02/01/96
     0
    30817300312                          O            01/01/26
    0


    1467875          686/686             F           89,600.00
    ZZ
    LIMTRAKUL           VISIT            360         89,600.00
     1
    12223 MEADOWGLEN DRIVE             8.250            673.14
    70
                                       8.000            673.14
 128,000.00
    MEADOWS          TX   77477          1            12/13/95
    00
    30817311491                          05           02/01/96
     0
    30817311491                          O            01/01/26
    0


    1467880          686/686             F           92,800.00
    ZZ
    VREELAND            KEITH    F       360         92,800.00
     1
    14614 TANGELO                      8.250            697.18
    70
                                       8.000            697.18
 132,840.00
    WEST PALM BEACH  FL   33412          1            12/18/95
    00
    30817159213                          05           02/01/96
     0
    30817159213                          O            01/01/26
    0


    1467882          686/686             F           71,200.00
    ZZ
    WILLIAMS            JOHN     S       360         71,200.00
     1
1


    3922 STANTON TRAIL                 8.000            522.45
    70
                                       7.750            522.45
 101,750.00
    MARIETTA         GA   30062          1            12/18/95
    00
    30817272644                          05           02/01/96
     0
    30817272644                          O            01/01/26
    0


    1467883          686/686             F          100,000.00
    ZZ
    GARCIA              JOSE     L       360        100,000.00
     1
    5721 S W 31 STREET                 8.150            744.25
    69
                                       7.900            744.25
 145,000.00
    MIAMI            FL   33155          1            12/19/95
    00
    30817275233                          05           02/01/96
     0
    30817275233                          O            01/01/26
    0


    1467885          686/686             F           85,500.00
    ZZ
    RICHARDS            KENNETH  F       360         85,500.00
     1
    4640 SOUTH 349TH STREET            7.750            612.54
    75
                                       7.500            612.54
 114,000.00
    AUBURN           WA   98001          1            12/13/95
    00
    30817397557                          05           02/01/96
     0
    30817397557                          O            01/01/26
    0


    1467888          686/686             F           50,000.00
    ZZ
    NAGLE               CYNTHIA  A       360         50,000.00
     1
    1619 SYRACUSE LANE                 8.500            384.46
    38
                                       8.250            384.46
 133,000.00
    SCHAUMBURG       IL   60193          1            12/20/95
    00
    30817079353                          05           02/01/96
     0
    30817079353                          O            01/01/26
    0


    1467889          686/686             F          190,000.00
    ZZ
    TORTORICH           JUDITH   E       360        190,000.00
     1
    4S365 MEADOW ROAD                  8.375          1,444.14
    68
                                       8.125          1,444.14
 280,000.00
    NAPERVILLE       IL   60563          5            12/15/95
    00
    30817079783                          05           02/01/96
     0
    30817079783                          O            01/01/26
    0


    1467891          686/686             F          155,400.00
    ZZ
    ABRAMSON            RACHEL           360        155,400.00
     1
    1527 SANDERS ROAD                  8.625          1,208.69
    70
                                       8.375          1,208.69
 222,000.00
    NORTHBROOK       IL   60062          5            12/15/95
    00
    30817079957                          05           02/01/96
     0
1


    30817079957                          O            01/01/26
    0


    1467892          686/686             F           75,000.00
    ZZ
    KHALIL              EVELYN           360         75,000.00
     1
    29905 MUNGER                       8.500            576.69
    40
                                       8.250            576.69
 192,000.00
    LIVONIA          MI   48154          5            12/15/95
    00
    30817079965                          05           02/01/96
     0
    30817079965                          O            01/01/26
    0


    1467894          686/686             F          201,000.00
    ZZ
    TSAUR               VLADIMIR         360        201,000.00
     1
    3810 RAMAGE RUN                    7.875          1,457.39
    60
                                       7.625          1,457.39
 335,000.00
    HUNTINGDON VALL  PA   19006          1            12/20/95
    00
    30817300304                          05           02/01/96
     0
    30817300304                          O            01/01/26
    0


    1467895          686/686             F          140,000.00
    ZZ
    CAMPBELL            KATHRYN  A       360        140,000.00
     1
    515 NE 73RD STREET                 8.250          1,051.78
    67
                                       8.000          1,051.78
 210,000.00
    SEATTLE          WA   98115          5            12/14/95
    00
    30817397250                          05           02/01/96
     0
    30817397250                          O            01/01/26
    0


    1467898          686/686             F           70,000.00
    ZZ
    MOORE               PHYLLIS  S       360         70,000.00
     1
    6936 NE 6TH AVENUE                 8.100            518.53
    66
                                       7.850            518.53
 107,000.00
    PORTLAND         OR   97211          1            12/13/95
    00
    30817145873                          05           02/01/96
     0
    30817145873                          O            01/01/26
    0


    1467899          686/686             F          135,000.00
    ZZ
    COHEN               VICTOR   R       360        135,000.00
     1
    7 VIA VERONA                       8.250          1,014.21
    67
                                       8.000          1,014.21
 202,265.00
    PALM BCH GARDEN  FL   33418          1            12/20/95
    00
    30817268055                          03           02/01/96
     0
    30817268055                          O            01/01/26
    0


1


    1467900          686/686             F          284,000.00
    ZZ
    JONES               RODNEY   A       360        284,000.00
     1
    1301 BRIANS MEADOW COVE            8.000          2,083.90
    76
                                       7.750          2,083.90
 375,000.00
    AUSTIN           TX   78746          2            12/20/95
    00
    30817314404                          05           02/01/96
     0
    30817314404                          O            01/01/26
    0


    1467901          686/686             F           84,500.00
    ZZ
    THRESHER            ALAN     L       360         84,500.00
     1
    7934 SW ASHFORD STREET             8.000            620.04
    50
                                       7.750            620.04
 169,000.00
    TIGARD           OR   97224          1            12/05/95
    00
    30817397102                          05           02/01/96
     0
    30817397102                          O            01/01/26
    0


    1467904          686/686             F          105,900.00
    ZZ
    KRATZER             MARK     C       360        105,900.00
     1
    1200 FURNACE ROAD                  8.200            791.88
    67
                                       7.950            791.88
 160,000.00
    LINTHICUM        MD   21090          2            12/18/95
    00
    30817238884                          05           02/01/96
     0
    30817238884                          O            01/01/26
    0


    1467905          686/686             F           83,000.00
    ZZ
    LEMAY               BRIAN    P       360         83,000.00
     1
    2137 MAJESTIC WOODS BLVD           8.500            638.20
    67
                                       8.250            638.20
 124,000.00
    APOPKA           FL   32712          5            12/18/95
    00
    30817271737                          03           02/01/96
     0
    30817271737                          O            01/01/26
    0


    1467906          686/686             F          120,000.00
    ZZ
    BRAID               WILLIAM  J       360        120,000.00
     1
    22928 NE 15TH PLACE                8.250            901.52
    50
                                       8.000            901.52
 240,000.00
    REDMOND          WA   98053          5            12/15/95
    00
    30817306558                          05           02/01/96
     0
    30817306558                          O            01/01/26
    0


    1467907          686/686             F          364,000.00
    ZZ
    ZOOK                CHRISTOPHM       360        364,000.00
     1
    7631 SOUTHEAST 76TH STREET         7.875          2,639.26
    80
                                       7.625          2,639.26
 455,000.00
1


    MERCER ISLAND    WA   98040          5            12/06/95
    00
    30817306566                          05           02/01/96
     0
    30817306566                          O            01/01/26
    0


    1467910          686/686             F           80,000.00
    ZZ
    GILLMOR             JENNIFER R       360         80,000.00
     1
    208 D SOUTH BOULEVARD              8.500            615.14
    73
                                       8.250            615.14
 110,000.00
    EVANSTON         IL   60202          2            12/15/95
    00
    30817080039                          03           02/01/96
     0
    30817080039                          O            01/01/26
    0


    1467911          686/686             F           80,000.00
    ZZ
    RUSSO               PATRICIA F       360         80,000.00
     1
    119 HOWIE ROAD                     7.950            584.23
    67
                                       7.700            584.23
 120,000.00
    BRAINTREE        MA   02184          5            12/19/95
    00
    30817199649                          05           02/01/96
     0
    30817199649                          O            01/01/26
    0


    1467912          686/686             F          225,000.00
    ZZ
    HILL                CRISTOPHEF       360        225,000.00
     1
    29403 SE CHASE ROAD                8.000          1,650.98
    75
                                       7.750          1,650.98
 300,000.00
    GRESHAM          OR   97080          2            12/18/95
    00
    30817257751                          05           02/01/96
     0
    30817257751                          O            01/01/26
    0


    1467913          686/686             F          100,000.00
    ZZ
    CUNNINGHAM          BEHNAZ           360        100,000.00
     1
    4956 SW GALEN ST                   7.950            730.29
    48
                                       7.700            730.29
 210,000.00
    LAKE OSWEGO      OR   97035          5            12/19/95
    00
    30817309040                          05           02/01/96
     0
    30817309040                          O            01/01/26
    0


    1467916          686/686             F           92,900.00
    ZZ
    GROSS               HENRIETTA        360         92,900.00
     1
    16416 SAPPHIRE PLACE               8.250            697.93
    60
                                       8.000            697.93
 154,990.00
    FORT LAUDERDALE  FL   33331          1            12/27/95
    00
    30817217615                          03           02/01/96
     0
    30817217615                          O            01/01/26
    0
1




    1467918          686/686             F          480,000.00
    ZZ
    BLUMBERG            ROBERT   F       360        480,000.00
     1
    156 DOCKSIDE CIRCLE                8.250          3,606.08
    80
                                       8.000          3,606.08
 605,000.00
    FT LAUDERDALE    FL   33332          2            12/21/95
    00
    30817373343                          03           02/01/96
     0
    30817373343                          O            01/01/26
    0


    1467922          686/686             F           78,500.00
    ZZ
    CRISP               KEVIN            360         78,500.00
     1
    322 N TENTH STREET                 7.950            573.28
    33
                                       7.700            573.28
 245,000.00
    WHEELING         IL   60090          5            12/22/95
    00
    30816390587                          05           02/01/96
     0
    30816390587                          O            01/01/26
    0


    1467924          686/686             F           80,000.00
    ZZ
    GONZALEZ            JUAN     A       360         80,000.00
     1
    1599 OAKBERRY CIRCLE               8.100            592.60
    68
                                       7.850            592.60
 118,490.00
    WEST PALM BEACH  FL   33414          1            12/28/95
    00
    30817001746                          03           02/01/96
     0
    30817001746                          O            01/01/26
    0


    1467926          686/686             F          125,000.00
    ZZ
    CRANDALL            RICHARD  S       360        125,000.00
     1
    128 FOX CHASE DRIVE S              8.125            928.13
    71
                                       7.875            928.13
 177,435.00
    OSWEGO           IL   60543          1            12/28/95
    00
    30817079627                          03           02/01/96
     0
    30817079627                          O            01/01/26
    0


    1467927          686/686             F          129,000.00
    ZZ
    LABREC              ALLAN    E       360        129,000.00
     1
    7100 WILSON TERRACE                8.500            991.90
    75
                                       8.250            991.90
 174,000.00
    MORTON GROVE     IL   60053          2            12/22/95
    00
    30817080237                          05           02/01/96
     0
    30817080237                          O            01/01/26
    0


    1467928          686/686             F           84,000.00
    ZZ
    JOHNSON             CLIFFORD J       360         84,000.00
     1
1


    8421 BENTON STREET                 8.000            616.37
    70
                                       7.750            616.37
 120,000.00
    ARVADA           CO   80003          1            12/22/95
    00
    30817181027                          05           02/01/96
     0
    30817181027                          O            01/01/26
    0


    1467929          686/686             F          344,000.00
    ZZ
    ENTZI               LEO      L       360        344,000.00
     1
    8001 HILLSBORO COURT SOUTH         7.950          2,512.18
    80
                                       7.700          2,512.18
 430,000.00
    FORT COLLINS     CO   80525          1            12/27/95
    00
    30817181183                          03           02/01/96
     0
    30817181183                          O            01/01/26
    0


    1467930          686/686             F          212,300.00
    ZZ
    SMITH               DAVID    T       360        212,300.00
     1
    7609 W LIBBY STREET                7.900          1,543.01
    95
                                       7.650          1,543.01
 223,500.00
    GLENDALE         AZ   85308          1            12/28/95
    10
    30817190002                          03           02/01/96
    30
    30817190002                          O            01/01/26
    0


    1467931          686/686             F          102,000.00
    ZZ
    CASEY               RICHARD  G       360        102,000.00
     1
    2028 W CANNON COVE                 7.900            741.35
    75
                                       7.650            741.35
 136,000.00
    CORDOVA          TN   38018          1            12/29/95
    00
    30817219694                          05           02/01/96
     0
    30817219694                          O            01/01/26
    0


    1467933          686/686             F          222,300.00
    ZZ
    BROCK               KENNETH  L       360        222,300.00
     1
    260 BEECHWOOD LANE                 7.850          1,607.98
    95
                                       7.600          1,607.98
 234,000.00
    STONE MOUNTAIN   GA   30087          1            12/29/95
    10
    30817256811                          03           02/01/96
    30
    30817256811                          O            01/01/26
    0


    1467934          686/686             F           60,000.00
    T
    MEISLER             BRENDA   H       360         60,000.00
     1
    7440 CHABLIS COURT                 8.375            456.05
    69
                                       8.125            456.05
  87,000.00
    BOCA RATON       FL   33433          1            12/28/95
    00
    30817272214                          09           02/01/96
     0
1


    30817272214                          O            01/01/26
    0


    1467935          686/686             F          106,600.00
    ZZ
    OTERO               ROBERTO  E       360        106,600.00
     1
    5000 SW 152 AVENUE                 7.750            763.70
    75
                                       7.500            763.70
 142,136.00
    MIRAMAR          FL   33027          1            12/28/95
    00
    30817272248                          03           02/01/96
     0
    30817272248                          O            01/01/26
    0


    1467936          686/686             F          465,000.00
    ZZ
    ACKERMANN           ROBERT   P       360        465,000.00
     1
    16314 VILLARREAL DE AVILA          8.000          3,412.01
    62
                                       7.750          3,412.01
 750,000.00
    TAMPA            FL   33613          2            12/22/95
    00
    30817272461                          03           02/01/96
     0
    30817272461                          O            01/01/26
    0


    1467937          686/686             F          120,000.00
    ZZ
    CHANDLER            DAVID    N       360        120,000.00
     1
    731 SE 7 AVENUE                    8.375            912.09
    60
                                       8.125            912.09
 200,000.00
    POMPANO BEACH    FL   33060          1            12/28/95
    00
    30817272594                          05           02/01/96
     0
    30817272594                          O            01/01/26
    0


    1467938          686/686             F          115,500.00
    ZZ
    HYLAND              KEVIN    J       360        115,500.00
     1
    1693 VIRGINIA AVENUE               8.125            857.59
    70
                                       7.875            857.59
 165,000.00
    PALM HARBOR      FL   34683          5            12/22/95
    00
    30817272990                          03           02/01/96
     0
    30817272990                          O            01/01/26
    0


    1467940          686/686             F          118,500.00
    ZZ
    CERMINARA, JR       FRANK            360        118,500.00
     1
    3482 LIMEKILN PIKE                 8.375            900.69
    75
                                       8.125            900.69
 158,000.00
    CHALFONT         PA   18914          1            12/29/95
    00
    30817300403                          05           02/01/96
     0
    30817300403                          O            01/01/26
    0


1


    1467941          686/686             F          118,500.00
    ZZ
    GRIFFIN             WALTER   K       360        118,500.00
     1
    207 4TH AVENUE                     7.750            848.95
    80
                                       7.500            848.95
 149,000.00
    BROOKLYN PARK    MD   21225          5            12/22/95
    00
    30817300429                          05           02/01/96
     0
    30817300429                          O            01/01/26
    0


    1467942          686/686             F          238,000.00
    ZZ
    TALEBI              HOSSEIN          360        238,000.00
     1
    10504 TROWBRIDGE COURT             7.750          1,705.07
    75
                                       7.500          1,705.07
 317,390.00
    FAIRFAX          VA   22030          1            12/28/95
    00
    30817300726                          03           02/01/96
     0
    30817300726                          O            01/01/26
    0


    1467943          686/686             F          289,600.00
    ZZ
    MILANA              JOHN     A       360        289,600.00
     1
    1337 CREST DRIVE                   8.125          2,150.28
    80
                                       7.875          2,150.28
 362,000.00
    WEST CHESTER     PA   19382          1            12/29/95
    00
    30817301039                          03           02/01/96
     0
    30817301039                          O            01/01/26
    0


    1467944          686/686             F           86,500.00
    ZZ
    HURST               HAYES    H       360         86,500.00
     1
    6674 SOUTH FLORANCE ROAD           8.250            649.85
    70
                                       8.000            649.85
 125,000.00
    PONDER           TX   76259          2            12/29/95
    00
    30817314487                          05           02/01/96
     0
    30817314487                          O            01/01/26
    0


    1467945          686/686             F          264,000.00
    ZZ
    BEEKMAN             RICHARD          360        264,000.00
     1
    651 COLONIAL BLVD                  7.950          1,927.95
    80
                                       7.700          1,927.95
 330,000.00
    WASHINGTON TWP   NJ   07675          2            12/29/95
    00
    30817367238                          05           02/01/96
     0
    30817367238                          O            01/01/26
    0


    1467946          686/686             F           73,000.00
    ZZ
    BROWN               BRENDA           360         73,000.00
     1
    124 OAK STREET                     8.000            535.65
    61
                                       7.750            535.65
 120,000.00
1


    BUFORD           GA   30518          2            12/22/95
    00
    30817373236                          05           02/01/96
     0
    30817373236                          O            01/01/26
    0


    1467968          375/728             F          224,400.00
    ZZ
    ON                  LEWIS    C       360        224,400.00
     1
    11208 PRELUDE CT                   7.750          1,607.63
    88
                                       7.500          1,607.63
 256,000.00
    SILVER SPRING    MD   20901          2            12/11/95
    04
    0380317017                           03           02/01/96
    25
    321987                               O            01/01/26
    0


    1467972          601/728             F          250,000.00
    ZZ
    GALLOWAY            CHARLES          360        250,000.00
     1
    8 DURANCE DRIVE                    8.125          1,856.24
    75
                                       7.875          1,856.24
 335,000.00
    LITTLE ROCK      AR   72211          2            12/07/95
    00
    0380316928                           05           02/01/96
     0
    0807613                              O            01/01/26
    0


    1467973          601/728             F          227,000.00
    ZZ
    HOCK                JOHN     E       360        227,000.00
     1
    616 ROCK SPRING ROAD               8.000          1,665.65
    90
                                       7.750          1,665.65
 253,000.00
    NAPERVILLE       IL   60565          1            12/20/95
    04
    0380316704                           05           02/01/96
    25
    872625                               O            01/01/26
    0


    1467976          936/728             F          387,600.00
    ZZ
    ROBERTS             JAMES    J       360        387,333.26
     1
    1530 NELSON AVENUE                 7.875          2,810.37
    80
                                       7.625          2,810.37
 484,500.00
    MANHATTAN BEACH  CA   90266          1            11/07/95
    00
    0380302241                           05           01/01/96
     0
    1918259                              O            12/01/25
    0


    1468006          696/728             F          140,000.00
    ZZ
    PETRLIK             IRENE    E       360        140,000.00
     1
    12601 PENTENVILLE ROAD             7.625            990.91
    58
                                       7.375            990.91
 245,000.00
    SILVER SPRING    MD   20904          1            12/27/95
    00
    0380302696                           05           02/01/96
     0
    6010507                              O            01/01/26
    0
1




    1468097          927/728             F          214,000.00
    ZZ
    KOBY                STEPHEN  A       360        214,000.00
     1
    13811 SOUTHEAST 188TH STREET       7.875          1,551.65
    76
                                       7.625          1,551.65
 282,000.00
    RENTON           WA   98058          2            12/15/95
    00
    0380315508                           03           02/01/96
     0
    226480                               O            01/01/26
    0


    1468107          927/728             F          650,000.00
    ZZ
    DIAMOND             PETER    E       360        650,000.00
     1
    1141 IKENA CICRLE                  7.750          4,656.68
    68
                                       7.500          4,656.68
 970,000.00
    HONOLULU         HI   96821          1            12/22/95
    00
    0380316068                           03           02/01/96
     0
    162800                               O            01/01/26
    0


    1468132          E22/728             F          230,000.00
    ZZ
    HERFI               ALAA     G       360        230,000.00
     1
    8552 SHERWOOD UNIT #27             8.375          1,748.17
    76
                                       8.125          1,748.17
 306,500.00
    GROSSE ILE       MI   48138          1            12/27/95
    00
    0410058093                           05           02/01/96
     0
    0410058093                           O            01/01/26
    0


    1468138          439/728             F          252,000.00
    ZZ
    CONNEELY            JOSEPH           360        251,829.18
     1
    17 SHERWOOD RD                     7.950          1,840.32
    90
                                       7.700          1,840.32
 280,000.00
    ROCKVILLE CENTR  NY   11570          1            11/30/95
    10
    0380314816                           05           01/01/96
    25
    1816604                              O            12/01/25
    0


    1468140          439/728             F          352,000.00
    ZZ
    CUNNINGHAM          GARY             360        351,761.40
     1
    566 FORT HILL ROAD                 7.950          2,570.60
    80
                                       7.700          2,570.60
 440,000.00
    SCARSDALE        NY   10583          1            11/30/95
    00
    0380312521                           05           01/01/96
     0
    1819395                              O            12/01/25
    0


    1468144          439/728             F          272,000.00
    T
    DENNICK             LEONARD  G       360        272,000.00
     1
1


    1711 MIDDLE RIVER                  8.000          1,995.84
    80
                                       7.750          1,995.84
 340,000.00
    FT LAUDERDALE    FL   33305          1            12/11/95
    00
    0380312588                           05           02/01/96
     0
    1821388                              O            01/01/26
    0


    1468153          439/728             F          278,900.00
    ZZ
    HEPP                MARTIN   D       360        278,718.49
     1
    8831 FLAMINGO DRIVE                8.150          2,075.71
    90
                                       7.900          2,075.71
 309,900.00
    TINLEY PARK      IL   60477          1            12/01/95
    10
    0380314808                           05           01/01/96
    25
    1824550                              O            12/01/25
    0


    1468155          439/728             F          340,000.00
    ZZ
    BALENTINE           JERRY    R       360        340,000.00
     1
    237 GRACE CHURCH STREET            8.000          2,494.80
    74
                                       7.750          2,494.80
 460,000.00
    RYE              NY   10580          2            12/12/95
    00
    0380312695                           05           02/01/96
     0
    1825052                              O            01/01/26
    0


    1468158          439/728             F          225,000.00
    ZZ
    D'AURIA             MARIO    T       360        224,507.98
     1
    12681 EAGLE ROAD                   8.300          1,698.27
    90
                                       8.050          1,698.27
 250,000.00
    CAPE CORAL       FL   33909          1            12/08/95
    10
    0380313362                           05           02/01/96
    25
    1826983                              O            01/01/26
    0


    1468163          439/728             F          280,000.00
    ZZ
    JANKOWSKI           STEPHEN  M       360        280,000.00
     1
    6 WOODYCREST DR                    8.150          2,083.90
    79
                                       7.900          2,083.90
 357,185.00
    NORTHPORT        NY   11768          1            12/21/95
    00
    0380312745                           05           02/01/96
     0
    1831854                              O            01/01/26
    0


    1468172          076/076             F          230,000.00
    ZZ
    WIEDMANN            JOHN     C       360        229,829.39
     1
    7710 246TH AVENUE NE               7.625          1,627.93
    78
                                       7.375          1,627.93
 295,000.00
    REDMOND          WA   98053          1            11/27/95
    00
    5131472                              05           01/01/96
     0
1


    5131472                              O            12/01/25
    0


    1468216          163/728             F          283,300.00
    ZZ
    SHEEHAN             JEROME   F       360        283,300.00
     1
    4 RESERVOIR DRIVE                  8.125          2,103.49
    90
                                       7.875          2,103.49
 314,800.00
    WALLINGFORD      CT   06492          4            12/15/95
    14
    0380310657                           05           02/01/96
    25
    022062350                            O            01/01/26
    0


    1468264          163/728             F          345,000.00
    ZZ
    CHEN                CHUNG    C       360        345,000.00
     1
    1060 DE LA FUENTE STREET           8.375          2,622.25
    66
                                       8.125          2,622.25
 525,000.00
    MONTEREY PARK    CA   91754          4            12/12/95
    00
    0380305509                           05           02/01/96
     0
    214991758                            O            01/01/26
    0


    1468305          936/728             F          116,000.00
    ZZ
    MEYERS              MINDA    M       360        116,000.00
     1
    13900 EAST GLENN DRIVE             8.000            851.17
    80
                                       7.750            851.17
 145,000.00
    DEWEY            AZ   86327          1            12/06/95
    00
    0380315144                           05           02/01/96
     0
    1980861542                           O            01/01/26
    0


    1468517          185/728             F          445,150.00
    ZZ
    MILLER              WILLIAM  J       360        445,150.00
     1
    3758 PARADISE VIEW                 8.125          3,305.23
    77
                                       7.875          3,305.23
 580,000.00
    CARSON CITY      NV   89703          4            12/22/95
    00
    0380315169                           05           02/01/96
     0
    226510                               O            01/01/26
    0


    1468518          637/728             F          198,000.00
    ZZ
    GUERIN              JAMES            360        198,000.00
     1
    64 TIMBER RIDGE ROAD               8.125          1,470.15
    75
                                       7.875          1,470.15
 264,000.00
    COMMACK          NY   11725          1            12/28/95
    00
    0380315318                           05           02/01/96
     0
    4733531                              O            01/01/26
    0


1


    1468521          729/729             F          277,900.00
    ZZ
    JOHNSON             GAIL     C       360        277,713.53
     1
    4039 RIVER RIDGE CHASE             8.000          2,039.14
    80
                                       7.750          2,039.14
 350,000.00
    MARIETTA         GA   30067          2            11/09/95
    00
    1102431                              05           01/01/96
     0
    1102431                              O            12/01/25
    0


    1468526          171/728             F          249,500.00
    ZZ
    ADAMS               PETER    T       360        249,500.00
     1
    9877 NW ASH STREET                 7.750          1,787.45
    90
                                       7.500          1,787.45
 280,000.00
    PORTLAND         OR   97229          1            12/13/95
    10
    0380316027                           05           02/01/96
    25
    37090193                             O            01/01/26
    0


    1468537          637/728             F          227,000.00
    ZZ
    SOEPRAPTO           FRAMINDHAE       360        227,000.00
     1
    1412 PATHFINDER LANE               8.500          1,745.44
    90
                                       8.250          1,745.44
 255,000.00
    MCCLEAN          VA   22101          2            12/21/95
    11
    0380315243                           05           02/01/96
    25
    4690889                              O            01/01/26
    0


    1468545          637/728             F          270,000.00
    ZZ
    YUN                 JIMMY    H       360        270,000.00
     1
    13501 CREEKSIDE DRIVE              8.750          2,124.10
    90
                                       8.500          2,124.10
 300,000.00
    SILVER SPRING    MD   20904          2            12/22/95
    11
    0380315268                           05           02/01/96
    25
    4690756                              O            01/01/26
    0


    1468551          729/729             F          215,550.00
    ZZ
    BAKER               GARY     D       360        215,405.37
     1
    102 LAFOY DRIVE                    8.000          1,581.63
    95
                                       7.750          1,581.63
 226,900.00
    CLAYTON          NC   27520          1            11/16/95
    12
    1179731                              03           01/01/96
    30
    1179731                              O            12/01/25
    0


    1468555          637/728             F          110,000.00
    ZZ
    EARLEY              DON      H       360        110,000.00
     1
    2689 MONTAGUE COURT WEST           7.875            797.58
    64
                                       7.625            797.58
 172,650.00
1


    CLEARWATER       FL   34621          1            12/27/95
    00
    0380315292                           05           02/01/96
     0
    4500534                              O            01/01/26
    0


    1468557          729/729             F          214,700.00
    ZZ
    WARNE               CONNIE   J       360        214,700.00
     1
    4529 SPRINGVALE CIRCLE             8.000          1,575.40
    95
                                       7.750          1,575.40
 226,000.00
    DUNWOODY         GA   30338          1            12/08/95
    10
    1186231                              05           02/01/96
    30
    1186231                              O            01/01/26
    0


    1468647          E22/728             F          179,400.00
    ZZ
    COLEMAN             BOBBIE           360        179,400.00
     1
    21 CALIENTE ROAD                   8.250          1,347.77
    75
                                       8.000          1,347.77
 239,831.00
    SANTA FE         NM   87505          1            12/29/95
    00
    0410060255                           03           02/01/96
     0
    0410060255                           O            01/01/26
    0


    1469024          526/728             F          207,000.00
    ZZ
    WEST                MICHAEL  D       360        207,000.00
     1
    351 GERONIMO ROAD                  8.875          1,646.99
    49
                                       8.625          1,646.99
 430,000.00
    APACHE JUNCTION  AZ   85220          2            12/12/95
    00
    0380312984                           05           02/01/96
     0
    00081487                             O            01/01/26
    0


    1469038          367/367             F          301,177.79
    ZZ
    DESAI               SONAL            341        301,177.79
     1
    2945 28TH STREET NW                8.000          2,240.28
    80
                                       7.750          2,240.28
 379,500.00
    WASHINGTON       DC   20008          1            01/02/96
    00
    75290600                             07           02/01/96
     0
    75290600                             O            06/01/24
    0


    1469040          367/367             F          339,049.67
    ZZ
    DESCHAMPS           JEAN     J       336        339,049.67
     1
    6228 LAKEVIEW DRIVE                8.000          2,531.88
    58
                                       7.750          2,531.88
 589,000.00
    FALLS CHURCH     VA   22041          2            01/02/96
    00
    75215812                             05           02/01/96
     0
    75215812                             O            01/01/24
    0
1




    1469065          367/367             F          197,851.78
    ZZ
    GAPASIN             DELY     P       336        197,851.78
     1
    2713 CHANBOURNE WAY                7.625          1,427.07
    72
                                       7.375          1,427.07
 275,000.00
    VIENNA           VA   22181          1            01/05/96
    00
    75279740                             09           02/01/96
     0
    75279740                             O            01/01/24
    0


    1469689          106/106             F          416,000.00
    ZZ
    TESLER              PETER    J       360        416,000.00
     1
    25 ATWOOD ROAD                     8.125          3,088.79
    80
                                       7.875          3,088.79
 520,000.00
    WELLESLEY        MA   02181          2            12/20/95
    00
    9911272                              05           02/01/96
     0
    9911272                              O            01/01/26
    0

   TOTAL NUMBER OF LOANS   :      1,210

   TOTAL ORIGINAL BALANCE  :   356,001,624.09

   TOTAL PRINCIPAL BALANCE :   355,544,080.30

   TOTAL ORIGINAL P+I      :     2,662,199.31

   TOTAL CURRENT P+I       :     2,662,199.31


                             ***************************
                             *      END OF REPORT      *
                             ***************************



  RUN ON     : 01/25/96           RFC DISCLOSURE SYSTEM
RFFSDFIX-01
  AT         : 15.39.03           FIXED PASSTHRU REPORT
AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S3
CUTOFF : 01/01/96
  POOL       : 0004191
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    ORIG RATE                            ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP

-----------------------------------------------------------------
--------------

      1424219                              .2500
       69,280.97                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1432095                              .2500
      358,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1434743                              .2500
      299,803.76                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1436663                              .2500
      521,633.13                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1437217                              .2500
      141,997.53                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.9700
            9.2200                         .0000

      1437759                              .2500
      998,122.27                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000
1



      1438774                              .2500
      436,114.47                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1439745                              .2500
      254,060.12                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1440228                              .2500
      379,236.55                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1441932                              .2500
      209,834.84                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1442921                              .2500
      321,598.30                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1442957                              .2500
      591,280.18                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1443437                              .2500
       53,116.53                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1443848                              .2500
      638,392.09                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000
1



      1444269                              .2500
      169,771.99                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1445738                              .2500
      211,611.97                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1446655                              .2500
      208,118.39                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1446660                              .2500
      167,293.24                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1446695                              .2500
       46,918.28                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1446830                              .2500
      587,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1446930                              .2500
      183,654.48                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1447033                              .2500
      522,247.71                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000
1



      1447241                              .1250
      116,581.74                           .0800
            7.7500                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1447329                              .2500
      299,616.08                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1447335                              .2500
      247,342.18                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1447369                              .2500
      127,717.17                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         1.4200
            8.6700                         .0000

      1447378                              .1250
      337,050.16                           .0800
            8.0500                         .0000
            7.9250                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1447405                              .2500
      213,397.11                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         1.4700
            8.7200                         .0000

      1447546                              .2500
      369,764.06                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1447566                              .2500
      415,257.30                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000
1



      1447652                              .2500
      269,380.12                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1447895                              .2500
      568,700.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1448234                              .2500
      198,735.58                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000

      1448292                              .2500
      245,843.13                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1448301                              .2500
      846,486.88                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1448306                              .2500
      554,325.18                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1448315                              .2500
      363,509.89                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1448467                              .2500
      331,407.73                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000
1



      1448600                              .2500
      258,093.78                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1449056                              .2500
      280,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1449530                              .2500
      338,477.23                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1449583                              .2500
      280,478.83                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            8.2950                         .0000

      1449624                              .2500
      268,423.90                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1449625                              .2500
      239,730.90                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         1.1700
            8.4200                         .0000

      1449644                              .2500
      291,836.74                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         1.2950
            8.5450                         .0000

      1449672                              .2500
      323,143.55                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000
1



      1449674                              .2500
      251,300.69                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1450020                              .2500
      276,923.30                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1450363                              .2500
      329,793.94                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1450369                              .2500
      260,845.90                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1450402                              .2500
      223,118.19                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1450403                              .2500
      349,563.38                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1450432                              .2500
      286,723.12                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1450516                              .2500
      295,047.14                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000
1



      1450520                              .2500
      225,418.44                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1450552                              .2500
      437,713.48                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1450580                              .2500
      599,607.52                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1450627                              .2500
      269,688.17                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1450697                              .2500
      238,780.26                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1450702                              .2500
      242,281.53                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1450797                              .2500
      168,892.23                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1450807                              .2500
      164,772.14                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000
1



      1450817                              .2500
      226,248.09                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1451540                              .2500
      370,338.15                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1451570                              .2500
      219,870.11                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1451572                              .2500
      649,574.82                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1451579                              .2500
      161,808.03                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1451584                              .2500
      287,825.52                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1451600                              .2500
      326,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1451645                              .2500
      649,229.72                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000
1



      1451647                              .2500
      334,592.66                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1451700                              .2500
      267,604.22                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1451708                              .2500
      306,876.87                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1451780                              .2500
      450,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1451807                              .2500
      242,852.79                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1451871                              .2500
      257,985.94                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1451883                              .2500
      299,596.08                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1451886                              .2500
      141,409.35                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000
1



      1451904                              .2500
      213,305.79                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1452033                              .2500
      591,681.81                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1452094                              .2500
      708,506.61                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1452163                              .2500
      714,061.41                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1452211                              .2500
      370,338.95                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1452225                              .2500
      798,186.03                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            8.5950                         .0000

      1452252                              .2500
      618,823.78                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1452261                              .2500
      335,320.33                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000
1



      1452265                              .2500
      349,333.33                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1452267                              .2500
      275,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1452310                              .2500
      224,697.05                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1452332                              .2500
      294,173.05                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1452362                              .2500
      259,767.14                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1452380                              .2500
      234,699.26                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1452399                              .1250
      265,859.33                           .0800
            8.2500                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1452524                              .2500
      260,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000
1



      1452629                              .2500
      249,654.79                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1452692                              .2500
       59,922.43                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1452830                              .2500
      459,706.67                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1452831                              .2500
      287,546.91                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1452840                              .2500
      219,859.71                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1452847                              .2500
      334,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1452978                              .2500
      415,467.64                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1452980                              .2500
      503,665.10                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000
1



      1452997                              .2500
      499,326.79                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1453664                              .1250
      279,637.99                           .0800
            8.2000                         .0000
            8.0750                         .0000
            7.9950                          .7450
            7.9950                         .0000

      1453665                              .1250
      449,387.94                           .0800
            7.9500                         .0000
            7.8250                         .0000
            7.7450                          .4950
            7.7450                         .0000

      1453671                              .1250
      431,441.50                           .0800
            8.2000                         .0000
            8.0750                         .0000
            7.9950                          .7450
            7.9950                         .0000

      1453672                              .2500
      455,443.19                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1453800                              .2500
      130,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1453812                              .2500
      494,684.36                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1453899                              .2500
      339,607.33                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         1.1700
            8.4200                         .0000
1



      1453927                              .2500
      330,580.71                           .0800
            8.3000                         .0000
            8.0500                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1453953                              .2500
      373,251.83                           .0800
            8.0500                         .0000
            7.8000                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1454035                              .2500
      309,781.20                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1454053                              .2500
      283,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1454062                              .2500
      830,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1454291                              .2500
      307,500.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1454298                              .2500
      166,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1454306                              .2500
      485,908.47                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000
1



      1454335                              .2500
      427,705.45                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1454351                              .2500
      263,136.13                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1454366                              .2500
      283,336.89                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1454374                              .2500
      147,810.61                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1454485                              .2500
      349,342.78                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1454661                              .2500
      389,757.60                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1454674                              .2500
      349,776.81                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1454676                              .2500
      311,600.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000
1



      1454678                              .2500
      400,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1454679                              .2500
      464,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1454856                              .2500
      280,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1454858                              .2500
      362,768.53                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1454880                              .2500
      250,167.20                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1454897                              .2500
      333,949.75                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1454929                              .2500
      599,192.14                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1454939                              .2500
      151,805.47                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000
1



      1454958                              .2500
      359,539.30                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1454984                              .2500
      349,516.67                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1454989                              .2500
      343,774.61                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1455055                              .2500
      247,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1455063                              .2500
      255,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1455066                              .2500
      594,630.16                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1455090                              .2500
      629,151.74                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1455094                              .2500
      439,746.85                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000
1



      1455109                              .2500
      232,500.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1455148                              .2500
      648,649.17                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1455152                              .2500
      374,295.73                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1455185                              .2500
      274,101.80                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1455188                              .2500
      391,472.19                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1455205                              .1250
      399,461.43                           .0800
            8.0000                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1455208                              .1250
      543,260.08                           .0800
            7.9500                         .0000
            7.8250                         .0000
            7.7450                          .4950
            7.7450                         .0000

      1455276                              .2500
      489,388.76                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000
1



      1455282                              .2500
      431,461.11                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1455337                              .2500
      552,274.07                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1455353                              .2500
      439,719.43                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1455354                              .2500
      709,560.95                           .0800
            8.4000                         .0000
            8.1500                         .0000
            8.0700                          .8200
            8.0700                         .0000

      1456305                              .2500
      519,684.97                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1456311                              .2500
      337,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1456313                              .2500
      284,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1456319                              .2500
      215,200.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000
1



      1456534                              .2500
       71,554.34                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1456585                              .2500
      267,774.01                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1456646                              .2500
      789,009.27                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1456654                              .2500
      540,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1456666                              .2500
      200,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1456694                              .2500
      289,824.32                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1456715                              .2500
      238,517.02                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1456786                              .2500
      459,380.64                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000
1



      1456791                              .2500
      399,513.65                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1456817                              .2500
      607,162.24                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1456874                              .2500
      303,569.48                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.4200                         .0000

      1456900                              .2500
      271,426.80                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1457235                              .2500
      499,392.05                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1457303                              .2500
      150,375.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1457423                              .2500
      235,720.32                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1457424                              .2500
      255,711.88                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            8.5950                         .0000
1



      1457473                              .2500
      194,780.55                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            8.5950                         .0000

      1457483                              .2500
      217,713.82                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1457484                              .2500
      267,191.06                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1457487                              .2500
      547,641.53                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1457493                              .2500
      279,830.37                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1457495                              .2500
      491,709.52                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1457552                              .2500
      698,196.02                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1457574                              .2500
      195,742.72                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000
1



      1457578                              .2500
      419,434.50                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1457607                              .2500
      273,566.78                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1457677                              .2500
      270,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1457690                              .2500
      242,856.53                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1457699                              .2500
      893,180.08                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1457703                              .2500
      249,840.58                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1457741                              .2500
      335,768.77                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1457767                              .2500
      223,641.35                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000
1



      1457793                              .2500
      335,561.81                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1457799                              .2500
      206,229.27                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000

      1457804                              .2500
      227,484.40                           .0800
            7.6000                         .0000
            7.3500                         .0000
            7.2700                          .0200
            7.2700                         .0000

      1457810                              .2500
      399,229.52                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1457826                              .2500
      255,441.94                           .0800
            8.4000                         .0000
            8.1500                         .0000
            8.0700                          .8200
            8.0700                         .0000

      1457837                              .2500
      389,844.81                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1457838                              .2500
      307,595.67                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1457842                              .2500
      459,380.64                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000
1



      1457849                              .2500
      236,410.34                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1457907                              .2500
      348,500.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1457909                              .2500
      255,663.93                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1457913                              .2500
      414,040.77                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1457955                              .2500
      216,000.01                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1457957                              .2500
      328,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1457960                              .2500
      282,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1457968                              .2500
      285,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000
1



      1457998                              .2500
      388,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1458030                              .2500
      227,431.76                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1458097                              .2500
      649,574.81                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1458148                              .2500
      309,581.58                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1458155                              .2500
      126,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1458173                              .2500
      330,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1458278                              .2500
      639,159.85                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1458360                              .2500
      640,591.26                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000
1



      1458375                              .2500
      352,700.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1458411                              .2500
      628,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1458419                              .2500
      300,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1458449                              .2500
      150,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1458453                              .2500
      372,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1458462                              .2500
      255,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1458490                              .2500
      156,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1458523                              .2500
      470,899.53                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000
1



      1458526                              .2500
      455,993.83                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1458529                              .2500
       58,961.40                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1458606                              .2500
      649,595.99                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1458614                              .2500
      422,850.56                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1458653                              .2500
      215,546.69                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1458677                              .2500
      650,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1458717                              .2500
      619,573.31                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1458729                              .2500
      236,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000
1



      1458835                              .2500
      213,300.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1458884                              .2500
      464,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1458902                              .2500
      334,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1458957                              .2500
       82,451.29                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            8.2950                         .0000

      1458982                              .2500
      611,589.36                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1459006                              .2500
      178,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1459096                              .2500
      540,239.31                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1459099                              .2500
      232,052.18                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000
1



      1459103                              .2500
      319,414.31                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1459105                              .2500
      648,689.78                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1459115                              .2500
      543,842.43                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1459133                              .2500
      264,660.87                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1459140                              .2500
      413,320.38                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1459149                              .2500
      243,461.13                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1459154                              .2500
      422,258.93                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1459160                              .2500
      793,166.29                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000
1



      1459162                              .2500
      763,526.47                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1459163                              .2500
      360,787.68                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1459167                              .2500
      699,104.19                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1459171                              .2500
      459,426.16                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1459187                              .2500
      386,529.44                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1459264                              .2500
      143,406.12                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1459318                              .2500
      174,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1459319                              .2500
      267,200.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000
1



      1459348                              .2500
      236,800.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1459360                              .2500
      275,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1459408                              .2500
      649,574.81                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1459409                              .2500
      475,611.70                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1459459                              .1250
      359,770.44                           .0800
            8.2500                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1459463                              .1250
      649,585.51                           .0800
            8.2500                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1459491                              .2500
      104,807.82                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000

      1459512                              .2500
      354,298.60                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000
1



      1459523                              .2500
      379,249.22                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1459541                              .2500
       44,028.27                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         1.4700
            8.7200                         .0000

      1459568                              .2500
      399,488.11                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1459687                              .2500
      411,944.59                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1459707                              .2500
      282,100.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1459723                              .2500
      340,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1459729                              .2500
      243,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1459732                              .2500
      200,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000
1



      1459738                              .2500
      284,464.84                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1459822                              .2500
      649,540.23                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1459959                              .2500
      770,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1459964                              .2500
      180,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1459973                              .2500
      109,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1459983                              .2500
      164,500.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1460160                              .2500
      346,279.05                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460210                              .2500
      180,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000
1



      1460223                              .2500
      452,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1460245                              .2500
      264,810.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1460262                              .2500
      300,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460348                              .2500
      227,708.22                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1460382                              .2500
      499,012.12                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1460403                              .2500
      399,447.63                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1460445                              .2500
      298,794.23                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1460456                              .2500
      647,127.50                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000
1



      1460466                              .2500
      399,447.63                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1460525                              .2500
      280,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460572                              .2500
      250,150.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1460603                              .2500
      499,407.48                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            8.2950                         .0000

      1460668                              .2500
      231,859.45                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1460751                              .2500
      330,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460776                              .2500
      159,400.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460861                              .2500
      232,951.36                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000
1



      1460879                              .2500
      254,400.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1460887                              .2500
      499,326.79                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1460889                              .2500
      363,534.18                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460890                              .2500
      233,982.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1460891                              .2500
      149,515.12                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460893                              .2500
      139,433.56                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.9700
            9.2200                         .0000

      1460894                              .2500
      250,929.32                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         2.3450
            9.5950                         .0000

      1460895                              .2500
      248,344.61                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000
1



      1460896                              .2500
      101,118.33                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         2.3450
            9.5950                         .0000

      1460897                              .2500
      123,406.92                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         1.4700
            8.7200                         .0000

      1460898                              .2500
      113,295.68                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.9700
            9.2200                         .0000

      1460899                              .2500
      217,964.13                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1460900                              .2500
      255,798.30                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1460901                              .2500
      103,430.49                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1460902                              .2500
      310,722.78                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1460903                              .2500
      266,241.35                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000
1



      1460907                              .2500
      336,650.74                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1460908                              .2500
      174,299.62                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1460909                              .2500
      439,407.58                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1460910                              .2500
      127,218.29                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         1.4700
            8.7200                         .0000

      1460911                              .2500
      384,252.10                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460913                              .2500
      669,523.56                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.5950
            8.8450                         .0000

      1460914                              .2500
      406,452.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1460915                              .2500
      269,479.92                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000
1



      1460916                              .2500
       53,449.61                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1460917                              .2500
      394,454.55                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1460918                              .2500
      239,118.63                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1460919                              .2500
      483,718.03                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1460920                              .2500
      237,421.69                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1460921                              .2500
      220,728.62                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1460922                              .2500
      222,507.53                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1460923                              .2500
      638,601.51                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.3450                         .0000
1



      1460924                              .2500
      215,716.46                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1460925                              .2500
      243,651.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.8450
            9.0950                         .0000

      1460926                              .2500
      361,711.97                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1460927                              .2500
      357,006.33                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1460928                              .2500
      270,356.84                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.3450                         .0000

      1460929                              .2500
      244,686.48                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460930                              .2500
       78,249.73                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460931                              .2500
      213,932.81                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000
1



      1460932                              .2500
      249,453.72                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.3450                         .0000

      1460933                              .2500
      215,549.10                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1460935                              .2500
      354,224.27                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.3450                         .0000

      1460936                              .2500
      374,684.46                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460937                              .2500
      237,318.43                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1460939                              .2500
      259,658.71                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1460940                              .2500
      103,533.94                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460941                              .2500
      349,504.36                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000
1



      1460944                              .2500
      298,638.18                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1460946                              .2500
      189,269.59                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1460947                              .2500
      108,381.02                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         1.4700
            8.7200                         .0000

      1460949                              .2500
      299,585.73                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1460950                              .2500
      228,457.27                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460951                              .2500
      259,160.49                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         1.4700
            8.7200                         .0000

      1460952                              .2500
      231,417.13                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1460953                              .2500
      222,891.79                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000
1



      1460955                              .2500
      346,772.36                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1460956                              .2500
      276,465.90                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460957                              .2500
      239,651.50                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.3450                         .0000

      1460958                              .2500
      350,850.44                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460959                              .2500
      215,591.98                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         2.2200
            9.4700                         .0000

      1460960                              .2500
      259,524.11                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1460961                              .2500
      207,177.68                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1460962                              .2500
      292,702.91                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.8450
            9.0950                         .0000
1



      1460963                              .2500
      554,962.99                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1460964                              .2500
      270,577.36                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460965                              .2500
      272,693.64                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.8450
            9.0950                         .0000

      1460966                              .2500
      222,838.60                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.3450                         .0000

      1460967                              .2500
      234,457.88                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1460969                              .2500
      249,663.40                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1460970                              .2500
      241,674.16                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1460971                              .2500
      257,634.64                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000
1



      1460972                              .2500
      321,608.48                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1460973                              .2500
      238,382.48                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1460974                              .2500
      262,192.15                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1460975                              .2500
      241,565.82                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1460976                              .2500
      291,425.63                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460977                              .2500
      280,421.92                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1460978                              .2500
      260,416.31                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460979                              .2500
      323,541.16                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000
1



      1460980                              .2500
       47,921.56                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1460981                              .2500
      349,528.74                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1460982                              .2500
      260,466.26                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460983                              .2500
      247,682.63                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460984                              .2500
      295,566.05                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1460986                              .2500
      235,732.74                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1460988                              .2500
      233,001.45                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460989                              .2500
      251,685.65                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000
1



      1460990                              .2500
      240,018.11                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1460992                              .2500
      428,392.48                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1460993                              .2500
      527,324.31                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460994                              .2500
      262,821.74                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1460995                              .2500
      268,681.47                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1460996                              .2500
      233,772.41                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1460997                              .2500
      290,264.40                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1460998                              .2500
      399,433.54                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000
1



      1460999                              .2500
      399,433.54                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1461000                              .2500
      399,513.65                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1461001                              .2500
       96,837.47                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1461002                              .2500
      289,638.24                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1461003                              .2500
      283,627.20                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1461004                              .2500
      362,081.36                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1461005                              .2500
      389,488.05                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1461006                              .2500
      249,405.12                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000
1



      1461007                              .2500
      425,718.27                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1461008                              .2500
      230,719.13                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1461009                              .2500
      231,671.45                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1461010                              .2500
      363,509.91                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1461011                              .2500
      246,667.43                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1461012                              .2500
      224,697.05                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1461013                              .2500
      341,527.73                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1461014                              .2500
      314,553.92                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000
1



      1461015                              .2500
      359,306.57                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1461016                              .2500
       79,907.59                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1461017                              .2500
      233,457.28                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1461018                              .2500
      222,215.26                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1461019                              .2500
      246,691.87                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1461022                              .2500
      304,709.56                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1461023                              .2500
      228,607.07                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1461024                              .2500
      224,856.53                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000
1



      1461025                              .2500
      220,145.46                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1461026                              .2500
      267,639.16                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1461027                              .2500
      405,177.30                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1461028                              .2500
      213,610.18                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1461029                              .2500
      387,528.24                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1461030                              .2500
      246,361.70                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1461043                              .2500
      292,303.73                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1461051                              .2500
      250,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000
1



      1461321                              .2500
      362,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1461432                              .2500
      214,573.24                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1461440                              .2500
       59,760.88                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1461506                              .2500
       80,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1461551                              .2500
      274,805.91                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1461587                              .2500
      258,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1461595                              .2500
      244,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1461618                              .2500
      535,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000
1



      1461703                              .2500
      219,863.26                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1461730                              .2500
      747,523.02                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1461932                              .2500
      252,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1462043                              .2500
      159,907.95                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1462201                              .2500
      154,299.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1462402                              .2500
      265,659.59                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1462524                              .2500
      429,725.80                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1462578                              .2500
      220,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000
1



      1462618                              .2500
      217,639.13                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1462673                              .2500
      241,349.90                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1462675                              .2500
      499,672.93                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1462770                              .2500
      126,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1462802                              .2500
      359,280.29                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000

      1462806                              .2500
      232,855.18                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1462814                              .2500
      275,824.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1462853                              .2500
      234,842.32                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000
1



      1462861                              .2500
      239,239.37                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1462944                              .2500
      216,858.05                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1462994                              .2500
      549,348.22                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1463055                              .2500
      305,809.80                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1463058                              .2500
      457,332.34                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1463059                              .2500
      363,518.70                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            8.2950                         .0000

      1463060                              .2500
      284,731.07                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1463063                              .2500
      457,828.17                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000
1



      1463066                              .2500
      341,573.37                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1463074                              .2500
      359,770.44                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1463077                              .2500
      449,438.64                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1463086                              .2500
      259,507.98                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1463097                              .2500
      213,509.43                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         1.2950
            8.5450                         .0000

      1463104                              .2500
      675,611.08                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         1.1700
            8.4200                         .0000

      1463119                              .2500
      259,667.26                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1463124                              .2500
      275,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000
1



      1463127                              .2500
      231,848.24                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1463131                              .2500
      305,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1463133                              .2500
      479,669.67                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1463157                              .2500
      362,735.20                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1463184                              .2500
      289,628.89                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1463187                              .2500
      547,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1463200                              .2500
      358,800.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1463209                              .2500
      283,809.43                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000
1



      1463211                              .2500
      249,518.44                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1463213                              .2500
      255,890.85                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1463218                              .2500
      246,993.60                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000

      1463226                              .2500
      214,200.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1463241                              .2500
      350,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1463247                              .2500
      256,540.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1463262                              .2500
      209,462.90                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1463281                              .2500
      593,013.01                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         1.4200
            8.6700                         .0000
1



      1463282                              .2500
      364,348.84                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            8.2950                         .0000

      1463310                              .2500
      300,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1463312                              .2500
      598,500.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1463357                              .2500
      279,641.67                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1463361                              .2500
      551,620.11                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1463414                              .2500
      126,521.30                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1463432                              .2500
       72,757.02                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1463912                              .2500
      355,778.72                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000
1



      1463965                              .2500
      125,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1463974                              .2500
      299,319.02                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1463976                              .2500
      225,855.88                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1463977                              .2500
      123,966.76                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1463981                              .2500
      359,764.51                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1463988                              .2500
      256,323.47                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1463997                              .2500
      314,333.52                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1464014                              .2500
      360,775.62                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000
1



      1464015                              .2500
      216,858.05                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1464020                              .2500
      212,799.99                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1464024                              .2500
      336,785.11                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1464029                              .2500
      243,832.08                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1464045                              .2500
      280,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1464047                              .2500
      252,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1464431                              .2500
      221,051.58                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1464511                              .2500
      400,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000
1



      1464514                              .2500
      228,750.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1464517                              .2500
      231,200.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1464520                              .2500
      265,143.36                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1464528                              .2500
      148,100.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1464529                              .2500
      260,034.08                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1464530                              .2500
      328,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1464531                              .2500
      159,905.53                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            8.2950                         .0000

      1464536                              .2500
       88,400.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000
1



      1464545                              .2500
      401,250.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1464550                              .2500
      438,600.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1464553                              .2500
      183,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1464554                              .2500
      262,500.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1464558                              .2500
      335,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1464564                              .2500
      215,500.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1464568                              .2500
      224,867.16                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1464580                              .2500
      231,848.24                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000
1



      1464589                              .2500
      284,100.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1464628                              .2500
      284,822.85                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1464629                              .2500
      244,835.61                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1464638                              .2500
      600,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1464645                              .2500
      518,169.37                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1464646                              .2500
      350,761.90                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1464651                              .2500
      374,772.82                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1464666                              .2500
      556,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000
1



      1464675                              .2500
      332,358.66                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         1.1700
            8.4200                         .0000

      1464676                              .2500
      299,813.53                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1464688                              .2500
      213,072.77                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1464689                              .2500
      250,000.00                           .0800
            8.1000                         .0000
            7.8500                         .0000
            7.7700                          .5200
            7.7700                         .0000

      1464690                              .2500
      268,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1464691                              .2500
      499,697.10                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000

      1464692                              .2500
      230,400.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1464698                              .2500
      383,747.52                           .0800
            8.1000                         .0000
            7.8500                         .0000
            7.7700                          .5200
            7.7700                         .0000
1



      1464699                              .2500
      232,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1464706                              .2500
      273,000.00                           .0800
            8.1000                         .0000
            7.8500                         .0000
            7.7700                          .5200
            7.7700                         .0000

      1464744                              .2500
      268,528.66                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1464755                              .2500
      254,656.66                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1464805                              .2500
      315,000.00                           .0800
            8.0500                         .0000
            7.8000                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1464810                              .2500
      240,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1464812                              .2500
      296,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1464814                              .2500
      269,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.3450                         .0000
1



      1464818                              .2500
      280,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1464820                              .2500
      134,550.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1464855                              .2500
      225,167.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1464898                              .2500
      159,750.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1464900                              .2500
      199,869.17                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1464903                              .2500
      249,986.36                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1464904                              .2500
      310,450.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1464905                              .2500
      407,733.11                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000
1



      1464906                              .2500
      235,649.64                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1464907                              .2500
      354,773.63                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1464908                              .2500
      245,097.56                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1464909                              .2500
      435,699.94                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1464912                              .2500
      234,846.28                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1464913                              .2500
      177,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1464918                              .2500
      249,850.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1464920                              .2500
      148,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000
1



      1464921                              .2500
      360,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.4200                         .0000

      1464922                              .2500
      296,250.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.4200                         .0000

      1464923                              .2500
      271,303.49                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2950                         .0000

      1464924                              .2500
      260,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2950                         .0000

      1464925                              .2500
      261,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.4200                         .0000

      1464927                              .2500
      301,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1464928                              .2500
      271,900.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1464930                              .2500
      424,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000
1



      1464933                              .2500
      324,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1464934                              .2500
      277,600.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1464937                              .2500
      316,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1464940                              .2500
      497,500.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1464943                              .2500
      243,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1464945                              .2500
      229,853.34                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1464960                              .2500
      235,337.93                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1464961                              .2500
      261,673.17                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000
1



      1464962                              .2500
      269,045.12                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         1.1700
            8.4200                         .0000

      1464963                              .2500
      417,233.77                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1464966                              .2500
      231,140.82                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1464969                              .2500
      499,655.90                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1464970                              .2500
      272,538.99                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            8.2950                         .0000

      1464971                              .2500
      287,806.75                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1464972                              .2500
      345,767.84                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1464973                              .2500
      273,616.28                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000
1



      1464974                              .2500
      490,702.55                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000

      1464975                              .2500
      239,585.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1464976                              .2500
      242,848.96                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1464977                              .2500
      217,471.52                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            8.2950                         .0000

      1464978                              .2500
      334,786.38                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1464980                              .2500
      261,845.32                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            8.2950                         .0000

      1464981                              .2500
      355,761.12                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1464982                              .2500
      294,816.63                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000
1



      1464984                              .2500
      254,833.19                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1464985                              .2500
      299,808.70                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1464986                              .2500
      543,616.04                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.4200                         .0000

      1464987                              .2500
      555,645.45                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1464988                              .2500
      235,000.05                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1464989                              .2500
      494,884.22                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1464990                              .2500
      227,843.09                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1464991                              .2500
      296,795.60                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000
1



      1464992                              .2500
      340,282.87                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1464993                              .2500
      262,186.93                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1464994                              .2500
      295,806.38                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1464995                              .2500
      258,921.68                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1464996                              .2500
      466,502.33                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1464997                              .2500
      245,847.10                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1464998                              .2500
      205,069.15                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1464999                              .2500
      627,567.81                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000
1



      1465000                              .2500
      237,855.81                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000

      1465002                              .2500
      435,714.79                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1465003                              .2500
      391,256.65                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1465004                              .2500
      226,851.51                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1465005                              .2500
      329,784.12                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1465006                              .2500
      334,019.97                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1465007                              .2500
      331,771.51                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1465008                              .2500
      262,232.67                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000
1



      1465011                              .2500
      384,634.25                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         1.2950
            8.5450                         .0000

      1465012                              .2500
      279,130.79                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000

      1465014                              .2500
      373,755.35                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1465015                              .2500
      331,598.99                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000

      1465016                              .2500
      574,604.29                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1465018                              .2500
      220,102.21                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1465019                              .2500
      307,243.71                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1465022                              .2500
      279,821.45                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000
1



      1465023                              .2500
      333,520.31                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1465024                              .2500
      331,798.87                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000

      1465025                              .2500
      251,817.60                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2950                         .0000

      1465026                              .2500
      386,740.33                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1465027                              .2500
      579,610.83                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1465028                              .2500
      239,838.96                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1465029                              .2500
      342,975.49                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1465030                              .2500
      269,823.37                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000
1



      1465031                              .2500
      299,813.53                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1465032                              .2500
      412,250.11                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000

      1465033                              .2500
      258,639.14                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1465034                              .2500
      351,757.75                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1465035                              .2500
      206,967.93                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1465036                              .2500
      464,703.49                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1465038                              .2500
      349,782.45                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1465039                              .2500
      321,789.36                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000
1



      1465040                              .2500
      254,233.58                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1465041                              .2500
      231,163.44                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            8.2950                         .0000

      1465042                              .2500
      211,361.64                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1465043                              .2500
      306,599.30                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1465044                              .2500
      251,835.15                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1465045                              .2500
      553,273.15                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            8.2950                         .0000

      1465046                              .2500
      310,191.72                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1465047                              .2500
      321,978.26                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000
1



      1465049                              .5400
      332,403.63                           .0800
            8.6250                         .0000
            8.0850                         .0000
            8.0050                          .7550
            8.0050                         .0000

      1465050                              .5400
      327,421.05                           .0800
            9.0000                         .0000
            8.4600                         .0000
            8.3800                         1.1300
            8.3800                         .0000

      1465051                              .5400
      280,900.00                           .0800
            8.2500                         .0000
            7.7100                         .0000
            7.6300                          .3800
            7.6300                         .0000

      1465052                              .5400
      251,855.01                           .0800
            8.7500                         .0000
            8.2100                         .0000
            8.1300                          .8800
            8.1300                         .0000

      1465053                              .5400
      352,530.74                           .0800
            8.3750                         .0000
            7.8350                         .0000
            7.7550                          .5050
            7.7550                         .0000

      1465087                              .2500
      615,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1465088                              .2500
      224,608.80                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1465089                              .2500
      281,600.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000
1



      1465095                              .2500
      239,400.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1465096                              .2500
      216,100.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1465102                              .2500
      284,500.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1465106                              .2500
      216,750.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465120                              .2500
      611,250.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1465124                              .2500
      328,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465125                              .2500
      280,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1465130                              .2500
      296,820.07                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000
1



      1465132                              .2500
      328,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1465135                              .2500
      162,750.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1465136                              .2500
      560,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1465138                              .2500
      424,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1465139                              .2500
      240,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1465142                              .2500
      220,472.42                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.3450                         .0000

      1465143                              .2500
      280,408.18                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.3450                         .0000

      1465146                              .2500
      341,250.02                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000
1



      1465147                              .2500
      294,602.80                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465149                              .2500
      288,812.85                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465151                              .2500
      242,854.42                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465152                              .2500
      224,697.05                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465153                              .2500
      219,554.17                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465154                              .2500
      299,392.87                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465173                              .2500
      341,380.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465211                              .2500
      284,807.02                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000
1



      1465215                              .2500
      283,548.52                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1465219                              .2500
      275,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465221                              .2500
      240,261.91                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465223                              .2500
      243,070.76                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1465224                              .2500
      240,915.77                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1465225                              .2500
      222,126.18                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1465226                              .2500
      366,700.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465227                              .2500
      257,817.91                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000
1



      1465228                              .2500
      231,578.47                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.5950
            8.8450                         .0000

      1465243                              .2500
      615,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1465244                              .2500
      288,750.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465245                              .2500
      263,700.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1465247                              .2500
      228,614.95                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            8.2950                         .0000

      1465248                              .2500
      218,867.33                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000

      1465249                              .2500
      265,842.96                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            8.2950                         .0000

      1465250                              .2500
      260,941.83                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000
1



      1465251                              .2500
      203,879.56                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            8.2950                         .0000

      1465309                              .2500
      244,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1465314                              .2500
      219,856.08                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1465318                              .2500
      280,620.94                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465321                              .2500
      280,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1465322                              .2500
      254,820.01                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1465325                              .2500
      300,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465326                              .2500
      129,600.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000
1



      1465328                              .2500
      311,500.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465343                              .2500
      204,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1465344                              .2500
      148,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1465381                              .2500
      499,638.11                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2950                         .0000

      1465382                              .2500
      199,855.24                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.3450                         .0000

      1465384                              .2500
      230,253.08                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465386                              .2500
      249,827.08                           .0800
            7.8500                         .0000
            7.6000                         .0000
            7.5200                          .2700
            7.5200                         .0000

      1465387                              .2500
      291,023.59                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000
1



      1465388                              .2500
      272,057.84                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1465389                              .2500
      399,731.61                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465390                              .2500
      211,868.22                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1465391                              .2500
      169,894.33                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1465392                              .2500
      256,827.55                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465393                              .2500
       69,757.82                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1465395                              .2500
      399,731.61                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465396                              .2500
      118,626.30                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.3450                         .0000
1



      1465397                              .2500
       75,951.54                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465398                              .2500
      649,574.80                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1465399                              .2500
      245,243.33                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465400                              .2500
      223,857.16                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465401                              .2500
      281,841.90                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            8.5950                         .0000

      1465402                              .2500
       99,875.26                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1465403                              .2500
      296,829.13                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1465404                              .2500
      217,661.12                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000
1



      1465405                              .2500
      364,261.57                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1465406                              .2500
      460,497.89                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1465407                              .2500
      349,776.81                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465408                              .2500
      264,831.02                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465409                              .2500
      839,516.71                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1465410                              .2500
    1,000,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465411                              .2500
      245,443.38                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465412                              .2500
      486,346.23                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000
1



      1465413                              .2500
      400,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465415                              .2500
      649,563.86                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465416                              .2500
      704,514.82                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1465417                              .2500
      250,244.35                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1465419                              .2500
      564,648.82                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1465421                              .2500
      279,812.12                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465422                              .2500
      355,758.69                           .0800
            7.9500                         .0000
            7.7000                         .0000
            7.6200                          .3700
            7.6200                         .0000

      1465423                              .2500
      262,007.16                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2950                         .0000
1



      1465424                              .2500
      559,597.29                           .0800
            7.6570                         .0000
            7.4070                         .0000
            7.3270                          .0770
            7.3270                         .0000

      1465426                              .2500
      299,782.86                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2950                         .0000

      1465427                              .2500
      413,975.04                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1465428                              .2500
      241,839.26                           .0800
            8.0500                         .0000
            7.8000                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465431                              .2500
      359,770.44                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1465435                              .2500
       75,446.79                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465436                              .2500
      231,915.28                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1465437                              .2500
      298,799.37                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000
1



      1465438                              .2500
      119,919.48                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465439                              .2500
      144,664.53                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1465440                              .2500
      224,841.19                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1465441                              .2500
      149,159.58                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1465443                              .2500
      241,233.87                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1465445                              .2500
      211,358.08                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1465446                              .2500
      484,690.73                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465447                              .2500
      129,419.50                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000
1



      1465448                              .2500
       61,464.62                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         1.1700
            8.4200                         .0000

      1465449                              .2500
      303,222.69                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1465450                              .2500
      219,840.77                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.3450                         .0000

      1465451                              .2500
      199,884.92                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1465452                              .2500
      199,887.88                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         1.2950
            8.5450                         .0000

      1465453                              .2500
       99,934.58                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1465454                              .2500
      252,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465455                              .2500
       38,472.83                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000
1



      1465456                              .2500
      765,486.03                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465457                              .2500
      160,918.63                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465458                              .2500
      219,844.72                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1465459                              .2500
      648,574.80                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1465460                              .2500
      267,815.56                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1465461                              .2500
      156,897.27                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1465462                              .2500
      370,275.25                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1465463                              .2500
      539,655.66                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000
1



      1465465                              .2500
      355,751.25                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1465466                              .2500
       86,691.70                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1465467                              .2500
      156,145.16                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465468                              .2500
      264,843.54                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1465469                              .2500
      338,578.37                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1465470                              .2500
      397,719.10                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1465471                              .2500
      256,827.55                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465472                              .2500
      139,565.82                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000
1



      1465473                              .2500
       78,697.16                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465474                              .2500
       76,953.35                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000

      1465475                              .2500
      231,840.33                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1465476                              .2500
      175,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1465477                              .2500
      119,173.95                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465478                              .2500
      136,500.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1465480                              .2500
      458,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000

      1465481                              .2500
      125,527.73                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000
1



      1465482                              .2500
      149,901.87                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1465483                              .2500
      112,927.94                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465484                              .2500
      215,869.14                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1465485                              .2500
      639,548.29                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1465486                              .2500
      343,807.15                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            8.5950                         .0000

      1465487                              .2500
       94,942.45                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1465488                              .2500
      231,359.75                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1465489                              .2500
      101,842.59                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000
1



      1465490                              .2500
      146,109.12                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1465491                              .2500
      234,853.93                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1465492                              .2500
      107,126.22                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1465493                              .2500
      249,832.26                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465494                              .2500
      261,220.03                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1465495                              .2500
      231,852.06                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465497                              .2500
      109,057.17                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1465499                              .2500
      234,857.63                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000
1



      1465500                              .2500
      272,512.32                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1465501                              .2500
      323,793.39                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465502                              .2500
       75,949.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465503                              .2500
      124,126.67                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1465504                              .2500
      104,936.39                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1465505                              .2500
      247,841.85                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465506                              .2500
      248,787.22                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1465507                              .2500
       51,970.08                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000
1



      1465508                              .2500
       77,956.26                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            8.5950                         .0000

      1465509                              .2500
      139,919.45                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1465510                              .2500
      213,866.98                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1465511                              .2500
      131,168.42                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1465512                              .2500
      256,590.41                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1465513                              .2500
       79,948.98                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465514                              .2500
      139,901.19                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.4200                         .0000

      1465515                              .2500
       57,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000
1



      1465516                              .2500
      369,787.13                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1465517                              .2500
      283,814.22                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1465518                              .2500
      283,804.55                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1465519                              .2500
      215,351.69                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1465520                              .2500
      227,743.15                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1465522                              .2500
      999,439.38                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            8.5950                         .0000

      1465523                              .2500
      111,835.27                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1465524                              .2500
       74,946.88                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000
1



      1465525                              .2500
      116,923.46                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1465526                              .2500
      121,422.52                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465527                              .2500
      104,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1465529                              .2500
      260,653.10                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465531                              .2500
      285,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1465532                              .2500
      282,924.04                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1465533                              .2500
       99,936.23                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465534                              .2500
       68,400.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000
1



      1465535                              .2500
       99,932.90                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465536                              .2500
       45,500.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            8.5950                         .0000

      1465537                              .2500
      141,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.3450                         .0000

      1465538                              .2500
      114,933.83                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1465539                              .2500
      359,764.51                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1465540                              .2500
       70,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1465541                              .2500
      631,553.94                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1465542                              .2500
      649,595.99                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000
1



      1465543                              .2500
      369,757.97                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1465544                              .2500
       92,940.70                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465545                              .2500
      389,775.62                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1465546                              .2500
      378,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1465547                              .2500
      256,755.97                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            8.5950                         .0000

      1465577                              .2500
      600,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1465578                              .2500
      347,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1465595                              .2500
      219,866.72                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000
1



      1465633                              .2500
      265,334.97                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1465639                              .2500
      240,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465645                              .2500
      220,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465657                              .2500
      315,803.59                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1465680                              .2500
      340,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1465681                              .2500
      247,500.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1465682                              .2500
      270,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1465690                              .2500
      155,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000
1



      1465692                              .2500
      394,748.13                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1465693                              .2500
      360,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1465699                              .2500
      250,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1465702                              .2500
      311,200.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1465706                              .2500
      363,736.55                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.3450                         .0000

      1465715                              .2500
      369,770.02                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1465716                              .2500
      349,771.05                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1465718                              .2500
      243,036.81                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000
1



      1465720                              .2500
      272,816.82                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1465722                              .2500
      392,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1465723                              .2500
      247,400.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1465725                              .2500
      308,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1465727                              .2500
      260,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1466169                              .2500
      215,239.80                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1466170                              .2500
      324,398.03                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1466171                              .2500
      235,273.07                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000
1



      1466172                              .2500
      299,886.50                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1466173                              .2500
      219,852.39                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1466174                              .2500
      256,327.89                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1466175                              .2500
      340,293.73                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1466176                              .2500
      257,967.80                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1466177                              .2500
      234,630.06                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.3450                         .0000

      1466178                              .2500
      327,285.77                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1466182                              .2500
      220,847.91                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000
1



      1466183                              .2500
      369,745.37                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1466184                              .2500
      326,091.93                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1466185                              .2500
      254,087.87                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1466187                              .2500
      270,090.68                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1466188                              .2500
      179,890.95                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1466189                              .2500
      105,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1466191                              .2500
      242,079.44                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1466192                              .2500
      137,512.26                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000
1



      1466193                              .2500
      240,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1466194                              .2500
      279,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1466195                              .2500
      253,820.73                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1466196                              .2500
       57,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1466198                              .2500
      348,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.3450                         .0000

      1466199                              .2500
      300,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1466200                              .2500
      302,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1466201                              .2500
      315,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000
1



      1466202                              .2500
      210,300.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.3450                         .0000

      1466312                              .2500
      217,321.53                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1466326                              .2500
       74,952.18                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1466333                              .2500
      244,179.04                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1466349                              .2500
      513,750.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1466351                              .2500
      209,600.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1466374                              .2500
      223,853.48                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1466375                              .2500
      250,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000
1



      1466376                              .2500
      260,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1466378                              .2500
      318,700.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1466387                              .2500
      300,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1466401                              .2500
      850,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1466402                              .2500
      247,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1466408                              .2500
      263,323.20                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1466411                              .2500
      222,746.60                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1466412                              .2500
      240,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2950                         .0000
1



      1466413                              .2500
      222,542.82                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.4200                         .0000

      1466414                              .2500
      303,200.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1466415                              .2500
      279,200.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1466421                              .2500
      257,200.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1466422                              .2500
      292,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1466423                              .2500
      118,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1466425                              .2500
      222,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1466433                              .2500
      336,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.3450                         .0000
1



      1466434                              .2500
      433,600.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1466441                              .2500
      261,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1466444                              .2500
      224,641.34                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.4200                         .0000

      1466447                              .2500
      469,676.55                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1466452                              .2500
      249,832.25                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1466454                              .2500
      225,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1466456                              .2500
      379,738.49                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1466463                              .2500
      286,807.43                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000
1



      1466464                              .2500
      214,900.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1466468                              .2500
      299,788.26                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.4200                         .0000

      1466474                              .2500
      303,001.66                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1466479                              .2500
      406,234.09                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1466480                              .2500
      412,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1466482                              .2500
      335,785.74                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1466484                              .2500
      108,935.64                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1466487                              .2500
      430,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000
1



      1466490                              .2500
      302,116.87                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1466492                              .2500
      270,568.33                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1466497                              .2500
      289,800.43                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1466502                              .2500
      232,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1466506                              .2500
      213,170.77                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1466508                              .2500
       85,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1466512                              .2500
      300,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1466513                              .2500
      286,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000
1



      1466525                              .2500
      216,254.80                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1466527                              .2500
      294,192.21                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.4200                         .0000

      1466537                              .2500
      211,442.80                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1466540                              .2500
      448,398.93                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1466548                              .2500
      336,856.09                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.4200                         .0000

      1466553                              .2500
      239,843.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1466563                              .2500
      231,750.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1466567                              .2500
      311,396.17                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000
1



      1466570                              .2500
      308,437.59                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1466577                              .2500
      236,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1466578                              .2500
      270,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1466589                              .2500
      202,700.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1466590                              .2500
      245,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1466591                              .2500
      275,750.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1466600                              .2500
      275,000.00                           .0800
            8.4500                         .0000
            8.2000                         .0000
            8.1200                          .8700
            8.1200                         .0000

      1466601                              .2500
      214,900.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000
1



      1466602                              .2500
      350,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1466603                              .2500
      188,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1466607                              .2500
      255,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1466609                              .2500
      204,400.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1466610                              .2500
      301,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1466632                              .2500
      350,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1466634                              .2500
      257,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1466636                              .2500
      225,695.70                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000
1



      1466644                              .2500
      399,724.72                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1466652                              .2500
      374,741.93                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1466654                              .2500
      394,741.61                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1466657                              .2500
      264,326.98                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1466658                              .2500
      227,685.15                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1466659                              .2500
      294,807.03                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1466661                              .2500
      650,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1466662                              .2500
      245,668.78                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000
1



      1466664                              .2500
      304,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1466668                              .2500
      218,854.92                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1466669                              .2500
      245,237.33                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1466715                              .2500
       72,100.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1466716                              .2500
      280,500.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1466717                              .2500
      268,800.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1466719                              .2500
      240,750.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1466722                              .2500
      141,600.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000
1



      1466727                              .2500
      264,750.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1466739                              .2500
      300,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1466744                              .2500
      182,400.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1466746                              .2500
      306,588.86                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1466750                              .2500
      301,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1466788                              .2500
      228,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1466807                              .2500
      110,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1466848                              .2500
      340,200.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000
1



      1466853                              .2500
      423,289.92                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1466865                              .2500
       44,969.03                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1466903                              .2500
      460,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1466913                              .2500
       70,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1466918                              .2500
       64,907.95                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1466932                              .2500
      255,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1466937                              .2500
      222,400.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1466942                              .2500
      293,450.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000
1



      1466954                              .2500
      225,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1466956                              .2500
      240,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1466957                              .2500
      403,500.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1466983                              .2500
      233,011.81                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1466984                              .2500
      234,233.94                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         2.3450
            9.5950                         .0000

      1466985                              .2500
      243,846.18                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         2.3450
            9.5950                         .0000

      1466986                              .2500
      230,284.62                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1466987                              .2500
      293,960.98                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000
1



      1466988                              .2500
      149,906.77                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1466989                              .2500
      137,916.40                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1466990                              .2500
      315,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         1.4700
            8.7200                         .0000

      1466993                              .2500
      272,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1467032                              .2500
      247,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1467041                              .2500
       56,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1467054                              .2500
      246,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1467074                              .2500
      245,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.4200                         .0000
1



      1467100                              .2500
      198,750.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1467124                              .2500
      251,946.66                           .0800
            8.3400                         .0000
            8.0900                         .0000
            8.0100                          .7600
            8.0100                         .0000

      1467416                              .2500
       84,942.97                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1467417                              .2500
      477,605.82                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         1.2950
            8.5450                         .0000

      1467418                              .2500
      247,837.78                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1467419                              .2500
      236,406.70                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1467420                              .2500
       39,950.10                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1467421                              .2500
      569,192.80                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000
1



      1467422                              .2500
      199,878.84                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1467423                              .2500
       64,956.38                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1467425                              .2500
       96,600.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1467427                              .2500
      230,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1467428                              .2500
      448,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1467429                              .2500
      250,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1467430                              .2500
      450,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1467431                              .2500
      396,050.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000
1



      1467434                              .2500
      479,999.99                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1467435                              .2500
      370,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1467436                              .2500
      342,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1467437                              .2500
      727,500.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1467438                              .2500
      232,031.27                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         1.4200
            8.6700                         .0000

      1467439                              .2500
      800,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.4200                         .0000

      1467440                              .2500
      320,000.00                           .0800
            7.7200                         .0000
            7.4700                         .0000
            7.3900                          .1400
            7.3900                         .0000

      1467441                              .2500
      613,977.17                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000
1



      1467443                              .2500
      240,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1467444                              .2500
      340,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1467446                              .2500
      214,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1467447                              .2500
       86,197.75                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1467448                              .2500
      377,776.83                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1467449                              .2500
       95,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1467450                              .2500
      348,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1467451                              .2500
      227,500.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            8.5950                         .0000
1



      1467452                              .2500
      629,598.27                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1467453                              .2500
      375,855.96                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1467455                              .2500
      173,200.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1467456                              .2500
       65,770.05                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1467457                              .2500
      185,981.33                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1467458                              .2500
      299,798.70                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1467459                              .2500
      299,803.74                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1467460                              .2500
      133,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000
1



      1467461                              .2500
      500,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1467462                              .2500
       83,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1467463                              .2500
      248,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1467464                              .2500
      164,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1467465                              .2500
      119,895.58                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1467466                              .2500
      220,780.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1467467                              .2500
      238,500.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1467468                              .2500
      131,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000
1



      1467469                              .2500
      184,732.12                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1467470                              .2500
      460,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1467471                              .2500
      263,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1467472                              .2500
      227,500.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1467473                              .2500
       22,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1467474                              .2500
      285,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1467475                              .2500
      310,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1467477                              .2500
      182,250.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000
1



      1467478                              .2500
      319,450.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1467479                              .2500
      334,791.77                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1467480                              .2500
      495,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1467481                              .2500
      101,250.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1467482                              .2500
      294,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1467483                              .2500
      260,100.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1467484                              .2500
       80,698.51                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1467485                              .2500
      225,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000
1



      1467486                              .2500
      289,300.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1467487                              .2500
      543,750.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1467488                              .2500
       94,500.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1467489                              .2500
      235,250.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1467490                              .2500
      222,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1467491                              .2500
       87,750.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            8.5950                         .0000

      1467492                              .2500
      240,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1467493                              .2500
       99,100.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000
1



      1467494                              .2500
      250,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1467496                              .2500
      241,600.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1467497                              .2500
      213,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1467503                              .2500
      243,048.83                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1467513                              .2500
      310,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         1.0950
            8.3450                         .0000

      1467523                              .2500
      343,763.26                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1467548                              .2500
      420,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1467587                              .2500
      280,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000
1



      1467597                              .2500
      336,914.28                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1467610                              .2500
      289,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1467647                              .2500
      240,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1467701                              .2500
      540,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1467733                              .2500
      272,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1467739                              .2500
      235,800.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1467747                              .2500
      303,750.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1467782                              .2500
      787,500.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000
1



      1467799                              .2500
      297,138.27                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000

      1467802                              .2500
      259,500.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1467807                              .2500
      252,347.03                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1467819                              .2500
      461,250.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1467836                              .2500
      309,781.20                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1467847                              .2500
      360,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.3450                         .0000

      1467854                              .2500
      167,100.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1467857                              .2500
       63,000.00                           .0800
            8.2250                         .0000
            7.9750                         .0000
            7.8950                          .6450
            7.8950                         .0000
1



      1467858                              .2500
       72,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1467859                              .2500
       85,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1467860                              .2500
       90,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1467861                              .2500
       29,900.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1467862                              .2500
      200,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            8.2950                         .0000

      1467863                              .2500
       40,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1467867                              .2500
      146,250.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1467868                              .2500
       90,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000
1



      1467869                              .2500
      142,500.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1467870                              .2500
       43,900.00                           .0800
            8.1000                         .0000
            7.8500                         .0000
            7.7700                          .5200
            7.7700                         .0000

      1467873                              .2500
      137,625.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1467874                              .2500
      346,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000

      1467875                              .2500
       89,600.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1467880                              .2500
       92,800.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1467882                              .2500
       71,200.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1467883                              .2500
      100,000.00                           .0800
            8.1500                         .0000
            7.9000                         .0000
            7.8200                          .5700
            7.8200                         .0000
1



      1467885                              .2500
       85,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.4200                         .0000

      1467888                              .2500
       50,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000

      1467889                              .2500
      190,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1467891                              .2500
      155,400.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         1.0450
            8.2950                         .0000

      1467892                              .2500
       75,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000

      1467894                              .2500
      201,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1467895                              .2500
      140,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1467898                              .2500
       70,000.00                           .0800
            8.1000                         .0000
            7.8500                         .0000
            7.7700                          .5200
            7.7700                         .0000
1



      1467899                              .2500
      135,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1467900                              .2500
      284,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1467901                              .2500
       84,500.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1467904                              .2500
      105,900.00                           .0800
            8.2000                         .0000
            7.9500                         .0000
            7.8700                          .6200
            7.8700                         .0000

      1467905                              .2500
       83,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000

      1467906                              .2500
      120,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1467907                              .2500
      364,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .2950
            7.5450                         .0000

      1467910                              .2500
       80,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000
1



      1467911                              .2500
       80,000.00                           .0800
            7.9500                         .0000
            7.7000                         .0000
            7.6200                          .3700
            7.6200                         .0000

      1467912                              .2500
      225,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1467913                              .2500
      100,000.00                           .0800
            7.9500                         .0000
            7.7000                         .0000
            7.6200                          .3700
            7.6200                         .0000

      1467916                              .2500
       92,900.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1467918                              .2500
      480,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000

      1467922                              .2500
       78,500.00                           .0800
            7.9500                         .0000
            7.7000                         .0000
            7.6200                          .3700
            7.6200                         .0000

      1467924                              .2500
       80,000.00                           .0800
            8.1000                         .0000
            7.8500                         .0000
            7.7700                          .5200
            7.7700                         .0000

      1467926                              .2500
      125,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000
1



      1467927                              .2500
      129,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .9200
            8.1700                         .0000

      1467928                              .2500
       84,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1467929                              .2500
      344,000.00                           .0800
            7.9500                         .0000
            7.7000                         .0000
            7.6200                          .3700
            7.6200                         .0000

      1467930                              .2500
      212,300.00                           .0800
            7.9000                         .0000
            7.6500                         .0000
            7.5700                          .3200
            7.5700                         .0000

      1467931                              .2500
      102,000.00                           .0800
            7.9000                         .0000
            7.6500                         .0000
            7.5700                          .3200
            7.5700                         .0000

      1467933                              .2500
      222,300.00                           .0800
            7.8500                         .0000
            7.6000                         .0000
            7.5200                          .2700
            7.5200                         .0000

      1467934                              .2500
       60,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1467935                              .2500
      106,600.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.4200                         .0000
1



      1467936                              .2500
      465,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1467937                              .2500
      120,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1467938                              .2500
      115,500.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1467940                              .2500
      118,500.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .7950
            8.0450                         .0000

      1467941                              .2500
      118,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.4200                         .0000

      1467942                              .2500
      238,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .1700
            7.4200                         .0000

      1467943                              .2500
      289,600.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

      1467944                              .2500
       86,500.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .6700
            7.9200                         .0000
1



      1467945                              .2500
      264,000.00                           .0800
            7.9500                         .0000
            7.7000                         .0000
            7.6200                          .3700
            7.6200                         .0000

      1467946                              .2500
       73,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1467968                              .2500
      224,400.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1467972                              .2500
      250,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1467973                              .2500
      227,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1467976                              .2500
      387,333.26                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1468006                              .2500
      140,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0950
            7.3450                         .0000

      1468097                              .2500
      214,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000
1



      1468107                              .2500
      650,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1468132                              .2500
      230,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1468138                              .2500
      251,829.18                           .0300
            7.9500                         .0000
            7.7000                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1468140                              .2500
      351,761.40                           .0300
            7.9500                         .0000
            7.7000                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1468144                              .2500
      272,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1468153                              .2500
      278,718.49                           .0300
            8.1500                         .0000
            7.9000                         .0000
            7.8700                          .6200
            7.8700                         .0000

      1468155                              .2500
      340,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1468158                              .2500
      224,507.98                           .0300
            8.3000                         .0000
            8.0500                         .0000
            8.0200                          .7700
            8.0200                         .0000
1



      1468163                              .2500
      280,000.00                           .0300
            8.1500                         .0000
            7.9000                         .0000
            7.8700                          .6200
            7.8700                         .0000

      1468172                              .2500
      229,829.39                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2950                         .0000

      1468216                              .2500
      283,300.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1468264                              .2500
      345,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .8450
            8.0950                         .0000

      1468305                              .2500
      116,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .4700
            7.7200                         .0000

      1468517                              .2500
      445,150.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1468518                              .2500
      198,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .5950
            7.8450                         .0000

      1468521                              .2500
      277,713.53                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000
1



      1468526                              .2500
      249,500.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .2200
            7.4700                         .0000

      1468537                              .2500
      227,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .9700
            8.2200                         .0000

      1468545                              .2500
      270,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         1.2200
            8.4700                         .0000

      1468551                              .2500
      215,405.37                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1468555                              .2500
      110,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .3450
            7.5950                         .0000

      1468557                              .2500
      214,700.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1468647                              .2500
      179,400.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .7200
            7.9700                         .0000

      1469024                              .2500
      207,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         1.3450
            8.5950                         .0000
1



      1469038                              .2500
      301,177.79                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1469040                              .2500
      339,049.67                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .4200
            7.6700                         .0000

      1469065                              .2500
      197,851.78                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0450
            7.2950                         .0000

      1469689                              .2500
      416,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .5450
            7.7950                         .0000

  TOTAL NUMBER OF LOANS:     1210
  TOTAL BALANCE........:        355,544,080.30




  RUN ON     : 01/25/96            RFC DISCLOSURE SYSTEM
RFFSDFIX-01
  AT         : 15.39.03            INITIAL SECURITY FEES
AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S3      FIXED SUMMARY REPORT
CUTOFF : 01/01/96
  POOL       : 0004191
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM
    TO

-----------------------------------------------------------------
--------------
  ORIG RATE                             8.1937            7.6000
   9.8750
  RFC NET RATE                          7.9438            7.3500
   9.6250
  NET MTG RATE(INVSTR RATE)             7.8999            7.2700
   9.5950
  POST STRIP RATE                       7.8999            7.2700
   9.5950
  SUB SERV FEE                           .2499             .1250
    .5400
  MSTR SERV FEE                          .0439             .0300
    .0800
  ALL EXP                                .0000             .0000
    .0000
  MISC EXP                               .0000             .0000
    .0000
  SPREAD                                 .6499             .0200
   2.3450
  STRIP                                  .0000             .0000
    .0000







  TOTAL NUMBER OF LOANS:  1210
  TOTAL BALANCE........:     355,544,080.30


                             ***************************
                             *      END OF REPORT      *
                             ***************************




                       EXHIBIT G

           FORM OF SELLER/SERVICER CONTRACT


     This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _________ day of _______, 19____, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and,
together with Residential Funding, the "parties" and each, individually, a "party").

     WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and
Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

     NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.   Incorporation of Guides by Reference.

     The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential
Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.   Amendments.

     This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.   Representations and Warranties.

     a.   Reciprocal Representations and Warranties.

          The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

          (1)  Each party is duly organized, validly
               existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the
               Guides and under such other agreements.

          (2)  This Contract has been duly authorized,
               executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

          (3)  There is no action, proceeding or
               investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

          (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

     b. Seller/Servicer's Representations, Warranties and Covenants.

          In addition to the representations,
          warranties and covenants made by the
          Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential
          Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.   Remedies of Residential Funding.

     If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.   Seller/Servicer's Status as Independent
Contractor.

     At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding.
The Seller/Servicer shall, at all times, act as an independent contractor.

6.   Prior Agreements Superseded.

     This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.   Assignment.

     This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding.
Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.   Notices.

     All notices, requests, demands or other
communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:







     Attention:

     Telefacsimile Number:  (___) ___-____

9.   Jurisdiction and Venue.

     Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.  Miscellaneous.

     This Contract, including all documents
incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.
     IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                       SELLER/SERVICER

[Corporate Seal]


                                        (Name of
Seller/Servicer)

By:                           By:
     (Signature)                        (Signature)


                              By:
     (Typed Name)                       (Typed Name)


Title:                             Title:





ATTEST:                       RESIDENTIAL FUNDING
CORPORATION

By:                           By:
     (Signature)                        (Signature)


                              By:
     (Typed Name)                       (Typed Name)


Title:                             Title:

                       EXHIBIT H
             FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:       REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)    Mortgage
Loan Prepaid in Full
                                   Mortgage Loan
Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing
Agreement."


Residential Funding Corporation
Authorized Signature

*******************************************************
*********

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

          Enclosed Documents: [ ] Promissory Note
                              [ ] Primary Insurance
Policy
                              [ ] Mortgage or Deed of
Trust
                              [ ] Assignment(s) of
Mortgage or Deed of Trust
                              [ ] Title Insurance
Policy
                              [ ] Other:



Name

Title

Date
                      EXHIBIT I-1

       FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF       )
               : ss.:
COUNTY OF )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage
Pass-Through Certificates, Series 1996-S3, Class R (the
"Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he makes this affidavit and agreement.

          2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"),
(ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

          3.  That the Owner is aware (i) of the tax
that would be imposed on transfers of Class R
Certificates to disqualified organizations under the Code, that applies to all transfers of Class R
Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

          4.  That the Owner is aware of the tax
imposed on a "pass-through entity" holding Class R
Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          5. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement
Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other
Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

          6. That the Owner is aware that the Trustee will not register the transfer of any Class R
Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          7.  That the Owner has reviewed the
restrictions set forth on the face of the Class R
Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause
(iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The
Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R
Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

          9.  The Owner's Taxpayer Identification
Number is ______________.

          10.  This affidavit and agreement relates
only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates.
The Owner understands that the liabilities described herein relate only to the Class R Certificates.

          11. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

          12.  That the Owner has no present knowledge
or expectation that it will be unable to pay any United
States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R
Certificate.

          13.  That the Owner has no present knowledge
or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

          14.  The Owner is a citizen or resident of
the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                              [NAME OF OWNER]


                              By:
                              [Name of Officer]
                              [Title of Officer]
[Corporate Seal]

ATTEST:



[Assistant] Secretary



          Personally appeared before me the above-named
[Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this ____ day of ________________, 199__.




                              NOTARY PUBLIC

                              COUNTY OF
                              STATE OF
                              My Commission expires the
                              ____ day of
                              _______________, 19__.

                      EXHIBIT I-2

            FORM OF TRANSFEROR CERTIFICATE


                             __________________, 19___


Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Bankers Trust Company
Four Albany Street
New York, New York 10006
Attention:  Residential Funding Corporation Series
1996-S3

         Re:  Mortgage Pass-Through Certificates,
              Series 1996-S3, Class R

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by _______________________________
(the "Seller") to _______________________________ (the
"Purchaser") of $_____________ Initial Certificate
Principal Balance of Mortgage Pass-Through
Certificates, Series 1996-S3, Class R (the
"Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement"), dated as of January 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding
Corporation, as master servicer, and Bankers Trust
Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing
Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

         2.   The Seller understands that the
Purchaser has delivered to the Trustee and the Master
Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as
Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.

         3.   The Seller has at the time of the
transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United
States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

         4.   The Seller has no actual knowledge that
the proposed Transferee is not both a United States
Person and a Permitted Transferee.

                                Very truly yours,




                                (Seller)


                                By:
                                Name:
                                Title:

                       EXHIBIT J

        FORM OF INVESTOR REPRESENTATION LETTER

                        ______________, 19___

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Residential Funding Corporation Series
1996-S3

         RE:  Mortgage Pass-Through Certificates,
              Series 1996-S3, Class B-

Ladies and Gentlemen:

         _________________________ (the "Purchaser")
intends to purchase from ___________________________
(the "Seller") $_____________ Initial Certificate
Principal Balance of Mortgage Pass-Through
Certificates, Series 1996-S3, Class __ (the
"Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated as of January 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding
Corporation, as master servicer, and Bankers Trust
Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing
Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

              1.     The Purchaser understands that
         (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the
         "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the
         Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

              2.     The Purchaser is acquiring the
         Certificates for its own account for
         investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

              3.     The Purchaser is (a) a
         substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates,
         (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

              4.     The Purchaser has been furnished
         with, and has had an opportunity to review
         (a) [a copy of the Private Placement
         Memorandum, dated ___________________, 19__,
         relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b]
         [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private
         Placement Memorandum (the "Memorandum")
         relating to the original sale (the "Original
         Sale") of the Certificates by the Company, the Purchaser acknowledges that such
         Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with
         (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

              5.     The Purchaser has not and will
         not nor has it authorized or will it
         authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

              6.     The Purchaser is not an employee
         benefit or other plan subject to the
         prohibited transaction provisions of the
         Employee Retirement Income Security Act of
         1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, a named fiduciary or a trustee of any such plan, or any other person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan, and understands that registration of transfer of any Certificate to any such plan, or to any person acting on behalf of or purchasing any Certificate with "plan assets" of any such plan, may not be made unless such plan or person delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of a Certificate by, on behalf of, or with "plan assets" of any such plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section
         406 of ERISA or Section 4975 of the Code, and will not subject the Company, the Master
         Servicer or the Trustee to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

              7.     The Purchaser is not a non-United
         States person.

                                Very truly yours,







                                By:
                                Name:
                                Title:

                       EXHIBIT K

       FORM OF TRANSFEROR REPRESENTATION LETTER




                                 , 19


Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention: Residential Funding Corporation Series 1996-
S3

         Re:  Mortgage Pass-Through Certificates,
              Series 1996-S3, Class B-

Ladies and Gentlemen:

         In connection with the sale by
(the "Seller") to                    (the "Purchaser")
of $            Initial Certificate Principal Balance
of Mortgage Pass-Through Certificates, Series 1996-S3,
Class   (the "Certificates"), issued pursuant to the
Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement"), dated as of January 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding
Corporation, as master servicer, and Bankers Trust
Company, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the
"Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The
Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate.
The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing
Agreement.

                        Very truly yours,



                        (Seller)



                        By:
                        Name:
                        Title:

                       EXHIBIT L

     [FORM OF RULE 144A INVESTMENT REPRESENTATION]


Description of Rule 144A Securities, including numbers:
    _______________________________________________
    _______________________________________________
    _______________________________________________
    _______________________________________________


         The undersigned  seller, as registered holder
(the "Seller"), intends to transfer the Rule 144A
Securities described above to the undersigned buyer
(the "Buyer").

         1.  In connection with such transfer and in
accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A
Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A
Securities under the Securities Act of 1933, as amended
(the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A
Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

         2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master
Servicer (as defined in the Pooling and Servicing
Agreement (the "Agreement"), dated as of January 1,
1996 among Residential Funding Corporation as Master
Servicer, Residential Funding Mortgage Securities I,
Inc. as depositor pursuant to Section 5.02 of the Agreement and Bankers Trust Company as trustee, as follows:

              a.  The Buyer understands that the Rule
    144A Securities have not been registered under the 1933 Act or the securities laws of any state.

              b.  The Buyer considers itself a
    substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

              c.  The Buyer has been furnished with
    all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

              d.  Neither the Buyer nor anyone acting
    on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A
    Securities, any interest in the Rule 144A
    Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A
    Securities, any interest in the Rule 144A
    Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule
    144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A
    Securities a violation of Section 5 of the 1933
    Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

              e.  The Buyer is a "qualified
    institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The
    Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

         [3. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee, Master
Servicer and the Company that either (1) the Buyer is
(A) not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security
Act of 1974, as amended ("ERISA")), or a plan (within the meaning of Section 4975(e)(1) of the Internal
Revenue Code of 1986 ("Code")), which (in either case) is subject to ERISA or Section 4975 of the Code (both a "Plan"), and (B) is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of a Plan, or (2) the Buyer understands that registration of transfer of any Rule 144A Securities to any Plan, or to any Person acting on behalf of or purchasing any Certificate with "plan assets of any Plan, will not be made unless such Plan or Person delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of the Rule 144A Securities by, on behalf of or with "plan assets" of such Plan would not constitute or result in a prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code, and would not subject the Company, the Master Servicer or the Trustee to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.]

         4.  This document may be executed in one or
more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.




Print Name of Seller                         Print Name
of Buyer

By:                                By:

Name:                              Name:
Title:                             Title:

Taxpayer Identification:             Taxpayer
Identification:

No.                                No.


Date:                              Date:





                  ANNEX 1 TO EXHIBIT L


QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE
144A

[For Buyers Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

       1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice
President or other executive officer of the Buyer.

       2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis
$______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

  ___  Corporation, etc.  The Buyer is a corporation
       (other than a bank, savings and loan
       association or similar institution),
       Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal
       Revenue Code.

  ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

  ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least
       $25,000,000 as demonstrated in its latest annual financial statements.

  ___  Broker-Dealer.  The Buyer is a dealer
       registered pursuant to Section 15 of the Securities Exchange Act of 1934.

  ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

  ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

  ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of
       1974.

  ___  Investment Adviser.   The Buyer is an
       investment adviser registered under the
       Investment Advisers Act of 1940.

  ___  SBIC.  The Buyer is a Small Business Investment
       Company licensed by the U.S. Small Business
       Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

  ___ Business Development Company. The Buyer is a business development company as defined in
       Section 202(a)(22) of the Investment Advisers
       Act of 1940.

  ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement
       Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

       3.      The term "securities" as used herein
does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

       4.      For purposes of determining the
aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

       5.      The Buyer acknowledges that it is
familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___   ___         Will the Buyer be purchasing the
Rule 144A
  Yes   No          Securities only for the Buyer's own
account?

       6.      If the answer to the foregoing question
is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

       7.      The Buyer will notify each of the
parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.



                         Print Name of Buyer

                         By:

                         Name:

                         Title:


                         Date:


                    ANNEX 2 TO EXHIBIT L


QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE
144A

 [For Buyers That Are Registered Investment Companies]


          The undersigned hereby certifies as follows in connection with the Rule 144A Investment
Representation to which this Certification is attached:

           1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice
President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933
("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least
$100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____      The Buyer owned $___________________ in
          securities (other than the excluded
          securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____      The Buyer is part of a Family of Investment
          Companies which owned in the aggregate
          $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3.   The term "Family of Investment
Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4.   The term "securities" as used herein
does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's
Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations,
(iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.
In addition, the Buyer will only purchase for the Buyer's own account.

          6.   The undersigned will notify each of the
parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice, the Buyer's purchase of Rule 144A
Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                              Print Name of Buyer


                              By:

                              Name:

                              Title:


                              IF AN ADVISER:



                              Print Name of Buyer


                              Date:







                       EXHIBIT M

      [Text of Amendment to Pooling and Servicing
     Agreement Pursuant to Section 11.01(e) for a
                   Limited Guaranty]


                      ARTICLE XII

Subordinate Certificate Loss Coverage; Limited Guaranty

          Section 12.01.  Subordinate Certificate Loss
Coverage; Limited Guaranty.  (a) Subject to subsection
(c) below, prior to the later of the third Business Day prior to each Distribution Date or the related
Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses,
Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related
Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section
4.02(a).

          (b)  Subject to subsection (c) below, prior
to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard
Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section
4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B
Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of Section 4.05.
Excess Special Hazard Losses, Excess Fraud Losses,
Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

          (c)  Demands for payments pursuant to this
Section shall be made prior to the later of the third
Business Day prior to each Distribution Date or the
related Determination Date by the Master Servicer with
written notice thereof to the Trustee.  The maximum
amount that Residential Funding shall be required to
pay pursuant to this Section on any Distribution Date
(the "Amount Available") shall be equal to the lesser
of (X)                  minus the sum of (i) all
previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate
Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section
12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

          (d)  The Trustee will promptly notify General
Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty
(the "Limited Guaranty"), executed by General Motors
Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount
Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution
Date for such month, with a copy to the Master
Servicer.

          (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B
Certificateholders.

          (f)  The Company shall have the option, in
its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate
Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute
Limited Guaranty or Subordinate Certificate Loss
Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate
Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate
Loss Obligation (if not supported by the Limited
Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General
Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors
Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of
(a) the then-current rating assigned to the Class B
Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited
Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

          Section 12.02.  Amendments Relating to the
Limited Guaranty.  Notwithstanding Sections 11.01 or
12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited
Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master
Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master
Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class
B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless
(A) the Holder of 100% of the Class B Certificates is
Residential Funding or an Affiliate of Residential
Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section
11.01(e) and, provided further that the Company obtains, in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate
Certificate Loss Obligation), an Opinion of Counsel
(which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.
A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                       EXHIBIT N

              [Form of Limited Guaranty]

                   LIMITED GUARANTY

    RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

          Mortgage Pass-Through Certificates
                    Series 1996-S3



 , 19___


Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Residential Funding Corporation Series
1996-S3

Ladies and Gentlemen:

          WHEREAS, Residential Funding Corporation, a
Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors
Acceptance Corporation, a New York corporation
("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of January 1, 1996 (the
"Servicing Agreement"), among Residential Funding
Mortgage Securities I, Inc. (the "Company"),
Residential Funding and Bankers Trust Company (the
"Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage
Pass-Through Certificates, Series 1996-S3 (the
"Certificates"); and

          WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

          WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential
Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

          NOW THEREFORE, in consideration of the
premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

          1.   Provision of Funds.  (a) GMAC agrees to
contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related
Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate
Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 12.01 of the Servicing
Agreement.

          (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential
Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing
Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

          2.   Waiver.  GMAC hereby waives any failure
or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

          3.   Modification, Amendment and Termination.
This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

          4.   Successor.  Except as otherwise
expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

          5.   Governing Law.  This Limited Guaranty
shall be governed by the laws of the State of New York.

          6.   Authorization and Reliance.  GMAC
understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

          7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

          8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, GMAC has caused this
Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                              GENERAL MOTORS ACCEPTANCE
                              CORPORATION


                              By:
                              Name:
                              Title:


Acknowledged by:

Bankers Trust Company,
  as Trustee


By:
Name:
Title:


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.


By:
Name:
Title:

                       EXHIBIT O

FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE
LOAN


                              __________________, 19___

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Residential Funding Corporation Series
1996-S3

          Re:  Mortgage Pass-Through Certificates,
               Series 1996-S3
               Assignment of Mortgage Loan


Ladies and Gentlemen:

          This letter is delivered to you in connection with the assignment by _________________ (the
"Trustee") to _______________________ (the "Lender") of
_______________ (the "Mortgage Loan") pursuant to
Section 3.13(d) of the Pooling and Servicing Agreement
(the "Pooling and Servicing Agreement"), dated as of January 1, 1996 among Residential Funding Mortgage
Securities I, Inc., as seller (the "Company"),
Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

       (i)     the Mortgage Loan is secured by
Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

      (ii)     the substance of the assignment is, and
is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

     (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

      (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                              Very truly yours,



                              (Lender)

                              By:
                              Name:
                              Title: